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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-06719
                                  ------------------------------------------
                                       BB&T Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

   3435 Stelzer Road                 Columbus, OH                       43219
--------------------------------------------------------------------------------
                    (Address of principal executive offices)          (Zip code)

           BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:    (800) 228-1872
                                                   -----------------------------

Date of fiscal year end:       September 30, 2003
                        ---------------------------------------

Date of reporting period:      September 30, 2003
                        ---------------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

          Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                    [LOGO]
                 BB&T  Funds
       Sensible Investing for Generations(R)


[PICTURE]
       September 30, 2003


        Annual
       Report
          To Shareholders

BB&T FUNDS
TABLE OF CONTENTS

        Management Discussion of Performance
           Letter from the President and the Investment Advisor.....   1

        Fund Summary
           Balanced Fund............................................   2
           Large Company Value Fund.................................   4
           Large Company Growth Fund................................   6
           Mid Cap Value Fund.......................................   8
           Mid Cap Growth Fund......................................  10
           Small Company Growth Fund................................  12
           International Equity Fund................................  14
           Short U.S. Government Income Fund........................  16
           Intermediate U.S. Government Bond Fund...................  18
           Intermediate Corporate Bond Fund.........................  20
           Kentucky Intermediate Tax-Free Fund......................  22
           Maryland Intermediate Tax-Free Fund......................  24
           North Carolina Intermediate Tax-Free Fund................  26
           South Carolina Intermediate Tax-Free Fund................  28
           Virginia Intermediate Tax-Free Fund......................  30
           West Virginia Intermediate Tax-Free Fund.................  32
           Prime Money Market Fund..................................  34
           U.S. Treasury Money Market Fund..........................  35
           Capital Manager Funds....................................  36

        Schedule of Portfolio Investments
           Balanced Fund............................................  41
           Large Company Value Fund.................................  43
           Large Company Growth Fund................................  44
           Mid Cap Value Fund.......................................  45
           Mid Cap Growth Fund......................................  47
           Small Company Value Fund.................................  48
           Small Company Growth Fund................................  50
           Special Opportunities Equity Fund........................  52
           International Equity Fund................................  53
           Short U.S. Government Income Fund........................  57
           Intermediate U.S. Government Bond Fund...................  58
           Intermediate Corporate Bond Fund.........................  60
           Kentucky Intermediate Tax-Free Fund......................  63
           Maryland Intermediate Tax-Free Fund......................  65
           North Carolina Intermediate Tax-Free Fund................  67
           South Carolina Intermediate Tax-Free Fund................  69
           Virginia Intermediate Tax-Free Fund......................  71
           West Virginia Intermediate Tax-Free Fund.................  73
           Prime Money Market Fund..................................  76
           U.S. Treasury Money Market Fund..........................  80
           Capital Manager Conservative Growth Fund.................  81
           Capital Manager Moderate Growth Fund.....................  82
           Capital Manager Growth Fund..............................  83
           Capital Manager Aggressive Growth Fund...................  84

        Financial Statements........................................  86

        Notes to Financial Statements............................... 138

        Independent Auditors' Report................................ 148

        Information about Trustees and Officers..................... 149

   LETTER FROM THE PRESIDENT AND THE INVESTMENT ADVISOR


Dear Shareholders:

We are pleased to send you this annual report for the 12 months ended September 30, 2003, a period that witnessed a dramatic turnaround by stocks, and a continued positive performance by the bond market.

A year is a long time in the financial markets. During the last 12 months the markets were driven by geopolitical events such as the war in Iraq, the Federal Reserve's decisions to take short-term interest rates down to 40-year lows, conflicting economic data and a renewed appetite for risk displayed by both equity and fixed-income investors.

When all was said and done, stocks recovered powerfully from a bear market that had stretched back for more than two years. During our reporting period, the S&P 500 Index/1/ rose 24.37%, while the Nasdaq Composite Index/1/ soared 52.46%.

In contrast, the bond market, which had outperformed stocks over the last couple of years, cooled down considerably, but still posted modest gains. The best performance in the fixed-income arena came from corporate bonds. With the economy gaining momentum throughout the period, and many companies making visible efforts to clean up their balance sheets, fixed-income investors found corporate securities decidedly more attractive than Treasury or agency debt.

As we noted earlier, the rallies in the stock and corporate-bond markets were marked by a willingness on the part of investors to assume a significant measure of risk. In the equity market, especially, many of the best-performing stocks were low-quality, high-risk issues with poor fundamentals and little or no earnings. In this environment, our quality-driven investment process limited our near-term performance. Nonetheless, most of our funds posted returns that were historically solid. (Please refer to the individual fund reports that follow for more detailed analysis.)

Looking ahead to the last calendar quarter of 2003 and into 2004, we are comfortably optimistic that gains in the stock market may continue to outpace fixed income returns. The recent rise in stock prices is due, in great measure, to the prevailing sentiment among investors that the U.S. economy is well on the road to a self-sustaining recovery. We are encouraged by the following factors:

.. Growth in corporate earnings. We like the current trend in corporate earnings, and we think investor confidence will be substantiated by third-quarter earnings data.

.. Steady consumer spending. Thanks to this year's tax cuts and tax-rebate checks, consumers are still spending money. Historically low mortgage rates continue to give homeowners the opportunity to refinance their mortgages, thus freeing up discretionary income.

.. A weaker dollar. With the value of the dollar falling against many other major currencies, American goods become cheaper to foreign buyers, which can boost exports and add to companies' bottom lines.

.. Job growth. As we write this letter in November, we've just learned that the economy created an unexpectedly large number of jobs in October. We are heartened by the fact that the labor market appears to have stabilized and is gaining traction. Job growth is positive for consumer spending and implies a strengthening in the business sector.

As for bonds, we don't expect wide moves in either direction for the next few months. While we are not anticipating a dramatic increase to overnight interest rates, we do believe the path of least resistance is for rates to drift higher. For that reason, our bond funds are positioned to be mildly defensive, with an emphasis on generating yield.

Finally, we should mention some positive changes among the BB&T Funds themselves. The last fiscal year saw a significant and constructive expansion of our fund lineup. With the introduction of the BB&T Small Company Value Fund, we now offer growth and value portfolios in the three major capitalization arenas: large-cap, mid-cap and small-cap. The launch of the BB&T Special Opportunities Equity Fund also adds a new dimension to our range of equity choices; the portfolio manager of this new Fund looks for attractively priced stocks in all sectors, while limiting the number of portfolio holdings to just 25 to 30 securities.

In the fixed-income area, we introduced two new tax-free funds, the BB&T Kentucky Intermediate Tax-Free Fund+ and the BB&T Maryland Intermediate Tax-Free Fund+, giving shareholders who reside in those two states the opportunity to enjoy current income that is free from both federal and state income taxes.+

As always, we remain ready to answer any questions you might have about the BB&T Funds, or assist you in building a sensible investment strategy. Your BB&T investment counselor would welcome the opportunity to help you review your financial statements. Or please don't hesitate to call us at 1-800-453-7348.

Sincerely,

/s/ Walter B. Grimm


Walter B. Grimm
Chairman
BB&T Mutual Funds Group

/s/ Keith F. Karlawish

Keith F. Karlawish
President and Chief Investment Officer
BB&T Asset Management, Inc.

 /1/The S&P 500 Index is generally considered to be representative of the performance of the stock market as a whole. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S.-based common stocks listed on the NASDAQ Stock Market. These indices are unmanaged and do not reflect the management and fund accounting fees associated with a mutual fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   +The fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to geographical area.

  BB&T BALANCED FUND


PORTFOLIO MANAGERS
David R. Ellis                           [GRAPHIC]
Paige Henderson, CFA
Brad D. Eppard, CFA                              PORTFOLIO MANAGERS' PERSPECTIVE

The BB&T Balanced Fund is managed by     "The Fund's name sums up our investment
David R. Ellis, Paige Henderson, CFA,         philosophy: to provide competitive
and Brad D. Eppard, CFA. Mr. Ellis              returns, above-average yield and
graduated from the University of North    relatively low volatility by balancing
Carolina-Chapel Hill, where he received                                      our
a B.S. in Business, and has been                   assets between the equity and
managing investors' money since 1982.      fixed-income asset classes. We take a
Ms. Henderson graduated from the                                         blended
University of North Carolina-Chapel          approach to security selection. Our
Hill, where she received a B.S.B.A. in    stock portfolio is comprised mostly of
Business Administration and an M.B.A.,        high-quality, large-capitalization
and has 12 years of investment                   companies that, in our opinion,
experience. Mr. Eppard received a B.A.                                 represent
in Business Administration and           substantial absolute or relative value,
Accounting from the Radford University,    fueled by solid growth prospects. Our
and has 18 years of investment            bond holdings also emphasize value and
experience. The managers are supported      relative stability and serve to both
by the BB&T Balanced Portfolio                    generate income and smooth out
Management Team, which includes Keith                  short-term fluctuations."
F. Karlawish, CFA; Richard B. Jones,
CFA; James L. Luke, CFA; and Robert F.
Millikan, CFA. The team brings to the
Fund more than a century of combined
investment management experience, along
with a broad range of specialized
skills encompassing value stocks,
growth stocks and fixed-income
securities.


--------------------------------------------------------------------------------
-------------------------------

For the 12 months ended September 30, 2003, the Fund produced a total return of 13.71% (Institutional Shares), compared to 24.37% and 6.01% for its benchmarks, the S&P 500 Index and the Lehman Brothers Intermediate Government Bond Index, respectively.

The Fund's balanced style helped smooth out price fluctuations

We witnessed an enormous amount of market volatility throughout the period, especially in the stock market. The period leading up to the war in Iraq created a great deal of uncertainty, which can cause security prices to fluctuate widely. Nevertheless, the major stock indices all moved considerably higher, both in the period before the beginning of the war, and after the U.S. secured a decisive victory. This performance marked a significant change from the previous three years, when stocks did poorly.

Bonds were also volatile, as investors rotated among Treasury, agency, mortgage-backed and corporate securities. Investor sentiment shifted among these various sectors as geopolitical and economic conditions changed on almost a daily basis. For the period as a whole, corporate securities did best, as companies addressed governance issues, cleaned up their public images and demonstrated that their financial conditions were improving.

Because stocks and bonds are not highly correlated, we believe shareholders of this Fund benefited from our balanced approach; at the end of the period, for example, 50.3% of the Fund's net assets were invested in common stocks, with 5.4% invested in corporate bonds, 7.8% in mortgage-backed securities, 27.6% in Government agencies, 2.4% in cash and cash equivalents and 10.8% in securities held as collateral for securities on loan./1/ When different types of securities--in this case, stocks and bonds--don't move in concert, a broadly diversified portfolio could offer some stability against volatile economic and market conditions. The Fund's top five equity holdings were Citigroup, Inc. (1.7% of the Fund's net assets), Bank of America Corp. (1.6%), General Electric Co. (1.5%), Emerson Electric Co. (1.4%) and The Walt Disney Co. (1.4%)./1/

The Fund's fixed-income holdings were invested in U.S. Treasury, government agency, mortgage-backed and corporate securities. The effective duration of the fixed-income portfolio was approximately 5.1; the average credit quality was Aaa (as rated by Moody's)./1/

We will maintain our asset-class balance

While no one can ignore such momentous events as the war in Iraq, as long-term investors we base our investment decisions on other factors--focusing on the prospects of individual securities.

We continue to believe that the economy is recovering steadily, which could bode particularly well for stocks. Therefore, while keeping a substantial portion of our assets in bonds, we will concentrate more resources in high-quality equities.

   1The composition of the Fund's holdings is subject to change.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                                             BB&T BALANCED FUND

                                    [CHART]

Value of a $10,000 Investment

                                                               Lehman Brothers
                                                                Intermediate
         BB&T Balanced Fund   BB&T Balanced Fund    S&P 500      Government
         (Class A Shares)*  (Institutional Shares)  Index        Bond Index
         ------------------ ----------------------  ---------   --------------
9/30/93       $ 9,427               $10,000         $10,000       $10,000
9/30/94         9,367                 9,958          10,368         9,850
9/30/95        11,053                11,773          13,448        10,895
9/30/96        12,427                13,273          16,181        11,451
9/30/97        15,131                16,209          22,722        12,347
9/30/98        16,174                17,371          24,785        13,658
9/30/99        17,423                18,762          21,672        13,765
9/30/00        17,725                19,123          35,874        14,620
9/30/01        16,179                17,492          26,329        16,501
9/30/02        14,289                15,495          20,940        17,893
9/30/03        16,204                17,622          26,043        18,518



Average Annual Total Returns
--------------------------------------------------------------------------------
As of September 30, 2003      Inception Date   1 Year   5 Year       10 Year
--------------------------------------------------------------------------------
Class A Shares*                   7/1/93        6.86%   -1.14%        4.94%
--------------------------------------------------------------------------------
Class B Shares**                  1/1/96/2/     8.65%   -0.88%        4.93%
--------------------------------------------------------------------------------
Class C Shares***                 2/1/01/3/    12.54%   -0.36%        5.35%
--------------------------------------------------------------------------------
Institutional Shares              7/1/93       13.71%    0.28%        5.83%
--------------------------------------------------------------------------------

  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains.
 /2/Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that date is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, would have lowered performance.
 /3/Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that date is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which, if reflected, performance would have been lower.
   The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities. A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T LARGE COMPANY VALUE FUND

PORTFOLIO MANAGER

Richard B. Jones, CFA                    [GRAPHIC]

The BB&T Large Company Value Fund is         PORTFOLIO MANAGER'S PERSPECTIVE
managed by Richard B. Jones, CFA,
Director of Value Equity Portfolio         "We use a simple, but disciplined,
Management for BB&T Asset Management,          process that relies on both
Inc. A graduate of Miami (Ohio)                     quantitative and
University, where he earned a B.S. in       qualitative techniques. We screen
Business, Mr. Jones also earned an       roughly 2,000 large, financially strong
M.B.A. from the Ohio State University,   companies to find about 100 top-quality
and has been managing investors' money   names that meet our value criteria; from
since 1984. He is supported by the BB&T    this list, we normally own about 70
Value Equity Portfolio Management Team,  stocks, each of which plays a distinct
which includes David R. Ellis, Buel S.                    role
Sears, CFA; John T. Kvantas, CFA; Eric    in enabling us to build a diversified
Farls, CFA and Robert Carroll. The team  portfolio. We are long-term investors,
brings to the Fund more than eight         approaching each purchase with the
decades of combined investment             intent to own it for three to five
management experience, along with a                     years, if
broad range of equity management skills. all goes well. Consequently, the Fund's turnover rate is low, 10-30%, which
                                            makes the Fund more efficient for
                                                   taxable accounts."



--------------------------------------------------------------------------------
-------------------------------

For the 12 months ended September 30, 2003, the Fund produced a total return of 17.98% (Institutional Shares), compared to 24.37% for its benchmark, the Russell 1000 Value Index.

The Fund rose, but a bias toward low-quality stocks was not completely to our liking

Despite great uncertainty about the war in Iraq, a sense of anxiety that existed until victory was achieved in the spring, a number of factors helped push the stock market higher. Fresh tax cuts put a great deal of money into Americans' pockets, consumer spending maintained a healthy pace and the Federal Reserve cut interest rates twice more during the period--following a trend toward markedly lower rates over the last couple of years--taking short-term rates to historically low levels.

A dominant theme during the period was the strength displayed by low-quality stocks with little or no earnings history. While the market advance was fairly broad-based, it was geared toward the stocks of companies with questionable fundamentals or poor business models. Although these stocks were very risky, investors were emboldened to take on more risk, and they bid up these low-level, often low-priced shares.

Funds such as ours, which operate with a strong quality bent, could not keep pace with the major indices, which were pushed appreciably higher by many risky stocks that our investment discipline dissuades us from buying. During the period, the Fund did produce good absolute performance, but we lagged our benchmark.

Still, many of the stocks we owned rose in value. One of our best-performing sectors was technology. While we haven't always been big buyers of technology stocks in years past, we began to see some compelling values in that sector and at the end of the period (September 30, 2003), actually had a heavier weighting in information technology stocks than the Russell 1000 Value Index./1/

As of September 30, 2003, the top five equity holdings in the Fund were Kimberly-Clark Corp. (2.7% of the Fund's net assets), Conocophillips (2.4%), Emerson Electric Co. (2.4%), Pitney Bowes, Inc. (2.3%) and Washington Mutual, Inc. (2.2%)./1/

We are positioned for a rebound in high-quality stocks

Our outlook has changed little over the last six months. We believe corporate earnings will pick up steam in the second half of 2003, as the economy maintains its recovery and productive fiscal policy continues to boost consumer and, we hope, business spending.

High-quality stocks have lagged the broader market over the last year. However, as the economic gains strengthen, we believe investor sentiment could rotate toward companies with solid fundamentals and strong management. This about-face may result in a pickup in the type of stocks we own.


 /1/The composition of the Fund's holdings is subject to change.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                                  BB&T LARGE COMPANY VALUE FUND

                                    [CHART]

Value of a $10,000 Investment

                  BB&T Large             BB&T Large
             Company Value Fund      Company Value Fund     Russell 1000
              (Class A Shares)*     (Institutional Shares)  Value Index
             ------------------     ----------------------  ------------
9/30/1993         $ 9,423                $10,000              $10,000
9/30/1994           9,736                 10,357                9,929
9/30/1995          11,744                 12,521               12,681
9/30/1996          14,207                 15,189               14,957
9/30/1997          19,577                 20,980               21,286
9/30/1998          19,597                 21,053               22,051
9/30/1999          21,877                 23,557               26,178
9/30/2000          23,123                 24,944               28,512
9/30/2001          22,251                 24,064               25,971
9/30/2002          17,674                 19,171               21,570
9/30/2003          20,808                 22,619               26,825



Average Annual Total Returns
--------------------------------------------------------------------------------
As of September 30, 2003   Inception Date   1 Year   5 Year       10 Year
--------------------------------------------------------------------------------
Class A Shares*               10/9/92       10.99%    0.01%        7.60%
--------------------------------------------------------------------------------
Class B Shares**              1/1/96/2/     12.74%    0.26%        7.60%
--------------------------------------------------------------------------------
Class C Shares***             2/1/01/3/     16.72%    0.79%        8.02%
--------------------------------------------------------------------------------
Institutional Shares          10/9/92       17.98%    1.44%        8.50%
--------------------------------------------------------------------------------
  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains.
 /2/Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.
 /3/Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which, if reflected, performance would have been lower.
   The Fund is measured against the Russell 1000 Value Index an unmanaged index which consists of 1,000 of the largest capitalized U.S. domiciled companies. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T LARGE COMPANY GROWTH FUND

PORTFOLIO MANAGER
                                                   [GRAPHIC]
James L. Luke, CFA
                                       PORTFOLIO MANAGER'S PERSPECTIVE
The BB&T Large Company Growth Fund
is managed by James L. Luke, CFA,    "We use quantitative screening to
Director of Growth Equity            target the most attractive stocks
Portfolio Management for BB&T                             among large,
Asset Management, Inc. Mr. Luke        established growth companies in
graduated from Valdosta State             the market's fastest-growing
University with a B.S. in Business                        sectors. Our
Administration-Finance and has               multifactor scoring model
been managing investors' money             evaluates and ranks several
since 1969. Mr. Luke is supported              thousand companies with
by the BB&T Growth Equity               market capitalizations greater
Portfolio Management Team, which       than $5 billion. We then take a
includes David P. Nolan, Charles                        closer look at
Ryan, Cary Nordan, CFA and Brandon   the companies in the top third of
Carl. The team brings to the Fund    our rankings, clarifying data and
more than seven decades of                                identify how
combined investment management        a particular stock could enhance
experience, along with a broad        our portfolio, which normally is
range of growth-stock investing                           comprised of
skills.                                65-75 issues. All the while, we
                                    are careful not to overpay for any
                                                            particular
                                    stock. The price we are willing to
                                        pay for growth is based on our
                                                         evaluation of
                                    whether a stock's growth potential
                                                   will be delivered."

--------------------------------------------------------------------------------
-------------------------------


For the 12 months ended September 30, 2003, the Fund produced a total return of 16.79% (Institutional Shares), compared to 25.92% for its benchmark, the Russell 1000 Growth Index.

The market advance was led by low-quality stocks

The market bottomed out in early October of 2002, shortly after the beginning of our fiscal year. A very strong rally developed in the fourth calendar quarter of 2002, and kicked off a fiscal year that was exceedingly volatile, yet ultimately productive for equity investors.

At the beginning of our reporting period, the U.S. was transitioning from a very anemic economy into an economy that had begun to show signs of strength, and providing investors with a reason to buy stocks. Corporate earnings began to rise and interest rates stayed low much longer than we had anticipated, a very positive factor for stocks. As a result, the stock market displayed resilience for much of the period, dipping at times, but always resuming its upward climb.

It must be noted that the market's rally was fueled primarily by low-price stocks with little or no earnings, low dividend yields, high Betas/2/, low return on assets and low return on equity. In other words, the type of low-quality, high-risk stocks we generally don't consider appropriate for the Fund.

It's not surprising that those stocks led the first move off the market bottom; these were the companies that had been beaten up the worst during the previous bear market. But as a result, while the Fund produced historically strong returns--we were helped by the fact that the growth sector outperformed the value sector for the full period--the Fund lagged the overall market.

As of September 30, 2003, the top five equity holdings in the Fund were Wal-Mart Stores, Inc. (2.8% of the Fund's net assets), PepsiCo, Inc. (2.8%), Amgen, Inc. (2.8%), Pfizer, Inc. (2.7%) and Wyeth (2.6%).1

The Fund is positioned to benefit from a rotation into high-quality stocks

Throughout the volatile period of the last 12 months, we continued to execute a disciplined investment approach that focuses on measurable earnings growth, strong company management and solid valuations. We also remained close to fully invested and, as a result, we captured much, if not all, of the market's generous returns.

Going forward, we are comfortably optimistic that the economic picture will continue to improve, though this could force the Federal Reserve to begin raising interest rates sometime in 2004. In the investment arena, we fully expect market leadership to rotate from low-quality names to the type of fundamentally sound, higher-quality stocks we tend to own.


   1The composition of the Fund's holdings is subject to change.
 /2/Beta is a measure of a stock fund's volatility and direction, compared to the stock market in general.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                                 BB&T LARGE COMPANY GROWTH FUND

                                    [CHART]

Value of a $10,000 Investment

         BB&T Large Company      BB&T Large Company
            Growth Fund             Growth Fund        Russell 1000
         (Class A Shares)*    (Institutional Shares)   Growth Index
         ------------------   ----------------------   ------------
10/3/97       $ 9,425                $10,000             $10,000
9/30/98         9,186                  9,767              11,111
9/30/99        12,027                 12,810              14,983
9/30/00        15,645                 16,720              18,493
9/30/01         9,331                  9,993              10,053
9/30/02         7,547                  8,098               7,790
9/30/03         8,794                  9,458               9,809

Average Annual Total Returns
-------------------------------------------------------------------------------
As of September 30, 2003   Inception Date   1 Year   5 Year    Since Inception
-------------------------------------------------------------------------------
Class A Shares*               10/3/97        9.86%   -2.04%        -2.12%
-------------------------------------------------------------------------------
Class B Shares**              10/3/97       11.72%   -1.77%        -2.00%
-------------------------------------------------------------------------------
Class C Shares***             2/1/01/2/     15.70%   -1.57%        -1.84%
-------------------------------------------------------------------------------
Institutional Shares          10/3/97       16.79%   -0.64%        -0.93%
-------------------------------------------------------------------------------
  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains.
 /2/Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.
   The Fund is measured against the Russell 1000 Growth Index an unmanaged index which is comprised of 1,000 of the largest capitalized U.S. domiciled companies with higher price-to-book ratios and higher forecasted growth values whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities. A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total returns for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T MID CAP VALUE FUND

 PORTFOLIO MANAGER
                                                            [GRAPHIC]
 Buel S. Sears, CFA

 The BB&T Mid Cap Value Fund is      PORTFOLIO MANAGER'S PERSPECTIVE
 managed by Buel S. Sears, CFA, who
 has been managing investors' money  "We seek to provide our since 1982. Mr. Sears is supported  shareholders with three important by the BB&T Value Equity Portfolio  investment benefits:
 Management Team, which includes     current income, long-term growth
 Richard B. Jones, CFA, David R.     of capital and a commitment to
 Ellis, John T. Kvantas, CFA, Eric   controlling
 Farls, CFA and Robert Carroll. The  volatility. We diversify among
 team brings to the Fund more than   economic sectors, industries and
 eight decades of combined           individual
 investment management experience,   companies, with no more than 5% of
 along with a broad range of equity  the portfolio invested in any
 management skills.                  single
                                     security. We take a hard look at
                                     how companies in different
                                     industries can
                                     have similar risk profiles and we
                                     build our portfolio with an
                                     awareness of
                                     these correlations. We also
                                     provide value to our shareholders
                                     by stressing low
                                     turnover, which can both reduce
                                     costs and improve tax efficiency."


--------------------------------------------------------------------------------
-------------------------------

For the 12 months ended September 30, 2003, the Fund produced a total return of 20.60% (Institutional Shares), compared to 28.30% for its benchmark, the Russell MidCap Value Index.

Many factors united to push stock prices higher

Mid-cap stocks as a group performed well, as did value stocks, during the 12-month period. It's true that for the first half of our fiscal year, low-quality companies with high, expected growth rates, but no current earnings led the market. But the advance broadened in the latter half of our reporting period and many other stocks also began to do well.

From March 2003 onward, net inflows into mutual funds accelerated, as the economy showed signs of recovery, the tax stimulus took hold, interest rates stayed low and investors began to notice that the major indices were performing well. The period as a whole reminded people why they decided to own stocks, and stock mutual funds, in the first place.

As for our Fund, in particular, we continued to follow our investment objective of providing shareholders with capital appreciation, along with a measure of current income, while attempting to manage volatility. We participated meaningfully in the market advance.

At the end of the period, we owned 90 different stocks in roughly 10 different industries. Three of our best-performing stocks during the period were AdvancePCS (2.1% of the Fund's net assets at the end of the period), a prescription-benefit management company; Mylan Laboratories, Inc. (2.3%), a leader in generic pharmaceuticals; and National Semiconductor Corp. (1.3%), a technology company. These companies' have advanced their business outlooks and continued to strengthen financially, but they're still close to what we feel their respective fair values are. Consequently, while we have harvested some of our profits, we have maintained meaningful positions in all three stocks.1

It's also significant to note that we ended the period overweighted in the industrials sector. One stock that did particularly well for us was Worthington Industries, Inc. (1.2%), a steel fabricator. Although the stock was somewhat out of favor, we believed it was a well- managed company with solid finances and good prospects for profitability.1

As of September 30, 2003, the top five equity holdings in the Fund were Jefferson-Pilot Corp. (2.5% of the Fund's net assets), Mylan Laboratories, Inc. (2.3%), Advance PCS (2.1%), Arthur J. Gallagher & Co. (2.1%) and Compass Bancshares, Inc. (2.0%).1

The consumer continues to drive the economy

Looking forward, we believe the economy will continue to pick up steam, led by consumer spending and constructive fiscal policy from the federal government. We've even begun to see signs of a pickup in business spending. We don't think there's much risk of a recession at this point. The Fed seems determined to keep interest rates low for the foreseeable future and the impact from tax cuts are continuing to make their presence felt. We believe that these factors could contribute to a productive environment for the type of mid-cap value stocks we own.


   1The composition of the Fund's holdings is subject to change.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                                        BB&T MID CAP VALUE FUND

                                    [CHART]

Value of a $10,000 Investment

            BB&T Mid Cap         BB&T Mid Cap           Russell
            Value Fund            Value Fund            MidCap
         (Class A Shares)*  (Institutional Shares)    Value Index
         -----------------  ----------------------    -----------
 8/1/96       $ 9,425                $10,000            $10,000
9/30/96         9,746                 10,340             10,802
9/30/97        12,479                 13,277             15,149
9/30/98        12,915                 13,772             14,588
9/30/99        15,365                 16,412             15,947
9/30/00        16,404                 17,565             18,021
9/30/01        15,885                 17,058             18,014
9/30/02        14,575                 15,692             17,031
9/30/03        17,536                 18,924             21,851

Average Annual Total Returns
--------------------------------------------------------------------------------
As of September 30, 2003   Inception Date   1 Year   5 Year   Since Inception
--------------------------------------------------------------------------------
Class A Shares*               8/1/96/2/      13.37%   5.05%         8.16%
--------------------------------------------------------------------------------
Class B Shares**              7/25/01/2/     15.31%   5.74%         8.76%
--------------------------------------------------------------------------------
Class C Shares***             7/25/01/2/     19.40%   5.90%         8.76%
--------------------------------------------------------------------------------
Institutional Shares          8/1/96/2/      20.60%   6.56%         9.31%
--------------------------------------------------------------------------------
  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
*** Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains.

 /2/Performance shown for Class A and Institutional Shares includes the performance of the OVB Equity Income Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Value Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares' 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

   The Fund is measured against the the Russell MidCap Value Index which measures the performance of those securities in the Russell 1000 with lower price-to-book ratios or lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If fees had not been waived, the Fund's total return for the period would have been lower.

   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T MID CAP GROWTH FUND

PORTFOLIO MANAGER
                                         [GRAPHIC]
David P. Nolan
                                             PORTFOLIO MANAGER'S PERSPECTIVE
The BB&T Mid Cap Growth Fund is managed
by David P. Nolan. A graduate of Wake    "We believe that companies situated in
Forest University, where he received a   the mid-capitalization sector--which we
B.S. in Business, Mr. Nolan managed        define as between $2-10 billion in
common and collective trust funds from      market cap--can achieve the most
1985 to 1993 and has managed the Mid                    striking
Cap Growth Fund since its inception in    growth rates in their respective life
1993. He is supported by the BB&T         cycles. This is the 'sweet spot' for
Growth Equity Portfolio Management                        many
Team, which includes James L. Luke,        companies, which have survived the
CFA, Charles Ryan, Cary Nordan, CFA and  challenges of their early years and are
Brandon Carl. The team brings to the                       now
Fund more than seven decades of              reaching the point where their
combined investment management           businesses are expanding rapidly. They
experience, along with a broad range of                 also can
growth-stock investing skills.             have an edge over larger companies,
                                          whose businesses have matured and who
                                            struggle to maintain double-digit
                                            growth rates. For these reasons,
                                                      well-managed
                                           mid-cap companies offer outstanding
                                            investment opportunities for our
                                                     shareholders."


--------------------------------------------------------------------------------
-------------------------------

For the 12 months ended September 30, 2003, the Fund produced a total return of 22.25% (Institutional Shares), compared to 38.89% for its benchmark, the Russell MidCap Growth Index.

The Fund was challenged by a 'low-quality' rally

The fiscal year as a whole offered a challenge for our Fund, when returns are compared to the performance of our benchmark, the Russell MidCap Growth Index. Although the Fund underperformed its benchmark for the period as a whole, it did perform better relative to its index during the latter half of the fiscal year.

More specifically, the first few months of our fiscal year saw a sharp rally in the stocks of companies with poor financial outlooks--the types of low-quality stocks that we do not consider for investment. In the months that followed, the Fund steadily regained ground.

What caused the "low-quality rally" early in the period? After the stock market bottomed out in early October 2002 and began to recover, a lot of money flowed into the "cheapest" stocks available--those with no earnings, lowest prices and highest Betas/2/. It was not a great surprise that the stocks, which did so well at the beginning of the market's recovery, were those issues that had been thrashed most severely earlier. In fact, the same phenomenon again took place this past spring.

Further, during the third and fourth quarters of our fiscal year, we uncovered some attractive opportunities in the technology and consumer discretionary sectors, and became aggressive buyers; in fact, at the end of our reporting period, the Fund was overweighted in both sectors.

As of September 30, 2003, the top five equity holdings in the Fund were Harman International Industries, Inc. (2.4% of the Fund's net assets), ATI Technologies, Inc. (2.4%), PETsMART, Inc. (2.3%), Rent-A-Center, Inc. (2.2%) and Ameritrade Holding Corp. (2.1%)./1/

Market sentiment could rotate back to higher-quality issues

Looking out over the next six- to 12-months, we believe the market may continue to reward aggressive buying of low quality, risky issues, at least in the short run. We believe that we are now seeing legitimate signs of economic growth, a confirmation of what the market has been "forecasting."

However, the economy could slow down later in the upcoming year. This could spur investors to rotate toward more conservative names. If this were to occur, we would respond by reducing the number of economically sensitive companies in the portfolio and increasing the number of companies with more predictable earnings streams.

 /1/The composition of the Fund's holdings is subject to change.
 /2/Beta is a measure of a stock or stock fund's volatility and direction, compared to the stock market in general.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                                       BB&T MID CAP GROWTH FUND

                                    [CHART]

Value of a $10,000 Investment

12/30/93, Commencement of operations of Class A

           BB&T Mid Cap            BB&T Mid Cap
           Growth Fund             Growth Fund          Russell MidCap
         (Class A Shares)*   (Institutional Shares)      Growth Index
         -----------------   ----------------------      ------------
12/1/93       $9,424                 $10,000               $10,000
9/30/94        8,886                   9,757                10,320
9/30/95       11,741                  12,295                13,382
9/30/96       13,288                  14,661                15,567
9/30/97       17,206                  19,020                20,182
9/30/98       18,116                  20,096                18,291
9/30/99       25,011                  27,847                25,093
9/30/00       35,011                  39,047                40,243
9/30/01       19,404                  21,689                19,410
9/30/02       16,970                  19,030                16,402
9/30/03       20,692                  23,264                22,781

Average Annual Total Returns
--------------------------------------------------------------------------------
As of September 30, 2003   Inception Date   1 Year   5 Year   Since Inception
--------------------------------------------------------------------------------
Class A Shares*              12/30/93/3/    14.95%    1.48%        7.74%
--------------------------------------------------------------------------------
Class B Shares**              7/25/01/3/    17.00%    2.24%        8.22%
--------------------------------------------------------------------------------
Class C Shares***             7/25/01/3/    21.13%    2.38%        8.23%
--------------------------------------------------------------------------------
Institutional Shares         12/1/93/3/     22.25%    2.97%        8.97%
--------------------------------------------------------------------------------
  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains.
 /3/Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB Capital Appreciation Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Growth Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. The Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares' 12b-1 fees and expenses. With those adjustments, performance would be lower.
   The Fund is measured against the Russell MidCap Growth Index an unmanged index which measures the performance of those securities in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total returns for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T SMALL COMPANY GROWTH FUND+

     PORTFOLIO MANAGER
                                                 [GRAPHIC]
     James L. Luke, CFA
                                    PORTFOLIO MANAGER'S PERSPECTIVE
     The BB&T Small Company Growth
     Fund is managed by James L.    "Small companies are vastly
     Luke, CFA, Director of Growth  different, in many ways, from
     Equity Portfolio Management    larger corporations,
     for BB&T Asset Management,     and successfully investing in the
     Inc. Mr. Luke graduated from   small-cap sector-which we define
     Valdosta State University      as companies
     with a B.S. in Business        having market capitalizations
     Administration--Finance and    under $2 billion-requires special
     has been managing investors'   care and
     money since 1969. Mr. Luke is  discipline. With small stocks, for
     supported by the BB&T Growth   example, the risk we confront is
     Equity Portfolio Management    more
     Team, which includes David P.  company-specific than
     Nolan, Charles Ryan, Cary      market-related; these stocks tend
     Nordan, CFA and Brandon Carl.  to move more on news
     The team brings to the Fund    about their individual company or
     more than seven decades of     on industry dynamics than do
     combined investment            larger stocks.
     management experience, along   There also is less efficiency in
     with a broad range of          the pricing of small-company
     growth-stock investing skills. stocks. All these
                                    factors make small-company stocks
                                    more risky, yet they are laden
                                    with enormous
                                    opportunities for long-term growth
                                    and stock-price appreciation.
                                    Investors
                                    should never forget that from
                                    small companies with promising
                                    ideas, come large
                                    companies with dominant market
                                    positions."


--------------------------------------------------------------------------------
-------------------------------

For the 12 months ended September 30, 2003, the Fund produced a total return of 22.90% (Institutional Shares), compared to 41.72% for its benchmark, the Russell 2000 Growth Index.

The market advance was led by low-quality stocks

The market bottomed out in early October of 2002, shortly after the beginning of our fiscal year. A very strong rally developed in the fourth calendar quarter of 2002, and kicked off a fiscal year that was exceedingly volatile, yet ultimately productive for equity investors.

At the beginning of our reporting period, the U.S. was transitioning from a very anemic economy into an economy that had begun to show signs of strength, and providing investors with a reason to buy stocks. Corporate earnings began to rise and interest rates stayed low much longer than we had anticipated, a very positive factor for stocks. As a result, the stock market displayed resilience for much of the period, dipping at times, but always resuming its upward climb.

It must be noted that the market's rally was fueled primarily by low-price stocks with little or no earnings, low dividend yields, high Betas (high measures of risk), low return on assets and low return on equity. In other words, the type of low-quality, high-risk stocks we generally don't consider appropriate for the Fund.

It's not surprising that those stocks led the first move off the market bottom; these were the companies that had been beaten up the worst during the previous bear market. But as a result, while the Fund produced historically strong returns--we were helped by the fact that the growth sector outperformed the value sector for the full period, and small-cap stocks did particularly well--the Fund lagged the overall market.

As of September 30, 2003, the top five equity holdings in the Fund were Take-Two Interactive Software, Inc. (2.1% of the Fund's net assets), Sonic Solutions (1.9%), Varian Semiconductor Equipment Associates, Inc. (1.6%), USANA Health Sciences, Inc. (1.5%) and Multimedia Games, Inc. (1.5%)./1/

The Fund is positioned to benefit from a rotation into high-quality stocks

Throughout the volatile period of the last 12 months, we continued to execute a disciplined investment approach that focuses on measurable earnings growth, strong company management and solid valuations. We also remained close to fully invested and, as a result, we captured much, if not all, of the market's generous returns.

Going forward, we are comfortably optimistic that the economic picture will continue to improve, though this could force the Federal Reserve to begin raising interest rates sometime in 2004. In the investment arena, we fully expect market leadership to rotate from low-quality names to the type of fundamentally sound, higher-quality stocks we tend to own.

   +Small-capitalization funds typically carry additional risk, since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.
 /1/The composition of the Fund's holdings is subject to change.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                                 BB&T SMALL COMPANY GROWTH FUND



                                    [CHART]

Value of a $10,000 Investment


         BB&T Small Company    BB&T Small Company
            Growth Fund           Growth Fund            Russell 2000
         (Class A Shares)*    (Institutional Shares)     Growth Index
         ------------------   ----------------------     ------------
12/7/94       $ 9,425                $10,000               $10,000
9/30/95        13,695                 14,570                13,219
9/30/96        19,849                 21,180                14,886
9/30/97        22,012                 23,545                18,362
9/30/98        16,771                 17,985                13,802
9/30/99        23,869                 25,656                18,305
9/30/00        36,839                 39,720                23,736
9/30/01        16,594                 17,932                13,628
9/30/02        12,832                 13,910                11,153
9/30/03        15,732                 17,096                15,803


Average Annual Total Returns
--------------------------------------------------------------------------------
As of September 30, 2003      Inception Date   1 Year   5 Year   Since Inception
--------------------------------------------------------------------------------
Class A Shares*                  12/7/94       15.58%   -2.43%        5.28%
--------------------------------------------------------------------------------
Class B Shares**                 1/1/96/2/     17.64%   -2.14%        5.29%
--------------------------------------------------------------------------------
Class C Shares***                2/1/01/3/     21.73%   -1.63%        5.76%
--------------------------------------------------------------------------------
Institutional Shares             12/7/94       22.90%   -1.01%        6.27%
--------------------------------------------------------------------------------

  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains.
 /2/Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that is based on the historical performance of the Class A Shares and has been adjusted for the Class B Shares CDSC, but does not include the Class B Shares 12b-1 fees, which, if reflected, would have lowered performance.
 /3/Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that date is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not reflect the Class C Shares 12b-1 fees, which, if reflected, performance would have been lower.
   The Fund is measured against the Russell 2000 Growth Index an unmanaged index which is comprised of the securities in the Russell 2000 Index which have a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T INTERNATIONAL EQUITY FUND+

  PORTFOLIO MANAGERS
                                      [GRAPHIC]
  UBS Global Asset Management
                                          PORTFOLIO MANAGER'S PERSPECTIVE
  The BB&T International Equity Fund
  is managed by a team of portfolio   "Our investment philosophy focuses on a
  managers at UBS Global Asset            stock's price, relative to its
  Management, subadviser to the        intrinsic (or fundamental) value. We
  Fund. Key team members include          identify discrepancies between
  Thomas P. Madsen, CFA, managing      a security's intrinsic value and its
  director and global head of            observed market price-both across
  equities; Bruno Bertocci,            and within global equity markets. We
  executive director and global              attempt to exploit these
  portfolio manager; and Lydia J.        discrepancies using a disciplined
  Miller, managing director and              fundamental approach. Our
  global portfolio manager. Mr.        research teams evaluate companies in
  Madsen earned BBA and MS degrees           their markets around the
  from the University of Wisconsin     world and assign relative price/value
  and has 24 years of investing            rankings based on the present
  experience. Mr. Bertocci received   value of each company's expected future
  a BA degree from Oberlin College            cash flows. Our equity
  and an MBA from the Harvard         strategy team utilizes a global network
  Graduate School of Business and         of resources to systematically
  also has 24 years of investing         develop portfolio strategy in the
  experience. Ms. Miller earned a BS   context of integrated global capital
  from the Pennsylvania State            markets. Currency strategies are
  University and an MBA from the             developed separately and
  University of Chicago, and bring     coordinated with country allocations.
  18 years of investing experience          The result is a diversified
  to the team.                        portfolio of international stocks that
                                          we believe could provide solid,
                                      long-term performance while potentially
                                                  managing risk."

--------------------------------------------------------------------------------
-------------------------------

For the 12 months ended September 30, 2003, the Fund produced a total return of 9.72% (Institutional Shares), compared to 26.54% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index").

UBS Global Asset Management was named Sub-Advisor to the BB&T International Equity Fund in April 2003.

Since assuming management of the Fund last April, we have repositioned the portfolio to reflect our investment approach: We determine a stock's intrinsic value, based on the cash flows generated by the underlying business. We then identify discrepancies between a stock's intrinsic value and its price, and attempt to exploit these discrepancies. We follow this process in markets around the world, and across industries and sectors. We are not biased toward a particular country or region, but look for opportunity in any liquid stock that offers us a value advantage.

A 'frothy undercurrent' swept through global markets

From a sector standpoint, we have seen a very frothy undercurrent in stocks over the last year, not only in the U.S., but also throughout the world. This undercurrent had driven up the prices of what we feel are some of the worst quality stocks on the market. Companies that generally do not pay dividends, have poor balance sheets, and little or no earnings have outperformed companies with solid business prospects. For example, in Japan, the best-performing stocks have been those of companies that are nearly bankrupt. While a recovery in speculative issues is common when a market begins to rise after a long decline, the stocks of attractively valued, higher qualities usually keep up. During the recent market rise, this did not happen, and therefore, our performance, while positive, did not match the annual return of our benchmark, the MSCI EAFE Index.

On the plus side, the dollar fell for much of the last 12 months, which was good for U.S. investors; when the value of foreign securities are converted into dollars, a weaker dollar effectively boosts returns for American investors.

As of September 30, 2003, approximately 42.4% of the Fund's net assets was invested in Continental Europe, 30.3% in Great Britain, 18.4% in Japan, 6.8% in other Pacific Basin countries, 1.6% in the world's emerging markets./1/

The Fund's top five equity holdings were Nestle SA (3.2% of the Fund's net assets), BP PLC (3.0%), Vodafone Group PLC (2.9%), Total SA (2.7%) and GlaxoSmithKline PLC (2.6%)./1/

We maintain our focus on attractively valued, high-quality stocks

Looking forward, we believe non-U.S. equities are modestly more attractive than U.S. stocks. Regionally, the United Kingdom and Continental Europe are more attractive than Japan.

As many investors in foreign markets know, Japanese stocks in general have been under water for years. Nonetheless, Asia as a whole offers attractive opportunities. China has an enormous impact on the Far East, while the Korean and Taiwanese economies are more independent of Japan. That being said, within the Japanese market, there are many companies headquartered in Japan that do most of their business outside Japan, and consequently, many of them have done quite well over the last decade.

Overall, we have shifted some assets into stocks that we consider more "defensive"--high-quality securities that didn't fully participate in the recent rally. As for specific sectors, we are generally staying away from technology, semiconductors and related areas, which appear to be priced well above their fundamental value. As many investors realize that higher-quality issues offer better long-term value, the holdings in our Fund should benefit.

   +International investing involves increased risk and volatility.
   1The composition of the Fund's holdings is subject to change.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                                 BB&T INTERNATIONAL EQUITY FUND

                                    [CHART]

Value of a $10,000 Investment

         BB&T International     BB&T International
            Equity Fund            Equity Fund
         (Class A Shares)*     (Institutional Shares)    MSCI EAFE Index
         ------------------  --------------------------  ---------------
1/2/97        $ 9,425                 $10,000                $10,000
9/30/97        10,636                  11,335                 11,065
9/30/98         9,614                  10,264                 10,171
9/30/99        12,338                  13,209                 13,356
9/30/00        12,924                  13,864                 13,490
9/30/01         9,238                   9,937                  9,908
9/30/02         7,846                   8,461                  8,395
9/30/03         8,597                   9,284                 10,623

Average Annual Total Returns
------------------------------------------------------------------------------
As of
September 30, 2003       Inception Date   1 Year   5 Year   Since Inception
------------------------------------------------------------------------------
Class A Shares*              1/2/97        3.35%   -3.35%       -2.22%
------------------------------------------------------------------------------
Class B Shares*              1/2/97        4.63%   -3.11%       -2.07%
------------------------------------------------------------------------------
Class C Shares*              2/1/01/2/     8.80%   -2.92%       -2.04%
------------------------------------------------------------------------------
Institutional Shares         1/2/97        9.72%   -1.99%       -1.10%
------------------------------------------------------------------------------
  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains.

 /2/Class C Shares were not in existence before 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares and has been adjusted for the maximum CDSC applicable to Class C Shares.

   The Fund is measured against the MSCI EAFE Index, which is unmanaged and is generally representative of the performance of stock markets in that region. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T SHORT U.S. GOVERNMENT INCOME FUND

   PORTFOLIO MANAGER
                                                  [GRAPHIC]
   Kevin E. McNair, CFA                   PORTFOLIO MANAGER'S PERSPECTIVE

   The BB&T Short U.S. Government         "This high-quality bond fund is
   Income Fund is managed by Kevin E.     geared toward investors looking
   McNair, CFA. Mr. McNair received a                         for current
   B.A. in Economics from the             income to meet their short-term
   University of North                   needs, with limited fluctuations
   Carolina-Chapel Hill and a Masters                       in principal.
   of Economics from North Carolina           We seek to provide value by
   State University, and has 9 years     rotating among different sectors
   of investment experience. Mr.                          of the taxable,
   McNair is supported by the BB&T       fixed-income market--Treasuries,
   Fixed Income Portfolio Management   mortgage-backed securities, agency
   Team, which includes Robert F.                               paper and
   Millikan, CFA; Brad D. Eppard,               corporate debt-purchasing
   CFA; Joseph D. Jackson, CFA; W.         securities that offer the most
   Bishop Jordan, CFA; Dickinson B.                potential for relative
   Phillips, CFP and Jennifer L.             outperformance, and limiting
   Skinner. The team brings to the           movements in the portfolio's
   Fund more than eight decades of                      duration within a
   combined investment management                relatively tight range."
   experience, along with a broad
   range of specialized skills
   encompassing a cross-section of
   fixed-income sectors.

--------------------------------------------------------------------------------
-------------------------------

For the 12 months ended September 30, 2003, the Fund produced a total return of 1.78% (Institutional Shares), compared to 2.90% for its benchmark, the Merrill Lynch 1-5 Year U.S. Government Bond Index.

Low rates and high volatility marked the period

The Federal Reserve's decision to cut short-term interest rates twice during our reporting period served both as a modest drag on the Fund's yield, and as a positive factor in the Fund's price; when rates fall, the value of bonds generally rise.

During the full, 12-month period, we saw a tremendous amount of geopolitical and economic volatility, and the Treasury market fluctuated widely in response. When investors were optimistic, money flowed out of Treasuries into other fixed-income sectors and stocks; when investors were pessimistic, they sought the security of the Treasury market. Even though the Fund focuses on the short end of the yield curve, where wide price swings are less common, we still experienced some volatility throughout the period.

There were varying degrees of volatility even among different bond sectors. The mortgage arena outperformed during the first half of the period, but then underperformed for several months. We also saw volatility among agency securities, especially as a result of negative news about management decisions at Freddie Mac.

Nevertheless, the Fund's short average maturity and duration enabled us to avoid some of the wider price fluctuations experienced by longer-term securities.

As of September 30, 2003, the effective duration of the Short U.S. Government Income Fund was 1.53/2/. Approximately 9.8% of the Fund's net assets was invested in corporate bonds, 39.8% in U.S. government agencies, 31.2% in mortgage-backed securities, 18.5% in U.S. treasuries, 45.3% in securities held as collateral for securities on loan and 0.3% in cash and cash equivalents. The average credit quality of the securities found in the portfolio was Aaa (as rated by Moody's)./1/

The Fund is positioned conservatively

Looking ahead, we would not be surprised if the bond market continued to experience periodic bouts of volatility. There still remains a great deal of uncertainty on many fronts: the war in Iraq, job creation and economic growth at home. As for interest rates, which have a significant impact on fixed-income securities, we believe that the Fed's next move, whenever it comes, will be to the upside; rates are still at historically low levels and we believe cannot remain there forever.

In response to this likelihood of higher rates, we are keeping the Fund's duration shorter than the Fund's benchmark. At the same time, we are emphasizing "spread product", securities outside the Treasury sector, to capture additional yield.

 /1/The composition of the Fund's holdings is subject to change.
 /2/Duration is a measure of a bond's or bond fund's price risk that is adjusted for any optionality.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                         BB&T SHORT U.S. GOVERNMENT INCOME FUND

                                    [CHART]

Value of a $10,000 Investment

             BB&T Short            BB&T Short
           U.S. Government      U.S. Government            Merrill Lynch
            Income Fund           Income Fund                 1-5 Year
         (Class A Shares)*   (Institutional Shares)  U.S. Government Bond Index
         ------------------  ----------------------  --------------------------
9/30/93       $9,698                $10,000                  $10,000
9/30/94        9,519                  9,834                    9,977
9/30/95       10,351                 10,719                   10,918
9/30/96       10,774                 11,186                   11,504
9/30/97       11,428                 11,894                   12,344
9/30/98       12,399                 12,937                   13,487
9/30/99       12,516                 13,079                   13,785
9/30/00       13,173                 13,814                   14,596
9/30/01       14,454                 15,195                   16,261
9/30/02       15,182                 15,995                   17,391
9/30/03       15,419                 16,280                   17,896




Average Annual Total Returns
-------------------------------------------------------------------------------
As of September 30, 2003     Inception Date   1 Year   5 Year       10 Year
-------------------------------------------------------------------------------
Class A Shares*                 11/30/92      -1.47%    3.82%        4.43%
-------------------------------------------------------------------------------
Institutional Shares            11/30/92       1.78%    4.70%        4.99%
-------------------------------------------------------------------------------

  * Reflects maximum 3.00% sales charge.


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks and represents the reinvestment of dividends and capital gains. The Fund is measured against the Merrill Lynch 1-5 Year U.S. Government Bond Index, an unmanaged index which measures the performance of U.S. Government bonds in that maturity range. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performances reflect the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T INTERMEDIATE U.S. GOVERNMENT BOND FUND

PORTFOLIO MANAGER
                                         [GRAPHIC]
Brad D. Eppard, CFA
                                             PORTFOLIO MANAGER'S PERSPECTIVE
The BB&T Intermediate U.S. Government
Bond Fund is managed by Brad D. Eppard,  "This high-quality bond fund should be
CFA. Mr. Eppard received a B.A. in         attractive to investors seeking to
Business Administration and Accounting   capture the total return available from
from Radford University, and has been    intermediate-term U.S. Government bonds.
managing investor's money since 1986.    Our process attempts to identify those
Mr. Eppard is supported by the BB&T       securities and sectors that are most
Fixed Income Portfolio Management Team,  attractively priced and offer the best which includes Robert F. Millikan, CFA;  potential for relative outperformance.
Joseph D. Jackson, CFA; W. Bishop                          We
Jordan, CFA; Dickinson B. Phillips,      seek to provide value by strategically
CFP; and Jennifer L. Skinner. The team     investing along the yield curve and
brings to the Fund more than eight         rotating among sectors--Treasuries,
decades of combined investment             mortgage-backed securities, agency
management experience, along with a                     paper and
broad range of specialized skills        corporate debt--while keeping movements
encompassing a cross-section of           in the portfolio's duration within a
fixed-income sectors.                           relatively tight range."


--------------------------------------------------------------------------------
-------------------------------

Brad Eppard, CFA, assumed management of the BB&T Intermediate U.S. Government Bond Fund in July 2003.

For the 12 months ended September 30, 2003, the Fund produced a total return of 2.88% (Institutional Shares), compared to 3.50% for its benchmark, the Lehman Brothers Government/Mortgage Bond Index.

Treasuries ebbed and flowed with investor sentiment

The Treasury sector, which is the main focus of our Fund, was exceptionally volatile during the period. Much of this volatility had to do with the approach of war in Iraq and the resulting victory over Saddam's forces. When investors were nervous about the geopolitical situation, they poured money into Treasury securities, which are valued for their safety. When investors were optimistic about world and economic conditions, they took money out of the Treasury market and put it into other types of bonds, along with stocks.

Another significant factor was the Federal Reserve's decision to cut short-term interest rates twice during the period. When rates fall, the value of bonds generally rise, and the Fed's ongoing campaign to stimulate the economy with the liquidity that results from rate cuts was positive for the Fund's net asset value.

Overall, we managed the portfolio based on a fine balance between the existing environment of very low interest rates, and a future scenario in which the economy would pick up steam and drive rates higher. Although we believe rates will trend upwards by mid-2004, we certainly did not want to keep the Fund's duration too short at this point, and possibly sacrifice yield.

As of September 30, 2003, the effective duration of the Intermediate U.S. Government Bond Fund was 3.43./2/ Approximately 39.0% of the Fund's net assets were in mortgage-backed securities, 31.6% in agency debt, 12.7% in U.S. Treasuries, 11.9% in corporate bonds, 0.8% in asset-backed securities, 45.6% in securities held as collateral for securities on loan and 3.7% in cash and cash equivalents. The average credit quality of the securities found in the portfolio was Aaa (as rated by Moody's)./1/

We will take advantage of 'spread product,' where possible

Because the Federal Reserve is keeping a close watch on employment figures, so are we; the jobs data has become a very important indicator in any assessment of the strength of the U.S. economy.

Also, going forward, we will continue to regularly analyze the risk/reward characteristics of "spread product," such as agency, mortgage-backed and corporate bonds, relative to treasury securities. We will make periodic adjustments to the Fund's sector allocations, as we believe are warranted, and in the best interest of shareholders.

 /1/The composition of the Fund's holdings is subject to change.
 /2/Duration is a measure of a bond's or bond fund's price risk that is adjusted for any optionality.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                    BB&T INTERMEDIATE U.S. GOVERNMENT BOND FUND


                                    [CHART]

Value of a $10,000 Investment

           BB&T Intermediate          BB&T Intermediate       Lehman Brothers
       U.S. Government Bond Fund  U.S. Government Bond Fund  Government/Mortgage
           (Class A Shares)*        (Institutional Shares)       Bond Index
       -------------------------  -------------------------  -------------------
9/30/93        $ 9,428                    $10,000                $10,000
9/30/94          9,006                      9,577                  9,886
9/30/95         10,143                     10,813                 11,224
9/30/96         10,465                     11,183                 11,874
9/30/97         11,295                     12,101                 13,067
9/30/98         12,771                     13,729                 14,194
9/30/99         12,453                     13,423                 14,516
9/30/00         13,212                     14,276                 15,594
9/30/01         14,866                     16,086                 17,519
9/30/02         16,182                     17,552                 18,809
9/30/03         16,607                     18,058                 19,467


Average Annual Total Returns
--------------------------------------------------------------------------------
As of September 30, 2003      Inception Date    1 Year   5 Year      10 Year
--------------------------------------------------------------------------------
Class A Shares*                  10/9/92        -3.30%    4.16%       5.20%
--------------------------------------------------------------------------------
Class B Shares**                  1/1/96/2/     -2.06%    4.43%       5.13%
--------------------------------------------------------------------------------
Class C Shares***                 2/1/01/3/      1.77%    5.05%       5.65%
--------------------------------------------------------------------------------
Institutional Shares             10/9/92         2.88%    5.63%       6.09%
--------------------------------------------------------------------------------

  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC), maximum of
    5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains.
 /2/Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, would have lowered performance.
 /3/Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, would have lowered performance.
   The Fund is measured by the Lehman Brothers Government/Mortgage Bond Index an unmanaged index which is widely used as a broad measure of the performance of U.S. Government bonds with maturities of less than 10 years, and agency mortgage backed securities. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T INTERMEDIATE CORPORATE BOND FUND

PORTFOLIO MANAGER
                                          [GRAPHIC]
Joseph D. Jackson, CFA
                                                  PORTFOLIO MANAGER'S PERSPECTIVE
The BB&T Intermediate Corporate Bond
Fund is managed by Joseph D. Jackson,     "The majority of the issues we hold are
CFA, who has managed the Fund since its       intermediate-term, investment-grade
inception. Mr. Jackson graduated from     corporate bonds. We expect this type of
Wake Forest University, where he           portfolio to generate more income than
received a B.A. in History and also        is available from short-term corporate
earned an M.B.A. Mr. Jackson is                   securities or from intermediate
supported by the BB&T Fixed Income        U.S. Government securities. At the same
Portfolio Management Team, which             time, this is not a pure income fund
includes Robert F. Millikan, CFA; W.             with minimal price fluctuations.
Bishop Jordan, CFA; Kevin E. McNair,     Because we also pursue long-term capital
CFA; Dickinson B. Phillips, CFP; Brad             gains, the Fund will experience
D. Eppard, CFA and Jennifer L.           short-term volatility from time to time.
Skinner. The team brings to the Fund           However, with volatility comes the
more than eight decades of combined          opportunity to produce an attractive
investment management experience, along            total return, in addition to a
with a broad range of specialized        relatively generous yield. Therefore, we
skills encompassing a cross-section of          believe the Fund can benefit both
fixed-income sectors.                       income investors and long-term growth
                                          investors seeking to balance the equity
                                                     portions of their individual
                                                                     portfolios."


--------------------------------------------------------------------------------
-------------------------------


For the 12 months ended September 30, 2003, the Fund produced a total return of 8.95% (Institutional Shares), compared to 10.47% for its benchmark, the Lehman Brothers U.S. Credit Index.

Corporate securities regained their luster and provided handsome returns

Over the last 12 months, the corporate bond sector was the place to be for fixed-income investors, as corporates generated strong excess returns relative to Treasury securities.

The Federal Reserve continued to lower interest rates, instituting two more rate cuts during the period and taking the benchmark Fed Funds rate down to 1%, its lowest level in decades. Because lower rates generally push the prices of bonds higher, the Fund benefited significantly from the Fed's aggressive posture.

In addition, most of the securities we owned provided yield premiums over what were available from Treasury bonds of like maturity, adding to the Fund's historically strong performance.

Further, there was a rising perception among investors that many good things were happening in the corporate sector: companies were working on improving their balance sheets and their credit quality, while the economy in general was strengthening. After the prior year, when the Enron and Worldcom scandals sullied the sector, investors decided it was safe to return to corporates. This confidence translated into making corporate securities more attractive and boosting the value of the bonds we already owned.

As of September 30, 2003, the Fund's effective duration was 5.25./2/ Approximately 88.1% of the Fund's net assets were invested in corporate obligations, 2.7% in U.S. government securities, 1.0% in REITs, 21.0% in securities held as collateral for securities on loan, and 7.3% in cash and cash equivalents. The average credit quality of the securities found in the portfolio was A3 (as rated by Moody's)./1/

We expect interest rates to trend higher as the economy recovers

Six months ago, we reported that we had assumed a moderately defensive posture, keeping the portfolio's average maturity and duration shorter than our benchmark's. Going into a new fiscal year, we plan to maintain a defensive approach, reflecting our belief that, over time, interest rates will trend upwards. Although the Fed still intends to keep rates low in the near term, if the economy takes off, intermediate- and long-term rates may raise across the board. In such a scenario, we believe it could pay to have a portfolio that is not overly aggressive.

 /1/The composition of the Fund's holdings is subject to change.
 /2/Duration is a measure of a bond's or bond fund's price risk that is adjusted for any optionality.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                          BB&T INTERMEDIATE CORPORATE BOND FUND

                                    [CHART]

Value of a $10,000 Investment


                 BB&T Intermediate      BB&T Intermediate      Lehman Brothers
               Corporate Bond Fund     Corporate Bond Fund       U.S. Credit
                (Class A Shares)*     (Institutional Shares)       Index
               -------------------    ----------------------   ----------------
12/2/99            $9,425                    $10,000              $10,000
9/30/00             9,893                     10,513               10,527
9/30/01            11,090                     11,811               11,906
9/30/02            11,643                     12,424               12,881
9/30/03            12,654                     13,535               14,229


Average Annual Total Returns
--------------------------------------------------------------------------------
As of September 30, 2003      Inception Date       1 Year        Since Inception
--------------------------------------------------------------------------------
Class A Shares*                  12/2/99           2.44%             6.33%
--------------------------------------------------------------------------------
Class B Shares**                 12/2/99           3.77%             6.56%
--------------------------------------------------------------------------------
Class C Shares***                2/1/01/2/         7.86%             7.23%
--------------------------------------------------------------------------------
Institutional Shares             12/2/99           8.95%             8.21%
--------------------------------------------------------------------------------

   * Reflects maximum 5.75% sales charge.
  ** Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
 *** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains.
 /2/Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.
   The Fund is measured against the Lehman Brothers U.S. Credit Index, an index generally representative of fixed-rate, non-convertible domestic corporate debt securities. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T Kentucky Intermediate Tax-Free Fund/+/


 PORTFOLIO MANAGER
                                                              [GRAPHIC]
 Robert F. Millikan, CFA
                                     PORTFOLIO MANAGER'S PERSPECTIVE
 The BB&T Kentucky Intermediate
 Tax-Free Fund is managed by Robert  "The goal of this Fund is to
 F. Millikan, CFA, Director of       maximize total return while
 Fixed Income Management for BB&T    providing high current
 Asset Management, Inc. Mr.          income that is exempt from both
 Millikan received a B.A. in         federal and state income taxes
 Economics from Wake Forest          (the latter for
 University, and is past president   Kentucky residents). We are
 of the North Carolina Society of    municipal bond value investors. We
 Financial Analysts and chairman of  compare the
 the board of directors of the       historical relationships among
 Carolinas Municipal Advisory        sectors of the municipal
 Council. Mr. Millikan has 13 years  market--such as general
 of investment experience. He is     obligation bonds, revenue bonds
 supported by the BB&T Fixed Income  and certificate of participation
 Portfolio Management Team, which    bonds--and
 includes Joseph D. Jackson, CFA;    allocate greater portions of our
 Kevin E. McNair, CFA; W. Bishop     assets to sectors that offer the
 Jordan, CFA; Dickinson B.           best relative
 Phillips, CFP; Brad D. Eppard, CFA  value. The Fund focuses on
 and Jennifer L. Skinner. The team   intermediate-term securities,
 brings to the Fund more than eight  maintaining an average
 decades of combined investment      duration between 3.5 and 8.0,
 management experience, along with   which historically have offered
 a broad range of specialized        investors the
 skills encompassing a               highest possible yield for the
 cross-section of fixed-income       given level of risk."
 sectors.

--------------------------------------------------------------------------------
-------------------------------


From the Fund's inception through the period end of September 30, 2003, the Fund produced a total return of 3.63% (Institutional Shares), compared to 3.17% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index.

State budget problems and increased debt issuance dampened returns

The municipal bond market experienced an unusual level of volatility throughout the period. In the last six months alone, the market took off in the spring, fell sharply during the summer and then closed our fiscal year with another significant rally in September. While municipal securities normally do not experience price fluctuations as wide as those in the Treasury and corporate bond markets, our Fund still responded to the swings between euphoria and anxiety that were present in the entire fixed-income asset class.

Along with rapid changes in investor sentiment, the Federal Reserve's decisions to cut short-term interest rates twice during the last 12 months--taking rates down to 40-year lows--were a significant factor. While lower rates can pressure bond yields, they also produced higher bond prices; the continued bias toward lower rates was beneficial to the Fund.

On the negative side, the fact that many states are facing large budget shortfalls made municipal bonds somewhat less attractive; credit ratings are being challenged and bond investors do not relish such uncertainty from securities they like to regard as relatively stable. Further, a surge in the issuance of fresh municipal debt during the first calendar quarter of 2003 saturated the market, and reduced demand.

However, we should add that we're not concerned about the Fund's credit quality. We feel state governments throughout our region have taken appropriate steps to address their potential problems.

As of September 30, 2003, 96.0% and 0.8% of the Fund's net assets were invested in debt instruments issued by government entities in Kentucky and Puerto Rico, respectively. Approximately 5.7% of the portfolio was invested in general obligation bonds, 91.1% in revenue bonds and 2.1% invested in cash and cash equivalents. The effective duration of the portfolio was 5.02/2/ and the average credit quality of the securities found in the portfolio was Aa1 (as rated by Moody's)./1/

We've taken sensible steps to take advantage of an improving economy

Over the course of the year, we became more defensive and reduced the Fund's duration (interest-rate sensitivity). It's only been in the last few months that we've begun to step back out farther on the yield curve.

Another measure we've taken is to add callable bonds, with their modestly higher yields, to the portfolio. We've also searched for second-tier municipal bonds that could add value to the Fund as the domestic and state economies improve.

Overall, we feel we've positioned the portfolio at a constructive, intermediate-term spot on the yield curve, where the Fund's securities could potentially outperform both shorter- and longer-term securities.

   +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
 /1/The composition of the Fund's holdings is subject to change.
 /2/Duration is a measure of a bond's or bond fund's price risk that is adjusted for any optionality.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                       BB&T KENTUCKY INTERMEDIATE TAX-FREE FUND

                                    [CHART]

Value of a $10,000 Investment

                     BB&T Kentucky               BB&T Kentucky
              Intermediate Tax-Free Fund    Intermediate Tax-Free Fund     Lehman Brothers 7-Year
                  (Class A Shares)*           (Institutional Shares)        Municipal Bond Index
              --------------------------    --------------------------   -------------------------
02/24/2003                 9,699                     10,000                       10,000
02/28/2003                 9,818                     10,112                       10,100
03/31/2003                 9,945                     10,104                        9,996
04/30/2003                10,009                     10,171                       10,063
05/31/2003                10,202                     10,369                       10,310
06/30/2003                10,169                     10,329                       10,261
07/31/2003                 9,861                     10,020                        9,912
08/31/2003                 9,943                     10,106                       10,002
09/30/2003                10,193                     10,363                       10,317

Aggregate Total Returns
--------------------------------------------------------------------------------
As of September 30, 2003      Inception Date      Since Inception
--------------------------------------------------------------------------------
Class A Shares*                   2/24/03            1.93%
--------------------------------------------------------------------------------
Institutional Shares              2/24/03            3.63%
--------------------------------------------------------------------------------


  * Reflects maximum 3.00% sales charge.


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks and represents the reinvestment of dividends and capital gains. The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T MARYLAND INTERMEDIATE TAX-FREE FUND+/ /


PORTFOLIO MANAGER
                                         [GRAPHIC]
Robert F. Millikan, CFA
                                             PORTFOLIO MANAGER'S PERSPECTIVE
The BB&T Maryland Intermediate Tax-Free
Fund is managed by Robert F. Millikan,    "The goal of this Fund is to maximize
CFA, Director of Fixed Income               total return while providing high
Management for BB&T Asset Management,                    current
Inc. Mr. Millikan received a B.A. in     income that is exempt from both federal
Economics from Wake Forest University,   and state income taxes (the latter for
and is past president of the North        Maryland residents). We are municipal
Carolina Society of Financial Analysts    bond value investors. We compare the
and chairman of the board of directors   historical relationships among sectors
of the Carolinas Municipal Advisory      of the municipal market--such as general
Council. Mr. Millikan has 13 years of      obligation bonds, revenue bonds and
investment experience. He is supported   certificate of participation bonds--and
by the BB&T Fixed Income Portfolio       allocate greater portions of our assets
Management Team, which includes Joseph   to sectors that offer the best relative
D. Jackson, CFA; Kevin E. McNair, CFA;         value. The Fund focuses on
W. Bishop Jordan, CFA; Dickinson B.           intermediate-term securities,
Phillips, CFP; Brad D. Eppard, CFA and               maintaining an
Jennifer L. Skinner. The team brings to   average duration between 3.5 and 8.0,
the Fund more than eight decades of          which historically have offered
combined investment management                          investors
experience, along with a broad range of    the highest possible yield for the
specialized skills encompassing a                 given level of risk."
cross-section of fixed-income sectors.


--------------------------------------------------------------------------------
-------------------------------

From the Fund's inception through the period end of September 30, 2003, the Fund produced a total return of 2.93% (Institutional Shares), compared to 3.17% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index.

State budget problems and increased debt issuance dampened returns

The municipal bond market experienced an unusual level of volatility throughout the period. In the last six months alone, the market took off in the spring, fell sharply during the summer and then closed our fiscal year with another significant rally in September. While municipal securities normally do not experience price fluctuations as wide as those in the Treasury and corporate bond markets, our Fund still responded to the swings between euphoria and anxiety that were present in the entire fixed-income asset class.

Along with rapid changes in investor sentiment, the Federal Reserve's decisions to cut short-term interest rates twice during the last 12 months--taking rates down to 40-year lows--were a significant factor. While lower rates can pressure bond yields, they also produced higher bond prices; the continued bias toward lower rates was beneficial to the Fund.

On the negative side, the fact that many states are facing large budget shortfalls made municipal bonds somewhat less attractive; credit ratings are being challenged and bond investors do not relish such uncertainty from securities they like to regard as relatively stable. Further, a surge in the issuance of fresh municipal debt during the first calendar quarter of 2003 saturated the market, and reduced demand.

However, we should add that we're not concerned about the Fund's credit quality. We feel state governments throughout our region have taken appropriate steps to address their potential problems.

As of September 30, 2003, 92.4% and 5.5% of the Fund's net assets were invested in debt instruments issued by government entities in Maryland and Puerto Rico, respectively. Approximately 54.6% of the portfolio was invested in general obligation bonds, 43.3% in revenue bonds and 0.9% invested in cash and cash equivalents. The effective duration of the portfolio was 4.99/2/ and the average credit quality of the securities found in the portfolio was Aa1 (as rated by Moody's)./1/

We've taken sensible steps to take advantage of an improving economy

Over the course of the year, we became more defensive and reduced the Fund's duration (interest-rate sensitivity). It's only been in the last few months that we've begun to step back out farther on the yield curve.

Another measure we've taken is to add callable bonds, with their modestly higher yields, to the portfolio. We've also searched for second-tier municipal bonds that could add value to the Fund as the domestic and state economies improve.

Overall, we feel we've positioned the portfolio at a constructive, intermediate-term spot on the yield curve, where the Fund's securities could potentially outperform both shorter- and longer-term securities.

   +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
 /1/The composition of the Fund's holdings is subject to change.
 /2/Duration is a measure of a bond's or bond fund's price risk that is adjusted for any optionality.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                       BB&T MARYLAND INTERMEDIATE TAX-FREE FUND

                                    [CHART]


Value of a $10,000 Investment

                     BB&T Maryland               BB&T Maryland
              Intermediate Tax-Free Fund    Intermediate Tax-Free Fund       Lehman Brothers 7-Year
                  (Class A Shares)*           (Institutional Shares)          Municipal Bond Index
              --------------------------    --------------------------     -------------------------
02/24/2003                 9,699                   10,000                           10,000
02/28/2003                 9,738                   10,040                           10,100
03/31/2003                 9,784                   10,043                            9,996
04/30/2003                 9,857                   10,109                           10,063
05/31/2003                10,030                   10,288                           10,310
06/30/2003                 9,979                   10,237                           10,261
07/31/2003                 9,686                    9,946                            9,912
08/31/2003                 9,775                   10,039                           10,002
09/30/2003                10,022                   10,293                           10,317

Aggregate Total Returns
--------------------------------------------------------------------------------
As of September 30, 2003      Inception Date      Since Inception
--------------------------------------------------------------------------------
Class A Shares*                   2/24/03            0.22%
--------------------------------------------------------------------------------
Institutional Shares              2/24/03            2.93%
--------------------------------------------------------------------------------


  * Reflects maximum 3.00% sales charge.
















   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains. The Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index an unmanaged index which is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND+/ /


PORTFOLIO MANAGER
                                         [GRAPHIC]
Robert F. Millikan, CFA
                                             PORTFOLIO MANAGER'S PERSPECTIVE
The BB&T North Carolina Intermediate
Tax-Free Fund is managed by Robert F.     "The goal of this Fund is to maximize
Millikan, CFA, Director of Fixed Income     total return while providing high
Management for BB&T Asset Management,                    current
Inc. Mr. Millikan received a B.A. in     income that is exempt from both federal
Economics from Wake Forest University,    and state taxes (the latter for North
and is past president of the North        Carolina residents). We are municipal
Carolina Society of Financial Analysts    bond value investors. We compare the
and chairman of the board of directors   historical relationships among sectors
of the Carolinas Municipal Advisory      of the municipal market--such as general
Council. Mr. Millikan has 13 years of      obligation bonds, revenue bonds and
investment experience. He is supported   certificate of participation bonds--and
by the BB&T Fixed Income Portfolio       allocate greater portions of our assets
Management Team, which includes Joseph   to sectors that offer the best relative
D. Jackson, CFA; Kevin E. McNair, CFA;         value. The Fund focuses on
W. Bishop Jordan, CFA; Dickinson B.           intermediate-term securities,
Phillips, CFP; Brad D. Eppard, CFA and           maintaining an average
Jennifer L. Skinner. The team brings to      duration between 3.5-8.0, which
the Fund more than eight decades of      historically have offered investors the
combined investment management            highest-possible yield for the given
experience, along with a broad range of              level of risk."
specialized skills encompassing a
cross-section of fixed-income sectors.


--------------------------------------------------------------------------------
-------------------------------

For the 12 months ended September 30, 2003, the Fund produced a total return of 3.19% (Institutional Shares), compared 4.71% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index.

State budget problems and increased debt issuance dampened returns

The municipal bond market experienced an unusual level of volatility throughout the period. In the last six months alone, the market took off in the spring, fell sharply during the summer and then closed our fiscal year with another significant rally in September. While municipal securities normally do not experience price fluctuations as wide as those in the Treasury and corporate bond markets, our Fund still responded to the swings between euphoria and anxiety that were present in the entire fixed-income asset class.

Along with rapid changes in investor sentiment, the Federal Reserve's decisions to cut short-term interest rates twice during the last 12 months--taking rates down to 40-year lows--were a significant factor. While lower rates can pressure bond yields, they also produced higher bond prices; the continued bias toward lower rates was beneficial to the Fund.

On the negative side, the fact that many states are facing large budget shortfalls made municipal bonds somewhat less attractive; credit ratings are being challenged and bond investors do not relish such uncertainty from securities they like to regard as relatively stable. Further, a surge in the issuance of fresh municipal debt during the first calendar quarter of 2003 saturated the market, and reduced demand.

However, we should add that we're not concerned about the Fund's credit quality. We feel state governments throughout our region have taken appropriate steps to address their potential problems.

As of September 30, 2003, 94.5% and 1.9% of the Fund's net assets were invested in debt instruments issued by government entities in North Carolina and Puerto Rico, respectively. Approximately 44.0% of the portfolio was invested in general obligation bonds, 52.4% in revenue bonds and 2.5% invested in cash and cash equivalents. The effective duration of the portfolio was 4.89/2/ and the average credit quality of the securities found in the portfolio was Aa1 (as rated by Moody's)./1/

We've taken sensible steps to take advantage of an improving economy

Over the course of the year, we became more defensive and reduced the Fund's duration (interest-rate sensitivity). It's only been in the last few months that we've begun to step back out farther on the yield curve.

Another measure we've taken is to add callable bonds, with their modestly higher yields, to the portfolio. We've also searched for second-tier municipal bonds that could add value to the Fund as the domestic and state economies improve.

Overall, we feel we've positioned the portfolio at a constructive, intermediate-term spot on the yield curve, where the Fund's securities could potentially outperform both shorter- and longer-term securities.

   +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
 /1/The composition of the Fund's holdings is subject to change.
 /2/Duration is a measure of a bond's or bond fund's price risk that is adjusted for any optionality.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                 BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

                                    [CHART]



Value of a $10,000 Investment

                 BB&T North Carolina           BB&T North Carolina
              Intermediate Tax-Free Fund    Intermediate Tax-Free Fund     Lehman Brothers 7-Year        Lehman Brothers 7-Year
                  (Class A Shares)*           (Institutional Shares)     General Obligations Index        Municipal Bond Index
              --------------------------    --------------------------   -------------------------     -------------------------
09/30/1993            9,698                           10,000                          10,000                    10,000
09/30/1994            9,570                            9,882                           9,906                     9,936
09/30/1995           10,297                           10,648                          10,966                    10,955
09/30/1996           10,566                           10,942                          11,455                    11,442
09/30/1997           11,230                           11,646                          12,379                    12,351
09/30/1998           11,975                           12,450                          13,371                    13,323
09/30/1999           11,792                           12,266                          13,446                    13,399
09/30/2000           12,387                           12,917                          14,174                    14,134
09/30/2001           13,587                           14,175                          15,548                    15,503
09/30/2002           14,601                           15,254                          16,898                    16,899
09/30/2003           15,045                           15,741                          17,709                    17,694

Average Annual Total Returns
--------------------------------------------------------------------------------
As of September 30, 2003      Inception Date    1 Year   5 Year      10 Year
--------------------------------------------------------------------------------
Class A Shares*                   10/16/92       -0.09%    4.03%       4.17%
--------------------------------------------------------------------------------
Institutional Shares              10/16/92        3.19%    4.80%       4.64%
--------------------------------------------------------------------------------


  * Reflects maximum 3.00% sales charge.




















   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains. The benchmark index for the Fund has changed from the Lehman Brothers 7-Year General Obligations Index to the Lehman Brothers 7-Year Municipal Bond Index in order to provide a better comparison for the Fund's investment policies. The Lehman Brothers 7-Year General Obligations Index is representative of the performance of tax-exempt municipal securities with an average maturity of seven years. The Lehman Brothers 7-Year Municipal Bond Index is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T South Carolina Intermediate Tax-Free Fund/+/



PORTFOLIO MANAGER                         [GRAPHIC]

Robert F. Millikan, CFA                           PORTFOLIO MANAGER'S PERSPECTIVE

The BB&T South Carolina Intermediate        "The goal of this Fund is to maximize
Tax-Free Fund is managed by Robert F.           total return while providing high
Millikan, CFA, Director of Fixed Income                                   current
Management for BB&T Asset Management,     income that is exempt from both federal
Inc. Mr. Millikan received a B.A. in        and state taxes (the latter for South
Economics from Wake Forest University,      Carolina residents). We are municipal
and is past president of the North           bond value investors. We compare the
Carolina Society of Financial Analysts     historical relationships among sectors
and chairman of the board of directors   of the municipal market--such as general
of the Carolinas Municipal Advisory           obligation bonds, revenue bonds and
Council. Mr. Millikan has 13 years of     certificate of participation bonds--and
investment experience. He is supported    allocate greater portions of our assets
by the BB&T Fixed Income Portfolio        to sectors that offer the best relative
Management Team, which includes Joseph                 value. The Fund focuses on
D. Jackson, CFA; Kevin E. McNair, CFA;              intermediate-term securities,
W. Bishop Jordan, CFA; Dickinson B.                        maintaining an average
Phillips, CFP; Brad D. Eppard, CFA and            duration between 3.5-8.0, which
Jennifer L. Skinner. The team brings to   historically have offered investors the
the Fund more than eight decades of          highest-possible yield for the given
combined investment management                                    level of risk."
experience, along with a broad range of
specialized skills encompassing a
cross-section of fixed-income sectors.

--------------------------------------------------------------------------------
-------------------------------

For the 12 months ended September 30, 2003, the Fund produced a total return of 3.35% (Institutional Shares), compared to 4.71% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index.

State budget problems and increased debt issuance dampened returns

The municipal bond market experienced an unusual level of volatility throughout the period. In the last six months alone, the market took off in the spring, fell sharply during the summer and then closed our fiscal year with another significant rally in September. While municipal securities normally do not experience price fluctuations as wide as those in the Treasury and corporate bond markets, our Fund still responded to the swings between euphoria and anxiety that were present in the entire fixed-income asset class.

Along with rapid changes in investor sentiment, the Federal Reserve's decisions to cut short-term interest rates twice during the last 12 months--taking rates down to 40-year lows--were a significant factor. While lower rates can pressure bond yields, they also produced higher bond prices; the continued bias toward lower rates was beneficial to the Fund.

On the negative side, the fact that many states are facing large budget shortfalls made municipal bonds somewhat less attractive; credit ratings are being challenged and bond investors do not relish such uncertainty from securities they like to regard as relatively stable. Further, a surge in the issuance of fresh municipal debt during the first calendar quarter of 2003 saturated the market, and reduced demand.

However, we should add that we're not concerned about the Fund's credit quality. We feel state governments throughout our region have taken appropriate steps to address their potential problems.

As of September 30, 2003, 97.8% of the Fund's net assets were debt instruments issued by government entities in South Carolina. Approximately 43.1% of the portfolio was invested in general obligation bonds, 54.7% in revenue bonds and 1.5% invested in cash and cash equivalents. The effective duration of the portfolio was 4.84/2/ and the average credit quality of the securities found in the portfolio was Aa1 (as rated by Moody's)./1/

We've taken sensible steps to take advantage of an improving economy

Over the course of the year, we became more defensive and reduced the Fund's duration (interest-rate sensitivity). It's only been in the last few months that we've begun to step back out farther on the yield curve.

Another measure we've taken is to add callable bonds, with their modestly higher yields, to the portfolio. We've also searched for second-tier municipal bonds that could add value to the Fund as the domestic and state economies improve.

Overall, we feel we've positioned the portfolio at a constructive, intermediate-term spot on the yield curve, where the Fund's securities could potentially outperform both shorter- and longer-term securities.

   +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
 /1/The composition of the Fund's holdings is subject to change.
 /2/Duration is a measure of a bond's or bond fund's price risk that is adjusted for any optionality.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                 BB&T SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

                                     [CHART]

Value of a $10,000 Investment

              BB&T South Carolina     BB&T South Carolina
                 Intermediate           Intermediate            Lehman Brothers
               Tax-Free Fund            Tax-Free Fund           7-Year General       Lehman Brothers 7-Year
               (Class A Shares)*    (Institutional Shares)    Obligations Index       Municipal Bond Index
             ---------------------  ----------------------    -----------------    -------------------------
10/20/97            9,699                  10,000                   10,000                  10,000
 9/30/98           10,466                  10,802                   10,801                  10,787
 9/30/99           10,247                  10,588                   10,861                  10,848
 9/30/00           10,770                  11,146                   11,450                  11,443
 9/30/01           11,812                  12,234                   12,560                  12,552
 9/30/02           12,719                  13,205                   13,650                  13,682
 9/30/03           13,137                  13,648                   14,305                  14,326


Average Annual Total Returns
--------------------------------------------------------------------------------
As of September 30, 2003    Inception Date     1 Year    5 Year  Since Inception
--------------------------------------------------------------------------------
Class A Shares*                10/20/97         0.15%     4.02%      4.70%
--------------------------------------------------------------------------------
Institutional Shares           10/20/97         3.35%     4.79%      5.37%
--------------------------------------------------------------------------------

  * Reflects maximum 5.75% sales charge.



   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains. The benchmark index for the Fund has changed from the Lehman Brothers 7-Year General Obligations Index to the Lehman Brothers 7-Year Municipal Bond Index in order to provide a better comparison for the Fund's investment policies. The Lehman Brothers 7-Year General Obligations Index is representative of the performance of tax-exempt municipal securities with an average maturity of seven years. The Lehman Brothers 7-Year Municipal Bond Index is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T VIRGINIA INTERMEDIATE TAX-FREE FUND+


PORTFOLIO MANAGER
                                          [GRAPHIC]
Robert F. Millikan, CFA
                                                  PORTFOLIO MANAGER'S PERSPECTIVE
The BB&T Virginia Intermediate Tax-Free
Fund is managed by Robert F. Millikan,      "The goal of this Fund is to maximize
CFA, Director of Fixed Income                   total return while providing high
Management for BB&T Asset Management,                                     current
Inc. Mr. Millikan received a B.A. in      income that is exempt from both federal
Economics from Wake Forest University,            and state taxes (the latter for
and is past president of the North          Virginia residents). We are municipal
Carolina Society of Financial Analysts       bond value investors. We compare the
and chairman of the board of directors     historical relationships among sectors
of the Carolinas Municipal Advisory      of the municipal market--such as general
Council. Mr. Millikan has 13 years of         obligation bonds, revenue bonds and
investment experience. He is supported    certificate of participation bonds--and
by the BB&T Fixed Income Portfolio        allocate greater portions of our assets
Management Team, which includes Joseph    to sectors that offer the best relative
D. Jackson, CFA; Kevin E. McNair, CFA;                 value. The Fund focuses on
W. Bishop Jordan, CFA; Dickinson B.                 intermediate-term securities,
Phillips, CFP; Brad D. Eppard, CFA and                     maintaining an average
Jennifer L. Skinner. The team brings to           duration between 3.5-8.0, which
the Fund more than eight decades of       historically have offered investors the
combined investment management               highest-possible yield for the given
experience, along with a broad range of                           level of risk."
specialized skills encompassing a
cross-section of fixed-income sectors.

--------------------------------------------------------------------------------
-------------------------------


For the 12 months ended September 30, 2003, the Fund produced a total return of 3.31% (Institutional Shares), compared to 4.71% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index.

State budget problems and increased debt issuance dampened returns

The municipal bond market experienced an unusual level of volatility throughout the period. In the last six months alone, the market took off in the spring, fell sharply during the summer and then closed our fiscal year with another significant rally in September. While municipal securities normally do not experience price fluctuations as wide as those in the Treasury and corporate bond markets, our Fund still responded to the swings between euphoria and anxiety that were present in the entire fixed-income asset class.

Along with rapid changes in investor sentiment, the Federal Reserve's decisions to cut short-term interest rates twice during the last 12 months--taking rates down to 40-year lows--were a significant factor. While lower rates can pressure bond yields, they also produced higher bond prices; the continued bias toward lower rates was beneficial to the Fund.

On the negative side, the fact that many states are facing large budget shortfalls made municipal bonds somewhat less attractive; credit ratings are being challenged and bond investors do not relish such uncertainty from securities they like to regard as relatively stable. Further, a surge in the issuance of fresh municipal debt during the first calendar quarter of 2003 saturated the market, and reduced demand.

However, we should add that we're not concerned about the Fund's credit quality. We feel state governments throughout our region have taken appropriate steps to address their potential problems.

As of September 30, 2003, 95.3% and 2.1% of the Fund's net assets were invested in debt instruments issued by government entities in Virginia and Washington D.C., respectively. Approximately 42.7% of the portfolio was invested in general obligation bonds, 54.7% in revenue bonds and 1.7% invested in cash and cash equivalents. The effective duration of the portfolio was 4.78/2/ and the average credit quality of the securities found in the portfolio was Aa1 (as rated by Moody's)./1/

We've taken sensible steps to take advantage of an improving economy

Over the course of the year, we became more defensive and reduced the Fund's duration (interest-rate sensitivity). It's only been in the last few months that we've begun to step back out farther on the yield curve.

Another measure we've taken is to add callable bonds, with their modestly higher yields, to the portfolio. We've also searched for second-tier municipal bonds that could add value to the Fund as the domestic and state economies improve.

Overall, we feel we've positioned the portfolio at a constructive, intermediate-term spot on the yield curve, where the Fund's securities could potentially outperform both shorter- and longer-term securities.

   +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
 /1/The composition of the Fund's holdings is subject to change.
 /2/Duration is a measure of a bond's or bond fund's price risk that is adjusted for any optionality.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                       BB&T VIRGINIA INTERMEDIATE TAX-FREE FUND

                                    [CHART]

Value of a $10,000 Investment

               BB&T Virginia             BB&T Virginia
               Intermediate              Intermediate           Lehman Brothers
               Tax-Free Fund            Tax-Free Fund           7-Year General       Lehman Brothers 7-Year
              (Class A Shares)*     (Institutional Shares)    Obligations Index       Municipal Bond Index
              -----------------     ----------------------    -----------------    -------------------------
5/17/99           9,698                   10,000                  10,000                    10,000
9/30/99           9,634                    9,823                  10,056                     9,936
9/30/00          10,137                   10,349                  10,601                    10,481
9/30/01          11,108                   11,355                  11,628                    11,496
9/30/02          11,925                   12,204                  12,638                    12,531
9/30/03          12,312                   12,608                  13,244                    13,121


Average Annual Total Returns
--------------------------------------------------------------------------------
As of September 30, 2003      Inception Date        1 Year       Since Inception
--------------------------------------------------------------------------------
Class A Shares*                  5/17/99             0.15%            4.87%
--------------------------------------------------------------------------------
Institutional Shares             5/17/99             3.31%            5.44%
--------------------------------------------------------------------------------

  * Reflects maximum 3.00% sales charge.


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains. The benchmark index for the Fund has changed from the Lehman Brothers 7-Year General Obligations Index to the Lehman Brothers 7-Year Municipal Bond Index in order to provide a better comparison for the Fund's investment policies. The Lehman Brothers 7-Year General Obligations Index is representative of the performance of tax-exempt municipal securities with an average maturity of seven years. The Lehman Brothers 7-Year Municipal Bond Index is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T WEST VIRGINIA INTERMEDIATE TAX-FREE FUND+


PORTFOLIO MANAGER
                                         [GRAPHIC]
Robert F. Millikan, CFA
                                                 PORTFOLIO MANAGER'S PERSPECTIVE
The BB&T West Virginia Intermediate
Tax-Free Fund is managed by Robert F.      "The goal of this Fund is to maximize
Millikan, CFA, Director of Fixed Income        total return while providing high
Management for BB&T Asset Management,                                    current
Inc. Mr. Millikan received a B.A. in     income that is exempt from both federal
Economics from Wake Forest University,    and state income taxes (the latter for
and is past president of the North              West Virginia residents). We are
Carolina Society of Financial Analysts        municipal bond value investors. We
and chairman of the board of directors                               compare the
of the Carolinas Municipal Advisory       historical relationships among sectors
Council. Mr. Millikan has 13 years of    of the municipal market-such as general
investment experience. He is supported       obligation bonds, revenue bonds and
by the BB&T Fixed Income Portfolio        certificate of participation bonds-and
Management Team, which includes Joseph   allocate greater portions of our assets
D. Jackson, CFA; Kevin E. McNair, CFA;   to sectors that offer the best relative
W. Bishop Jordan, CFA; Dickinson B.                   value. The Fund focuses on
Phillips, CFP; Brad D. Eppard, CFA and             intermediate-term securities,
Jennifer L. Skinner. The team brings to                   maintaining an average
the Fund more than eight decades of          duration between 3.5 and 8.0, which
combined investment management           historically have offered investors the
experience, along with a broad range of     highest-possible yield for the given
specialized skills encompassing a                                level of risk."
cross-section of fixed income sectors.

--------------------------------------------------------------------------------
-------------------------------


For the 12 months ended September 30, 2003, the Fund produced a total return of 3.77% (Institutional Shares), compared to 4.71% for its benchmark, the Lehman Brothers 7-Year Municipal Bond Index.

State budget problems and increased debt issuance dampened returns

The municipal bond market experienced an unusual level of volatility throughout the period. In the last six months alone, the market took off in the spring, fell sharply during the summer and then closed our fiscal year with another significant rally in September. While municipal securities normally do not experience price fluctuations as wide as those in the Treasury and corporate bond markets, our Fund still responded to the swings between euphoria and anxiety that were present in the entire fixed-income asset class.

Along with rapid changes in investor sentiment, the Federal Reserve's decisions to cut short-term interest rates twice during the last 12 months--taking rates down to 40-year lows--were a significant factor. While lower rates can pressure bond yields, they also produced higher bond prices; the continued bias toward lower rates was beneficial to the Fund.

On the negative side, the fact that many states are facing large budget shortfalls made municipal bonds somewhat less attractive; credit ratings are being challenged and bond investors do not relish such uncertainty from securities they like to regard as relatively stable. Further, a surge in the issuance of fresh municipal debt during the first calendar quarter of 2003 saturated the market, and reduced demand.

However, we should add that we're not concerned about the Fund's credit quality. We feel state governments throughout our region have taken appropriate steps to address their potential problems.

As of September 30, 2003, 100.5% of the Fund's net assets were invested in debt instruments issued by government entities in West Virginia. Approximately 20.5% of the portfolio was invested in general obligation bonds, 80.0% in revenue bonds and 0.9% invested in cash and cash equivalents. The effective duration of the portfolio was 5.04/2/ and the average credit quality of the securities found in the portfolio was Aa1 (as rated by Moody's)./1/

We've taken sensible steps to take advantage of an improving economy

Over the course of the year, we became more defensive and reduced the Fund's duration (interest-rate sensitivity). It's only been in the last few months that we've begun to step back out farther on the yield curve.

Another measure we've taken is to add callable bonds, with their modestly higher yields, to the portfolio. We've also searched for second-tier municipal bonds that could add value to the Fund as the domestic and state economies improve.

Overall, we feel we've positioned the portfolio at a constructive, intermediate-term spot on the yield curve, where the Fund's securities could potentially outperform both shorter- and longer-term securities.

   +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
 /1/The composition of the Fund's holdings is subject to change.
 /2/Duration is a measure of a bond's or bond fund's price risk that is adjusted for any optionality.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                  BB&T WEST VIRGINIA INTERMEDIATE TAX-FREE FUND



                                    [CHART]

Value of a $10,000 Investment

12/17/93, Commencement of operations of Class A

                 BB&T West Virginia         BB&T West Virginia         Lehman Brothers
            Intermediate Tax-Free Fund   Intermediate Tax-Free Fund     7-Year General      Lehman Brothers 7-Year
                  (Class A Shares)*        (Institutional Shares)     Obligations Index      Municipal Bond Index
            --------------------------   --------------------------   -----------------   -------------------------
12/1/1993               9701                     10000                       10,000                10,000
09/30/1994              9373                      9766                        9,906                 9,997
09/30/1995             10241                     10700                       10,966                11,024
09/30/1996             10791                     11316                       11,455                11,513
09/30/1997             11701                     12290                       12,379                12,428
09/30/1998             12585                     13266                       13,371                13,406
09/30/1999             12351                     13040                       13,446                13,483
09/30/2000             12953                     13724                       14,174                14,222
09/30/2001             14196                     15081                       15,548                15,600
09/30/2002             15276                     16255                       16,898                17,004
09/30/2003             15798                     16868                       17,709                17,805


Average Annual Total Returns
--------------------------------------------------------------------------------
As of September 30, 2003      Inception Date   1 Year   5 Year   Since Inception
--------------------------------------------------------------------------------
Class A Shares*                  12/17/93/2/    0.31%    4.02%        4.78%
--------------------------------------------------------------------------------
Institutional Shares              12/1/93/2/    3.77%    4.92%        5.46%
--------------------------------------------------------------------------------

  * Reflects maximum 3.00% sales charge.


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains.
 /2/Fund performance as shown for Class A and Institutional Shares includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the periods prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on 7/23/01.
   The benchmark index for the Fund has changed from the Lehman Brothers 7-Year General Obligations Index to the Lehman Brothers 7-Year Municipal Bond Index in order to provide a better comparison for the Fund's investment policies. The Lehman Brothers 7-Year General Obligations Index is representative of the performance of tax-exempt municipal securities with an average maturity of seven years. The Lehman Brothers 7-Year Municipal Bond Index is representative of municipal bonds with a minimum credit rating of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T PRIME MONEY MARKET FUND+


PORTFOLIO MANAGERS                                                              [GRAPHIC]

Federated Investment Management Company             PORTFOLIO MANAGER'S PERSPECTIVE

The BB&T Prime Money Market Fund is managed   "The Fund's key objective is to provide high current income while maintaining
by a team from Federated Investment           the stability of our investors' principal. We also strive to deliver higher
Management Company, subadvisor to the Fund.   income than would be expected from a government money-market fund. To achieve
The team is comprised of Deborah A.           these goals, we employ a 'barbell' maturity structure, utilizing floating-rate
Cunningham, CFA (senior portfolio manager),   positions at the very short end of the yield curve and buying longer-term debt
Paige Wilhelm (co-portfolio manager),         with maturities in the range of six to 13 months. We find that this strategy can
William Jamison, Natalie F. Metz, Mary Ellen  enable us to remain nimble in a market that is driven, sometimes with
Tesla and Mark F. Weiss, CFA, and a group of  challenging volatility, by interest-rate activity."
eight money-market traders. On average, team
members bring more than a decade of
investment management experience to the
Fund, with specialization in money market
portfolio management and credit analysis.

--------------------------------------------------------------------------------
-------------------------------

Two more rate cuts pressured yields

During the last 12 months, the Federal Reserve lowered short-term interest rates twice more--for a total of 13 rate cuts since January 2001--taking the benchmark Fed Funds rate down to an exceedingly low 1%.

This was not good news for investors in short-term securities. The managers of our two money market funds continued to pursue reasonable yields within the context of keeping the credit quality of both portfolios at high levels. The BB&T Prime Money Market Fund, for example, bought short-term paper from Daimler Chrysler, General Motors, Ford Motor Company, Walt Disney and General Mills; because these financially solid companies are rated by various rating agencies as being one tier below the highest-quality issuers, their securities offer incrementally higher yields.

As of September 30, 2003, approximately 26.6% of the Fund's net assets were invested in variable rate instruments, 54.8% in commercial paper, 1.4% in repurchase agreements, 5.5% in corporate bonds, 4.1% in agency debt, 8.9% in certificates of deposit and 1.8% in collateralized loan agreements. The average maturity of the Fund's holdings was 51 days, and the average portfolio short-term credit quality was A-1/P-1./1/

   +Investments in the BB&T Prime Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.
 /1/The composition of the Fund's portfolio is subject to change.
   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and the principal value of shares will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                          BB&T U.S. TREASURY MONEY MARKET FUND+


PORTFOLIO MANAGER
                                          [GRAPHIC]
Kevin E. McNair, CFA
                                                  PORTFOLIO MANAGER'S PERSPECTIVE
The BB&T U.S. Treasury Money Market
Fund is managed by Kevin E. McNair,       "The Fund is designed for investors who
CFA. Mr. McNair received a B.A. in             seek current income, liquidity and
Economics from the University of North    stability, but with an added measure of
Carolina-Chapel Hill and a Masters of          safety offered by a portfolio that
Economics from North Carolina State        invests exclusively in U.S. Government
University, and has 9 years of                     securities. We have found that
investment experience. Mr. McNair is       conservatively laddering the portfolio
supported by the BB&T Fixed Income         with Treasury securities and overnight
Portfolio Management Team, which          repurchase agreements allows us to take
includes Robert F. Millikan, CFA;            advantage of higher yields along the
Joseph D. Jackson, CFA; W. Bishop         yield curve. Laddering also provides us
Jordan, CFA; Dickinson B. Phillips,      with the flexibility to react swiftly to
CFP; Brad D. Eppard, CFA and Jennifer     changes in government policy, which can
L. Skinner. The team brings to the Fund       affect money market instruments. An
more than eight decades of combined          added benefit is the state and local
investment management experience, along      tax exemption provided by the income
with a broad range of specialized                                          earned
skills encompassing a cross-section of    on the portfolio's Treasury securities.
fixed-income sectors.                         Tax-exempt income boosts the Fund's
                                                  after-tax yields for investors,
                                            especially those who live in high-tax
                                                                         states."

--------------------------------------------------------------------------------
-------------------------------

Two more rate cuts pressured yields

During the last 12 months, the Federal Reserve lowered short-term interest rates twice more--for a total of 13 rate cuts since January 2001--taking the benchmark Fed Funds rate down to a exceedingly low 1%.

This was not good news for investors in short-term securities. The managers of our two money market funds continued to pursue reasonable yields within the context of keeping the credit quality of both portfolios at high levels.

As of September 30, 2003, approximately 49.3% of the Fund's net assets were invested in repurchase agreements, with 50.5% in U.S. Treasury securities. The average maturity of the Fund's holdings was 46 days, and the average credit quality was AAA./1/

   +Investments in the BB&T U.S. Treasury Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.
 /1/The composition of the Fund's portfolio is subject to change.
   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and the principal value of shares will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T CAPITAL MANAGER FUNDS


PORTFOLIO MANAGER
                                                             [GRAPHIC]
David R. Ellis
                                                  PORTFOLIO MANAGER'S PERSPECTIVE
The BB&T Capital Manager Funds are
managed by David R. Ellis, Director of           "The great appeal, and principal
Asset Allocation and Risk Management       benefit, of all of our Capital Manager
for BB&T Asset Management, Inc. Mr.                                         Funds
Ellis graduated from the University of        is that, by investing in underlying
North Carolina-Chapel Hill, where he      portfolios of multiple BB&T Funds, they
received a B.S. in Business, and has                                          are
been managing investors' money since      very broadly diversified among various,
1982. Mr. Ellis is supported by the           distinct asset classes and sectors.
BB&T Balanced Portfolio Management            This enables investors who might be
Team, which includes Keith F.            overwhelmed by the challenges of staying
Karlawish, CFA; Richard B. Jones, CFA;       abreast of the financial markets, to
James L. Luke, CFA; Robert F. Millikan,     take advantage of active professional
CFA; and Paige Henderson, CFA. The team         management. We constantly monitor
brings to the Fund more than a century    events in stock and bond markets in all
of combined investment management          domestic sectors and around the world,
experience, along with a broad range of        and we periodically rebalance each
specialized skills encompassing value                Capital Manager Fund back to
stocks, growth stocks and fixed-income     predetermined allocation targets. With
securities.                                                           the Capital
                                              Manager Aggressive Growth Fund, for
                                                example, nearly all of our assets
                                                                         normally
                                             will be invested in stock funds, but
                                         the precise composition of the portfolio
                                               will be based on prevailing market
                                                                     conditions."


--------------------------------------------------------------------------------
-------------------------------

Conservative Growth Fund
Moderate Growth Fund
Growth Fund
Aggressive Growth Fund

Aggressiveness was rewarded

The year just past was a tumultuous period for both stocks and bonds, as investor sentiment bounced between anxiety and euphoria. The equity and fixed-income markets responded to varying levels of investor confidence by frequently rising and falling quite sharply.

Overall, stocks did significantly better than bonds, though much of the advance in equities was led by the stocks of lower-quality companies with little or no earnings. Many factors--including the Federal Reserve's continuing efforts to keep interest rates low, and fresh tax cuts from the Bush administration--served to provide a measure of liquidity in the marketplace. Consequently, investors felt better about taking some risks, and gravitated toward riskier stocks.

In the bond sector, Treasury securities experienced an unusually high level of volatility. Fixed-income investors moved in and out of Treasuries at a rapid pace based on how anxious or confident investors felt about the war in Iraq and economic conditions.

Not surprisingly, in an environment that rewarded aggressiveness, the heavier our portfolios were invested in stocks, the better they performed during the period. This is precisely what we would expect, based on the Funds' respective allocations.

With the opening of the BB&T Small Company Value Fund, we have added exposure to the small-cap value sector to all four of our Capital Manager Funds.

As of September 30, 2003, these were the stock/bond/cash net asset allocations for each of the four Capital Manager Funds/1/:

                                           Common        Cash/Cash
                                           Stocks Bonds Equivalents
                                           ------ ----- -----------
            Conservative Growth Fund......  43.8% 53.2%     3.3%
            Moderate Growth Fund..........  68.6% 27.7%     3.8%
            Growth Fund...................  84.2% 12.5%     3.5%
            Aggressive Growth Fund........  96.2%  0.0%     4.0%

Conditions are positive, especially for stocks

We think this is a great time to be investing in financial assets. While we don't expect the kind of outsized returns that were common in the 1990s, the U.S. is heading out of a recession and it seems clear to us that the economy is accelerating, which should sustain stock prices.

Many factors are positive. Inflation is low, recent tax cuts are putting more money in the pockets of consumers, corporate earnings are rising and business spending appears ready to rebound. Barring an unpredictable and devastating geopolitical event, we are solidly optimistic for our Funds' prospects over the next 12 months.


 /1/The composition of the Fund's holdings is subject to change.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                  BB&T CAPITAL MANAGER CONSERVATIVE GROWTH FUND

                                    [CHART]

Value of a $10,000 Investment

            BB&T Capital         BB&T Capital
              Manager               Manager                     Lehman Brothers
            Conservative         Conservative            S&P      Intermediate
             Growth Fund          Growth Fund            500       Government
           (Class A Shares)*  (Institutional Shares)    Index      Bond Fund
           -----------------  ----------------------   -------  ---------------
10/2/1997      $ 9,425               $10,000           $10,000     $11,059
9/30/1998        9,763                10,395            10,905      11,147
9/30/1999       10,563                11,275            13,937      11,839
9/30/2000       11,521                12,325            15,788      13,363
9/30/2001       10,704                11,491            11,584      14,246
9/30/2002       10,149                10,911             9,213      14,491
9/30/2003       11,072                11,953            11,462      14,997

Average Annual Total Returns
--------------------------------------------------------------------------------
As of September 30, 2003   Inception Date   1 Year    5 Year     Since Inception
--------------------------------------------------------------------------------
Class A Shares*              1/29/98/2/      2.77%     1.35%          1.71%
--------------------------------------------------------------------------------
Class B Shares**             1/29/99/3/      4.45%     1.84%          2.14%
--------------------------------------------------------------------------------
Class C Shares***             2/1/01/4/      8.50%     2.15%          2.39%
--------------------------------------------------------------------------------
Institutional Shares         10/2/97         9.55%     2.83%          3.02%
--------------------------------------------------------------------------------
  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
*** Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains.

 /2/Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

 /3/Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

 /4/Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

   The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.

   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T CAPITAL MANAGER MODERATE GROWTH FUND

                                    [CHART]

Value of a $10,000 Investment

             BB&T Capital          BB&T Capital
               Manager                Manager                    Lehman Brothers
               Moderate               Moderate                    Intermediate
             Growth Fund            Growth Fund        S&P 500     Government
           (Class A Shares)*   (Institutional Shares)   Index       Bond Index
           -----------------   ----------------------  -------   ---------------
10/2/1997      $9,425                  $10,000         $10,000       $11,059
9/30/1998       9,475                   10,068          10,908        11,147
9/30/1999      10,713                   11,411          13,939        11,839
9/30/2000      11,928                   12,738          15,789        13,363
9/30/2001      10,259                   10,980          11,588        14,246
9/30/2002       9,155                    9,822           9,216        14,491
9/30/2003      10,265                   11,040          11,462        14,997

Average Annual Total Returns
-------------------------------------------------------------------------------
As of September 30, 2003   Inception Date   1 Year    5 Year   Since Inception
-------------------------------------------------------------------------------
Class A Shares*             1/29/98/2/       5.63%     0.42%        0.44%
-------------------------------------------------------------------------------
Class B Shares*             1/29/99/3/       7.29%     0.78%        0.74%
-------------------------------------------------------------------------------
Class C Shares*              2/1/01/4/      11.39%     1.24%        1.13%
-------------------------------------------------------------------------------
Institutional Shares        10/2/97         12.40%     1.86%        1.66%
-------------------------------------------------------------------------------
  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains.
/2/ Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.
/3/ Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class
    B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.
/4/ Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.
   The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived the Fund's total return for the period would have been lower. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

                                               BB&T CAPITAL MANAGER GROWTH FUND

                                    [CHART]

Value of a $10,000 Investment

               BB&T Capital           BB&T Capital Manager                         Lehman Brothers
             Manager Growth Fund          Growth Fund            S&P 500       Intermediate Government
              (Class A Shares)*       (Institutional Shares)      Index              Bond Index
             -----------------        ----------------------   -----------     -----------------------
10/2/1997        $9,425                      $10,000             $10,000              $11,059
9/30/1998         9,256                        9,828              10,908               11,147
9/30/1999        10,812                       11,495              13,939               11,839
9/30/2000        12,327                       13,137              15,789               13,363
9/30/2001         9,756                       10,421              11,588               14,246
9/30/2002         9,310                        8,899               9,216               14,491
9/30/2003         9,492                       10,188              11,462               14,997


Average Annual Total Returns
--------------------------------------------------------------------------------
As of September 30, 2003  Inception Date    1 Year    5 Year     Since Inception
--------------------------------------------------------------------------------
Class A Shares*             1/29/98/2/       7.64%     -0.68%        -0.87%
--------------------------------------------------------------------------------
Class B Shares**            1/29/99/3/       9.31%     -0.26%        -0.52%
--------------------------------------------------------------------------------
Class C Shares***            2/1/01/4/      13.48%      0.12%        -0.20%
--------------------------------------------------------------------------------
Institutional Shares        10/2/97         14.49%      0.72%         0.31%
--------------------------------------------------------------------------------

  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains.
 /2/Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Institutional Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.
 /3/Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.
 /4/Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.
   The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

  BB&T CAPITAL MANAGER AGGRESSIVE GROWTH FUND

                                    [CHART]

Value of a $10,000 Investment

            BB&T Capital Manager      BB&T Capital Manager
           Aggressive Growth Fund    Aggressive Growth Fund
              (Class A Shares)*      (Institutional Shares)   S&P 500 Index
           ----------------------    ----------------------  -------------
3/19/2001         $9,425                   $10,000              $10,000
9/30/2001          8,449                     8,978                9,032
9/30/2002          6,940                     7,396                7,181
9/30/2003          8,024                     8,566                8,933


Average Annual Total Returns
-------------------------------------------------------------------------------
As of September 30, 2003        Inception Date        1 Year    Since Inception
-------------------------------------------------------------------------------
Class A Shares*                    3/19/01             8.95%        -8.32%
-------------------------------------------------------------------------------
Class B Shares**                   3/19/01            10.74%        -7.96%
-------------------------------------------------------------------------------
Class C Shares***                  3/19/01            14.78%        -6.94%
-------------------------------------------------------------------------------
Institutional Shares               3/19/01            15.82%        -5.92%
-------------------------------------------------------------------------------

  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains. The Fund is measured against the S&P 500 Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-800-451-8382.

Balanced Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003


                                   Shares    Value
                                   ------ ------------
Common Stocks (50.3%)
Consumer Discretionary (5.3%)
AutoZone, Inc. (b)................  2,500 $    223,825
Bed Bath & Beyond, Inc. (b).......  4,900      187,082
Fox Entertainment Group, Inc. (b).  4,500      125,955
Gannett Company, Inc..............  5,500      426,580
Johnson Controls, Inc.............  5,000      473,000
Lowe's Companies, Inc............. 18,600      965,340
Target Corp....................... 24,000      903,120
The Gap, Inc......................  8,000      136,960
The Walt Disney Co................ 75,500    1,522,835
Viacom Inc. -- Class B............ 22,000      842,600
                                          ------------
                                             5,807,297
                                          ------------
Consumer Staples (4.5%)
Kimberly-Clark Corp............... 20,200    1,036,664
PepsiCo, Inc...................... 25,000    1,145,750
Sara Lee Corp..................... 50,001      918,018
Sysco Corp........................ 17,000      556,070
Wal-Mart Stores, Inc.............. 23,100    1,290,135
                                          ------------
                                             4,946,637
                                          ------------
Energy (3.8%)
Anadarko Petroleum Corp........... 14,400      601,344
ChevronTexaco Corp................  5,679      405,765
Conocophillips.................... 21,700    1,188,075
Exxon Mobil Corp.................. 33,600    1,229,760
Schlumberger, Ltd................. 15,000      726,000
                                          ------------
                                             4,150,944
                                          ------------
Financials (11.3%)
American Express Co............... 27,700    1,248,162
American International Group, Inc. 10,250      591,425
Bank of America Corp.............. 23,200    1,810,528
Citigroup, Inc.................... 41,700    1,897,766
Fannie Mae........................ 10,800      758,160
J.P. Morgan Chase & Co............  4,950      169,934
Jefferson-Pilot Corp.............. 31,000    1,375,780
Marsh & McLennan Companies, Inc... 28,000    1,333,080
Mellon Financial Corp............. 24,500      738,430
Merrill Lynch & Company, Inc...... 27,000    1,445,310
Wells Fargo & Co.................. 24,100    1,241,150
                                          ------------
                                            12,609,725
                                          ------------
Health Care (6.1%)
Abbott Laboratories...............  4,200      178,710
Amgen, Inc. (b)...................  7,000      451,990
Anthem, Inc. (b)..................  7,000      499,310
Boston Scientific Corp. (b).......  2,400      153,120
Bristol-Myers Squibb Co........... 10,000      256,600
Johnson & Johnson................. 15,300      757,656
Medtronic, Inc.................... 14,900      699,108
Merck & Company, Inc.............. 24,000    1,214,880
Mylan Laboratories, Inc........... 15,000      579,750
Pfizer, Inc....................... 45,900    1,394,442
Zimmer Holdings, Inc. (b).........  9,250      509,675
                                          ------------
                                             6,695,241
                                          ------------
Industrials (6.0%)
CSX Corp..........................  6,200      181,350
Emerson Electric Co............... 29,300    1,542,645
General Electric Co............... 57,200    1,705,132
Ingersoll-Rand Co. -- Class A..... 24,000    1,282,560
Pitney Bowes, Inc.................  5,500      210,760

                                           Shares or
                                           Principal
                                            Amount       Value
                                           ---------- ------------
Common Stocks, continued
Industrials, continued
United Parcel Service, Inc................      8,500 $    542,300
United Technologies Corp..................     14,500    1,120,560
                                                      ------------
                                                         6,585,307
                                                      ------------
Information Technology (8.5%)
Applied Materials, Inc. (b)...............     13,000      235,820
Automatic Data Processing, Inc............     18,900      677,565
Cisco Systems, Inc. (b)...................     69,500    1,358,030
Dell, Inc. (b)............................     35,900    1,198,701
Hewlett-Packard Co........................     51,500      997,040
IBM Corp..................................     12,450    1,099,709
Intel Corp................................     44,600    1,226,946
Microsoft Corp............................     52,000    1,445,080
Oracle Corp. (b)..........................     46,000      516,120
Texas Instruments, Inc....................     31,000      706,800
                                                      ------------
                                                         9,461,811
                                                      ------------
Materials (1.6%)
Air Products & Chemicals, Inc.............     22,100      996,710
Alcoa, Inc................................     22,000      575,520
Weyerhaeuser Co...........................      3,600      210,420
                                                      ------------
                                                         1,782,650
                                                      ------------
Telecommunication Services (1.5%)
AT&T Corp.................................      8,080      174,124
SBC Communications, Inc...................     35,400      787,650
Verizon Communications, Inc...............     23,000      746,120
                                                      ------------
                                                         1,707,894
                                                      ------------
Utilities (1.7%)
Dominion Resources, Inc...................      2,500      154,750
Duke Energy Corp..........................     42,000      748,020
NiSource, Inc.............................     47,000      939,060
                                                      ------------
                                                         1,841,830
                                                      ------------
  Total Common Stocks                                   55,589,336
                                                      ------------
Corporate Bonds (5.4%)
Banking & Financial Services (3.2%)
Bear, Stearns & Co. Inc., 5.70%, 11/15/14. $  500,000      533,271
Erac USA Finance Co., 7.35%, 6/15/08 (c)..    400,000      462,968
Fleet Boston Financial Corp., 3.85%,
 2/15/08..................................    400,000      410,400
General Electric Capital Corp.,
 5.875%, 2/15/12..........................  1,000,000    1,086,706
Mercantile Bankshares, 4.625%, 4/15/13 (c)    500,000      498,769
National Rural Utilities, 6.50%, 3/1/07...    500,000      559,366
                                                      ------------
                                                         3,551,480
                                                      ------------
Beverages (0.4%)
Anheuser-Busch Cos., Inc., 4.625%, 2/1/15.    400,000      403,315
                                                      ------------
Chemicals -- Diversified (0.5%)
Dow Chemical, 5.00%, 11/15/07.............    500,000      526,151
                                                      ------------
Petroleum Refining (0.8%)
ChevronTexaco Capital Co.,
 3.375%, 2/15/08..........................    400,000      406,433
Conocophillips, 4.75%, 10/15/12...........    500,000      509,559
                                                      ------------
                                                           915,992
                                                      ------------
Utilities (0.5%)
PSE&G Transition Funding LLC, Series
 2001-1, Class-A2, 5.74%, 3/15/07.........    563,097      583,995
                                                      ------------
  Total Corporate Bonds                                  5,980,933
                                                      ------------

                                   Continued

Balanced Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003


                                            Principal
                                             Amount       Value
                                           ----------- ------------
Mortgage-Backed Securities (7.8%)
Federal Home Loan Mortgage Corp. (5.5%)
6.00%, 7/1/16, Pool # E00991.............. $   611,934 $    637,097
6.00%, 9/1/16, Pool # E01049..............     253,305      263,721
5.50%, 12/1/17, Pool # E93102.............   3,109,261    3,218,085
6.50%, 12/1/31, Pool # C01271.............     634,314      662,296
6.50%, 2/1/32, Pool # C01297..............     331,566      346,194
5.00%, 10/15/32, Series 2553, Class -- DJ,
 CMO......................................   1,000,000      972,653
                                                       ------------
                                                          6,100,046
                                                       ------------
Federal National Mortgage Assoc. (0.5%)
6.00%, 4/1/16, Pool # 535846..............     568,109      593,135
                                                       ------------
Government National Mortgage Assoc.
 (1.8%)
7.00%, 8/20/29, Pool # 2796...............     768,089      814,359
6.50%, 4/20/31, Pool # 3068...............     552,496      578,406
6.50%, 2/15/32, Pool # 538313.............     547,979      575,669
                                                       ------------
                                                          1,968,434
                                                       ------------
  Total Mortgage-Backed Securities                        8,661,615
                                                       ------------
U.S. Government Agencies (27.6%)
Federal Home Loan Bank (0.3%)
3.375%, 7/21/08, Callable 1/21/05 @ 100...     300,000      301,962
                                                       ------------
Federal Home Loan Mortgage Corp. (1.2%)
5.25%, 1/15/06............................     700,000      752,978
5.50%, 7/15/06............................     500,000      545,445
                                                       ------------
                                                          1,298,423
                                                       ------------

                                              Shares or
                                              Principal
                                               Amount        Value
                                             ----------- ------------
U.S. Government Agencies, continued
Federal National Mortgage Assoc. (0.7%)
4.625%, 5/1/13.............................. $   750,000 $    745,460
                                                         ------------
U.S. Treasury Notes (25.5%)
2.375%, 8/15/06.............................  23,000,000   23,318,941
3.875%, 1/15/09.............................   2,242,600    2,561,820
3.875%, 2/15/13.............................     600,000      599,719
4.25%, 8/15/13..............................   1,000,000    1,025,117
7.25%, 8/15/22..............................     500,000      647,598
                                                         ------------
                                                           28,153,195
                                                         ------------
  Total U.S. Government Agencies                           30,449,040
                                                         ------------
Investment Companies (2.4%)
Federated Prime Cash Obligations Fund.......      78,887       78,887
Federated Prime Obligations Fund............   2,546,160    2,546,160
                                                         ------------
  Total Investment Companies                                2,625,047
                                                         ------------
Securities Held as Collateral for Securities
 on Loan (10.8%)
Pool of various securities for BB&T Funds --
 Note 3 -- Security Loans...................  11,914,104   11,914,104
                                                         ------------
Total Investments
 (Cost $105,298,185) (a) -- 104.3%                        115,270,075
Liabilities in excess of other
 assets -- (4.3)%...........................               (4,756,356)
                                                         ------------
Net Assets -- 100.0%........................             $110,513,741
                                                         ============

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                    Unrealized appreciation.... $11,039,746
                    Unrealized depreciation....  (1,067,856)
                                                -----------
                    Net unrealized appreciation $ 9,971,890
                                                ===========

(b)Represents non-income producing securities.
(c)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities to be liquid.

CMO -- Collateralized Mortgage Obligation.

              See accompanying notes to the financial statements.

Large Company Value Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003

                                                 Shares     Value
                                                 ------- ------------
          Common Stocks (96.5%)
          Consumer Discretionary (9.8%)
          Cox Communications, Inc. (b).......... 253,000 $  7,999,860
          Eastman Kodak Co......................  82,500    1,727,550
          Gannett Company, Inc.................. 134,000   10,393,040
          May Department Stores Co.............. 203,250    5,006,048
          Newell Rubbermaid, Inc................ 284,200    6,158,614
          The Walt Disney Co.................... 580,000   11,698,600
          V.F. Corp.............................  79,800    3,105,018
          Whirlpool Corp........................  83,000    5,624,910
                                                         ------------
                                                           51,713,640
                                                         ------------
          Consumer Staples (7.1%)
          Albertson's, Inc...................... 377,720    7,769,700
          Altria Group, Inc..................... 141,590    6,201,642
          Kimberly-Clark Corp................... 277,000   14,215,640
          Sara Lee Corp......................... 492,010    9,033,304
                                                         ------------
                                                           37,220,286
                                                         ------------
          Energy (9.8%)
          Anadarko Petroleum Corp............... 178,000    7,433,280
          ChevronTexaco Corp.................... 116,730    8,340,359
          Conocophillips........................ 232,273   12,716,946
          Exxon Mobil Corp...................... 175,000    6,405,000
          Royal Dutch Petroleum Co. -- NY Shares 199,600    8,822,320
          Schlumberger, Ltd..................... 165,000    7,986,000
                                                         ------------
                                                           51,703,905
                                                         ------------
          Financials (26.5%)
          American Express Co................... 197,500    8,899,350
          Aon Corp.............................. 425,762    8,877,138
          Bank of America Corp.................. 127,300    9,934,492
          Citigroup, Inc........................ 201,666    9,177,820
          Equity Residential.................... 150,000    4,392,000
          Fannie Mae............................ 136,000    9,547,200
          Franklin Resources, Inc............... 136,000    6,012,560
          ING Groep NV -- ADR................... 391,551    7,243,694
          J.P. Morgan Chase & Co................ 172,772    5,931,263
          Lincoln National Corp................. 161,400    5,710,332
          Northern Trust Corp................... 232,718    9,876,552
          PNC Financial Services Group.......... 227,500   10,824,450
          St. Paul Companies, Inc............... 303,500   11,238,604
          SunTrust Banks, Inc................... 151,000    9,115,870
          Washington Mutual, Inc................ 301,000   11,850,369
          Wells Fargo & Co...................... 203,000   10,454,500
                                                         ------------
                                                          139,086,194
                                                         ------------
          Health Care (9.3%)
          Abbott Laboratories................... 151,000    6,425,050
          Becton, Dickinson & Co................ 165,600    5,981,472
          Bristol-Myers Squibb Co............... 208,080    5,339,333
          Cigna Corp............................ 146,000    6,518,900
          HCA, Inc.............................. 145,800    5,374,188
          Johnson & Johnson.....................  92,600    4,585,552
          Merck & Company, Inc.................. 185,000    9,364,700

                                                 Shares       Value
                                               ---------- ------------
         Common Stocks, continued
         Health Care, continued
         Mylan Laboratories, Inc..............     34,000 $  1,314,100
         Schering-Plough Corp.................    272,400    4,151,376
                                                          ------------
                                                            49,054,671
                                                          ------------
         Industrials (9.9%)
         CSX Corp.............................    255,200    7,464,600
         Emerson Electric Co..................    240,370   12,655,481
         H & R Block, Inc.....................    201,000    8,673,150
         Parker-Hannifin Corp.................    102,000    4,559,400
         Pitney Bowes, Inc....................    315,800   12,101,456
         Raytheon Co..........................    247,500    6,930,000
                                                          ------------
                                                            52,384,087
                                                          ------------
         Information Technology (9.0%)
         Adobe Systems, Inc...................     16,000      628,160
         Agilent Technologies, Inc. (b).......    250,419    5,536,764
         Automatic Data Processing, Inc.......    257,400    9,227,790
         Hewlett-Packard Co...................    445,000    8,615,200
         IBM Corp.............................     87,800    7,755,374
         Microsoft Corp.......................    233,000    6,475,070
         Motorola, Inc........................    440,000    5,266,800
         Nokia Corp. -- ADR...................    250,000    3,900,000
                                                          ------------
                                                            47,405,158
                                                          ------------
         Materials (4.2%)
         Air Products & Chemicals, Inc........    109,700    4,947,470
         Alcoa, Inc...........................    206,000    5,388,960
         E.I. DuPont de Nemours & Co..........    115,600    4,625,156
         Weyerhaeuser Co......................    125,500    7,335,475
                                                          ------------
                                                            22,297,061
                                                          ------------
         Telecommunication Services (5.3%)
         AT&T Corp............................    113,824    2,452,907
         BellSouth Corp.......................    467,000   11,058,560
         SBC Communications, Inc..............    409,400    9,109,150
         Sprint Corp..........................    368,400    5,562,840
                                                          ------------
                                                            28,183,457
                                                          ------------
         Utilities (5.6%)
         Dominion Resources, Inc..............    122,000    7,551,800
         Duke Energy Corp.....................    307,000    5,467,670
         NiSource, Inc........................    322,400    6,441,551
         TXU Corp.............................    271,800    6,403,608
         Xcel Energy, Inc.....................    231,275    3,577,824
                                                          ------------
                                                            29,442,453
                                                          ------------
           Total Common Stocks                             508,490,912
                                                          ------------
         Investment Company (3.7%)
         Federated Prime Cash Obligations Fund 19,662,082   19,662,082
                                                          ------------
         Total Investments
          (Cost $486,981,433) (a) -- 100.2%                528,152,994
                                                          ------------
          Liabilities in excess of other
          assets -- (0.2)%....................              (1,129,591)
                                                          ------------
         Net Assets -- 100.0%.................            $527,023,403
                                                          ============

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                   Unrealized appreciation.... $ 66,593,850
                   Unrealized depreciation....  (25,422,289)
                                               ------------
                   Net unrealized appreciation $ 41,171,561
                                               ============

(b)Represents non-income producing securities.

ADR -- American Depository Receipt

              See accompanying notes to the financial statements.

Large Company Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003

                                    Shares      Value
                                    ------- -------------
Common Stocks (97.4%)
Consumer Discretionary (15.1%)
AutoZone, Inc. (b).................  22,100 $   1,978,612
Bed Bath & Beyond, Inc. (b)........  90,000     3,436,200
Best Buy Company, Inc. (b)......... 120,000     5,702,400
Dollar General Corp................ 157,000     3,140,000
eBay, Inc. (b).....................  70,000     3,731,000
Family Dollar Stores, Inc..........  82,000     3,270,980
Fox Entertainment Group, Inc. (b)..  90,000     2,519,100
Home Depot, Inc....................  82,000     2,611,700
InterActiveCorp (b)................ 115,000     3,800,750
International Game Technology...... 140,000     3,941,000
Lowe's Companies, Inc.............. 120,000     6,228,000
Target Corp........................ 106,000     3,988,780
                                            -------------
                                               44,348,522
                                            -------------
Consumer Staples (9.4%)
PepsiCo, Inc....................... 180,000     8,249,400
Procter & Gamble Co................  50,000     4,641,000
Sysco Corp......................... 200,000     6,542,000
Wal-Mart Stores, Inc............... 150,000     8,377,500
                                            -------------
                                               27,809,900
                                            -------------
Energy (0.1%)
Transocean, Inc. (b)...............  19,000       380,000
                                            -------------
Financials (6.5%)
American Express Co................ 100,000     4,506,000
Capital One Financial Corp.........  60,000     3,422,400
Citigroup, Inc..................... 106,000     4,824,060
Goldman Sachs Group, Inc...........  45,000     3,775,500
J.P. Morgan Chase & Co.............  80,000     2,746,400
                                            -------------
                                               19,274,360
                                            -------------
Health Care (26.4%)
Abbott Laboratories................ 105,000     4,467,750
Alcon, Inc.........................  50,000     2,807,500
Amgen, Inc. (b).................... 127,500     8,232,675
Boston Scientific Corp. (b)........  70,000     4,466,000
Chiron Corp. (b)...................  50,000     2,584,500
Genentech, Inc. (b)................  35,000     2,804,900
Genzyme Corp. (b)..................  75,000     3,468,750
Johnson & Johnson..................  50,000     2,476,000
Medco Health Solutions, Inc. (b)...   6,633       171,994
Medtronic, Inc.....................  80,000     3,753,600
Merck & Company, Inc...............  55,000     2,784,100
Mylan Laboratories, Inc............  70,000     2,705,500
Pfizer, Inc........................ 265,850     8,076,523
Stryker Corp.......................  60,000     4,518,600
Teva Pharmaceutical Industries Ltd.  90,000     5,143,500
UnitedHealth Group, Inc............  70,000     3,522,400
Wellpoint Health Networks, Inc. (b)  40,000     3,083,200
Wyeth.............................. 165,000     7,606,500
Zimmer Holdings, Inc. (b)..........  90,000     4,959,000
                                            -------------
                                               77,632,992
                                            -------------

                                               Shares        Value
                                             ----------- -------------
Common Stocks, continued
Industrials (8.3%)
Apollo Group, Inc. -- Class A (b)...........      60,000 $   3,961,800
Career Education Corp. (b)..................      60,000     2,718,000
FedEx Corp..................................      70,000     4,510,100
General Electric Co.........................     250,000     7,452,500
Tyco International, Ltd.....................      90,000     1,838,700
United Technologies Corp....................      50,000     3,864,000
                                                         -------------
                                                            24,345,100
                                                         -------------
Information Technology (30.1%)
Altera Corp. (b)............................     170,000     3,213,000
Applied Materials, Inc. (b).................     140,000     2,539,600
Cisco Systems, Inc. (b).....................     275,000     5,373,500
Dell, Inc. (b)..............................     120,000     4,006,800
Electronic Arts, Inc. (b)...................      40,000     3,689,200
EMC Corp. (b)...............................     350,000     4,420,500
First Data Corp.............................      75,000     2,997,000
Hewlett-Packard Co..........................     100,000     1,936,000
IBM Corp....................................      55,000     4,858,150
Intel Corp..................................     220,000     6,052,200
Intuit, Inc. (b)............................      57,000     2,749,680
Jabil Circuit, Inc. (b).....................     100,000     2,605,000
KLA-Tencor Corp. (b)........................      65,000     3,341,000
Linear Technology Corp......................      85,000     3,043,850
Microsoft Corp..............................     225,000     6,252,750
National Semiconductor Corp. (b)............      80,000     2,583,200
Network Appliance, Inc. (b).................     100,000     2,053,000
SAP -- ADR..................................     145,000     4,409,450
Symantec Corp. (b)..........................     110,000     6,932,200
Taiwan Semiconductor Manufacturing Co,
 Ltd. -- ADR (b)............................     355,000     3,844,650
Texas Instruments, Inc......................     190,000     4,332,000
VERITAS Software Corp. (b)..................     115,000     3,611,000
Yahoo!, Inc. (b)............................     100,000     3,538,000
                                                         -------------
                                                            88,381,730
                                                         -------------
Materials (1.5%)
Alcoa, Inc..................................      95,000     2,485,200
Newmont Mining Corp.........................      50,000     1,954,500
                                                         -------------
                                                             4,439,700
                                                         -------------
  Total Common Stocks                                      286,612,304
                                                         -------------
Investment Company (2.6%)
Federated Prime Cash Obligations Fund.......   7,704,557     7,704,557
                                                         -------------
Securities Held as Collateral for Securities
 on Loan (44.6%)
Pool of various securities for BB&T
 Funds -- Note 3 -- Security Loans.......... 131,126,179   131,126,179
                                                         -------------
Total Investments
 (Cost $392,681,118) (a) -- 144.6%                         425,443,040
Liabilities in excess of other assets --
  (44.6)%...................................              (131,190,562)
                                                         -------------
Net Assets -- 100.0%........................             $ 294,252,478
                                                         =============

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                    Unrealized appreciation.... $37,947,529
                    Unrealized depreciation....  (5,185,607)
                                                -----------
                    Net unrealized appreciation $32,761,922
                                                ===========

(b)Represents non-income producing securities.
ADR -- American Depository Receipt

              See accompanying notes to the financial statements.

Mid Cap Value Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003

                                  Shares     Value
                                  ------- ------------
Common Stocks (94.5%)
Consumer Discretionary (9.7%)
American Greetings Corp. (b).....  66,000 $  1,282,380
Cato Corp........................  66,000    1,331,220
Circuit City Stores, Inc......... 100,000      953,000
Cox Communications, Inc. (b).....  32,000    1,011,840
Genuine Parts Co.................  70,000    2,238,600
Knight-Ridder, Inc...............  12,000      800,400
Macrovision Corp. (b)............  50,000      923,500
McGraw-Hill Companies, Inc.......  25,000    1,553,250
Media General, Inc. -- Class A...  12,000      733,200
Outback Steakhouse, Inc..........  50,000    1,893,500
Pier 1 Imports, Inc..............  60,000    1,154,400
Tribune Co.......................  18,000      826,200
                                          ------------
                                            14,701,490
                                          ------------
Consumer Staples (5.6%)
Heinz (H.J.) Co..................  40,000    1,371,200
Ruddick Corp.....................  50,000      777,000
Sensient Technologies Corp....... 109,000    2,289,000
SUPERVALU, Inc...................  95,000    2,266,700
UST, Inc.........................  52,000    1,829,360
                                          ------------
                                             8,533,260
                                          ------------
Energy (5.9%)
Burlington Resources, Inc........  36,000    1,735,200
EOG Resources, Inc...............  25,000    1,043,500
Kerr-McGee Corp..................  63,000    2,812,320
Murphy Oil Corp..................  20,000    1,175,000
Sunoco, Inc......................  30,000    1,206,600
Tidewater, Inc...................  32,000      905,600
                                          ------------
                                             8,878,220
                                          ------------
Financials (22.0%)
Allstate Corp....................  33,000    1,205,490
Ambac Financial Group, Inc.......  30,000    1,920,000
American Capital Strategies, Ltd.  44,000    1,093,840
Arthur J. Gallagher & Co......... 111,000    3,139,080
Charter One Financial, Inc.......  66,000    2,019,600
Commerce Bancshares, Inc.........  26,250    1,148,438
Compass Bancshares, Inc..........  88,000    3,043,040
Edwards (A.G.), Inc..............  20,000      768,200
Equity Inns, Inc................. 140,000    1,054,200
Erie Indemnity Co................  22,000      855,800
First American Corp..............  88,000    2,191,200
Gables Residential Trust.........  40,000    1,292,800
Jefferson-Pilot Corp.............  85,000    3,772,300
Mercantile Bankshares Corp.......  66,000    2,640,000
Nuveen Investments -- Class A....  66,000    1,815,000
ProLogis Trust...................  50,000    1,512,500
SouthTrust Corp..................  50,000    1,469,500
Sovran Self Storage, Inc.........  50,000    1,657,500
SunTrust Banks, Inc..............  15,000      905,550
                                          ------------
                                            33,504,038
                                          ------------
Health Care (11.0%)
AdvancePCS (b)...................  69,000    3,144,330
Arrow International, Inc.........  50,000    1,150,000
Becton, Dickinson & Co...........  53,000    1,914,360
C.R. Bard, Inc...................  20,000    1,420,000
Mentor Corp......................  66,000    1,504,800
Mylan Laboratories, Inc..........  90,000    3,478,500
Perrigo Co....................... 115,000    1,463,950

                                            Shares     Value
                                            ------- ------------
Common Stocks, continued
Health Care, continued
Watson Pharmaceuticals, Inc. (b)...........  36,000 $  1,500,840
West Pharmaceutical Services, Inc..........  36,000    1,127,160
                                                    ------------
                                                      16,703,940
                                                    ------------
Industrials (11.6%)
American Power Conversion Corp............. 109,000    1,868,260
Banta Corp.................................  57,000    2,052,000
Burlington Northern Santa Fe Corp..........  36,000    1,039,320
Griffon Corp. (b)..........................  80,000    1,436,800
L-3 Communications Holdings, Inc. (b)......  33,000    1,427,250
Lincoln Electric Holdings, Inc.............  70,000    1,554,700
Northrop Grumman Corp......................  22,000    1,896,840
Pall Corp..................................  50,000    1,122,000
Parker-Hannifin Corp.......................  15,000      670,500
R.R. Donnelley & Sons Co...................  43,000    1,069,410
SPX Corp. (b)..............................  44,000    1,992,320
Stewart & Stevenson Services, Inc..........  95,000    1,426,900
                                                    ------------
                                                      17,556,300
                                                    ------------
Information Technology (10.2%)
Activision, Inc. (b)....................... 109,500    1,308,525
Andrew Corp. (b)........................... 199,000    2,445,710
AVX Corp................................... 130,000    1,779,700
Check Point Software Technologies, Ltd. (b)  75,000    1,260,000
Checkpoint Systems, Inc. (b)...............  75,000    1,185,000
Factset Research Systems, Inc..............  40,000    1,774,000
Harmonic, Inc. (b)......................... 200,000    1,254,000
National Semiconductor Corp. (b)...........  60,000    1,937,400
Paychex, Inc...............................  44,000    1,492,920
SunGard Data Systems, Inc. (b).............  42,100    1,107,651
                                                    ------------
                                                      15,544,906
                                                    ------------
Materials (7.6%)
Albemarle Corp............................. 103,000    2,827,350
Martin Marietta Materials, Inc.............  44,000    1,603,800
Praxair, Inc...............................  36,000    2,230,200
Rayonier, Inc..............................  45,000    1,827,000
Sonoco Products Co.........................  52,000    1,141,400
Worthington Industries, Inc................ 150,000    1,884,000
                                                    ------------
                                                      11,513,750
                                                    ------------
Telecommunication Services (2.1%)
ALLTEL Corp................................  40,000    1,853,600
Wireless Facilities, Inc. (b).............. 109,000    1,297,100
                                                    ------------
                                                       3,150,700
                                                    ------------
Utilities (8.8%)
American States Water Co...................  37,500      883,875
Consolidated Edison, Inc...................  33,000    1,345,080
Duke Energy Corp...........................  50,000      890,500
FPL Group, Inc.............................  30,000    1,896,000
National Fuel Gas Co.......................  99,000    2,262,150
New Jersey Resources Corp..................  30,000    1,081,200
NiSource, Inc.............................. 109,000    2,177,820
Northwest Natural Gas Co...................  44,000    1,276,000
Piedmont Natural Gas Company, Inc..........  40,000    1,560,000
                                                    ------------
                                                      13,372,625
                                                    ------------
  Total Common Stocks                                143,459,229
                                                    ------------

                                   Continued

Mid Cap Value Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003

                                       Shares      Value
                                      --------- ------------
Investment Companies (5.5%)
Federated Prime Cash Obligations Fund 6,983,187 $  6,983,187
Federated Prime Obligations Fund..... 1,303,770    1,303,770
                                                ------------
  Total Investment Companies                       8,286,957
                                                ------------

                                                Shares     Value
                                                ------ ------------
Total Investments
 (Cost $129,539,117) (a) -- 100%                       $151,746,186
Liabilities in excess of other assets -- (0.0)%             (70,017)
                                                       ------------
Net Assets -- 100.0%...........................        $151,676,169
                                                       ============

--------
(a)Represents cost for financial reporting purposes, is the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                    Unrealized appreciation.... $24,360,783
                    Unrealized depreciation....  (2,153,714)
                                                -----------
                    Net unrealized appreciation $22,207,069
                                                ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

Mid Cap Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003

                                       Shares     Value
                                       ------- ------------
Common Stocks (95.5%)
Consumer Discretionary (24.4%)
Advance Auto Parts, Inc. (b)..........  32,000 $  2,268,800
Aeropostale, Inc. (b).................  51,000    1,379,550
Amazon.com, Inc. (b)..................  36,500    1,765,140
Coach, Inc. (b).......................  38,500    2,102,100
Dollar Tree Stores, Inc. (b)..........  59,000    1,976,500
Family Dollar Stores, Inc.............  30,000    1,196,700
Fred's, Inc...........................  50,000    1,648,000
Harman International Industries, Inc..  26,000    2,557,100
Leapfrog Enterprises, Inc. (b)........  36,000    1,368,000
Michaels Stores, Inc..................  26,500    1,080,140
NVR, Inc. (b).........................   3,900    1,819,350
PETsMART, Inc. (b).................... 107,000    2,428,900
Rent-A-Center, Inc. (b)...............  72,500    2,341,750
Ruby Tuesday, Inc.....................  58,000    1,398,380
Starbucks Corp. (b)...................  34,000      979,200
                                               ------------
                                                 26,309,610
                                               ------------
Energy (0.7%)
BJ Services Co. (b)...................  23,500      802,995
                                               ------------
Financials (6.5%)
Ameritrade Holding Corp. (b).......... 206,000    2,317,500
Legg Mason, Inc.......................  17,700    1,277,940
Providian Financial Corp. (b)......... 104,000    1,226,160
T. Rowe Price Group, Inc..............  52,000    2,145,520
                                               ------------
                                                  6,967,120
                                               ------------
Health Care (18.8%)
AdvancePCS (b)........................  30,000    1,367,100
Allergan, Inc.........................  14,000    1,102,220
Anthem, Inc. (b)......................  15,500    1,105,615
Barr Laboratories, Inc. (b)...........  24,000    1,637,040
Celgene Corp. (b).....................  45,000    1,949,850
Genzyme Corp. (b).....................  21,500      994,375
Gilead Sciences, Inc. (b).............  20,000    1,118,600
IVAX Corp. (b)........................  76,000    1,489,600
Millipore Corp. (b)...................  36,000    1,658,160
Omnicare, Inc.........................  44,000    1,586,640
Patterson Dental Co. (b)..............  24,000    1,381,920
Pharmaceutical Resources, Inc. (b)....  26,000    1,773,720
Teva Pharmaceutical Industries, Ltd...  19,000    1,085,850
Varian Medical Systems, Inc. (b)......  17,500    1,005,900
Zimmer Holdings, Inc. (b).............  19,500    1,074,450
                                               ------------
                                                 20,331,040
                                               ------------
Industrials (7.8%)
Apollo Group, Inc. -- Class A (b).....  18,000    1,188,540
Career Education Corp. (b)............  47,000    2,129,100
Corinthian Colleges, Inc. (b).........  19,800    1,131,768
J.B. Hunt Transport Services, Inc. (b)  62,000    1,613,240
Jacobs Engineering Group, Inc. (b)....  26,000    1,172,600
JetBlue Airways Corp. (b).............  20,000    1,223,400
                                               ------------
                                                  8,458,648
                                               ------------

                                               Shares       Value
                                             ---------- ------------
Common Stocks, continued
Information Technology (32.1%)
Agere Systems, Inc. -- Class A (b)..........    360,000 $  1,105,200
Amdocs, Ltd. (b)............................     44,000      827,200
Amkor Technology, Inc. (b)..................     72,000    1,023,120
Analog Devices, Inc. (b)....................     28,500    1,083,570
ASML Holding N.V. (b).......................     85,000    1,116,050
ATI Technologies, Inc. (b)..................    171,000    2,539,349
Cognizant Technology Solutions Corp. (b)....     42,000    1,531,740
Cognos, Inc. (b)............................     46,000    1,426,920
Cypress Semiconductor Corp. (b).............    111,000    1,962,480
DoubleClick, Inc. (b).......................    122,000    1,313,940
Electronic Arts, Inc. (b)...................     12,500    1,152,875
Fair Issac Corp.............................     18,000    1,061,280
Flextronics International, Ltd. (b).........    115,000    1,630,700
International Rectifier Corp. (b)...........     36,000    1,347,840
Jabil Circuit, Inc. (b).....................     58,500    1,523,925
Juniper Networks, Inc. (b)..................     67,000      999,640
Lam Research Corp. (b)......................     87,000    1,927,050
Marvell Technology Group, Ltd. (b)..........     29,000    1,094,750
National Semiconductor Corp. (b)............     35,000    1,130,150
Network Appliance, Inc. (b).................     84,500    1,734,785
Seagate Technology..........................     45,000    1,224,000
SINA Corp. (b)..............................     45,000    1,608,750
Synopsys, Inc. (b)..........................     36,000    1,107,720
Teradyne, Inc. (b)..........................     57,500    1,069,500
UTStarcom, Inc. (b).........................     32,000    1,017,920
Zebra Technologies Corp. -- Class A (b).....     21,750    1,121,648
                                                        ------------
                                                          34,682,102
                                                        ------------
Materials (3.0%)
Freeport-McMoRan Copper & Gold, Inc. --
 Class B....................................     54,000    1,787,400
Inco, Ltd. (b)..............................     51,000    1,415,250
                                                        ------------
                                                           3,202,650
                                                        ------------
Telecommunication Services (2.2%)
Mobile Telesystems -- ADR...................     16,000    1,176,800
Nextel Communications, Inc. --
 Class A (b)................................     60,000    1,181,400
                                                        ------------
                                                           2,358,200
                                                        ------------
  Total Common Stocks                                    103,112,365
                                                        ------------
Investment Company (2.8%)
Federated Prime Cash Obligations Fund.......  2,968,896    2,968,896
                                                        ------------
Securities Held as Collateral for Securities
 on Loan (43.0%)
Pool of various securities for BB&T Funds --
 Note 3 -- Security Loans................... 46,374,937   46,374,937
                                                        ------------
Total Investments
 (Cost $128,998,349) (a) -- 141.3%                       152,456,198
Liabilities in excess of other
 assets -- (41.3)%..........................             (44,548,736)
                                                        ------------
Net Assets -- 100.0%........................            $107,907,462
                                                        ============

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                    Unrealized appreciation.... $24,482,209
                    Unrealized depreciation....  (1,024,360)
                                                -----------
                    Net unrealized appreciation $23,457,849
                                                ===========

(b)Represents non-income producing securities.

ADR -- American Depository Receipt

              See accompanying notes to the financial statements.

Small Company Value Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003


                                      Shares    Value
                                      ------ -----------
Common Stocks (94.8%)
Consumer Discretionary (15.4%)
American Eagle Outfitters, Inc. (b).. 24,865 $   369,494
BorgWarner, Inc......................  7,410     502,769
CEC Entertainment, Inc. (b).......... 14,858     582,434
Deb Shops, Inc....................... 32,284     592,410
M.D.C. Holdings, Inc.................  7,350     396,900
Michaels Stores, Inc.................  8,427     343,485
OshKosh B'Gosh, Inc. -- Class A...... 18,779     482,996
Payless ShoeSource, Inc. (b)......... 25,400     328,676
Polaris Industries, Inc..............  6,408     475,153
Stanley Furniture Company, Inc....... 19,137     583,870
Strattec Security Corp. (b).......... 13,950     664,856
The Nautilus Group, Inc.............. 24,496     309,140
The Talbots, Inc..................... 12,783     445,488
Visteon Corp......................... 60,000     396,000
Zale Corp. (b).......................  6,348     281,915
                                             -----------
                                               6,755,586
                                             -----------
Consumer Staples (1.0%)
Fresh Del Monte Produce, Inc......... 17,021     418,717
                                             -----------
Energy (7.3%)
Berry Petroleum Co................... 14,568     266,303
Cabot Oil & Gas Corp................. 19,644     510,744
Forest Oil Corp. (b)................. 23,606     565,364
Newfield Exploration Co. (b)......... 16,275     627,727
Oceaneering International, Inc. (b).. 12,112     284,874
Oil States International, Inc. (b)... 26,019     330,181
Teekay Shipping Corp................. 14,316     605,567
                                             -----------
                                               3,190,760
                                             -----------
Financials (27.3%)
AmerUs Group Co...................... 21,648     736,032
BRE Properties, Inc. -- Class A...... 14,870     490,413
CNA Surety Corp. (b)................. 76,040     764,202
Colonial BancGroup, Inc.............. 42,960     620,342
Dime Community Bancshares............ 22,955     527,965
Downey Financial Corp................ 11,780     550,479
First State Bancorp.................. 20,318     601,616
FirstFed Financial Corp. (b)......... 12,349     487,786
Getty Realty Corp....................  6,870     168,315
Heritage Property Investment Trust... 18,780     542,366
Hilb, Rogal & Hamilton Co............ 25,192     781,959
Hub International, Ltd............... 20,976     344,006
Innkeepers USA Trust................. 69,792     607,190
Investment Technology Group, Inc. (b) 22,110     424,070
IPC Holdings, Ltd.................... 16,950     593,250
Peoples Bancorp, Inc................. 26,534     710,050
Protective Life Corp................. 22,582     674,073
Providian Financial Corp. (b)........ 34,100     402,039
The Midland Co.......................  4,842     103,135
The Mills Corp....................... 15,944     627,396
The Phoenix Companies, Inc........... 46,500     537,075
Triad Guaranty, Inc. (b)............. 12,920     634,114
                                             -----------
                                              11,927,873
                                             -----------
Health Care (6.8%)
AMERIGROUP Corp. (b)................. 11,012     491,466
Analogic Corp........................  7,132     342,336
Invacare Corp........................ 15,504     582,640
Owens & Minor, Inc...................  8,743     210,706
Pediatrix Medical Group, Inc. (b)....  7,184     330,823

                                                     Shares    Value
                                                     ------ -----------
        Common Stocks, continued
        Health Care, continued
        Renal Care Group, Inc. (b).................. 12,388 $   423,050
        Sierra Health Services, Inc. (b)............ 27,505     565,228
                                                            -----------
                                                              2,946,249
                                                            -----------
        Industrials (20.9%)
        Briggs & Stratton Corp......................  8,362     491,351
        Curtiss-Wright Corp.........................  6,170     435,725
        EMCOR Group, Inc. (b)....................... 18,802     800,025
        Esterline Technologies Corp. (b)............ 29,400     567,126
        Gardner Denver, Inc. (b).................... 14,140     297,081
        Granite Construction, Inc................... 33,660     628,769
        Insituform Technologies, Inc. -- Class A (b) 43,232     767,800
        Kaydon Corp................................. 10,555     250,576
        Moog, Inc. -- Class A (b)................... 11,867     465,186
        Mueller Industries, Inc. (b)................ 19,135     486,986
        Oshkosh Truck Corp.......................... 15,520     614,747
        Regal-Beloit Corp........................... 16,438     335,335
        SPS Technologies, Inc. (b).................. 11,661     524,745
        The Genlyte Group, Inc. (b)................. 14,066     626,218
        The Gorman-Rupp Co..........................  6,740     152,391
        Universal Forest Products, Inc.............. 17,884     434,045
        USF Corp.................................... 25,950     816,648
        Woodward Governor Co........................ 10,132     442,870
                                                            -----------
                                                              9,137,624
                                                            -----------
        Information Technology (7.9%)
        Exar Corp. (b).............................. 28,912     408,527
        Helix Technology Corp....................... 13,475     220,586
        Imation Corp................................ 14,755     481,750
        Intersil Corp. -- Class A................... 14,530     345,814
        Ixia (b).................................... 30,320     328,032
        KEMET Corp. (b)............................. 22,288     283,949
        Perot Systems Corp. -- Class A (b).......... 22,400     224,000
        Rimage Corp. (b)............................ 31,720     426,634
        SBS Technologies, Inc. (b).................. 22,420     243,257
        ScanSource, Inc. (b)........................  4,390     160,411
        Synaptics, Inc. (b).........................  6,805      73,222
        Take-Two Interactive Software, Inc. (b).....  6,908     236,046
                                                            -----------
                                                              3,432,228
                                                            -----------
        Materials (4.0%)
        Cambrex Corp................................ 12,468     283,024
        Gibraltar Steel Corp........................ 14,518     319,977
        Glatfelter.................................. 22,545     265,580
        Minerals Technologies, Inc..................  7,768     395,391
        Spartech Corp............................... 21,640     460,932
                                                            -----------
                                                              1,724,904
                                                            -----------
        Utilities (4.2%)
        AGL Resources, Inc.......................... 11,910     335,505
        Nicor, Inc..................................  9,830     345,426
        The Empire District Electric Co............. 22,960     505,120
        The Laclede Group, Inc......................  6,168     166,598
        UIL Holdings Corp........................... 13,266     464,177
                                                            -----------
                                                              1,816,826
                                                            -----------
          Total Common Stocks                                41,350,767
                                                            -----------
        Exchange Traded Funds (1.8%)
        iShares Russell 2000 Index Fund.............  4,000     387,880
        iShares Russell 2000 Value Fund.............  2,900     401,824
                                                            -----------
          Total Exchange Traded Funds                           789,704
                                                            -----------

                                   Continued

Small Company Value Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003

                                                  Shares      Value
                                                 --------- -----------
Investment Company (3.8%)
Federated Prime Cash Obligations Fund........... 1,650,712 $ 1,650,712
                                                           -----------
Securities Held as Collateral for Securities on
 Loan (14.1%)
Pool of various securities for BB&T Funds --
  Note 3 -- Security Loans...................... 6,157,154   6,157,154
                                                           -----------
Total Investments
 (Cost $46,368,226) (a) -- 114.5%                           49,948,337
Liabilities in excess of other assets -- (14.5)%            (6,344,301)
                                                           -----------
Net Assets -- 100.0%............................           $43,604,036
                                                           ===========

--------
(a)Represents cost for financial reporting purposes, is the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                    Unrealized appreciation.... $4,270,782
                    Unrealized depreciation....   (690,671)
                                                ----------
                    Net unrealized appreciation $3,580,111
                                                ==========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

Small Company Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003

                                         Shares     Value
                                         ------- ------------
Common Stocks (96.1%)
Consumer Discretionary (16.2%)
Aaron Rents, Inc........................  70,000 $  1,466,500
Aeropostale, Inc. (b)...................  52,000    1,406,600
Ashworth, Inc. (b)...................... 101,150      700,970
Beazer Homes USA, Inc. (b)..............  15,000    1,266,000
Catalina Marketing Corp. (b)............  70,000    1,063,300
Fossil, Inc. (b)........................  60,000    1,453,800
Jacuzzi Brands, Inc. (b)................ 145,000      899,000
Jos. A. Bank Clothiers, Inc. (b)........  30,000    1,319,100
Multimedia Games, Inc. (b)..............  60,000    2,183,400
Overstock.com, Inc. (b)................. 130,000    1,935,960
RARE Hospitality International, Inc. (b)  59,850    1,490,864
Sharper Image Corp. (b).................  52,000    1,199,120
Sonic Solutions (b)..................... 195,000    2,716,349
Urban Outfitters, Inc. (b)..............  60,000    1,563,600
Vans, Inc. (b).......................... 125,000    1,362,500
Wolverine World Wide, Inc...............  65,000    1,261,000
                                                 ------------
                                                   23,288,063
                                                 ------------
Consumer Staples (3.5%)
Central Garden & Pet Co. (b)............  40,000    1,044,800
Performance Food Group Co. (b)..........  44,000    1,791,240
USANA Health Sciences, Inc. (b).........  46,000    2,219,500
                                                 ------------
                                                    5,055,540
                                                 ------------
Energy (2.9%)
Patina Oil & Gas Corp...................  45,000    1,630,800
Rowan Cos., Inc. (b)....................  55,000    1,351,900
TETRA Technologies, Inc. (b)............  59,250    1,221,735
                                                 ------------
                                                    4,204,435
                                                 ------------
Financials (8.4%)
Dime Community Bancshares...............  60,000    1,380,000
Downey Financial Corp...................  40,000    1,869,200
Harbor Florida Bancshares, Inc..........  55,100    1,468,966
HealthExtras, Inc. (b)..................  93,600      805,896
Hilb, Rogal & Hamilton Co...............  62,000    1,924,480
Prosperity Bancshares, Inc..............  71,200    1,517,272
Southwest Bancorporation of Texas, Inc..  52,500    1,916,775
The South Financial Group, Inc..........  49,000    1,219,610
                                                 ------------
                                                   12,102,199
                                                 ------------
Health Care (20.6%)
Angiotech Pharmaceuticals, Inc. (b).....  43,000    1,876,950
Antigenics, Inc. (b).................... 105,000    1,281,000
ArthroCare Corp. (b)....................  91,100    1,623,402
AtheroGenics, Inc. (b)..................  97,000    1,623,780
Bentley Pharmaceuticals, Inc. (b)....... 100,200    1,628,250
BiolAse Technology, Inc. (b)............ 100,000    1,141,000
Cardiac Science, Inc. (b)............... 390,000    1,622,400
CardioDynamics International Corp. (b).. 297,000    1,333,530
Celgene Corp. (b).......................  40,000    1,733,200
Digene Corp. (b)........................  50,000    2,043,000
Genta, Inc. (b)......................... 110,000    1,393,700
Impax Laboratories, Inc. (b)............ 120,000    1,501,200
Integra LifeSciences Holdings (b).......  55,000    1,555,950
Interpore International, Inc. (b).......  76,500    1,175,040
Inveresk Research Group, Inc. (b).......  83,100    1,649,535
Medarex, Inc. (b)....................... 140,000      830,200

                                           Shares     Value
                                           ------- ------------
Common Stocks, continued
Health Care, continued
Medical Resources, Inc. (b)...............     269 $         --
Neurocrine Biosciences, Inc. (b)..........  28,500    1,411,320
Noven Pharmaceuticals, Inc. (b)...........  18,200      207,480
SFBC International, Inc. (b)..............  55,000    1,563,760
The Medicines Co. (b).....................  40,000    1,040,000
Thoratec Corp. (b)........................  76,000    1,291,240
                                                   ------------
                                                     29,525,937
                                                   ------------
Industrials (7.2%)
Atlantic Coast Airlines Holdings, Inc. (b) 150,000    1,276,500
Engineered Support Systems, Inc...........  29,100    1,760,550
FTI Consulting, Inc. (b)..................  43,650      757,328
Gen-Probe, Inc. (b).......................  28,000    1,516,760
II-VI, Inc. (b)...........................  52,000    1,039,480
Kroll, Inc. (b)...........................  65,000    1,209,000
UTI Worldwide, Inc........................  39,000    1,190,670
Yellow Corp. (b)..........................  50,000    1,494,000
                                                   ------------
                                                     10,244,288
                                                   ------------
Information Technology (34.6%)
02Micro International, Ltd. (b)...........  85,000    1,228,250
Activision, Inc. (b)......................  60,000      717,000
Altiris, Inc. (b).........................  81,000    2,128,680
Applied Micro Circuits Corp. (b).......... 195,000      949,650
Artisan Components, Inc. (b)..............  70,000    1,176,700
AsiaInfo Holdings, Inc. (b)............... 134,000      903,160
Atari, Inc. (b)........................... 337,300    1,379,557
Avid Technology, Inc. (b).................  30,000    1,585,200
Axcelis Technologies, Inc. (b)............ 100,000      826,000
Cognizant Technology Solutions Corp. (b)..  45,000    1,641,150
Digital Insight Corp. (b).................  70,000    1,393,000
Digital River, Inc. (b)...................  70,000    1,914,500
EPIQ Systems, Inc. (b)....................  47,800      810,688
GlobespanVirata, Inc. (b)................. 220,000    1,588,400
Itron, Inc. (b)...........................  50,000    1,003,500
Komag, Inc. (b)...........................  24,400      427,488
Kronos, Inc. (b)..........................  31,500    1,666,665
Lexar Media, Inc. (b)..................... 110,000    1,874,400
Macromedia, Inc. (b)......................  75,000    1,855,500
Netease.com, Inc. (b).....................  36,000    2,009,520
Network Associates, Inc. (b)..............  80,000    1,100,800
NYFIX, Inc. (b)........................... 140,000      784,000
Packeteer, Inc. (b)....................... 110,000    1,325,500
RealNetworks, Inc. (b).................... 259,000    1,696,450
Red Hat, Inc. (b)......................... 140,000    1,414,000
Semtech Corp. (b).........................  60,000    1,107,600
Siliconix, Inc. (b).......................  26,550    1,333,871
SINA Corp. (b)............................  45,000    1,608,750
Sohu.com, Inc. (b)........................  45,300    1,408,830
SupportSoft, Inc. (b).....................  97,000    1,085,430
Sycamore Networks, Inc. (b)............... 150,000      735,000
Take-Two Interactive Software, Inc. (b)...  88,000    3,006,960
Trimble Navigation, Ltd. (b)..............  32,900      761,635
United Online, Inc. (b)...................  45,000    1,562,400
Varian Semiconductor Equipment Associates,
 Inc. (b).................................  60,000    2,247,000
Websense, Inc. (b)........................  68,600    1,459,122
                                                   ------------
                                                     49,716,356
                                                   ------------

                                   Continued

Small Company Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003

                                  Shares    Value
                                  ------ ------------
Common Stocks, continued
Materials (1.7%)
Royal Gold, Inc.................. 65,000 $  1,189,500
Symyx Technologies, Inc. (b)..... 55,000    1,184,700
                                         ------------
                                            2,374,200
                                         ------------
Telecommunication Services (1.0%)
Golden Telecom, Inc. (b)......... 50,000    1,367,000
                                         ------------
  Total Common Stocks                     137,878,018
                                         ------------

                                               Shares       Value
                                             ---------- ------------
Investment Company (2.8%)
Federated Prime Cash Obligations Fund.......  4,079,979 $  4,079,979
                                                        ------------
Securities Held as Collateral for Securities
 on Loan (34.1%)
Pool of various securities for BB&T Funds --
 Note 3 -- Security Loans................... 48,913,907   48,913,907
                                                        ------------
Total Investments
 (Cost $170,325,088) (a) -- 133.0%                       190,871,904
Liabilities in excess of other
 assets -- (33.0)%..........................             (47,335,492)
                                                        ------------
Net Assets -- 100.0%........................            $143,536,412
                                                        ============

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                    Unrealized appreciation.... $23,634,379
                    Unrealized depreciation....  (3,087,563)
                                                -----------
                    Net unrealized appreciation $20,546,816
                                                ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

Special Opportunities Equity Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003



                                               Shares    Value
                                               ------- ----------
Common Stocks (90.7%)
Commercial Services (9.7%)
Cendant Corp. (b).............................  80,700 $1,508,283
Central Parking Corp..........................  71,900    880,775
ChoicePoint, Inc. (b).........................  44,760  1,499,460
                                                       ----------
                                                        3,888,518
                                                       ----------
Consumer Discretionary (24.5%)
Anheuser-Busch Cos., Inc......................  29,200  1,440,728
Costco Wholesale Corp. (b)....................  46,391  1,441,832
Fox Entertainment Group, Inc. (b).............  50,000  1,399,500
Hain Celestial Group, Inc. (b)................  81,218  1,472,482
Smithfield Foods, Inc. (b)....................  72,800  1,397,760
Target Corp...................................  35,900  1,350,917
YUM! Brands, Inc. (b).........................  46,450  1,375,849
                                                       ----------
                                                        9,879,068
                                                       ----------
Energy (7.4%)
Apache Corp...................................  21,700  1,504,678
XTO Energy, Inc...............................  70,400  1,477,696
                                                       ----------
                                                        2,982,374
                                                       ----------
Financials (14.1%)
Allstate Corp.................................  37,700  1,377,181
LaBranche and Co., Inc........................ 100,010  1,460,146
MBIA, Inc.....................................  24,700  1,357,759
Wells Fargo & Co..............................  28,500  1,467,750
                                                       ----------
                                                        5,662,836
                                                       ----------
Health Care (14.4%)
Laboratory Corporation of America Holdings (b)  51,200  1,469,440
Manor Care, Inc...............................  50,200  1,506,000
MedCath Corp. (b)............................. 129,347  1,337,448

                                                Shares or
                                                Principal
                                                 Amount       Value
                                                ---------- -----------
Common Stocks, continued
Health Care, continued
STERIS Corp. (b)...............................     64,202 $ 1,477,930
                                                           -----------
                                                             5,790,818
                                                           -----------
Industrials (3.7%)
L-3 Communications Holdings, Inc. (b)..........     34,500   1,492,125
                                                           -----------
Information Technology (10.6%)
AVX Corp.......................................    113,200   1,549,708
Comcast Corp. -- Class A (b)...................     48,800   1,506,944
Internet Security Systems, Inc. (b)............     96,440   1,205,500
                                                           -----------
                                                             4,262,152
                                                           -----------
Insurance (6.3%)
Coventry Health Care, Inc. (b).................     28,300   1,492,542
Markel Corp. (b)...............................      3,910   1,043,970
                                                           -----------
                                                             2,536,512
                                                           -----------
  Total Common Stocks                                       36,494,403
                                                           -----------
U.S. Treasury Bills (2.5%)
0.87%, 10/9/03*................................ $1,000,000     999,849
                                                           -----------
U.S. Treasury Notes (2.5%)
2.75%, 10/31/03................................    995,000     996,438
                                                           -----------
Investment Companies (4.5%)
Federated Prime Cash Obligations Fund..........  1,769,272   1,769,272
Federated Government Obligations Fund..........     57,059      57,059
                                                           -----------
  Total Investment Companies                                 1,826,331
                                                           -----------
Total Investments
 (Cost $38,915,267) (a) -- 100.2%                           40,317,021
Liabilities in excess of other assets -- (0.2)%                (85,647)
                                                           -----------
Net Assets -- 100%.............................            $40,231,374
                                                           ===========

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                    Unrealized appreciation.... $2,059,533
                    Unrealized depreciation....   (657,779)
                                                ----------
                    Net unrealized appreciation $1,401,754
                                                ==========

(b)Represents non-income producing securities.
* Discount note. Rate disclosed represents the effective yield at the time of purchase.

              See accompanying notes to the financial statements.

International Equity Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003

                                           Shares     Value
                                           ------- -----------
Common Stocks (99.5%)
Australia (4.0%)
Banks (2.2%)
Australia & New Zeland Banking Group, Ltd.  87,372 $ 1,061,522
Westpac Banking Corp...................... 283,932   3,113,306
                                                   -----------
                                                     4,174,828
                                                   -----------
Gas -- Distribution  (0.2%)
Australian Gas Light Company Ltd..........  48,173     346,275
                                                   -----------
Media (0.4%)
News Corporation Ltd...................... 123,332     836,442
                                                   -----------
Metals & Mining (0.3%)
Rio Tinto PLC.............................  28,509     634,270
                                                   -----------
Property & Casualty Insurance (0.8%)
QBE Insurance Group Ltd................... 212,006   1,429,223
                                                   -----------
Specialty Retail & Food Products (0.1%)
Woolworths Ltd............................  30,228     239,789
                                                   -----------
                                                     7,660,827
                                                   -----------
Belgium (1.2%)
Banking & Insurance Services (1.2%)
Fortis.................................... 133,764   2,275,871
                                                   -----------
Brazil (0.8%)
Oil & Gas (0.2%)
Petroleo Brasileiro SA -- ADR.............  20,200     463,186
                                                   -----------
Telecommunications (0.6%)
Tele Norte Leste Participacoes SA -- ADR..  72,300   1,007,862
                                                   -----------
                                                     1,471,048
                                                   -----------
Finland (2.4%)
Diversified Financial Services (0.3%)
Sampo, Oyj................................  73,000     590,834
                                                   -----------
Paper & Related Products (0.8%)
UPM -- Kymmene, Oyj.......................  90,500   1,516,588
                                                   -----------
Telecommunications (1.3%)
Nokia, Oyj................................ 162,600   2,503,284
                                                   -----------
                                                     4,610,706
                                                   -----------
France (10.8%)
Banks (1.4%)
BNP Paribas SA............................  55,487   2,720,392
                                                   -----------
Building Products (0.4%)
Compagnie de Saint-Gobain.................  21,469     789,304
                                                   -----------
Computer Services (0.7%)
Cap Gemini SA (b).........................  34,285   1,421,387
                                                   -----------
Oil & Gas (2.6%)
Total SA..................................  33,992   5,130,266
                                                   -----------
Pharmaceuticals (3.6%)
Aventis SA................................  81,306   4,218,212
Sanofi-Synthelabo SA......................  43,578   2,649,085
                                                   -----------
                                                     6,867,297
                                                   -----------
Real Estate (0.6%)
Unibail...................................  13,931   1,095,076
                                                   -----------
Telecommunications (0.9%)
France Telecom SA (b).....................  72,061   1,657,393
                                                   -----------
Water (0.6%)
Suez SA...................................  68,202   1,082,558
                                                   -----------
                                                    20,763,673
                                                   -----------

                                              Shares     Value
                                              ------- -----------
Common Stocks, continued
Germany (1.2%)
Diversified -- Chemicals (0.3%)
Bayer AG.....................................  22,639 $   487,739
                                                      -----------
Machinery & Equipment (0.6%)
Linde AG.....................................  32,790   1,344,133
                                                      -----------
Multi-Line Insurance (0.3%)
Allianz AG...................................   6,394     559,949
                                                      -----------
                                                        2,391,821
                                                      -----------
Great Britain (30.3%)
Aerospace & Defense (0.6%)
Rolls-Royce Group PLC........................ 447,173   1,196,122
                                                      -----------
Banks (4.9%)
Barclays PLC................................. 445,792   3,419,900
HSBC Holdings PLC............................ 124,716   1,644,157
Royal Bank of Scotland Group PLC............. 160,503   4,079,893
                                                      -----------
                                                        9,143,950
                                                      -----------
Beverages -- Wine/Spirits (1.6%)
Allied Domecq PLC............................  92,581     582,955
Diageo PLC................................... 228,911   2,470,131
                                                      -----------
                                                        3,053,086
                                                      -----------
Diversified Chemicals (0.5%)
BOC Group PLC................................  63,592     872,683
                                                      -----------
Diversified Operations/Commercial (0.9%)
Rentokil Initial PLC......................... 511,429   1,811,960
                                                      -----------
Diversified Operations/Manufacturing (0.2%)
Invensys PLC................................. 977,269     462,736
                                                      -----------
Diversified Telecommunication Services (0.5%)
BT Group PLC................................. 339,802   1,016,185
                                                      -----------
Electric -- Distribution (2.2%)
National Grid Transco PLC.................... 334,605   2,143,044
Scottish & Southern Energy PLC............... 196,445   1,984,352
                                                      -----------
                                                        4,127,396
                                                      -----------
Electronics & Furniture Retail (0.4%)
Kesa Electricals PLC (b)..................... 196,365     726,701
                                                      -----------
Electronic Parts -- Distribution (0.7%)
ARM Holdings PLC (b)......................... 247,081     402,290
Electrocomponents PLC........................ 180,619     964,759
                                                      -----------
                                                        1,367,049
                                                      -----------
Food Service -- Catering (0.6%)
Compass Group PLC............................ 193,931   1,118,023
                                                      -----------
Gas -- Distribution (0.6%)
Centrica PLC................................. 382,117   1,152,251
                                                      -----------
Media (0.4%)
Carlton Communications PLC................... 279,388     749,643
                                                      -----------
Metals & Mining (0.7%)
Rio Tinto PLC................................  63,328   1,349,885
                                                      -----------
Oil & Gas (4.6%)
BP PLC....................................... 826,050   5,668,011
Shell Transport & Trading Company PLC........ 516,491   3,187,835
                                                      -----------
                                                        8,855,846
                                                      -----------
Pharmaceuticals (3.8%)
GlaxoSmithKline PLC.......................... 244,351   5,070,500
AstraZeneca Group PLC........................  53,098   2,242,477
                                                      -----------
                                                        7,312,977
                                                      -----------

                                   Continued

International Equity Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003

                                            Shares      Value
                                           --------- -----------
Common Stocks, continued
Great Britain, continued
Retail -- Building (0.9%)
Kingfisher PLC............................   415,142 $ 1,800,161
                                                     -----------
Retail -- Food (1.6%)
Tesco PLC.................................   774,389   3,100,633
                                                     -----------
Telecommunications (2.9%)
Vodafone Group PLC........................ 2,822,709   5,627,578
                                                     -----------
Tobacco (1.7%)
Gallaher Group PLC........................   333,953   3,143,109
                                                     -----------
                                                      57,987,974
                                                     -----------
Hong Kong (0.6%)
Real Estate (0.6%)
Cheung Kong, Ltd..........................   144,000   1,138,976
                                                     -----------
Ireland (2.6%)
Banking & Finance (1.8%)
Bank of Ireland...........................   296,301   3,540,288
                                                     -----------
Building & Construction (0.8%)
CRH PLC...................................    83,850   1,495,960
                                                     -----------
                                                       5,036,248
                                                     -----------
Israel (0.3%)
Pharmaceuticals (0.3%)
Teva Pharmaceutical Industries Ltd. -- ADR     9,500     542,925
                                                     -----------
Italy (3.0%)
Banking & Finance (0.9%)
UniCredito Italiano S.p.A.................   358,623   1,695,596
                                                     -----------
Multi-Line Insurance (0.5%)
Assicurazioni Generali S.p.A..............    46,313   1,045,237
                                                     -----------
Oil & Gas (1.6%)
Eni S.p.A.................................   197,115   3,011,699
                                                     -----------
                                                       5,752,532
                                                     -----------
Japan (17.8%)
Air & Heating Products (0.3%)
Daikin Industries, Ltd....................    25,000     500,157
                                                     -----------
Automobiles & Trucks (3.2%)
Toyota Motor Corp.........................   104,300   3,062,292
Honda Motor Co., Ltd......................    76,300   3,052,956
                                                     -----------
                                                       6,115,248
                                                     -----------
Banks (0.8%)
Sumitomo Mitsui Financial Group, Inc......       138     555,879
Mitsubishi Tokyo Financial Group, Inc.....       144     908,741
                                                     -----------
                                                       1,464,620
                                                     -----------
Building -- Residential/Commercial (0.6%)
Sekisui House, Ltd........................   126,000   1,139,149
                                                     -----------
Cosmetics & Toiletries (1.1%)
Kao Corp..................................    95,000   2,006,893
                                                     -----------
Diversified Chemicals (0.6%)
Sumitomo Chemical Company, Ltd............   300,000   1,092,960
                                                     -----------
Electronic Components (1.3%)
Murata Manufacturing Company, Ltd.........    12,600     649,653
Rohm Company, Ltd.........................    14,400   1,869,042
                                                     -----------
                                                       2,518,695
                                                     -----------
Electronic Equipment (0.5%)
Sony Corp.................................    14,900     520,163
Keyence Corp..............................     2,000     424,652
                                                     -----------
                                                         944,815
                                                     -----------

                                               Shares     Value
                                               ------- -----------
Common Stocks, continued
Japan, continued
Finance & Consumer Loans (0.8%)
AIFUL Corp....................................  16,650 $ 1,004,529
Takefuji Corp.................................   8,460     541,458
                                                       -----------
                                                         1,545,987
                                                       -----------
Machinery (0.2%)
Toyota Industries Corp........................  21,500     404,153
                                                       -----------
Office Equipment (0.7%)
Canon, Inc....................................  29,000   1,417,357
                                                       -----------
Optical Supplies (0.4%)
Hoya Corp.....................................  10,300     797,520
                                                       -----------
Pharmaceuticals (1.5%)
Takeda Chemical Industries, Ltd...............  78,000   2,841,695
                                                       -----------
Photographic Products (1.2%)
Fuji Photo Film Co., Ltd......................  78,000   2,290,113
                                                       -----------
Property/Casualty Insurance (1.0%)
Sompo Japan Insurance, Inc.................... 278,000   2,010,688
                                                       -----------
Real Estate (0.2%)
Mitsui Fudosan Company, Ltd...................  44,000     389,921
                                                       -----------
Telecommunications (1.0%)
Nippon Telegraph & Telephone Corp.............     425   1,924,988
                                                       -----------
Toys (1.4%)
Nintendo Company, Ltd.........................  32,300   2,706,244
                                                       -----------
Trading Companies & Distributors (0.6%)
Mitsubishi Corp............................... 143,000   1,225,001
                                                       -----------
Transportation (0.4%)
West Japan Railway Co.........................     211     810,267
                                                       -----------
                                                        34,146,471
                                                       -----------
Mexico (0.4%)
Brewery (0.2%)
Fomento Economico Mexicano SA -- ADR..........   9,600     366,240
                                                       -----------
Building & Construction (0.2%)
Cemex SA -- ADR...............................  13,738     342,763
                                                       -----------
                                                           709,003
                                                       -----------
Netherlands (7.5%)
Air Freight & Logistics (1.3%)
TPG NV........................................ 132,903   2,511,953
                                                       -----------
Banking & Finance (1.0%)
ABN AMRO Holding NV........................... 103,087   1,902,792
                                                       -----------
Chemicals (0.1%)
Akzo Nobel NV.................................   4,066     126,758
                                                       -----------
Electronics (1.0%)
Koninklijke (Royal) Philips Electronics NV (b)  80,143   1,816,212
                                                       -----------
Publishing (4.1%)
Reed Elsevier NV.............................. 277,278   3,132,170
VNU NV........................................ 107,641   3,155,142
Wolters Kluwer NV............................. 113,045   1,621,886
                                                       -----------
                                                         7,909,198
                                                       -----------
                                                        14,266,913
                                                       -----------
Portugal (0.6%)
Electric Integrated (0.2%)
Electricidade de Portugal SA.................. 171,166     392,683
                                                       -----------
Telecommunications (0.4%)
Portugal Telecom SGPS, SA.....................  99,036     783,107
                                                       -----------
                                                         1,175,790
                                                       -----------

                                   Continued

International Equity Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003


                                        Shares     Value
                                        ------- ------------
Common Stocks, continued
Russia (0.4%)
Oil Comp-Intergrated (0.4%)
LUKOIL -- ADR..........................   9,100 $    748,748
                                                ------------
Singapore (0.5%)
Banks (0.5%)
DBS Group Holdings, Ltd................ 139,193    1,038,784
                                                ------------
South Korea (1.7%)
Banks (0.4%)
Kookmin Bank -- ADR....................  21,200      697,480
                                                ------------
Electronic Products (0.5%)
Samsung Electronics Company Ltd. -- GDR   6,920    1,179,255
                                                ------------
Steel (0.5%)
POSCO..................................   7,550      866,496
                                                ------------
Telecommunications (0.3%)
SK Telecom Company, Ltd. -- ADR........  30,100      536,984
                                                ------------
                                                   3,280,215
                                                ------------
Spain (2.5%)
Banking & Finance (1.8%)
Banco Bilbao Vizcaya Argentaria SA (b). 220,352    2,273,573
Banco Santander Central Hispano SA..... 131,019    1,110,769
                                                ------------
                                                   3,384,342
                                                ------------
Telecommunications (0.7%)
Telefonica, SA......................... 120,305    1,420,626
                                                ------------
                                                   4,804,968
                                                ------------
Sweden (3.3%)
Banking & Finance (1.4%)
Nordea AB.............................. 310,500    1,770,180
Svenska Handelsbanken AB -- Class A....  59,900    1,018,286
                                                ------------
                                                   2,788,466
                                                ------------
Paper & Related Products (1.2%)
Svenska Cellulosa AB -- Class B........  61,000    2,208,031
                                                ------------
Tobacco (0.7%)
Swedish Match AB -- Class B............ 176,000    1,342,400
                                                ------------
                                                   6,338,897
                                                ------------

                                        Shares or
                                        Principal
                                         Amount        Value
                                       ----------- ------------
Common Stocks, continued
Switzerland (7.6%)
Building Matierals/Services (0.5%)
Holcim Ltd............................      24,195 $    974,689
                                                   ------------
Chemicals -- Specialty (0.5%)
Givaudan SA...........................       2,270      960,874
                                                   ------------
Commercial Services & Supplies (1.1%)
Adecco SA.............................      42,710    2,110,274
                                                   ------------
Food Products (3.3%)
Nestle SA.............................      26,711    6,158,942
                                                   ------------
Insurance (0.4%)
Swiss Re..............................      13,223      840,080
                                                   ------------
Pharmaceuticals (1.8%)
Novartis AG...........................      31,658    1,224,992
Roche Holding AG......................      26,933    2,233,199
                                                   ------------
                                                      3,458,191
                                                   ------------
                                                     14,503,050
                                                   ------------
  Total Common Stocks                               190,645,440
                                                   ------------
Convertible Bonds (0.6%)
Japan (0.6%)
Finance (0.6%)
SMFG Finance, Ltd., 2.25%, 7/11/05 (c) $81,000,000    1,099,371
                                                   ------------
Rights (0.0%)
France (0.0%)
Multi-Line Insurance (0.0%)
AXA SA................................      36,616        1,706
                                                   ------------
Total Investments
 (Cost $172,805,181) (a) -- 100.1%....              191,746,517
Liabilities in excess of other
 assets -- (0.1)%.....................                 (256,613)
                                                   ------------
Net Assets -- 100.0%..................             $191,489,904
                                                   ============

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                    Unrealized appreciation.... $20,001,209
                    Unrealized depreciation....  (1,059,873)
                                                -----------
                    Net unrealized appreciation $18,941,336
                                                ===========

(b)Represents non-income producing securities.
(c)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities to be liquid.

ADR -- American Depository Receipt.
GDR -- Global Depository Reciept.
PLC -- Public Limited Company.

                                   Continued

International Equity Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003


   At September 30, 2003 the Fund's foreign currency exchange contracts were as follows:

                                                              Unrealized
                            Delivery   Contract    Fair      Appreciation
Currency                      Date      Value      Value    (Depreciation)
--------                   ---------- ---------- ---------- --------------
Short
  British Sterling Pound.. 12/17/2003 $5,570,092 $5,897,970   $(327,878)
  British Sterling Pound.. 12/17/2003  1,032,668  1,079,910     (47,242)
  British Sterling Pound.. 12/17/2003    826,350    830,700      (4,350)
  British Sterling Pound.. 12/17/2003    990,552    996,840      (6,288)
                                      ---------- ----------   ---------
   Total Short Contracts..            $8,419,662 $8,805,420   $(385,758)
                                      ========== ==========   =========

              See accompanying notes to the financial statements.

Short U.S. Government Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003


                                              Principal
                                               Amount       Value
                                             ----------- ------------
Corporate Bonds (9.8%)
Building/Construction Products (1.5%)
Vulcan Materials Co., 5.75%, 4/1/04......... $ 3,000,000 $  3,061,968
                                                         ------------
Department Stores (1.4%)
WAL-MART Stores, 1.09%, 2/22/05*............   3,000,000    2,998,683
                                                         ------------
Financial Services (5.9%)
BP Capital Markets PLC, 2.625%, 3/15/07.....   3,000,000    3,017,949
Citigroup, Inc., 1.21%, 2/7/05*.............   3,000,000    3,000,537
General Electric Capital Corp.,
 5.375%, 3/15/07............................   2,000,000    2,173,360
Lehman Brothers Holdings, 4.00%, 1/22/08....   1,000,000    1,029,526
Verizon Global Funding Corp.,
 6.75%, 12/1/05.............................   3,000,000    3,304,929
                                                         ------------
                                                           12,526,301
                                                         ------------
Foreign Government (1.0%)
Canada (1.0%)
Province of Ontario, 2.35%, 6/30/06.........   2,000,000    2,008,650
                                                         ------------
  Total Corporate Bonds                                    20,595,602
                                                         ------------
Mortgage-Backed Securities (31.2%)
Federal Home Loan Mortgage Corp. (13.2%)
4.00%, 12/15/04, Series 2672, Class -- HC,
 CMO........................................   1,549,450    1,559,619
5.00%, 12/1/08, Pool # M80714...............   1,980,873    2,028,895
4.50%, 12/1/09, Pool # M80791...............   7,740,248    7,875,842
4.50%, 1/1/10, Pool # M80792................   3,921,824    3,991,850
4.00%, 3/1/10, Pool # M80806................   4,546,848    4,562,086
6.50%, 5/1/13, Pool # E00548................     843,245      888,108
6.00%, 9/1/16, Pool # E01049................   2,195,309    2,285,579
5.50%, 3/15/26, Series 2478, Class -- ES,
 CMO........................................   4,624,281    4,664,423
                                                         ------------
                                                           27,856,402
                                                         ------------
Federal National Mortgage Assoc. (18.0%)
3.50%, 3/25/09, Series 2003-92, Class -- PA,
 CMO........................................   5,000,000    5,094,890
4.50%, 12/25/09, Series 2003-56, Class --
  KC, CMO...................................   2,403,282    2,424,530
4.50%, 1/1/10, Pool # 254626................   3,856,145    3,919,720
2.00%, 1/25/11, Series 2003-83, Class -- AP,
 CMO........................................   5,127,061    5,099,533
6.50%, 8/1/13, Pool # 251901................   2,038,489    2,155,480
6.00%, 3/1/16, Pool # 253702................   1,538,258    1,606,020
6.00%, 4/1/16, Pool # 535846................   1,420,272    1,482,837
6.50%, 4/1/16, Pool # 253706................   2,429,869    2,567,402
6.00%, 8/1/16, Pool # 545125................   1,022,180    1,066,989
5.00%, 11/1/17, Pool # 254510...............   3,593,316    3,680,214
5.00%, 12/1/17, Pool # 254545...............   3,787,208    3,878,795
4.50%, 3/1/18, Pool # 555292................   4,621,508    4,663,572
                                                         ------------
                                                           37,639,982
                                                         ------------
  Total Mortgage-Backed Securities                         65,496,384
                                                         ------------

                                              Shares or
                                              Principal
                                               Amount        Value
                                             ----------- ------------
U.S. Government Agencies (39.8%)
Federal Home Loan Bank (6.8%)
4.75%, 6/28/04, Series 217.................. $ 7,000,000 $  7,182,357
4.625%, 4/15/05, Series 306.................   2,000,000    2,099,050
2.00%, 6/10/05, Series E805, Callable
 12/10/03 @ 100.............................   5,000,000    5,007,890
                                                         ------------
                                                           14,289,297
                                                         ------------
Federal Home Loan Mortgage Corp. (15.3%)
5.00%, 5/15/04..............................   4,000,000    4,095,664
3.00%, 7/15/04..............................   6,000,000    6,084,012
4.25%, 6/15/05..............................   4,000,000    4,186,084
2.875%, 9/15/05.............................   3,000,000    3,071,745
3.125%, 8/25/06, Callable 8/25/04 @ 100.....   5,000,000    5,077,190
4.875%, 3/15/07.............................   6,000,000    6,474,486
4.00%, 9/13/07, Callable 9/13/04 @ 100......   2,000,000    2,053,966
3.90%, 10/3/07, Series MTN, Callable
 10/3/03 @ 100..............................   1,000,000    1,000,155
                                                         ------------
                                                           32,043,302
                                                         ------------
Federal National Mortgage Assoc. (16.3%)
1.00%, 10/9/03**............................   7,000,000    6,998,397
5.625%, 5/14/04.............................   7,000,000    7,191,849
5.75%, 6/15/05..............................   5,000,000    5,363,200
7.00%, 7/15/05..............................     450,000      493,535
2.75%, 8/11/06, Callable 8/11/04 @ 100......   4,000,000    4,028,156
4.75%, 1/2/07...............................   5,000,000    5,336,780
6.625%, 10/15/07............................   4,000,000    4,574,676
                                                         ------------
                                                           33,986,593
                                                         ------------
Student Loan Marketing Assoc. (1.4%)
1.28%, 4/25/06, Series MTN*.................   3,000,000    2,999,391
                                                         ------------
  Total U.S. Government Agencies                           83,318,583
                                                         ------------
U.S. Treasury Notes (18.5%)
2.75%, 10/31/03.............................   6,500,000    6,509,393
2.25%, 7/31/04..............................   9,000,000    9,088,947
2.125%, 10/31/04............................  11,000,000   11,122,892
2.00%, 5/15/06..............................  10,000,000   10,069,140
3.875%, 1/15/09.............................   1,681,950    1,921,365
                                                         ------------
  Total U.S. Treasury Notes                                38,711,737
                                                         ------------
Investment Company (0.3%)
Federated Government Obligations Fund.......     539,029      539,029
                                                         ------------
Securities Held as Collateral for Securities on
 Loan (45.3%)
Pool of various securities for BB&T Funds --
 Note 3 -- Security Loans...................  95,024,780   95,024,780
                                                         ------------
Total Investments
 (Cost $301,556,316) (a) -- 144.9%                        303,686,115
Liabilities in excess of other assets --
  (44.9)%...................................              (94,087,373)
                                                         ------------
Net Assets -- 100.0%........................             $209,598,742
                                                         ============

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                   Unrealized appreciation....... $2,428,903
                   Unrealized depreciation.......   (299,104)
                                                  ----------
                   Net unrealized appreciation... $2,129,799
                                                  ==========

* The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The rate reflected is the rate in effect as of September 30, 2003. The maturity date reflected is the final maturity date.
**Discount note. Rate disclosed represents the effective yield at the time of purchase.
CMO -- Collateralized Mortgage Obligation.

              See accompanying notes to the financial statements.

Intermediate U.S. Government Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003


                                             Principal
                                              Amount       Value
                                             ---------- ------------
Asset Backed Securities (0.8%)
Utilities (0.8%)
PSE&G Transition Funding LLC., Series
 2001-1, Class-A2, 5.74%, 3/15/07            $3,378,580 $  3,503,970
                                                        ------------
Corporate Bonds (11.9%)
Banking & Financial Services (6.1%)
AIG SunAmerica Global Financial,
 5.85%, 8/1/08 (b)..........................  5,000,000    5,555,980
Bank of America Corp., 7.125%, 9/15/06......  1,000,000    1,135,420
Bank of America Corp., 7.40%, 1/15/11.......  3,000,000    3,563,640
Citigroup, Inc., 7.25%, 10/1/10.............  4,000,000    4,737,916
Fleet Boston Financial Corp.,
 3.85%, 2/15/08.............................  4,170,000    4,278,416
General Electric Capital Corp.,
 5.375%, 3/15/07............................  3,000,000    3,260,040
General Electric Capital Corp., Series MTNA,
 6.50%, 12/10/07............................    300,000      340,243
Goldman Sachs Group, Inc.,
 4.125%, 1/15/08............................  1,500,000    1,551,714
Mercantile Bankshares, Series B,
 4.625%, 4/15/13............................  1,150,000    1,147,168
Morgan Stanley Dean Witter,
 6.10%, 4/15/06.............................  2,000,000    2,184,548
Morgan Stanley Dean Witter, 5.30%, 3/1/13...  1,000,000    1,033,370
                                                        ------------
                                                          28,788,455
                                                        ------------
Brewery (0.5%)
Anheuser-Busch Cos., Inc.,
 5.375%, 9/15/08............................    350,000      385,092
Anheuser-Busch Cos., Inc.,
 4.375%, 1/15/13............................  2,000,000    2,000,640
                                                        ------------
                                                           2,385,732
                                                        ------------
Chemicals (0.1%)
E.I. du Pont de Nemours & Co.,
 6.875%, 10/15/09...........................    200,000      235,924
                                                        ------------
Computers (0.8%)............................
IBM Corp., 5.375%, 2/1/09...................    400,000      437,932
IBM Corp., 4.75%, 11/29/12..................  3,000,000    3,073,716
                                                        ------------
                                                           3,511,648
                                                        ------------
Department stores (0.1%)
Wal-Mart Stores, 5.875%, 10/15/05...........    500,000      542,021
                                                        ------------
Miscellaneous retail (0.1%).................
Procter & Gamble Co., 6.875%, 9/15/09.......    350,000      413,034
                                                        ------------
Petroleum Refining (0.3%)...................
ChevronTexaco Capital Co.,
 3.375%, 2/15/08............................  1,170,000    1,188,817
                                                        ------------
Pharmaceuticals (0.1%)......................
Abbott Laboratories, 5.625%, 7/1/06.........    500,000      546,666
                                                        ------------
Sovereign Agencies (2.7%)
Financing Corporation, 8.60%, 9/26/19.......    500,000      690,692
Tennessee Valley Authority,
 3.375%, 1/15/07............................  3,126,335    3,399,107
Tennessee Valley Authority, Series A,
 5.625%, 1/18/11............................  3,500,000    3,874,602
Tennessee Valley Authority, Series E,
 6.25%, 12/15/17............................  4,050,000    4,653,774
                                                        ------------
                                                          12,618,175
                                                        ------------

                                              Principal
                                               Amount       Value
                                             ----------- -----------
Corporate Bonds, continued
Telecommunications (1.1%)
Southern New England Telephone, Series
 MTNC, 6.125%, 12/15/03..................... $   750,000 $   757,622
Verizon Pennsylvania, 5.65%, 11/15/11.......   4,000,000   4,284,396
                                                         -----------
                                                           5,042,018
                                                         -----------
  Total Corporate Bonds                                   55,272,490
                                                         -----------
Mortgage-Backed Securities (39.0%)
Federal Home Loan Mortgage Corp. (18.3%)
6.00%, 9/1/08, Pool # M80700................   1,167,847   1,202,339
5.00%, 11/1/09, Pool # M80779...............   6,759,489   6,922,361
6.50%, 5/1/13, Pool # E00548................     843,245     888,108
6.00%, 9/15/13, Series 2575, Class -- VN,
 CMO........................................     831,191     828,449
6.00%, 9/1/16, Pool # E01049................   3,039,658   3,164,648
6.00%, 5/1/17, Pool # E89746................   4,730,787   4,925,174
5.50%, 9/15/17, Series 2501, Class -- MC....  18,663,910  19,549,970
4.50%, 2/1/18, Pool # E94445................  13,502,971  13,629,035
4.50%, 8/15/22, Series 2649, Class -- VJ....   6,049,000   5,718,958
5.50%, 12/15/22, Series 2542, Class -- DJ,
 CMO........................................   5,000,000   5,138,925
5.00%, 7/15/23, Series 2638, Class -- DH....   2,302,000   2,251,484
7.00%, 8/15/23, Series 1644, Class -- l,
 CMO........................................   4,193,814   4,445,311
6.00%, 2/1/31, Pool # CO1153................   1,574,795   1,627,164
6.50%, 12/1/31, Pool # C01271...............   2,220,098   2,318,038
6.50%, 2/1/32, Pool # C01297................     663,133     692,387
2.415%, 7/15/32, Series 2586,
 Class -- FM*...............................   2,466,288   2,455,592
5.00%, 10/15/32, Series # 2553, Class -- DJ,
 CMO........................................   5,000,000   4,863,264
2.615%, 6/15/33, Series 2630,
 Class -- FA*...............................   4,802,718   4,822,454
                                                         -----------
                                                          85,443,661
                                                         -----------
Federal National Mortgage Assoc. (16.6%)
6.00%, 10/1/08, Pool # 254041...............     904,836     932,291
6.00%, 2/1/09, Pool # 254243................   1,772,578   1,822,537
6.00%, 4/1/13, Pool # 251656................     781,135     817,149
6.00%, 11/1/13, Pool # 323363...............   1,204,733   1,260,277
6.50%, 12/1/13, Pool # 555005...............     957,135   1,013,473
6.00%, 3/1/16, Pool # 253702................     615,303     642,408
6.00%, 4/1/16, Pool # 535846................   2,840,543   2,965,673
6.50%, 5/1/16, Pool # 253799................   2,816,955   2,976,397
6.00%, 8/1/16, Pool # 545125................   1,362,907   1,422,652
5.00%, 11/1/17, Pool # 254510...............   3,593,316   3,680,214
5.00%, 12/1/17, Pool # 254545...............   3,787,208   3,878,795
5.00%, 1/1/18, Pool # 650205................  12,653,735  12,976,998
4.50%, 1/25/18, Series 2002-94, Class -- HM,
 CMO........................................   8,000,000   7,745,195
4.50%, 3/1/18, Pool # 555292................   9,243,016   9,327,142
6.00%, 1/1/23, Pool # 254633................   6,482,157   6,718,181
5.00%, 7/25/25, Series 2003-9, Class -- JB..   7,552,946   7,895,827
6.00%, 1/1/29, Pool # 252211................   1,520,011   1,572,553
1.62%, 8/25/32, Series 2002-51,
 Class -- FZ*...............................   1,905,962   1,914,106
5.50%, 1/1/33, Pool # 678321................   3,759,105   3,837,402
2.615%, 6/25/33, Series 2003-48,
 Class -- KF*...............................   3,781,639   3,802,940
                                                         -----------
                                                          77,202,210
                                                         -----------

                                   Continued

Intermediate U.S. Government Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003


                                             Principal
                                              Amount        Value
                                            ------------ ------------
Mortgage-Backed Securities, continued
Government National Mortgage Assoc. (4.1%)
7.00%, 7/15/29, Pool # 510099.............. $  1,008,605 $  1,073,418
7.00%, 8/20/29, Pool # 2796................      768,089      814,359
6.50%, 3/20/31, Pool # 3053................    2,458,896    2,574,212
6.50%, 4/20/31, Pool # 3068................    2,486,229    2,602,826
6.50%, 2/15/32, Pool # 538313..............    2,191,915    2,302,678
6.50%, 5/15/32, Pool # 569804..............    4,580,867    4,812,349
5.50%, 7/16/32, Series 2003-1, Class -- PE,
 CMO.......................................    5,000,000    4,975,225
                                                         ------------
                                                           19,155,067
                                                         ------------
  Total Mortgage-Backed Securities                        181,800,938
                                                         ------------
U.S. Government Agencies (31.6%)
Federal Farm Credit Bank (2.7%)............
3.33%, 3/8/07, Callable 3/8/04 @100........    5,000,000    5,051,890
5.69%, 1/10/08.............................    2,000,000    2,222,038
4.35%, 11/6/09.............................    5,000,000    5,216,840
                                                         ------------
                                                           12,490,768
                                                         ------------
Federal Home Loan Bank (4.0%)
6.00%, 7/7/04, Series NM04.................      250,000      259,077
6.05%, 2/25/05, Series KE05................      500,000      531,791
1.625%, 4/15/05, Series 405................   10,000,000   10,032,339
3.375%, 7/21/08, Callable 1/21/05 @ 100....    5,000,000    5,032,695
5.15%, 10/15/08, Callable
 10/15/03 @ 100............................    3,000,000    3,004,638
                                                         ------------
                                                           18,860,540
                                                         ------------
Federal Home Loan Mortgage Corp. (9.9%)
6.50%, 11/18/04............................      300,000      317,360
5.25%, 1/15/06.............................    9,200,000    9,896,293
3.05%, 8/4/06, Series MTN,
 Callable 2/4/04 @100......................    5,110,000    5,138,473
3.40%, 9/25/06, Series MTN,
 Callable 3/25/04 @ 100....................   15,000,000   15,146,460
3.75%, 11/26/07, Series MTN2,
 Callable 11/26/03 @ 100...................    2,000,000    2,008,276
3.50%, 3/12/08, Callable 3/12/04 @ 100.....    1,000,000    1,008,925
7.00%, 3/15/10.............................      400,000      475,258
5.625%, 3/15/11............................      500,000      552,812
6.50%, 6/6/11, Series MTN,
 Callable 6/6/04 @ 100.....................      500,000      515,124
6.00%, 6/15/11.............................    8,000,000    9,047,632
5.125%, 8/20/12, Callable 8/20/04 @ 100....    2,000,000    2,030,888
                                                         ------------
                                                           46,137,501
                                                         ------------

                                          Shares or
                                          Principal
                                           Amount         Value
                                         ------------ -------------
U.S. Government Agencies, continued
Federal National Mortgage Assoc. (15.0%)
1.875%, 12/15/04........................ $  5,000,000 $   5,036,050
2.75%, 12/16/05,
 Callable 12/16/03 @ 100................   15,000,000    15,048,315
2.75%, 8/11/06, Callable 8/11/04 @ 100..    5,000,000     5,035,195
4.25%, 7/15/07..........................   10,000,000    10,576,080
4.00%, 11/5/07, Callable 11/5/03 @ 100..    5,000,000     5,014,135
3.25%, 1/15/08..........................    5,000,000     5,070,875
4.00%, 9/2/08...........................    5,000,000     5,131,605
6.04%, 2/25/09, Series MTN,
 Callable 2/25/04 @100..................      500,000       509,088
6.625%, 9/15/09.........................   12,250,000    14,266,926
7.25%, 1/15/10..........................    3,000,000     3,605,277
6.08%, 12/15/10, Series MTN.............      500,000       567,579
                                                      -------------
                                                         69,861,125
                                                      -------------
  Total U.S. Government Agencies                        147,349,934
                                                      -------------
U.S. Treasury Notes (12.7%)
7.25%, 5/15/04..........................      500,000       519,160
1.50%, 2/28/05..........................    4,000,000     4,018,436
1.625%, 3/31/05.........................   13,000,000    13,079,729
2.00%, 5/15/06..........................      200,000       201,383
4.625%, 5/15/06.........................      250,000       268,311
7.00%, 7/15/06..........................      500,000       569,610
3.00%, 2/15/08..........................   13,000,000    13,224,457
3.25%, 8/15/08..........................    1,000,000     1,020,859
3.875%, 1/15/09.........................   11,213,000    12,809,103
5.00%, 2/15/11..........................      600,000       657,937
7.25%, 8/15/22..........................   10,000,000    12,951,950
                                                      -------------
  Total U.S. Treasury Notes                              59,320,935
                                                      -------------
Investment Company (3.7%)
Federated Government Obligations Fund...   17,216,794    17,216,794
                                                      -------------
Securities Held as Collateral for
 Securities on Loan (45.6%)
Pool of various securities for BB&T
 Funds -- Note 3 -- Security Loans......  212,794,515   212,794,515
Total Investments
  (Cost $663,074,797) (a) -- 145.3%                     677,259,576
Liabilities in excess of other assets --
  (45.3)%...............................               (211,242,762)
                                                      -------------
Net Assets -- 100.0%....................              $ 466,016,814
                                                      =============

--------

(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                Unrealized appreciation............ $14,626,303
                Unrealized depreciation............    (441,524)
                                                    -----------
                Net unrealized appreciation........ $14,184,779
                                                    ===========

(b)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities to be liquid.
* The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The rate reflected is the rate in effect as of September 30, 2003. The maturity date reflected is the final maturity date.
CMO -- Collateralized Mortgage Obligation.

              See accompanying notes to the financial statements.

Intermediate Corporate Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003

                                           Principal
                                            Amount       Value
                                          ----------- ------------
Corporate Bonds (88.1%)
Aerospace & Defense (0.9%)
Boeing Capital Corp., 4.75%, 8/25/08..... $ 1,000,000 $  1,039,514
Raytheon Co., 5.50%, 11/15/12............   1,000,000    1,040,648
                                                      ------------
                                                         2,080,162
                                                      ------------
Air Freight & Logistics (0.6%)
Fedex Corp., 9.65%, 6/15/12..............   1,000,000    1,346,604
                                                      ------------
Auto-Cars/Light Trucks (0.9%)
DaimlerChrysler Holdings, 4.75%, 1/15/08    2,000,000    2,045,742
                                                      ------------
Banking & Financial Services (27.9%)
AIG SunAmerica Global Financial, 5.85%,
 8/1/08 (b)..............................   2,000,000    2,222,392
American Express Co., 4.875%, 7/15/13....   1,000,000    1,021,455
Bank of America Corp., 7.40%, 1/15/11....   2,000,000    2,375,760
Bank of America Corp., 5.125%, 11/15/14..   2,000,000    2,049,678
Bank of New York, 7.30%, 12/1/09.........   2,000,000    2,381,136
Bank One Corp., 5.25%, 1/30/13...........   1,000,000    1,043,343
Citigroup Inc., 5.625%, 8/27/12..........   1,000,000    1,073,434
Citigroup Inc., 5.875%, 2/22/33..........   1,000,000    1,011,863
Countrywide Home Loan, 4.25%, 12/19/07...   1,000,000    1,030,577
Dun & Bradstreet Corp., Series B 6.625%,
 3/15/06.................................   2,000,000    2,174,098
Erac USA Finance Co., 7.35%, 6/15/08, (b)   2,000,000    2,314,842
First Tennessee Bank, 4.625%, 5/15/13....   1,000,000      993,626
Fleet Boston Financial Corp., 3.85%,
 2/15/08.................................   1,000,000    1,025,999
Ford Motor Credit Co., 6.50%, 1/25/07....   2,000,000    2,113,616
Ford Motor Credit Co., 5.625%, 10/1/08...   3,000,000    3,034,362
Ford Motor Credit Co., 7.375%, 2/1/11....   1,000,000    1,051,845
General Electric Capital Corp., 5.00%,
 2/15/07.................................   2,000,000    2,149,346
General Motors Acceptance Corp., 4.50%,
 7/15/06.................................   1,000,000    1,021,286
General Motors Acceptance Corp., 6.125%,
 9/15/06.................................   2,000,000    2,124,590
General Motors Acceptance Corp., 6.875%,
 8/28/12.................................   1,000,000    1,034,617
Household Finance Corp., 6.50%, 11/15/08.   2,000,000    2,270,418
Household Finance Corp., 6.375%,
 11/27/12................................   1,000,000    1,109,378
International Lease Finance Corp., 4.35%,
 9/15/08.................................   1,000,000    1,031,262
Key Bank, 7.00%, 2/1/11..................   1,000,000    1,165,615
Legg Mason, Inc., 6.75%, 7/2/08..........   2,140,000    2,428,844
Manufacturers & Traders Trust Co., 8.00%,
 10/1/10.................................   2,000,000    2,443,914
MBNA America Bank, 5.375%, 1/15/08.......   1,000,000    1,075,625
Mercantile Bankshares, Series B, 4.625%,
 4/15/13.................................   1,000,000      997,537
Morgan Stanley Dean Witter, 6.75%,
 4/15/11.................................   2,000,000    2,285,034
Pemex Finance, Ltd., 9.69%, 8/15/09......   1,000,000    1,198,190
State Street Corp., 7.65%, 6/15/10.......   2,000,000    2,428,046
Synovus Financial, 7.25%, 12/15/05.......   3,000,000    3,340,037
US Bancorp, 3.125%, 3/15/08..............   1,000,000      998,394
Wachovia Corp., 3.50%, 8/15/08...........   1,000,000    1,005,287
Washington Mutual, Inc., 7.50%, 8/15/06..   2,000,000    2,270,728
Wells Fargo Bank, 6.45%, 2/1/11..........   2,000,000    2,279,860
Wells Fargo Bank, 5.00%, 11/15/14........   1,000,000    1,014,971
                                                      ------------
                                                        62,591,005
                                                      ------------

                                             Principal
                                              Amount       Value
                                            ----------- ------------
Corporate Bonds, continued
Beverages (0.5%)
Anheuser-Busch Cos., Inc., 5.95%, 1/15/33.. $ 1,000,000 $  1,051,485
                                                        ------------
Building/Construction Products (1.4%)
Masco Corp., 6.00%, 5/3/04.................   1,000,000    1,024,588
Vulcan Materials Co., 5.75%, 4/1/04........   2,000,000    2,041,312
                                                        ------------
                                                           3,065,900
                                                        ------------
Chemicals (1.1%)
Cabot Corp., 5.25%, 9/1/13, (b)............   1,000,000    1,012,475
E.I. DuPont de Nemours & Co., 3.375%,
 11/15/07..................................     500,000      510,704
Engelhard Corp., 4.25%, 5/15/13............   1,000,000      975,278
                                                        ------------
                                                           2,498,457
                                                        ------------
Coal and Other Minerals and Ores (0.5%)
BHP Billiton Finance 4.80%, 4/15/13........   1,000,000    1,018,663
                                                        ------------
Computers (3.6%)
Computer Sciences Corp., 7.375%, 6/15/11...   1,000,000    1,191,498
Dell Computer Corp., 6.55%, 4/15/08........   2,970,000    3,370,617
IBM Corp., 2.375%, 11/1/06.................   1,000,000    1,005,705
IBM Corp., 8.375%, 11/1/19.................   2,000,000    2,672,882
                                                        ------------
                                                           8,240,702
                                                        ------------
Data Processing/Management (1.0%)
Oracle Corp., 6.91%, 2/15/07...............   1,500,000    1,701,648
Certegy Inc., 4.75%, 9/15/08, (b)..........     500,000      520,180
                                                        ------------
                                                           2,221,828
                                                        ------------
Electric -- Integrated (0.9%)
Nisource Finance Corp., 5.40%, 7/15/14.....   1,000,000    1,014,843
TXU Energy Co., 7.00%, 3/15/13, (b)........   1,000,000    1,087,078
                                                        ------------
                                                           2,101,921
                                                        ------------
Electronic Components -- Semiconductors (1.1%)
Applied Materials, Inc., 6.75%, 10/15/07...   2,250,000    2,548,139
                                                        ------------
Electronics (0.5%)
Dominion Resources, Inc., Series A, 8.125%,
 6/15/10...................................   1,000,000    1,206,934
                                                        ------------
Engineering -- Research & Development
 Services (0.5%)
Science Applications Institute, 7.125%,
 7/1/32....................................   1,000,000    1,132,816
                                                        ------------
Entertainment/Leisure (1.2%)
International Game Technology, 8.375%,
 5/15/09...................................   2,230,000    2,703,795
                                                        ------------
Food Processing (0.9%)
Archer-Daniels-Midland, 5.935%, 10/1/32....   1,000,000    1,025,951
ConAgra Foods, Inc., 6.00%, 9/15/06........   1,000,000    1,099,228
                                                        ------------
                                                           2,125,179
                                                        ------------
Foreign Banks (0.4%)
Asian Development Bank, 2.375%,
 3/15/06...................................   1,000,000    1,011,937
                                                        ------------
Foreign Government (0.9%)
United Mexican States, 6.375%, 1/16/13.....   2,000,000    2,110,000
                                                        ------------
Health Care (2.6%)
Anthem Inc., 6.80%, 8/1/12.................   2,425,000    2,791,447
Tenet Healthcare Corp., 5.00%, 7/1/07......   1,000,000      960,000
Wellpoint Health Network, 6.375%,
 6/15/06...................................   2,000,000    2,208,552
                                                        ------------
                                                           5,959,999
                                                        ------------

                                   Continued

Intermediate Corporate Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003

                                                Principal
                                                 Amount       Value
                                               ----------- ------------
Corporate Bonds, continued
Industrial Conglomerates (0.5%)
General Electric Co., 5.00%, 2/1/13........... $ 1,000,000 $  1,025,122
                                                           ------------
Insurance (1.5%)
John Hancock Global Funding, 7.90%,
 7/2/10, (b)..................................   2,000,000    2,424,940
Marsh & Mclennan Inc., 6.625%, 6/15/04........   1,000,000    1,036,240
                                                           ------------
                                                              3,461,180
                                                           ------------
Investment Advisory Service (0.9%)
Fidelity Investment Corp., 7.57%, 6/15/29, (b)   1,000,000    1,227,532
Franklin Resources Inc., 3.70%, 4/15/08.......   1,000,000    1,013,999
                                                           ------------
                                                              2,241,531
                                                           ------------
Investment Banks/Brokers (3.2%)
Bear Stearns Co., Inc., 5.70%, 11/15/14.......   1,000,000    1,066,542
Credit Suisse First Boston USA, 5.50%,
 8/15/13......................................   1,000,000    1,041,566
Goldman Sachs Group, Inc., 4.75%,
 7/15/13......................................   2,000,000    1,979,326
Lehman Brothers Holdings, 4.00%,
 1/22/08......................................   1,000,000    1,029,526
Lehman Brothers Holdings, 3.50%, 8/7/08.......   1,000,000    1,002,013
Merrill Lynch & Co., 4.00%, 11/15/07..........   1,000,000    1,034,503
                                                           ------------
                                                              7,153,476
                                                           ------------
Linen Supply & Related Items (0.5%)
Cintas Corp. NO 2, 6.00%, 6/1/12..............   1,000,000    1,109,569
                                                           ------------
Measuring & Controlling Devices (0.5%)
Thermo Electron, 7.625%, 10/30/08.............   1,000,000    1,167,828
                                                           ------------
Media (4.2%)
AOL Time Warner, Inc., 7.625%, 4/15/31........   2,000,000    2,273,350
Clear Channel Communications, 7.65%,
 9/15/10......................................   1,000,000    1,185,525
Comcast Corp., 5.50%, 3/15/11.................   2,000,000    2,103,386
Comcast Corp., 5.30%, 1/15/14.................   1,000,000    1,009,391
Liberty Media Corp., 5.70%, 5/15/13...........   1,000,000      998,464
News America, Inc., 4.75%, 3/15/10, (b).......   1,000,000    1,032,822
Viacom, Inc., 5.50%, 5/15/33..................   1,000,000      945,579
                                                           ------------
                                                              9,548,517
                                                           ------------
Medical Products (0.8%)
Becton Dickinson, 7.00%, 8/1/27...............   1,650,000    1,917,970
                                                           ------------
Metals (1.0%)
Barrick Gold Finance, Inc., 7.50%, 5/1/07.....   1,970,000    2,264,539
                                                           ------------
Natural Gas Transmission (0.4%)
Trans Canada Pipelines, 4.00%, 6/15/13........   1,000,000      944,422
                                                           ------------
Oil & Gas (3.4%)
BP Canada Finance, 3.375%, 10/31/07...........   1,000,000    1,017,269
Conoco, Inc., 6.95%, 4/15/29..................   2,000,000    2,304,384
Marathon Oil, 6.80%, 3/15/32..................   1,000,000    1,088,207
Murphy Oil Corp., 6.375%, 5/1/12..............   2,000,000    2,235,662
Phillips Petroleum Co., 8.50%, 5/25/05........   1,000,000    1,110,203
                                                           ------------
                                                              7,755,725
                                                           ------------
Oil & Gas Exploration Products & Services (0.8%)
Noble Corp., 6.95%, 3/15/09...................   1,500,000    1,735,119
                                                           ------------
Oil Company -- Exploration & Production (0.9%)
Pemex Project Funding Master Trust,
 6.125%, 8/15/08..............................   1,000,000    1,060,000
Pemex Project Funding Master Trust,
 7.375%, 12/15/14.............................   1,000,000    1,075,000
                                                           ------------
                                                              2,135,000
                                                           ------------

                                           Principal
                                            Amount       Value
                                          ----------- ------------
Corporate Bonds, continued
Pharmaceuticals (2.6%)
Cardinal Health, Inc., 4.45%, 6/30/05.... $ 2,000,000 $  2,090,260
Laboratory Corporation of America, 5.50%,
 2/1/13..................................   2,679,000    2,804,125
Pfizer Inc., 3.30%, 3/2/09...............   1,000,000    1,003,746
                                                      ------------
                                                         5,898,131
                                                      ------------
Plastics & Foam Products (0.5%)
Sealed Air Corp., 5.375%, 4/15/08, (b)...   1,000,000    1,042,998
                                                      ------------
Racetracks (0.5%)
International Speedway Corp., 7.875%,
 10/15/04................................   1,000,000    1,054,543
                                                      ------------
Refuse Systems (1.3%)
Republic Services, Inc., 6.75%, 8/15/11..   2,525,000    2,839,299
                                                      ------------
Retail (4.0%)
Autozone Inc., 5.875%, 10/15/12..........   2,000,000    2,149,986
Kroger Co., 7.625%, 9/15/06..............   1,000,000    1,135,386
Limited Brands, 6.125%, 12/1/12..........   1,000,000    1,089,470
Limited Brands, 6.95%, 3/1/33............   1,000,000    1,102,263
Office Depot, Inc., 6.25%, 8/15/13, (b)..     500,000      532,133
Sears Roebuck Acceptance Corp., Series
 MTN 3.03%, 2/25/04*.....................   2,000,000    2,010,566
Wendy's International, 6.25%, 11/15/11...   1,000,000    1,111,370
                                                      ------------
                                                         9,131,174
                                                      ------------
Surgical & Medical Instruments (1.0%)
Guidant Corp., 6.15%, 2/15/06............   2,000,000    2,162,172
                                                      ------------
Telecommunications (9.1%)
AT&T Corp., 7.80%, 11/15/11*.............   1,000,000    1,155,838
AT&T Wireless Services, Inc., 7.875%,
 3/1/11..................................   1,500,000    1,746,077
BellSouth Corp., 6.875%, 10/15/31........   1,000,000    1,130,301
British Telecom PLC, 8.125%, 12/15/10....   1,000,000    1,230,424
Deutsche Telekom, 8.00%, 6/15/10.........   1,000,000    1,223,222
Deutsche Telekom, 5.25%, 7/22/13.........     500,000      505,306
France Telecom, 8.45%, 3/1/06*...........   1,000,000    1,131,406
Koninklijke KPN NV, 8.00%, 10/1/10.......   1,000,000    1,208,700
Pacific Bell, Inc., 6.125%, 2/15/08......   1,000,000    1,109,020
Sprint Capital Corp., 7.625%, 1/30/11....   2,000,000    2,254,472
USA Interactive, 7.00%, 1/15/13..........   1,000,000    1,127,969
Verizon Maryland, Inc., 6.125%, 3/1/12...   2,000,000    2,204,792
Verizon Virginia, Inc., 4.625%, 3/15/13..   1,000,000      983,823
Verizon Wireless, Inc., 5.375%, 12/15/06.   2,000,000    2,162,300
Vodafone Airtouch PLC, 7.75%, 2/15/10....   1,000,000    1,206,747
                                                      ------------
                                                        20,380,397
                                                      ------------
Utilities (3.1%)
Alabama Power Co., 5.375%, 10/1/08.......   2,000,000    2,177,026
Appalachian Power Co., 4.80%, 6/15/05....   2,650,000    2,765,622
Carolina Power and Light, 6.125%,
 9/15/33.................................   1,000,000    1,032,942
Constellation Energy Group, 6.35%,
 4/1/07..................................   1,000,000    1,101,190
                                                      ------------
                                                         7,076,780
                                                      ------------
  Total Corporate Bonds                                199,106,760
                                                      ------------
Real Estate Investment Trust (1.0%)
Spieker Properties, LP, 7.25%, 5/1/09....   2,000,000    2,317,022
                                                      ------------

                                   Continued

Intermediate Corporate Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003

                                          Shares or
                                          Principal
                                           Amount       Value
                                         ----------- ------------
U.S. Government Agencies (2.7%)
Federal Home Loan Mortgage Corp., (0.5%)
5.50%, 7/15/06.......................... $ 1,000,000 $  1,090,889
                                                     ------------
Federal National Mortgage Assoc., (1.3%)
4.625%, 5/1/13..........................   3,000,000    2,981,841
                                                     ------------
Student Loan Marketing Assoc., (0.9%)
Series MTN, 1.28%, 4/25/06*.............   2,000,000    1,999,594
                                                     ------------
  Total U.S. Government Agencies                        6,072,324
                                                     ------------
Investment Companies (7.3%)
Federated High Yield Fund...............   1,809,117   10,583,332
Federated Prime Cash Obligations Fund...   5,769,733    5,769,733
                                                     ------------
  Total Investment Companies                           16,353,065
                                                     ------------


                                              Principal      Value
                                             ----------- ------------
Securities Held as Collateral for Securities
 on Loan (21.0%)
Pool of various securities for BB&T Funds --
 Note 3 -- Security Loans................... $47,405,625 $ 47,405,625
                                                         ------------
  Total Investments
   (Cost $258,047,947) (a) -- 120.1%                      271,254,796
Liabilities in excess of other assets --
  (20.1)%...................................              (45,306,761)
                                                         ------------
Net Assets -- 100.0%........................             $225,948,035
                                                         ============

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                    Unrealized appreciation.... $13,480,900
                    Unrealized depreciation....    (274,051)
                                                -----------
                    Net unrealized appreciation $13,206,849
                                                ===========

(b)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities to be liquid.

* The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The rate reflected is the rate in effect as of September 30, 2003. The maturity date reflected is the final maturity date.

              See accompanying notes to the financial statements.

Kentucky Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003


                                                  Principal
                                                   Amount     Value
                                                  --------- ----------
Municipal Bonds (96.8%)
Kentucky (96.0%)
Commission Bonds (35.9%)
Kentucky State Property & Buildings Commission,
 Project # 68, 5.50%, 10/1/06.................... $100,000  $  111,639
Kentucky State Property & Buildings Commission,
 Project # 69, Series C, 5.50%, 8/1/07, FSA......  200,000     226,716
Kentucky State Property & Buildings Commission,
 Project # 55, 6.25%, 9/1/07.....................  100,000     116,078
Kentucky State Property & Buildings Commission,
 Project # 73, 5.25%, 11/1/08....................  200,000     228,090
Kentucky State Property & Buildings Commission,
 Project # 74, 5.375%, 2/1/09, FSA...............  350,000     399,532
Kentucky State Property & Buildings Commission,
 Project # 74, 5.375%, 8/1/09, FSA...............  150,000     172,425
Kentucky State Property & Buildings Commission,
 Project # 73, 5.25%, 11/1/09....................  750,000     858,697
Kentucky State Property & Buildings Commission,
 Project # 74, 5.375%, 2/1/10, FSA...............  275,000     314,278
Kentucky State Property & Buildings Commission,
 Project # 69, Series A, 5.50%, 8/1/11, FSA......  540,000     623,916
Kentucky State Property & Buildings Commission,
 Project # 71, 4.40%, 8/1/12.....................  395,000     422,453
Kentucky State Property & Buildings Commission,
 Project # 68, 5.75%, 10/1/12, Prerefunded
 10/1/10 @ 100...................................  500,000     590,350
Kentucky State Property & Buildings Commission,
 Project # 64, 5.375%, 5/1/13, Prerefunded
 11/1/09 @ 100, MBIA.............................  500,000     579,395
Kentucky State Property & Buildings Commission,
 Project # 67, 5.00%, 9/1/13, Callable 9/1/10 @
 100.............................................  405,000     439,263
Kentucky State Property & Buildings Commission,
 Project # 67, 5.625%, 9/1/13, Callable 9/1/10 @
 100.............................................  300,000     342,036
Kentucky State Property & Buildings Commission,
 Project # 74, 5.375%, 2/1/14, Callable 2/1/12 @
 100, FSA........................................  500,000     560,340
                                                            ----------
                                                             5,985,208
                                                            ----------
Education Bonds (19.4%)
Allen County, Kentucky, School District, 5.25%,
 4/1/10, Callable 4/1/07 @ 102...................  455,000     497,288
Bullitt County, Kentucky, School District, Second
 Series, 3.90%, 5/1/07...........................  100,000     107,260
Fayette County, Kentucky, School District,
 Series A, 5.35%, 1/1/12, Callable 1/1/07
 @ 102...........................................  200,000     222,372
Floyd County, Kentucky, School District,
 4.10%, 4/1/10...................................  220,000     234,441
Jefferson County, Kentucky, School District,
 Series A, 5.25%, 1/1/11, Callable 7/1/09 @ 101,
 FSA.............................................  200,000     222,372
Jefferson County, Kentucky, School District,
 Series A, 5.00%, 2/1/11, Callable 2/1/06 @ 102,
 MBIA............................................  290,000     318,075
Jessamine County, Kentucky, School District
 5.00%, 6/1/05...................................  110,000     117,000
Pulaski County, Kentucky, School District, Series
 C, 4.20%, 7/1/09, Callable 7/1/08 @ 102.........  560,000     607,415

                                                   Principal
                                                    Amount      Value
                                                   --------- -----------
Municipal Bonds, continued
Kentucky, continued
Education Bonds, continued
University of Kentucky, Second Series, 4.50%,
 5/1/04, AMBAC.................................... $250,000  $   255,100
University of Kentucky, Series M, 4.55%, 5/1/09,
 Callable 5/1/08 @ 101............................  100,000      109,406
University of Kentucky, Series Q, 5.00%,
 5/1/10...........................................  250,000      280,898
University of Louisville, Series M, 4.00%, 5/1/10,
 AMBAC............................................  250,000      266,020
                                                             -----------
                                                               3,237,647
                                                             -----------
General Obligations (4.9%)
Boone County, Kentucky, 3.75%, 4/1/07.............  250,000      266,565
Hopkins County, Kentucky, Detention Facilities
 Project, 5.375%, 2/1/09, FGIC....................  350,000      399,532
Lexington-Fayette & Urban Counties, Kentucky,
 County Detention Center, 4.25%, 5/1/04...........  150,000      152,841
                                                             -----------
                                                                 818,938
                                                             -----------
Health Care -- Hospitals (3.4%)
Kentucky Economic Development Financial
 Authority, Catholic Health Initiatives, Series
 A, 5.75%, 12/1/15, Callable 6/1/10 @ 101.........  500,000      563,045
                                                             -----------
Housing Bonds (0.7%)
Kentucky Housing Corporation, Series D, 5.20%,
 7/1/07, Callable 7/1/06 @ 102, FHA...............  100,000      108,331
                                                             -----------
Pollution Control Bonds (2.2%)
Boone County, Kentucky, Pollution Control,
 Dayton Power & Lighting Company, Series A,
 6.50%, 11/15/22, Callable 11/20/03 @ 101.........  350,000      360,115
                                                             -----------
Transportation Bonds (7.0%)
Kentucky State Turnpike Authority,
 Revitalization Projects, 5.30%, 7/1/04,
 AMBAC............................................  115,000      118,697
Kentucky State Turnpike Authority,
 Revitalization Projects, 5.50%, 7/1/09,
 AMBAC............................................  100,000      115,427
Kentucky State Turnpike Authority,
 Revitalization Projects, Series A, 5.50%,
 7/1/12, AMBAC....................................  500,000      576,840
Kentucky State Turnpike Authority,
 Revitalization Projects, Series A, 5.50%,
 7/1/15, AMBAC....................................  300,000      347,964
                                                             -----------
                                                               1,158,928
                                                             -----------
Urban and Community Development (6.3%)
Bell County, Kentucky, Judicial Center Project,
 5.40%, 9/1/13, Callable 3/1/11 @ 102.............  160,000      180,197
Daviess County, Kentucky, Court Facilities
 Project, Series A, 5.60%, 10/1/06, Callable
 10/1/04 @ 102....................................  245,000      258,896
Jefferson County, Kentucky, Capital Projects,
 5.20%, 6/1/08, Callable 6/1/07 @ 102,
 MBIA.............................................  295,000      331,247
Kenton County, Kentucky, Series A, 5.35%
 12/1/08, Callable 12/1/06 @ 101..................  250,000      273,000
                                                             -----------
                                                               1,043,340
                                                             -----------

                                   Continued

Kentucky Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003


                                               Principal
                                                Amount      Value
                                               --------- -----------
Municipal Bonds, continued
Kentucky, continued
Utility Bonds (16.2%)
Bardstown, Kentucky, Combined Utilities
 4.375%, 12/1/11, Callable 12/1/10 @ 101,
 MBIA......................................... $200,000  $   215,440
Campbell & Kenton Counties, Kentucky,
 Sanitation District, Series A, 4.50%, 8/1/05,
 FSA..........................................  200,000      212,072
Kentucky Infrastructure Authority, Series A,
 4.00%, 6/1/08................................  300,000      323,555
Kentucky Rural Water Finance, Series A, 4.00%,
 2/1/07.......................................  205,000      219,873
Lexington-Fayette Urban County, Kentucky,
 Sewer Systems, 5.50%, 7/1/11.................  450,000      519,205
Louisville & Jefferson Counties, Kentucky,
 Series A, District Sewer & Drain System,
 5.00%, 5/15/10, MBIA.........................  500,000      561,320
Louisville, Kentucky, Louisville Water
 Company, 4.70%, 11/15/14, Callable 11/15/10
 @ 100........................................  300,000      318,819
Northern Kentucky, Water Distribution, 4.50%,
 2/1/08, FGIC.................................  250,000      274,303
Owensboro, Kentucky, Electric & Power,
 Series B, 2.53%, 1/1/06, AMBAC*..............   60,000       57,820
                                                         -----------
                                                           2,702,407
                                                         -----------
  Total Kentucky                                          15,977,959
                                                         -----------

                                              Shares or
                                              Principal
                                               Amount      Value
                                              --------- -----------
Municipal Bonds, continued
Puerto Rico (0.8%)
General Obligations (0.8%)
Puerto Rico Commonwealth, 6.50%, 7/1/14,
 MBIA........................................ $100,000  $   126,171
                                                        -----------
  Total Municipal Bonds                                  16,104,130
                                                        -----------
Investment Company (2.1%)
Federated Tax Exempt Money Market Fund.......  354,581      354,581
                                                        -----------
Total Investments
 (Cost $15,967,784) (a) -- 98.9%                         16,458,711
Other assets in excess of liabilities -- 1.1%               178,091
                                                        -----------
Net Assets -- 100.0%.........................           $16,636,802
                                                        ===========

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                     Unrealized appreciation.... $498,407
                     Unrealized depreciation....   (7,480)
                                                 --------
                     Net unrealized appreciation $490,927
                                                 ========

*Discount note. Rate disclosed represents the effective yield at time of purchase.
AMBAC -- Insured by AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FHA -- Insured by Federal Housing Administration.
FSA -- Insured by Financial Security Assurance.
MBIA -- Insured by Municipal Bond Insurance Association.

              See accompanying notes to the financial statements.

Maryland Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003

                                                      Principal
                                                       Amount     Value
                                                      --------- ----------
     Municipal Bonds (97.9%)
     Maryland (92.4%)
     Education Bonds (12.7%)
     Maryland State Authority For American Physics,
      5.25%, 12/15/13, Callable 12/15/11 @ 100,
      GTY AGMT....................................... $150,000  $  167,457
     Maryland State Health & Higher Education, Series
      A, 4.00%, 8/1/07...............................  100,000     107,103
     Maryland State Health & Higher Education,
      4.625%, 7/1/10.................................  100,000     105,692
     Maryland State Health & Higher Education,
      5.125%, 7/1/10, AMBAC..........................  100,000     113,914
     Maryland State Health & Higher Education, Series
      A, 5.75%, 1/1/15, Callable 1/1/13 @ 101........  100,000     106,695
     Maryland State Health & Higher Education,
      6.00%, 7/1/39, Callable 7/1/09 @ 101...........   70,000      83,593
                                                                ----------
                                                                   684,454
                                                                ----------
     General Obligations (50.1%)
     Allegany County, Maryland, 4.50%, 8/1/11,
      Callable 8/1/08 @ 101, AMBAC...................   50,000      53,369
     Anne Arundel County, Maryland, 4.50%,
      5/15/04........................................  100,000     102,190
     Anne Arundel County, Maryland, 5.25%,
      3/1/11.........................................  200,000     227,788
     Baltimore County, Maryland, 7.00%, 10/15/09,
      MBIA...........................................  100,000     124,212
     Baltimore County, Maryland, 5.50%, 6/1/12,
      Callable 6/1/11 @ 101..........................  100,000     115,389
     Calvert County, Maryland, 5.00%, 7/15/11........  100,000     112,513
     Carroll County, Maryland, 5.00%, 11/1/09........  100,000     113,638
     Frederick County, Maryland, 5.00%, 12/1/08......  100,000     113,503
     Frederick County, Maryland, Public Facilities,
      4.25%, 8/1/10..................................  100,000     108,663
     Harford County, Maryland, 4.25%, 1/15/11........  100,000     107,626
     Harford County, Maryland, 5.00%, 12/1/09........  200,000     228,071
     Howard County, Maryland, Series A, 5.50%,
      2/15/15, Prerefunded 2/15/04 @ 101.............   50,000      51,348
     Maryland State, Series B, 5.00%, 7/15/08........  100,000     113,156
     Maryland State, 5.25%, 3/1/09...................  100,000     114,324
     Montgomery County, Maryland, 5.25%, 10/1/14,
      Callable 10/1/11 @ 101.........................  100,000     112,557
     Montgomery County, Maryland, Certificates of
      Participation, 4.50%, 6/1/06...................  100,000     108,093
     Montgomery County, Maryland, Series 4, 4.875%,
      5/1/18, Callable 5/1/08 @ 101..................  100,000     105,070
     Prince Georges County, Maryland, 5.125%,
      10/1/08........................................  100,000     113,785
     Prince Georges County, Maryland, 5.50%,
      10/1/08, FSA-CR................................   55,000      63,554
     Prince Georges County, Maryland, Series A,
      5.00%, 10/1/11.................................  200,000     225,616
     Saint Marys County, Maryland, 5.00%, 7/1/05.....  100,000     106,859
     Washington Suburban Sanitation District,
      Maryland, 5.00%, 6/1/06........................  100,000     109,592
     Washington Suburban Sanitation District,
      Maryland, 5.50%, 6/1/12, Prerefunded 6/1/04 @
      102............................................   65,000      68,246
                                                                ----------
                                                                 2,699,162
                                                                ----------

                                                      Shares or
                                                      Principal
                                                       Amount     Value
                                                      --------- ----------
     Municipal Bonds, continued
     Maryland, continued
     Multiple Family Housing (7.1%)
     Maryland State, Community Development
      Administration, Series A, 4.25%, 5/15/09....... $130,000  $  138,440
     Maryland State, Community Development
      Administration, Series E, 4.35%, 9/1/09........  150,000     161,385
     Montgomery County, Maryland, Community
      Housing Opportunities, Series A, 4.50%, 7/1/09,
      Callable 7/1/08 @ 101..........................   75,000      80,631
                                                                ----------
                                                                   380,456
                                                                ----------
     Pollution Control Bonds (9.6%)
     Montgomery County Solid Waste Systems, 5.00%,
      6/1/13, AMBAC..................................  100,000     111,273
     Northeast Maryland Waste Disposal Recovery,
      7.15%, 1/1/04, MBIA............................  100,000     101,539
     Prince Georges County, Maryland, Solid Waste
      Management Systems, 5.25%, 6/15/13, Callable
      6/15/04 @ 101..................................   55,000      55,953
     Prince Georges County, Maryland, Solid Waste
      Management Systems, 5.25%, 6/15/13, Callable
      6/15/04 @ 101, FSA-CR..........................  240,000     245,599
                                                                ----------
                                                                   514,364
                                                                ----------
     Single Family Housing (5.9%)
     Maryland State, Community Development
      Administration, First Series, 4.50%, 4/1/11,
      Callable 10/1/10 @ 100.........................  150,000     158,054
     Maryland State, Community Development
      Administration, Series A, 4.65%, 9/1/12,
      Callable 9/1/10 @ 100..........................  150,000     157,401
                                                                ----------
                                                                   315,455
                                                                ----------
     Transportation Bonds (7.0%)
     Maryland State Transit Department, 4.375%,
      6/15/04........................................  160,000     162,037
     Montgomery County, Maryland, Metrorail Garage
      Projects, 4.25%, 6/1/12........................  200,000     212,648
                                                                ----------
                                                                   374,685
                                                                ----------
       Total Maryland                                            4,968,576
                                                                ----------
     Puerto Rico (5.5%)
     General Obligations (4.5%)
     Puerto Rico Commonwealth, 6.50%, 7/1/14,
      MBIA...........................................  100,000     126,171
     Puerto Rico Commonwealth, 5.50%, 7/1/17,
      XLCA...........................................  100,000     116,204
                                                                ----------
                                                                   242,375
                                                                ----------
     Health Care Bonds (1.0%)
     Puerto Rico Tourist Medical & Environmental
      Facilities, 5.50%, 7/1/21, Callable 7/1/06 @
      102, MBIA......................................   50,000      54,913
                                                                ----------
       Total Puerto Rico                                           297,288
                                                                ----------
       Total Municipal Bonds                                     5,265,864
                                                                ----------
     Investment Company (0.9%)
     Federated Maryland Municipal Cash Trust.........   49,785      49,785
                                                                ----------
     Total Investments
      (Cost $5,240,865) (a) -- 98.8%                             5,315,649
     Other assets in excess of liabilities -- 1.2%...               63,492
                                                                ----------
     Net Assets -- 100.0%............................           $5,379,141
                                                                ==========

                                   Continued

Maryland Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003

--------
(a)Represents cost for financial reporting purposes, is the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                      Unrealized appreciation.... $78,233
                      Unrealized depreciation....  (3,449)
                                                  -------
                      Net unrealized appreciation $74,784
                                                  =======

AMBAC -- Insured by AMBAC Indemnity Corporation.
FSA-CR -- Insured by Financial Security Assurance.
GTY AGMT -- Insured by Guarantor Agreement.
MBIA -- Insured by Municipal Bond Insurance Association.
XLCA -- Insured by XL Capital Assurance.

              See accompanying notes to the financial statements.

North Carolina Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003


                                                    Principal
                                                     Amount       Value
                                                    ---------- ------------
     Municipal Bonds (96.4%)
     North Carolina (94.5%)
     Correctional Institutions (4.1%)
     North Carolina Infrastructure Financial Corp.,
      5.00%, 10/1/11............................... $3,000,000 $  3,355,020
     North Carolina Infrastructure Financial Corp.,
      5.00%, 10/1/17, Callable 10/1/13 @ 100.......  1,500,000    1,625,235
                                                               ------------
                                                                  4,980,255
                                                               ------------
     Education Bonds (4.0%)
     Johnston County, North Carolina, School &
      Museum Project, 5.50%, 8/1/10, Callable
      8/1/09 @ 101, FSA-CR.........................  1,000,000    1,141,520
     North Carolina Capital Facilities Finance
      Agency, 5.25%, 5/1/15, Callable 5/1/06 @
      102 (b)......................................  2,600,000    2,619,864
     North Carolina State University, Series A
      5.00%, 10/1/13...............................  1,000,000    1,121,190
                                                               ------------
                                                                  4,882,574
                                                               ------------
     General Obligation Bonds (42.1%)
     Bladen County, North Carolina, 5.60%, 5/1/13,
      Callable 5/1/10 @ 101.5, FSA-CR..............  1,150,000    1,319,648
     Buncombe County, North Carolina,
      5.10%, 3/1/07................................  1,000,000    1,111,200
     Buncombe County, North Carolina, Certificate
      of Participation, 5.00%, 12/1/05,
      AMBAC........................................  1,000,000    1,080,150
     Cabarrus County, North Carolina, 5.30%,
      2/1/11, Callable 2/1/07 @ 102, MBIA..........  1,000,000    1,122,950
     Cabarrus County, North Carolina, Certificate
      of Participation, 5.25%, 2/1/12, AMBAC.......  1,285,000    1,452,962
     Cary, North Carolina, Public Improvement
      Project, Certificate of Participation,
      5.00%, 12/1/16, Series A, Callable
      12/1/12 @ 100................................  1,550,000    1,687,780
     Charlotte, North Carolina, 5.00%, 6/1/05......  1,090,000    1,160,730
     Charlotte, North Carolina, 5.50%, 6/1/09......  1,460,000    1,689,965
     Charlotte, North Carolina, Certificate of
      Participation, 5.25%, 3/1/04.................  1,000,000    1,017,700
     Charlotte, North Carolina, Certificate of
      Participation, Series G, 5.00%, 6/1/16,
      Callable 6/1/13 @ 100........................  1,000,000    1,087,850
     Craven County, North Carolina, 5.00%, 5/1/18,
      Callable 5/1/12 @ 101, AMBAC.................  1,230,000    1,324,046
     Cumberland County, North Carolina,
      5.50%, 3/1/09................................  1,055,000    1,213,651
     Forsyth County, North Carolina, Certificate of
      Participation, 5.00%, 10/1/06................  1,000,000    1,100,530
     Gaston County, North Carolina, 5.50%, 5/1/09,
      Callable 5/1/07 @ 101, FGIC..................  1,000,000    1,140,260
     Guilford County, North Carolina, Series B,
      5.25%, 10/1/15, Callable 10/1/10 @ 102.......  2,000,000    2,228,380
     Guilford County, North Carolina, Public
      Improvement, Series B, 5.00%, 10/1/07........  3,210,000    3,598,377
     Guilford County, North Carolina, Public
      Improvement, Series B, 5.00%, 10/1/09........  2,500,000    2,838,474
     High Point, North Carolina, Public
      Improvement, Series B, 5.40%, 6/1/07.........  1,350,000    1,521,788
     High Point, North Carolina, Public
      Improvement, Series B, 5.40%, 6/1/08.........  1,350,000    1,543,887
     Johnston County, North Carolina, 5.50%,
      3/1/12, Callable 3/1/10 @ 101, FGIC..........  1,000,000    1,136,680

                                                    Principal
                                                     Amount       Value
                                                    ---------- ------------
     Municipal Bonds, continued
     North Carolina, continued
     General Obligation Bonds, continued
     Mecklenburg County, North Carolina,
      5.00%, 4/1/07................................ $1,500,000 $  1,666,020
     Mecklenburg County, North Carolina, Public
      Improvement, Series A, 5.00%, 2/1/06.........  2,000,000    2,170,760
     New Hanover County, North Carolina, Public
      Improvement, 5.30%, 11/1/08..................  1,500,000    1,719,450
     North Carolina State, 5.10%, 6/1/08, Callable
      6/1/06 @ 101.................................  2,000,000    2,208,340
     North Carolina State, 5.10%, 6/1/09, Callable
      6/1/06 @ 101.5...............................  1,000,000    1,108,980
     North Carolina State Clean Water, Series A,
      5.20%, 6/1/15................................  1,525,000    1,658,346
     North Carolina State, Capital Improvement,
      Series A, 4.70%, 2/1/11, Callable 2/1/04 @
      102..........................................  2,000,000    2,065,100
     Orange County, North Carolina, Public
      Improvement, 5.25%, 4/1/08...................  1,300,000    1,474,460
     Randolph County, North Carolina, Certificate
      of Participation, 5.20%, 6/1/09, FSA-CR......  1,000,000    1,136,650
     Randolph County, North Carolina, Certificate
      of Participation, 5.30%, 6/1/13, Callable
      6/1/09 @ 101, FSA-CR.........................  1,750,000    1,943,603
     Union County, North Carolina, Certificate of
      Participation, 5.00%, 6/1/17, Callable 6/1/13
      @ 101, AMBAC.................................  1,000,000    1,086,300
     Wake County, North Carolina, 5.30%, 2/1/11,
      Callable 2/1/10 @ 100.5......................  1,000,000    1,128,580
     Wake County, North Carolina, Series B,
      4.50%, 2/1/08................................  1,000,000    1,101,830
                                                               ------------
                                                                 50,845,427
                                                               ------------
     Health Care Bonds (22.7%)
     Charlotte-Mecklenberg Hospital Authority
      North Carolina, Health Care System,
      Series A, 5.50%, 1/15/08, Callable 1/15/06
      @ 102........................................  1,720,000    1,891,553
     Charlotte-Mecklenberg Hospital Authority
      North Carolina, Health Care System,
      Series A, 5.00%, 1/15/13, Callable 1/15/07
      @ 102........................................  2,250,000    2,421,248
     Charlotte-Mecklenberg Hospital Authority
      North Carolina, Health Care System,
      Series A, 5.00%, 1/15/14, Callable 1/15/07
      @ 102........................................  1,490,000    1,600,290
     Cumberland County, North Carolina, Hospital
      Facilities, 5.25%, 10/1/10, Callable 10/1/09
      @ 101........................................  1,035,000    1,131,586
     New Hanover County, North Carolina,
      Regional Medical Center Project, 5.25%,
      10/1/12, Callable 10/1/09 @ 101..............  1,000,000    1,103,660
     North Carolina Medical Care Community
      Health Care, Carolina Medicorp Project,
      5.25%, 5/1/09, Callable 5/1/07 @ 100.........  1,325,000    1,431,702
     North Carolina Medical Care Community
      Health Care, Stanley Memorial Hospital,
      5.45%, 10/1/08, Callable 10/1/06 @ 102,
      AMBAC........................................    750,000      848,385
     North Carolina Medical Care Community
      Hospital, Gaston Health Care, 4.625%,
      2/15/07......................................  1,100,000    1,184,612

                                   Continued

North Carolina Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003


                                                     Principal
                                                      Amount       Value
                                                     ---------- -----------
     Municipal Bonds, continued
     North Carolina, continued
     Health Care Bonds, continued
     North Carolina Medical Care Community
      Hospital, Gaston Memorial Hospital Project,
      5.40%, 2/15/11, Callable 2/15/06 @ 102........ $  525,000 $   570,061
     North Carolina Medical Care Community
      Hospital, Gaston Memorial Hospital Project,
      5.50%, 2/15/15, Callable 2/15/06 @ 102........  1,980,000   2,152,458
     North Carolina Medical Care Community
      Hospital, Halifax Regional Medical Center,
      4.60%, 8/15/07................................  1,795,000   1,887,048
     North Carolina Medical Care Community
      Hospital, Northeast Medical Center Project,
      5.75%, 11/1/06, AMBAC.........................  1,150,000   1,295,211
     North Carolina Medical Care Community
      Hospital, Pitt County Memorial Hospital,
      Series A, 5.00%, 12/1/07......................  1,600,000   1,785,616
     North Carolina Medical Care Community
      Hospital, Pitt County Memorial Hospital,
      Series A, 5.25%, 12/1/10, Callable 12/1/08
      @ 101.........................................  1,220,000   1,358,531
     Pitt County, North Carolina, Memorial Hospital,
      5.50%, 12/1/15, Callable 12/1/05 @ 102........  3,090,000   3,412,626
     Wake County, North Carolina, Hospital,
      5.125%, 10/1/13...............................  2,965,000   3,356,053
                                                                -----------
                                                                 27,430,640
                                                                -----------
     Transportation Bonds (1.4%)
     Piedmont, North Carolina, Triad Airport
      Authority, Series A, 6.375%, 7/1/16,
      Callable 7/1/09 @ 101, FSA-CR.................  1,385,000   1,635,450
                                                                -----------
     Utility Bonds (20.2%)
     Charlotte, North Carolina, Water & Sewer,
      5.50%, 5/1/11, Callable 5/1/06 @ 102..........  1,835,000   2,063,329
     Durham, North Carolina, Water & Sewer
      Utility Systems, 5.00%, 6/1/12, Callable
      6/1/11 @ 101..................................  1,000,000   1,111,240
     Gastonia, North Carolina, Combined Utilities
      System, 5.00%, 5/1/10, MBIA...................  1,000,000   1,121,040
     Gastonia, North Carolina, Combined Utilities
      System, 6.10%, 5/1/19, Callable 5/1/04 @
      102, MBIA.....................................  1,000,000   1,049,830

                                                   Shares or
                                                   Principal
                                                    Amount       Value
                                                   ---------- ------------
     Municipal Bonds, continued
     North Carolina, continued
     Utility Bonds, continued
     Greenville, North Carolina, Enterprise
      Systems, 5.50%, 9/1/10, FSA-CR.............. $1,455,000 $  1,680,045
     Greenville, North Carolina, Utilities
      Commission, Series A, 5.60%, 9/1/20,
      Callable 3/1/09 @ 101, MBIA.................    150,000      166,559
     North Carolina Eastern Municipal Power,
      6.40%, 1/1/21...............................  2,390,000    2,982,194
     North Carolina Eastern Municipal Power,
      Series A, 5.00%, 1/1/17.....................  1,095,000    1,224,692
     North Carolina Eastern Municipal Power,
      Series A, 6.00%, 1/1/26 Callable 1/1/22
      @ 100.......................................    395,000      474,257
     North Carolina Municipal Power Agency,
      No. 1, Catawba Electric, 5.50%, 1/1/13,
      Callable 1/1/13 @ 100.......................  1,000,000    1,150,410
     North Carolina Municipal Power Agency,
      No. 1, Catawba Electric 5.50%, 1/1/13,
      AMBAC.......................................  1,610,000    1,852,160
     North Carolina Municipal Power Agency,
      Series A, 3.00%, 1/1/05.....................  3,000,000    3,049,979
     Raleigh, North Carolina, Enterprise System,
      5.25%, 3/1/14, Callable 3/1/07 @ 102........  2,620,000    2,901,886
     Union County, North Carolina, Enterprise
      System, Series A, 5.00%, 6/1/17, Callable
      6/1/13 @ 100, FSA-CR........................  1,100,000    1,192,026
     Wake County, North Carolina, Waste
      Management Project, 5.00%, 2/1/05...........  2,340,000    2,461,961
                                                              ------------
                                                                24,481,608
                                                              ------------
       Total North Carolina                                    114,255,954
                                                              ------------
     Puerto Rico (1.9%)
     General Obligation (1.9%)
     Puerto Rico Commonwealth, 5.50%, 7/1/13,
      MBIA........................................  2,000,000    2,333,379
                                                              ------------
       Total Municipal Bonds                                   116,589,333
                                                              ------------
     Investment Company (2.5%)
     PNC North Carolina Blackrock Fund............  3,054,402    3,054,402
                                                              ------------
     Total Investments
      (Cost $111,954,362) (a) -- 98.9%                         119,643,735
     Other assets in excess of liabilities -- 1.1%               1,292,315
                                                              ------------
     Net Assets -- 100.0%.........................            $120,936,050
                                                              ============

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                Unrealized appreciation............ $7,714,753
                Unrealized depreciation............    (25,380)
                                                    ----------
                Net unrealized appreciation........ $7,689,373
                                                    ==========

(b)Illiquid Security. Represents 2.2% of net assets.
AMBAC -- Insured by AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FSA-CR -- Insured by Financial Security Assurance.
MBIA -- Insured by Municipal Bond Insurance Association.


              See accompanying notes to the financial statements.

South Carolina Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003

                                                   Principal
                                                    Amount      Value
                                                   --------- -----------
Municipal Bonds (97.8%)
General Obligation Bonds (43.1%)
Beaufort County, South Carolina, School District,
 Series C, 5.00%, 3/1/09..........................  $500,000 $   561,790
Berkeley County, South Carolina, School
 District, 5.375%, 4/1/09, Callable 4/1/08 @
 102, SCSDE.......................................   750,000     853,425
Berkeley County, South Carolina, School
 District, 5.375%, 4/1/10, Callable 4/1/08 @
 102, SCSDE.......................................   500,000     562,545
Charleston County, South Carolina, School
 District, 5.00%, 2/1/11..........................   500,000     559,140
Georgetown County, South Carolina, School
 District, 5.50%, 3/1/08, SCSDE...................   500,000     570,700
Horry County, South Carolina, School District,
 Series A, 5.00%, 3/1/11, SCSDE...................   500,000     559,150
Kershaw County, South Carolina, School
 District, 6.125%, 2/1/16, Callable 2/1/10 @
 100, SCSDE.......................................   500,000     579,520
Lancaster County, South Carolina, School
 District, 5.00%, 3/1/11, Callable 3/1/10 @ 101,
 SCSDE............................................   500,000     556,040
Lexington & Richland Counties, South Carolina,
 School District, 5.15%, 3/1/07, MBIA,
 SCSDE............................................   500,000     556,020
Lexington County, South Carolina, 5.00%,
 2/1/14, Callable 2/1/12 @ 100, FGIC..............   500,000     547,360
Oconee County, South Carolina, 3.20%,
 4/1/05...........................................   100,000     103,137
Richland County, South Carolina, School
 District, Series B, 5.125%, 3/1/11, Callable
 3/1/05 @ 101, MBIA............................... 1,000,000   1,063,830
South Carolina, State Capital Improvements,
 Series B, 5.75%, 8/1/05..........................   500,000     541,975
South Carolina, State School Facilities, Series A,
 5.75%, 1/1/10, State Aid Withholding.............   500,000     583,110
Spartanburg County, South Carolina, School
 District, 5.25%, 5/1/10, SCSDE...................   500,000     571,485
York County, South Carolina, School District,
 Series A, 5.00%, 3/1/11, Callable 3/1/09 @
 101, SCSDE.......................................   500,000     552,300
York County, South Carolina, School District,
 Series A, 5.80%, 3/1/13, Callable 3/1/09 @
 101, SCSDE, FSA-CR...............................   500,000     576,610
                                                             -----------
                                                               9,898,137
                                                             -----------
Health Care Bonds (17.7%)
Florence County, South Carolina, Regional
 Medical Center Project, Series A, 5.25%,
 11/1/11, Callable 11/1/08 @ 102, MBIA............   500,000     557,160
Greenville, South Carolina, Hospital Systems,
 Series A, 5.25%, 5/1/06, GTY AGMT................   500,000     542,690
Lexington County, South Carolina, Health
 Services District, 4.75%, 11/1/09................   500,000     537,240
Medical University of South Carolina Facilities,
 5.50%, 7/1/06....................................   485,000     537,249
Medical University of South Carolina Facilities,
 6.00%, 8/15/12...................................   500,000     556,205

                                                  Principal
                                                   Amount      Value
                                                  --------- -----------
Municipal Bonds, continued
Health Care Bonds, continued
South Carolina Jobs Economic Development
 Authority Hospital Facilities, Anderson Area
 Medical Center, 5.50%, 2/1/11, Callable 2/1/09
 @ 101, FSA-CR................................... $500,000  $   559,650
South Carolina Jobs Economic Development
 Authority Hospital Facilities, Series A,
 2.75%, 4/1/05...................................  500,000      501,980
South Carolina Jobs Economic Development
 Authority Hospital Facilities, Palmetto Health
 Alliance, Series C, 6.00%, 8/1/12...............  250,000      265,058
                                                            -----------
                                                              4,057,232
                                                            -----------
Pollution Control Bonds (3.8%)
Darlington County, South Carolina, Pollution
 Control, 6.60%, 11/1/10, Callable 11/1/03 @
 102.50, MBIA....................................  500,000      517,255
Georgetown County, South Carolina, Pollution
 Control, Series A, 5.125%, 2/1/12...............  350,000      365,540
                                                            -----------
                                                                882,795
                                                            -----------
Transportation Bonds (3.5%)
South Carolina, Transportation Infrastructure,
 5.25%, 10/1/08, AMBAC...........................  700,000      797,769
                                                            -----------
Utility Bonds (29.7%)
Charleston, South Carolina, Waterworks &
 Sewer, 5.125%, 1/1/12...........................  375,000      420,615
Charleston, South Carolina, Waterworks &
 Sewer, 5.25%, 1/1/14............................  600,000      664,464
Columbia, South Carolina, Waterworks & Sewer,
 5.70%, 2/1/10...................................  500,000      579,885
Florence, South Carolina, Waterworks & Sewer,
 7.50%, 3/1/11, Callable 3/1/10 @ 101,
 AMBAC...........................................  590,000      738,774
Piedmont, South Carolina, Municipal Power
 Agency, 5.40%, 1/1/07, MBIA.....................  500,000      558,625
Piedmont, South Carolina, Municipal Power
 Agency, Series A, 4.50%, 1/1/09, Callable
 1/1/05 @ 100, FGIC..............................  500,000      519,365
Rock Hill, South Carolina, Utility System, Series
 A, 5.375%, 1/1/19, Callable 1/1/13 @ 100,
 FSA-CR..........................................  500,000      550,265
South Carolina State Public Service Authority,
 Series A, 5.50%, 1/1/09, MBIA...................  500,000      573,120
South Carolina State Public Service Authority,
 Series B, 5.00%, 1/1/09, FSA-CR.................  500,000      560,895
South Carolina State Public Service Authority,
 Series B, 5.00%, 1/1/18, Callable 1/01/09 @
 101, MBIA.......................................  500,000      530,935
Spartanburg, South Carolina, Water Works,
 5.25%, 6/1/11, FSA-CR...........................  500,000      568,435
Western Carolina, Sewer Authority, 5.25%,
 3/1/10, FSA-CR..................................  500,000      568,015
                                                            -----------
                                                              6,833,393
                                                            -----------
  Total Municipal Bonds                                      22,469,326
                                                            -----------

                                   Continued

South Carolina Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003

                                              Shares     Value
                                              ------- -----------
Investment Company (1.5%)
Federated Tax Exempt Money Market Fund....... 337,110 $   337,110
                                                      -----------
Total Investments
 (Cost $21,243,901) (a) -- 99.3%                       22,806,436
Other assets in excess of liabilities -- 0.7%             171,020
                                                      -----------
Net Assets -- 100.0%.........................         $22,977,456
                                                      ===========

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                    Unrealized appreciation.... $1,564,632
                    Unrealized depreciation....     (2,097)
                                                ----------
                    Net unrealized appreciation $1,562,535
                                                ==========

AMBAC -- Insured by AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FSA-CR -- Insured by Financial Security Assurance.
GTY AGMT -- Insured by Guaranty Agreement.
MBIA -- Insured by Municipal Bond Insurance Association.
SCSDE -- Insured by South Carolina School District Enhancement.

              See accompanying notes to the financial statements.

Virginia Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003

                                                  Principal
                                                   Amount       Value
                                                  ---------- -----------
Municipal Bonds (97.4%)
Virginia (95.3%)
Correctional Institutions (1.3%)
Riverside, Virginia, Regulation Jail Authority,
 5.00%, 7/1/11, MBIA............................. $1,000,000 $ 1,118,300
                                                             -----------
Education Bonds (8.1%)
Virginia College Building Authority, 5.50%,
 4/1/10..........................................  1,000,000   1,134,060
Virginia State Public School Authority,
 6.25%, 1/1/04...................................  1,000,000   1,007,100
Virginia State Public School Authority, Series
 B, 5.25%, 8/1/10, Callable 8/1/09 @ 101.........  1,000,000   1,132,250
Virginia State Public School Authority, Series I,
 5.25%, 8/1/10...................................  2,050,000   2,343,171
Virginia State Public School Authority, Series I,
 5.00%, 8/1/11, Callable 8/1/07 @ 101............  1,125,000   1,242,810
                                                             -----------
                                                               6,859,391
                                                             -----------
General Obligation Bonds (42.7%)
Alexandria, Virginia, Public Improvement,
 5.00%, 6/15/07..................................  1,335,000   1,490,140
Alexandria, Virginia, Public Improvement,
 5.00%, 6/15/08..................................  1,000,000   1,129,380
Arlington County, Virginia,
 5.125%, 6/1/11, Callable 6/1/09 @ 100...........  1,000,000   1,118,560
Chesapeake, Virginia,
 5.50%, 5/1/09, Callable 5/1/05 @ 102............  1,950,000   2,121,308
Fairfax County, Virginia, Series B,
 5.50%, 12/1/07..................................  1,000,000   1,144,920
Fairfax County, Virginia, Public Improvement,
 Series A, 5.00%, 6/1/09, Callable 6/1/08 @
 102.............................................  2,000,000   2,254,440
Loudoun County, Virginia, Public
 Improvement, Series C, 5.00%, 12/1/05...........  1,000,000   1,082,170
Loudoun County, Virginia, Public
 Improvement, Series C, 5.75%, 12/1/17,
 Prerefunded 12/1/09 @ 101.......................  2,000,000   2,380,740
Manassas, Virginia, 5.25%, 1/1/11, Callable
 1/1/08 @ 102....................................  1,200,000   1,337,484
Newport News, Virginia, 5.00%, 1/15/07...........  1,000,000   1,105,490
Newport News, Virginia, 5.00%, 3/1/11............  2,000,000   2,187,540
Newport News, Virginia, Series A, 5.50%,
 5/1/13, Callable 5/1/10 @ 102...................  1,845,000   2,108,835
Newport News, Virginia, Series B, 5.00%,
 11/1/18, State Aid Withholding..................  1,000,000   1,080,570
Pittsylvania County, Virginia, 5.625%,
 3/1/15..........................................  1,315,000   1,509,041
Richmond, Virginia, 5.25%, 1/15/09...............  1,500,000   1,705,920
Richmond, Virginia, Public Improvement,
 Series A, 5.45%, 1/15/08........................  1,500,000   1,705,875
Spotsylvania County, Virginia, 5.50%, 7/15/12,
 FSA-CR..........................................  2,925,000   3,402,272
Virginia Beach, Virginia, Public Improvement,
 5.25%, 8/1/07...................................  1,200,000   1,351,332
Virginia Beach, Virginia, Public Improvement,
 5.25%, 3/1/08...................................  1,000,000   1,133,350
Virginia Beach, Virginia, Public Improvement,
 5.25%, 3/1/11, Callable 3/1/10 @ 101............  3,205,000   3,620,367
Virginia State, 5.50%, 6/1/07....................  1,210,000   1,371,015
                                                             -----------
                                                              36,340,749
                                                             -----------

                                              Principal
                                               Amount       Value
                                              ---------- -----------
Municipal Bonds, continued
Virginia, continued
General Obligation Bonds, continued
Health Care Bonds (10.6%)
Danville, Virginia, Industrial Development
 Authority, Regional Medical Center, 5.00%,
 10/1/07, AMBAC.............................. $1,160,000 $ 1,290,396
Fredericksburg, Virginia, Industrial
 Development Authority, Hospital Facilities
 Revenue, Medicorp Health Systems,
 5.00%, 8/15/08..............................  1,000,000   1,101,540
Norfolk, Virginia, Industrial Development
 Authority, Daughters Charity Hospital,
 6.50%, 12/1/07, Callable 12/1/03 @ 101......  1,000,000   1,018,550
Virginia Beach, Virginia, Industrial
 Development Authority, Sentara Health
 Systems, 5.25%, 11/1/09, Callable 11/1/08 @
 101, MBIA...................................  1,000,000   1,124,810
Virginia Biotechnology Research Authority
 Lease Revenue, Biotech Two Project,
 5.15%, 9/1/10...............................  1,100,000   1,222,672
Virginia Biotechnology Research Authority
 Lease Revenue, Biotech Two Project,
 5.25%, 9/1/12, Callable 9/1/06 @ 101........  1,500,000   1,669,260
Winchester, Virginia, Industrial Development,
 Winchester Medical Center, 5.25%, 1/1/06,
 Callable 1/1/04 @ 102, AMBAC................  1,500,000   1,544,220
                                                         -----------
                                                           8,971,448
                                                         -----------
Housing Bonds (7.6%)
Suffolk, Virginia, Redevelopment & Housing
 Authority, 4.85%, 7/1/31....................  1,000,000   1,052,510
Virginia State Public Building Authority,
 Series A, 5.00%, 8/1/05.....................  1,200,000   1,284,204
Virginia State Public Building Authority,
 5.20%, 8/1/12, Callable 8/1/05 @ 101........  1,450,000   1,565,855
Virginia State Public Building Authority,
 Series A, 5.00%, 8/1/15, Callable 8/1/12
 @ 100.......................................  1,415,000   1,549,156
Virginia State Public Building Authority,
 Series A, 5.00%, 8/1/20, Callable 8/1/11
 @ 100.......................................  1,000,000   1,048,860
                                                         -----------
                                                           6,500,585
                                                         -----------
Transportation Bonds (17.3%)
Chesapeake Bay Bridge & Tunnel, Virginia,
 5.50%, 7/1/06, Callable 7/1/05 @ 102,
 FGIC........................................  2,400,000   2,617,008
Chesapeake Bay Bridge & Tunnel, Virginia,
 5.25%, 7/1/19, Callable 7/1/05 @ 102,
 MBIA........................................  1,075,000   1,151,142
Fairfax County, Virginia, Economic
 Development Authority, 1st Series, 5.25%,
 9/1/10, Callable 9/1/09 @ 102...............  1,000,000   1,140,470
Northern Virginia Community Commuter Rail,
 5.375%, 7/1/14..............................  1,000,000   1,120,140
Virginia Commonwealth Transportation Board,
 5.75%, 5/15/09..............................  1,000,000   1,165,240
Virginia Commonwealth Transportation Board,
 5.50%, 5/15/15, Callable 5/15/09 @ 101......  1,185,000   1,341,823
Virginia Commonwealth Transportation Board,
 5.00%, 9/27/12..............................  2,000,000   2,241,680

                                   Continued

Virginia Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003


                                                 Principal
                                                  Amount       Value
                                                 ---------- -----------
Municipal Bonds, continued
Virginia, continued
Transportation Bonds, continued
Virginia Commonwealth Transportation Board,
 5.375%, 5/15/14, Callable 5/15/11 @ 100........ $1,590,000 $ 1,769,940
Virginia State Transportation Board,
 Transportation Contract Revenue, Series A,
 5.125%, 5/15/12, Callable 5/15/06 @ 101........  2,000,000   2,201,080
                                                            -----------
                                                             14,748,523
                                                            -----------
Utility Bonds (7.7%)
Chesterfield County, Virginia, Pollution Control
 Authority, 5.50%, 10/1/09, Callable 11/8/06
 @ 101..........................................  2,500,000   2,752,951
Henrico County, Virginia, Water & Sewer,
 5.25%, 5/1/11, Callable 5/1/09 @ 102...........  1,310,000   1,465,523
Loudoun County, Virginia, Water & Sewer,
 5.75%, 1/1/11, FSA-CR..........................  1,000,000   1,163,130
Norfolk, Virginia, Water Revenue, 5.125%,
 11/1/11, Callable 11/1/08 @ 101, FSA-CR........  1,030,000   1,149,490
                                                            -----------
                                                              6,531,094
                                                            -----------
  Total Virginia                                             81,070,090
                                                            -----------

                                              Shares or
                                              Principal
                                               Amount       Value
                                              ---------- -----------
Municipal Bonds, continued
Washington DC (2.1%)
Transportation Bonds (2.1%)
Washington DC, Metropolitan Transportation
 Authority, 6.00%, 7/1/09, FGIC.............. $1,500,000 $ 1,771,245
                                                         -----------
  Total Municipal Bonds                                   82,841,335
                                                         -----------
Investment Company (1.7%)
PNC Virginia Blackrock Fund..................  1,445,044   1,445,044
                                                         -----------
Total Investments
 (Cost $78,195,754) (a) -- 99.1%                          84,286,379
Other assets in excess of liabilities -- 0.9%                738,166
                                                         -----------
Net Assets -- 100.0%.........................            $85,024,545
                                                         ===========

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                 Unrealized appreciation............ $6,090,625
                 Unrealized depreciation............         --
                                                     ----------
                 Net unrealized appreciation........ $6,090,625
                                                     ==========

AMBAC -- Insured by AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FSA-CR -- Insured by Financial Security Assurance.
MBIA -- Insured by Municipal Bond Insurance Association.

              See accompanying notes to the financial statements.

West Virginia Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003

                                               Principal
                                                Amount       Value
                                               ---------- -----------
Municipal Bonds (100.5%)
Commission Bonds (9.7%)
Harrison County, West Virginia, Building
 Commission, 5.15%, 4/1/18, Callable 4/1/08
 @ 102, AMBAC................................. $1,000,000 $ 1,048,870
West Virginia State Building Commission,
 5.50%, 7/1/07, MBIA..........................  1,050,000   1,187,078
West Virginia State Building Commission,
 Series A, 5.25%, 7/1/09, Callable 7/1/07 @
 102, MBIA....................................  2,500,000   2,813,350
West Virginia State Building Commission,
 Series A, 5.25%, 7/1/10, AMBAC...............  2,000,000   2,276,400
Wood County, West Virginia, Building
 Commission, 6.875%, 1/1/08, Callable 1/1/04
 @ 100........................................  1,280,000   1,525,632
                                                          -----------
                                                            8,851,330
                                                          -----------
Education Bonds (18.3%)
West Virginia Higher Education, Series A,
 5.00%, 4/1/10, MBIA..........................    500,000     561,130
West Virginia Higher Education, Series A,
 5.00%, 4/1/11, MBIA..........................  2,000,000   2,237,719
West Virginia Higher Education, Series A,
 5.00%, 4/1/12, MBIA..........................  2,000,000   2,229,880
West Virginia School Building Authority,
 6.00%, 7/1/08, Callable 7/1/07 @ 102,
 AMBAC........................................    500,000     575,700
West Virginia School Building Authority,
 5.30%, 7/1/09, Callable 7/1/07 @ 102,
 AMBAC........................................  1,000,000   1,127,970
West Virginia School Building Authority,
 5.40%, 7/1/10, Callable 7/1/07 @ 102,
 AMBAC........................................    750,000     846,878
West Virginia School Building Authority,
 Series B, 6.75%, 7/1/04, MBIA................    100,000     104,253
West Virginia State College, 6.00%, 4/1/06,
 Callable 10/1/03 @ 102, AMBAC, (c)...........    225,000     229,532
West Virginia State College, 6.00%, 4/1/07,
 Callable 10/1/03 @102, AMBAC, (c)............    425,000     433,560
West Virginia State College, 6.00%, 4/1/12,
 Callable 10/1/03 @ 102, AMBAC, (c)...........    890,000     907,925
West Virginia State University, 6.00%, 4/1/07,
 Callable 10/1/03 @ 102, AMBAC, (c)...........    400,000     408,056
West Virginia State University, 6.00%, 4/1/12,
 Callable 10/1/03 @ 102, AMBAC, (c)...........    700,000     714,098
West Virginia University, 5.75%, 4/1/16,
 Callable 4/1/06 @ 101, AMBAC.................  1,000,000   1,096,230
West Virginia University, Series A,
 5.00%, 4/1/08, MBIA..........................    500,000     560,160
West Virginia University, Series A,
 5.50%, 4/1/10, MBIA..........................  1,405,000   1,618,096
West Virginia University, Series A, 5.50%,
 4/1/11, MBIA.................................  1,485,000   1,710,675
West Virginia University, Series A, 5.25%,
 4/1/13, Callable 4/1/08 @ 102, AMBAC.........  1,125,000   1,246,331
                                                          -----------
                                                           16,608,193
                                                          -----------

                                                Principal
                                                 Amount       Value
                                                ---------- -----------
Municipal Bonds, continued
General Obligation Bonds (20.5%)
Berkeley County, West Virginia, Board of
 Education, 3.00%, 5/1/04, FGIC................ $  185,000 $   187,144
Cabell County, West Virginia, Board of
 Education, 6.60%, 5/1/04, MBIA................  1,000,000   1,032,800
Harrison County, West Virginia, Board of
 Education, 6.20%, 5/1/04, FGIC................    850,000     875,891
Kanawha County, West Virginia, Board of
 Education, 4.70%, 5/1/08, MBIA................  2,220,000   2,463,889
Ohio County, West Virginia, Board of
 Education, 5.00%, 6/1/13, Callable 6/1/08 @
 102, MBIA.....................................    800,000     871,360
West Virginia State, 5.50%, 6/1/09, FSA-CR.....  3,000,000   3,462,239
West Virginia State, 5.25%, 6/1/10, Callable
 6/1/08 @ 101, FGIC............................  2,575,000   2,881,116
West Virginia State, 5.50%, 6/1/10, FSA-CR.....  1,500,000   1,732,530
West Virginia State, 5.25%, 6/1/12, Callable
 6/1/08 @ 101, FGIC............................    800,000     888,824
West Virginia State, Series D, 5.25%, 11/1/12,
 Callable 11/1/06 @ 102, FGIC..................  1,495,000   1,666,641
West Virginia State, 5.75%, 6/1/14, Callable
 6/1/09 @ 101..................................  2,000,000   2,294,500
West Virginia State Capital Appreciation,
 6.01%, 11/1/18, FGIC*.........................    520,000     254,644
                                                           -----------
                                                            18,611,578
                                                           -----------
Health Care Bonds (11.2%)
Logan County, West Virginia, Logan County
 Health, 8.00%, 12/1/16........................    690,000     951,393
South Charleston, West Virginia, 5.50%,
 10/1/09, Callable 10/1/03 @ 100, MBIA.........    520,000     521,763
Weirton, West Virginia, Municipal Hospital
 Building, Series A, 5.25%, 12/1/11............  2,580,000   2,675,537
West Virginia State Hospital Finance Authority,
 5.90%, 1/1/06, Callable 1/1/04 @ 100,
 MBIA..........................................    680,000     687,990
West Virginia State Hospital Finance Authority,
 5.00%, 6/1/09, FSA-CR.........................  1,655,000   1,851,763
West Virginia State Hospital Finance Authority,
 5.00%, 8/1/09, Callable 8/1/07 @ 100,
 FSA-CR........................................    800,000     881,112
West Virginia State Hospital Finance Authority,
 6.00%, 9/1/12, Callable 9/1/10 @ 101..........    590,000     657,862
West Virginia State Hospital Finance Authority,
 6.10%, 1/1/18, Callable 1/1/04 @ 100,
 MBIA..........................................  1,300,000   1,315,561
West Virginia State Hospital Finance Authority,
 Series A, 5.60%, 1/1/05, AMBAC................    200,000     206,256
West Virginia State Hospital Finance Authority,
 Series A, 6.50%, 9/1/16.......................    330,000     416,031
                                                           -----------
                                                            10,165,268
                                                           -----------

                                   Continued

West Virginia Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003

                                               Principal
                                                Amount       Value
                                               ---------- -----------
Municipal Bonds, continued
Housing Bonds (4.7%)
Cabell, Putnam & Wayne Counties, West
 Virginia, Single Family Residential
 Mortgage, 7.375%, 4/1/11, FGIC............... $  570,000 $   716,570
Webster County, West Virginia, Housing
 Development Corporate Mortgage, 6.50%,
 4/1/18, Callable 10/1/03 @ 102, FHA..........  1,010,000   1,023,948
West Virginia State Housing Development
 Fund, Series E, 3.25%, 5/1/06................    440,000     455,976
West Virginia State Housing Development
 Fund, Series A, 5.60%, 5/1/16, Callable
 5/1/06 @ 102.................................    985,000   1,029,779
West Virginia State Housing Development
 Fund, Series E, 6.25%, 11/1/12, Callable
 11/1/03 @ 102................................    980,000   1,011,242
                                                          -----------
                                                            4,237,515
                                                          -----------
Pollution Control Bonds (5.9%)
Marshall County, West Virginia, Pollution
 Control, 5.45%, 7/1/14, Callable 1/1/04 @
 102, MBIA....................................    950,000     977,978
Monongalia County, West Virginia, Pollution
 Control, 5.95%, 4/1/13, Callable 4/1/04 @
 101..........................................  2,000,000   2,047,760
Pleasants County, West Virginia, Pollution
 Control, Series C, 6.15%, 5/1/15, Callable
 5/1/05 @ 102, AMBAC..........................  1,100,000   1,201,530
Pleasants County, West Virginia, Pollution
 Control, Series C, 6.15%, 5/1/15, Callable
 5/1/05 @ 102, AMBAC, MBIA....................  1,000,000   1,092,300
                                                          -----------
                                                            5,319,568
                                                          -----------
Transportation Bonds (20.0%)
Charleston, West Virginia, Series A, 7.00%,
 6/1/16, Callable 12/1/04 @ 102, LOC-Bank
 One West Virginia............................    580,000     630,303
Charleston, West Virginia, Urban Renewal
 Authority, 5.25%, 12/15/18, Callable
 12/15/09 @ 103, FSA-CR.......................  1,060,000   1,160,297
West Virginia Economic Development
 Authority, Series A, 4.25%, 6/1/08...........  1,000,000   1,089,540
West Virginia Economic Development
 Authority, Series A, 5.50%, 6/1/12, MBIA.....  2,000,000   2,302,120
West Virginia Economic Development
 Authority, Series A, 5.50%, 6/1/15, Callable
 6/1/12 @ 101, MBIA...........................  1,000,000   1,139,680
West Virginia Economic Development
 Authority, Series A, 5.00%, 10/1/15, Callable
 10/1/11 @ 101................................  1,250,000   1,358,313
West Virginia Economic Development
 Authority, Series A, 5.50%, 6/1/18, MBIA,
 Callable 6/1/12 @ 101........................  1,000,000   1,119,920
West Virginia Economic Development
 Authority, Series B, 2.35%, 7/15/04,
 AMBAC........................................    100,000     101,049

                                                Principal
                                                 Amount       Value
                                                ---------- -----------
Municipal Bonds, continued
Transportation Bonds, continued
West Virginia Economic Development,
 Department of Environmental Protection,
 4.75%, 11/1/10................................ $  750,000 $   811,793
West Virginia Economic Development,
 Department of Environmental Protection,
 4.75%, 11/1/11................................    785,000     842,407
West Virginia Economic Development,
 Department of Environmental Protection,
 4.75%, 11/1/12................................    815,000     870,762
West Virginia State Parkways Economic
 Development and Tourism Authority, 5.78%,
 5/15/07, FGIC*................................    325,000     300,606
West Virginia State Parkways Economic
 Development and Tourism Authority, 5.78%,
 5/15/07, FGIC*................................    175,000     162,388
West Virginia State Parkways Economic
 Development and Tourism Authority, 5.00%,
 5/15/09, FGIC.................................    560,000     630,986
West Virginia State Parkways Economic
 Development and Tourism Authority, 5.00%,
 5/15/10, FGIC.................................  2,055,000   2,308,339
West Virginia State Parkways Economic
 Development and Tourism Authority, 5.25%,
 5/15/12, FGIC.................................  1,000,000   1,134,450
West Virginia State Parkways Economic
 Development and Tourism Authority, 5.25%,
 5/15/19, FGIC.................................  2,000,000   2,246,080
                                                           -----------
                                                            18,209,033
                                                           -----------
Utility Bonds (10.2%)
Fairmont, West Virginia, Waterworks, 5.375%,
 7/1/13, Callable 7/1/07 @ 102, MBIA...........    680,000     761,559
Harrison County, West Virginia, County
 Commission Solid Waste Disposal, 6.30%,
 5/1/23, Callable 12/5/03 @ 102, AMBAC.........    860,000     880,838
Parkersburg, West Virginia, Waterworks &
 Sewer Systems, 5.80%, 9/1/19, Callable
 9/1/06 @ 102, FSA-CR..........................  2,660,000   2,961,483
Pea Ridge, West Virginia, Public Services
 District Sewer, 6.90%, 5/1/14, Callable 5/1/04
 @ 102, AMBAC..................................    610,000     643,166
West Virginia State Water Development
 Authority, Series A, 5.50%, 11/1/18, Callable
 11/1/09 @ 102, AMBAC..........................  1,000,000   1,121,480
West Virginia State Water Development
 Authority, Series A-I, 5.80%, 11/1/12,
 Callable 11/1/03 @ 100, FSA-CR................    425,000     426,768
West Virginia State Water Development
 Authority, Series B, 5.00%, 11/1/12,
 AMBAC (b).....................................  1,275,000   1,427,669
West Virginia State Water Development
 Authority, Series B, 5.25%, 11/1/23, Callable
 11/1/13 @ 101, AMBAC (b)......................  1,000,000   1,063,960
                                                           -----------
                                                             9,286,923
                                                           -----------
  Total Municipal Bonds                                     91,289,408
                                                           -----------

                                   Continued

West Virginia Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003

                                                Shares     Value
                                                ------- -----------
Investment Company (0.9%)
Federated Tax Exempt Money Market Fund......... 851,336 $   851,336
                                                        -----------
Total Investments
 (Cost $87,305,576) (a)  --  101.4%                      92,140,744
Liabilities in excess of other assets -- (1.4)%          (1,239,233)
                                                        -----------
Net Assets -- 100.0%...........................         $90,901,511
                                                        ===========

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                Unrealized appreciation............ $4,853,638
                Unrealized depreciation............    (18,470)
                                                    ----------
                Net unrealized appreciation........ $4,835,168
                                                    ==========

(b)Represents security purchased on a when-issued basis. At September 30, 2003, total cost of investments purchased on a when-issued basis was $2,438,052.

(c)At September 30, 2003, all or part of this security was pledged as collateral for securities purchased on a when-issued basis.

* Discount note. Rate disclosed represents the effective yield at the time of purchase.

AMBAC -- Insured by AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FHA -- Insured by Federal Housing Administration.
FSA-CR -- Insured by Financial Security Assurance.
MBIA -- Insured by Municipal Bond Insurance Association.
LOC -- Line of Credit.

              See accompanying notes to the financial statements.

Prime Money Market Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003


                                                  Principal    Amortized
                                                   Amount        Cost
                                                 ----------- -------------
     Certificates of Deposit (8.9%)
     Banking (8.9%)
     Abbey National Treasury Services PLC,
      1.81%, 10/17/03........................... $ 6,000,000  $  6,000,000
     Abbey National Treasury Services PLC,
      1.845%, 10/20/03..........................   5,000,000     5,000,013
     Bayerische Hypotheken-und Vereinsbank,
      1.115%, 11/25/03..........................  28,000,000    28,000,000
     BNP Paribas, 1.14%, 7/26/04................   5,000,000     4,999,487
     Credit Agricole Indosuez, 1.33%, 4/26/04...   2,000,000     1,999,886
     Credit Agricole Indosuez, 1.24%, 8/4/04....   5,000,000     4,999,578
     Danske Bank, 1.30%, 3/3/04.................   7,000,000     7,000,000
     Huntington National Bank, 1.16%,
      2/17/04...................................  15,000,000    15,000,000
     Mercantile Safe Deposit & Trust Co., 1.25%,
      6/1/04....................................  10,000,000    10,000,000
     Regions Bank, Alabama, 1.23%, 7/29/04......   3,200,000     3,200,000
     Societe General, Paris, 1.41%, 2/3/04......   4,000,000     4,000,137
     Svenska Handelsbanken, Stockholm, 1.27%,
      3/19/04...................................   5,000,000     5,002,545
     Svenska Handelsbanken, Stockholm, 1.25%,
      4/13/04...................................   5,000,000     4,999,732
                                                             -------------
       Total Certificates of Deposit                           100,201,378
                                                             -------------
     Commercial Paper (54.8%)
     Banking (18.4%)
     Bavaria TRR, 1.06%, (SWP Bayerische
      Hypotheken-und) 1.06%, 10/15/03**
      (b).......................................  24,500,000    24,489,901
     Blue Spice LLC, (SWP Deutsche Bank AG)
      1.08%, 10/14/03** (b).....................   7,000,000     6,997,270
     Blue Spice LLC, (SWP Deutsche Bank AG)
      1.09%, 12/11/03** (b).....................   7,000,000     6,984,952
     Citicorp, 1.07%, 10/14/03**................  30,000,000    29,988,408
     Dresdner U.S. Finance, (SA Dresdner Bank
      AG) 1.05%, 10/10/03.......................  10,000,000     9,997,388
     Fountain Square Commercial Funding Corp.,
      (SA Fifth Third Bank) 1.09%, 12/23/03**
      (b).......................................   5,000,000     4,987,435
     KBC Financial Products International Ltd.,
      (KBC Bank N.V.) 1.22%, 10/7/03**..........   4,000,000     3,999,193
     Kitty Hawk Funding Corp., (LIQ Bank of
      America N.A.) 1.10%, 10/20/03** (b).......  20,000,000    19,988,389
     Long Lane Master Trust IV Series A, (SWP
      Fleet National Bank) 1.07%,
      10/15/03 (b)..............................  15,000,000    14,993,758
     Long Lane Master Trust IV Series A,
      (SWP Fleet National Bank) 1.10%,
      10/31/03** (b)............................  25,000,000    24,977,083
     Ticonderoga Funding LLC, (SWP Bank of
      America N.A.) 1.08%, 10/6/03** (b)........  30,000,000    29,995,499
     Ticonderoga Funding LLC, (SWP Bank of
      America N.A.) 1.09%, 10/29/03** (b).......   5,000,000     4,995,761
     Tulip Funding Corp., (LIQ ABN AMRO
      Bank NV) 1.08%, 11/3/03** (b).............  25,000,000    24,975,249
                                                             -------------
                                                               207,370,286
                                                             -------------

                                                    Principal   Amortized
                                                     Amount       Cost
                                                   ----------- -----------
     Commercial Paper, continued
     Brokers (7.5%)
     Bear Stearns Securities Corp., 1.34%, 10/1/03 $25,000,000 $25,000,000
     Goldman Sachs Group, Inc., 1.14%, 12/15/03
      (c).........................................  10,000,000  10,000,000
     Goldman Sachs Group, Inc., 1.338%,
      10/1/03.....................................  15,000,000  15,000,000
     Goldman Sachs Group, Inc., 1.12%, 11/6/03
      (c).........................................   5,000,000   5,000,000
     Merrill Lynch & Co., Inc., 1.338%, 10/1/03...  30,000,000  30,000,000
                                                               -----------
                                                                85,000,000
                                                               -----------
     Consumer Products (0.4%)
     Diageo Capital PLC, (GTD Diageo PLC)
      1.33%, 2/17/04**............................   5,000,000   4,974,710
                                                               -----------
     Financial Services Auto (2.6%)
     Daimler Chrysler NA Holding Corp.,
      1.26%, 10/15/03**...........................   7,400,000   7,396,374
     Daimler Chrysler NA Holding Corp.,
      1.25%, 10/20/03**...........................   1,800,000   1,798,813
     Daimler Chrysler NA Holding Corp.,
      1.25%, 11/4/03**............................   2,000,000   1,997,639
     Ford Motor Credit Co., 1.26%, 10/3/03**......   7,600,000   7,599,468
     Ford Motor Credit Co., 1.25%, 10/7/03**......     900,000     899,813
     Ford Motor Credit Co., 1.29%, 11/7/03**......   1,900,000   1,897,481
     Ford Motor Credit Co., 1.29%, 11/25/03**.....   1,000,000     998,029
     New Center Asset Trust, 1.09%, 12/3/03**.....   7,000,000   6,986,648
                                                               -----------
                                                                29,574,265
                                                               -----------
     Financial Services - Commercial (8.4%)
     CIT Group, Inc., 1.05%, 10/10/03**...........   4,000,000   3,998,950
     Compass Securitization, 1.07%, 10/6/03* (b)..   8,000,000   7,999,315
     GE Capital International Funding Inc., (GTD
      General Electric Capital Corp.) 1.12%,
      3/10/04** (b)...............................  10,000,000   9,950,358
     Paradigm Funding, 1.08%, 10/6/03** (b).......  20,000,000  19,997,000
     Paradigm Funding, 1.11%, 1/21/04** (b).......   8,000,000   7,972,373
     Yorktown Capital LLC, 1.07%, 10/6/03** (b)...  25,000,000  24,996,285
     Yorktown Capital LLC, 1.08%, 10/24/03**
      (b).........................................  20,000,000  19,986,200
                                                               -----------
                                                                94,900,481
                                                               -----------
     Financial Services - Equipment (0.9%)
     John Deere Capital Corp., (SA Deere & Co.)
      1.15%, 11/15/03**...........................   3,100,000   3,096,534
     John Deere Credit Ltd., (GTD John Deere
      Capital Corp.) 1.16%, 10/31/03**............   6,900,000   6,893,330
     John Deere Finance S.A., (GTD John Deere
      Capital Corp.) 1.14%, 10/30/03**............     700,000     699,357
                                                               -----------
                                                                10,689,221
                                                               -----------
     Financial Services - Retail (6.9%)
     BISHIP'S Gate Residential Mortgage Trust,
      1.07%, 10/24/03**...........................  20,000,000  19,986,328
     BISHIP'S Gate Residential Mortgage Trust,
      1.08%, 10/31/03**...........................  20,000,000  19,982,000
     Barton Capital Corp., ( LIQ Societe Generale,
      Paris) 1.05%, 1/9/04** (b)..................   5,000,000   4,985,556
     Mortgage Interest Networking Trust, 1.07%,
      10/24/03**..................................  25,000,000  24,982,910
     Permanent Financing, PLC, Series 2,
      1.08%, 10/10/03*............................   8,000,000   8,000,000
                                                               -----------
                                                                77,936,794
                                                               -----------

                                   Continued

Prime Money Market Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003

                                                Principal    Amortized
                                                 Amount        Cost
                                               ----------- --------------
       Commercial Paper, continued
       Financial Securities (5.8%)
       Galaxy Funding, Inc., 1.10%, 11/25/03**
        (b)................................... $ 5,000,000 $    4,991,597
       Galaxy Funding, Inc., 1.09%, 12/10/03**
        (b)...................................   4,000,000      3,991,522
       Georgetown Funding LLC, 1.12%,
        10/20/03** (b)........................  19,500,000     19,488,473
       Georgetown Funding LLC, 1.11%,
        11/17/03** (b)........................   3,000,000      2,995,653
       K2 (USA) LLC, (GTD K2 Corp.)
        1.16%, 1/26/04** (b)..................   5,000,000      4,981,313
       K2 (USA) LLC, (GTD K2 Corp.)
        1.12%, 3/15/04** (b)..................   2,000,000      1,989,763
       Perry Global Funding LLC, 1.13%,
        3/8/04** (b)..........................  17,000,000     16,915,907
       Perry Global Funding LLC, 1.13%,
        3/15/04** (b).........................  10,000,000      9,948,356
                                                           --------------
                                                               65,302,584
                                                           --------------
       Home Building (0.4%)
       Centex Corp., 1.12%, 10/15/03**........   5,000,000      4,997,822
                                                           --------------
       Food and Beverage (2.8%)
       General Mills, Inc., 1.13%, 11/6/03**..  10,000,000      9,988,700
       Sara Lee Corp., 1.11%, 11/6/03** (b)...   2,000,000      1,997,780
       Sara Lee Corp., 1.11%, 11/6/03** (b)...  20,000,000     19,977,800
                                                           --------------
                                                               31,964,280
                                                           --------------
       Retail (0.6%)
       Home Depot, 0.92%, 12/16/03**..........   7,000,000      6,986,362
                                                           --------------
         Total Commercial Paper                               603,697,490
                                                           --------------
       U.S. Government Agencies (4.1%)
       Federal Home Loan Bank (0.6%)
       1.40%, 5/14/04, Callable 10/22/03 @
        100...................................   5,000,000      5,000,000
       1.25%, 7/2/04, Callable 12/11/03 @ 100.   2,000,000      2,000,000
                                                           --------------
                                                                7,000,000
                                                           --------------
       Federal Home Loan Mortgage Corp. (0.1%)
        5.25%, 2/15/04........................   1,500,000      1,521,371
                                                           --------------
       Federal National Mortgage Assoc. (3.4%)
       1.38% 5/07/04, Callable 10/16/03 @ 100.   3,000,000      3,000,000
       1.13%, 2/4/04**........................  15,000,000     14,941,200
       1.30%, 8/31/04, Callable 2/12/04 @ 100.   4,000,000      4,000,000
       1.45%, 9/14/04, Callable 2/20/04 @ 100.   3,000,000      3,000,000
       1.47%, 9/22/04, Callable 3/2/04 @ 100..   2,000,000      2,000,000
       1.50%, 9/24/04, Callable 3/2/04 @ 100..   8,250,000      8,250,000
       1.50%, 9/27/04, Callable 3/3/04 @ 100..   2,500,000      2,500,000
                                                           --------------
                                                               37,691,200
                                                           --------------
         Total U.S. Government Agencies                        46,212,571
                                                           --------------
       Corporate Bonds (5.5%)
       Asset Backed Securities (0.8%)
       Nissan Auto Receivables Owner Trust
        2003-AA1, 1.30%, 3/15/04..............     663,820        663,820
       WFS Financial Owner Trust 2003-2 A1,
        1.26%, 6/20/04........................   8,481,122      8,481,122
                                                           --------------
                                                                9,144,942
                                                           --------------

                                                 Principal    Amortized
                                                  Amount        Cost
                                                ----------- --------------
      Corporate Bonds, continued
      Brokers (1.8%)
      Goldman Sachs Group, Inc.,
       1.13%, 11/10/03 (c)..................... $20,000,000 $   20,000,000
                                                            --------------
      Chemicals (0.9)
      DuPont Teijin Films U.K. Limited,
       (GTD DuPont de nemours & Co.)
       1.16%, 12/29/03.........................  10,000,000     10,000,000
                                                            --------------
      Financial Services-Auto (0.9%)
      GMAC Residential Holding Corp.,
       (GTD General Motors Acceptance Corp.)
       0.78%, 10/1/03**........................   9,700,000      9,700,000
      GMAC Residential Holding Corp.,
       (GTD General Motors Acceptance Corp.)
       1.66%, 10/1/03..........................   1,000,000      1,000,000
                                                            --------------
                                                                10,700,000
                                                            --------------
      Financial Securities (0.6%)
      Beta Finance, Inc., (GTD Beta Finance
       Corp.) 1.84%, 10/24/03 (b)..............   2,000,000      2,000,000
      Beta Finance, Inc., (GTD Beta Finance
       Corp.) 1.43%, 8/16/04 (b)...............   5,000,000      5,000,000
                                                            --------------
                                                                 7,000,000
                                                            --------------
      Telecommunications (0.5%)
      SBC Communications, Inc., 4.18%,
       6/5/04 (b)..............................   5,000,000      5,098,963
                                                            --------------
        Total Corporate Bonds                                   61,943,905
                                                            --------------
      Variable Rate Notes (26.6%)*
      Banking & Financial Services (15.7%)
      Anchor Holdings LLC, Series 2000, (LCD
       U.S. Bank NA) 1.16%, 10/2/03............   1,875,000      1,875,000
      Becker, Minnesota, Pollution Control,
       (SWP Bank of New York)
       1.25%, 10/1/03..........................   8,700,000      8,700,000
      Blue Heron Funding VI Ltd. Class A2,
       (GTD WestLB AG)
       1.13%, 10/21/03 (b)(c)..................   5,000,000      5,000,000
      Blue Heron Funding III, Inc., Series 3A,
       (GTD WestLB AG) Class A,
       1.13%, 10/29/03 (b)(c)..................  30,000,000     30,000,000
      Christian Life Assembly of the Assemblies
       of God Series 2003, (LCD Fulton Bank),
       1.27%, 10/2/03..........................   2,000,000      2,000,000
      Gainesville & Hall Counties, Georgia
       Development Authority (LCD SunTrust
       Bank), 1.15%, 10/1/03...................   6,400,000      6,400,000
      Guilford Capital, LLC, Series 2002,
       (LCD Regions Bank, Alabama)
       1.32%, 10/2/03..........................   1,725,000      1,725,000
      H.C. Equities, (LCD Wachovia Bank NA)
       1.12%, 10/2/03..........................   4,975,000      4,975,000
      HBOS Treasury Services, PLC,
       1.15%, 10/20/03 (b).....................   4,500,000      4,502,539
      HBOS Treasury Services, PLC,
       1.12%, 11/20/03.........................   8,000,000      8,000,000
      HBOS Treasury Services, PLC,
       1.13%, 10/24/03.........................  10,000,000     10,000,000

                                   Continued

Prime Money Market Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003

                                                  Principal    Amortized
                                                   Amount        Cost
                                                 ----------- --------------
    Variable Rate Notes*, continued
    Banking & Financial Services, continued
    Holmes Financing PLC, 1.08%,
     10/15/03................................... $ 2,500,000 $    2,500,000
    Huntington National Bank, 1.07%,
     10/13/03...................................  15,000,000     14,994,470
    Indian Hills Country Club, (LCD Amsouth
     Bank NA, Brimingham) 1.22%,
     10/3/03....................................   3,540,000      3,540,000
    JW Harris Company, Inc., (LCD Fifth Third
     Bank, Cincinnati) 1.15%, 10/2/03...........   4,285,000      4,285,000
    Maryland State Economic Development
     Corp., Series 2001A (LCD
     Manufacturers & Traders Trust Co.)
     1.27%, 10/7/03.............................   7,000,000      7,000,000
    Monet Trust, Series 2000-1, (SWP
     Dresdner Bank AG) 1.21%, 12/26/03
     (b)(c).....................................   5,000,000      5,000,000
    New Keibler Thompson Co., Series 2000
     (LCD Manufacturers & Traders Trust
     Co.) 1.27%, 10/3/03........................  10,405,000     10,405,000
    Quality Synthetic Rubber Co., Series 2000
     (LCD U.S. Bank NA) 1.16%, 10/2/03..........   1,143,000      1,143,000
    Seven Hills School, Series 2000 (LCD Fifth
     Third Bank, Cincinnati) 1.15%,
     10/2/03....................................   2,310,000      2,310,000
    Spira Millenium LLC, Series 2001 (LCD
     Fleet National Bank) 1.17%, 10/2/03........   3,940,000      3,940,000
    Stone Creek LLC, (LCD Columbus Bank
     and Trust Co.) 1.15%, 10/2/03..............  14,485,000     14,485,000
    TOG Poperties LLC, Series 2003 (LCD
     Amsouth Bank NA) 1.22%, 10/2/03............   5,400,000      5,400,000
    Village of Bartlett, Illinois, Redevelopment
     Project, (LCD Lasalle Bank NA)
     1.20%, 10/1/03.............................   5,000,000      5,000,000
    Wells Fargo & Co., 1.11%, 10/2/03...........   6,000,000      6,000,000
    Wells Fargo & Co., 1.19%, 10/14/03..........   3,000,000      3,000,000
    World Wildlife Fund, Inc., Series 2000 B
     (INS AMBAC Financial Group, Inc.)
     1.14%, 10/2/03.............................   4,935,000      4,935,000
                                                             --------------
                                                                177,115,009
                                                             --------------
    Broker (1.0%)
    Merrill Lynch & Company, Inc., 1.245%,
     10/14/03 (b)...............................  12,000,000     12,000,000
                                                             --------------
    Federal Home Loan Mortgage Corp. (2.4%)
     1.11%, 12/9/03*............................  27,000,000     27,000,000
                                                             --------------
    Financial Services Commercial (2.8%)
    General Electric Capital Corp.,
     1.20%, 10/9/03 (b).........................   7,000,000      7,000,000
    General Electric Capital Corp.,
     1.37%, 10/1/03.............................  10,000,000     10,001,213
    General Electric Capital Corp.,
     1.15%, 10/17/03 (b)........................   7,000,000      7,000,000
    Paradigm Funding, 1.08%, 10/6/03 (b)........   8,000,000      8,000,000
                                                             --------------
                                                                 32,001,213
                                                             --------------

                                                 Principal     Amortized
                                                  Amount         Cost
                                                ----------- --------------
    Variable Rate Notes*, continued
    Financial Securities (2.5%)
    Beta Finance, 1.065%, 10/1/03 (b).......... $ 2,000,000 $    1,999,894
    Beta Finance Inc., (GTD Beta Finance
     Corp.) 1.075%, 10/4/03 (b)................   4,000,000      3,999,832
    K2 (USA) LLC, 1.075%, 10/3/03..............  10,000,000      9,997,500
    K2 (USA) LLC, (GTD K2 Corp.)
     1.065%, 10/1/03...........................   5,000,000      5,000,000
    Sigma Finance, Inc., (GTD Sigma Finance
     Corp.) 1.08%, 10/17/03....................   7,000,000      6,999,426
                                                            --------------
                                                                27,996,652
                                                            --------------
    Insurance (2.2%)
    Allstate Life Insurance Co., 1.33%,
     12/1/03 (c)...............................   2,000,000      2,000,000
    General Electric Capital Assurance Co.,
     1.26%, 11/10/03...........................   5,000,000      5,000,000
    Jackson National Life Insurance Co.,
     1.21%, 10/22/03 (c).......................   3,000,000      3,000,000
    Metropolitan Life Insurance Co., 1.28%,
     11/3/03 (c)...............................   5,000,000      5,000,000
    New York Life Insurance Co., 1.24%,
     11/28/03 (c)..............................   5,000,000      5,000,000
    Travelers Insurance Co., 1.23%,
     11/20/03 (c)..............................   5,000,000      5,000,000
                                                            --------------
                                                                25,000,000
                                                            --------------
      Total Variable Rate Notes                                317,112,189
                                                            --------------
    Collateralized Loan Agreements (1.8%)
    Greenwich Capital Marketing, 1.31%, dated
     9/30/03 maturing 10/1/03, with maturity
     value of $20,000,728 (collateralized fully
     by various U.S. Government
     Agencies).................................  20,000,000     20,000,000
                                                            --------------
      Total Collateralized Loan Agreements                      20,000,000
                                                            --------------
    Repurchase Agreements (1.4%)
    UBS Warburg LLC, 1.12%, dated 9/30/03
     maturing 10/1/03, with maturity value of
     $15,811,492 (collateralized fully by
     various U.S. Government Agencies).........  15,811,000     15,811,000
                                                            --------------
      Total Repurchases Agreements                              15,811,000
                                                            --------------
    Total Investments (Amortized Cost
     $1,164,978,533) (a) -- 103.1%                           1,164,978,533
    Liabilities in excess of other assets --
     (3.1)%....................................                (34,971,160)
                                                            --------------
    Net Assets -- 100.0%.......................             $1,130,007,373
                                                            ==============

                                   Continued

Prime Money Market Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2003

              See accompanying notes to the financial statements.

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
(b)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities to be liquid.
(c)Illiquid security. Represents 8.4% of net assets.
* The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The rate reflected is the rate in effect as of September 30, 2003. The maturity date reflected is the next reset date.
**Discount note. Rate disclosed represents the effective yield at the time of purchase.

GTD -- Guaranteed
INS -- Insurance
LCD -- Letter of Credit
LIQ -- Liquidity Agreement
PLC -- Public Limited Company.
SA -- Support Agreement
SWP -- Swap
LLC -- Limited Liability Company.

U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003

                                           Principal    Amortized
                                            Amount        Cost
                                          ------------ ------------
U.S. Treasury Bills* (19.5%)
1.08%, 10/16/03.......................... $ 50,000,000 $ 49,977,431
1.07%, 10/30/03..........................   50,000,000   49,957,547
0.93%, 12/18/03..........................   50,000,000   49,901,406
0.99%, 3/18/04...........................   40,000,000   39,814,569
                                                       ------------
  Total U.S. Treasury Bills                             189,650,953
                                                       ------------
U.S. Treasury Notes (31.0%)
4.25%, 11/15/03..........................   50,000,000   50,199,665
3.00%, 11/30/03..........................   50,000,000   50,173,788
3.25%, 12/31/03..........................   50,000,000   50,277,435
3.00%, 1/31/04...........................   50,000,000   50,322,142
4.75%, 2/15/04...........................   50,000,000   50,687,514
3.00%, 2/29/04...........................   50,000,000   50,408,813
                                                       ------------
  Total U.S. Treasury Notes                             302,069,357
                                                       ------------
Repurchase Agreement (49.3%)
Bank of America, 0.90%, dated 9/30/03,
 maturing 10/1/03, with maturity value of
 $100,002,500 (Collateralized fully by
 U.S. Treasury Bonds)....................  100,000,000  100,000,000

                                            Principal    Amortized
                                             Amount        Cost
                                           ------------ ------------
Repurchase Agreement, continued
First Boston, 0.95%, dated 9/30/03,
 maturing 10/1/03, with maturity value of
 $129,860,233 (Collateralized fully by
 U.S. Treasury Notes)..................... $129,856,806 $129,856,806
Goldman Sachs, 0.92%, dated 9/30/03,
 maturing 10/1/03, with maturity value of
 $100,002,556 (Collateralized fully by
 U.S. Treasury Notes).....................  100,000,000  100,000,000
Lehman Brothers, 0.95%, dated 9/30/03,
 maturing 10/1/03, with maturity value of
 $116,003,061 (Collateralized fully by
 U.S. Treasury Bills).....................  116,000,000  116,000,000
Merrill Lynch, 0.90%, dated 9/30/03,
 maturing 10/1/03, with maturity value of
 $35,000,875 (Collateralized fully by U.S.
 Treasury Notes)..........................   35,000,000   35,000,000
                                                        ------------
  Total Repurchase Agreements                            480,856,806
                                                        ------------
Total Investments
 (Amortized Cost $972,577,116) (a) --
 99.8%                                                   972,577,116
Other assets in excess of
 liabilities -- 0.2%......................                 1,638,421
                                                        ------------
Net Assets -- 100.0%......................              $974,215,537
                                                        ============

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
* Discount note. Rate disclosed represents the effective yield at time of purchase.

              See accompanying notes to the financial statements.

Capital Manager Conservative Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003


                                                 Shares      Value
                                                --------- -----------
Investment Companies (100.3%)
BB&T Intermediate Corporate Bond Fund..........   562,018 $ 6,024,833
BB&T Intermediate U.S. Government Bond
 Fund.......................................... 1,039,230  10,995,057
BB&T International Equity Fund.................   357,178   2,493,102
BB&T Large Company Growth Fund (b).............   549,327   4,279,261
BB&T Large Company Value Fund..................   436,942   6,510,429
BB&T Mid Cap Growth Fund (b)...................    75,433     770,922
BB&T Mid Cap Value Fund........................    91,483   1,187,450
BB&T Short U.S. Government Income Fund.........   301,204   2,981,924
BB&T Small Company Growth Fund (b).............    40,861     484,606
BB&T Small Company Value Fund..................    66,409     759,722
BB&T U.S. Treasury Money Market Fund........... 1,263,374   1,263,374
                                                          -----------
  Total Investment Companies                               37,750,680
                                                          -----------
Total Investments In Affiliates
 (Cost $38,647,529) (a) -- 100.3%                          37,750,680
Liabilities in excess of other assets -- (0.3)%              (125,995)
                                                          -----------
Net Assets -- 100.0%...........................           $37,624,685
                                                          ===========

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                    Unrealized appreciation.... $   778,461
                    Unrealized depreciation....  (1,675,310)
                                                -----------
                    Net unrealized depreciation $  (896,849)
                                                ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

Capital Manager Moderate Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003

                                                 Shares      Value
                                                --------- -----------
Investment Companies (100.1%)
BB&T Intermediate Corporate Bond Fund..........   338,003 $ 3,623,395
BB&T Intermediate U.S. Government Bond
 Fund..........................................   624,943   6,611,896
BB&T International Equity Fund.................   643,616   4,492,441
BB&T Large Company Growth Fund (b).............   990,076   7,712,689
BB&T Large Company Value Fund..................   787,439  11,732,838
BB&T Mid Cap Growth Fund (b)...................   136,012   1,390,048
BB&T Mid Cap Value Fund........................   164,838   2,139,602
BB&T Short U.S. Government Income Fund.........   181,138   1,793,271
BB&T Small Company Growth Fund (b).............    73,552     872,332
BB&T Small Company Value Fund..................   119,629   1,368,561
BB&T U.S. Treasury Money Market Fund........... 1,659,199   1,659,199
                                                          -----------
  Total Investment Companies                               43,396,272
                                                          -----------
Total Investments In Affiliates
 (Cost $47,302,549) (a) -- 100.1%                          43,396,272
Liabilities in excess of other assets -- (0.1)%               (63,460)
                                                          -----------
Net Assets -- 100.0%...........................           $43,332,812
                                                          ===========

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                    Unrealized appreciation.... $   463,084
                    Unrealized depreciation....  (4,369,361)
                                                -----------
                    Net unrealized depreciation $(3,906,277)
                                                ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

Capital Manager Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003

                                                 Shares      Value
                                                --------- -----------
Investment Companies (100.2%)
BB&T Intermediate Corporate Bond Fund..........   123,798 $ 1,327,113
BB&T Intermediate U.S. Government Bond
 Fund..........................................   228,970   2,422,498
BB&T International Equity Fund.................   644,248   4,496,854
BB&T Large Company Growth Fund (b).............   991,392   7,722,945
BB&T Large Company Value Fund..................   788,408  11,747,273
BB&T Mid Cap Growth Fund (b)...................   136,073   1,390,662
BB&T Mid Cap Value Fund........................   165,064   2,142,528
BB&T Short U.S. Government Income Fund.........    66,304     656,405
BB&T Small Company Growth Fund (b).............    73,655     873,547
BB&T Small Company Value Fund..................   119,779   1,370,266
BB&T U.S. Treasury Money Market Fund........... 1,247,497   1,247,497
                                                          -----------
  Total Investment Companies                               35,397,588
                                                          -----------
Total Investments In Affiliates
 (Cost $41,358,541) (a) -- 100.2%                          35,397,588
Liabilities in excess of other assets -- (0.2)%               (60,551)
                                                          -----------
Net Assets -- 100.0%...........................           $35,337,037
                                                          ===========

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                    Unrealized appreciation.... $   180,308
                    Unrealized depreciation....  (6,141,261)
                                                -----------
                    Net unrealized depreciation $(5,960,953)
                                                ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

Capital Manager Aggressive Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2003


                                                Shares     Value
                                                ------- -----------
Investment Companies (100.2%)
BB&T International Equity Fund................. 412,623 $ 2,880,111
BB&T Large Company Growth Fund (b)............. 634,959   4,946,334
BB&T Large Company Value Fund.................. 505,050   7,525,240
BB&T Mid Cap Growth Fund (b)...................  87,177     890,945
BB&T Mid Cap Value Fund........................ 105,671   1,371,612
BB&T Small Company Growth Fund (b).............  47,136     559,031
BB&T Small Company Value Fund..................  76,642     876,790
BB&T U.S. Treasury Money Market Fund........... 785,274     785,274
                                                        -----------
  Total Investment Companies                             19,835,337
                                                        -----------
Total Investments In Affiliates
 (Cost $21,975,372) (a) -- 100.2%                        19,835,337
Liabilities in excess of other assets -- (0.2)%             (31,211)
                                                        -----------
Net Assets -- 100.0%...........................         $19,804,126
                                                        ===========

--------
(a)Represents cost for financial reporting purposes, is substantially the same for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

                    Unrealized appreciation.... $    31,852
                    Unrealized depreciation....  (2,171,887)
                                                -----------
                    Net unrealized depreciation $(2,140,035)
                                                ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

BB&T Funds
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
                                                             September 30, 2003

                                                                                                                Large
                                                                                                 Balanced      Company
                                                                                                   Fund       Value Fund
                                                                                               ------------  ------------
Assets:
Investments, at cost.......................................................................... $105,298,185  $486,981,433
  Unrealized appreciation (depreciation)......................................................    9,971,890    41,171,561
                                                                                               ------------  ------------
  Investments, at value*......................................................................  115,270,075   528,152,994
Interest and dividends receivable.............................................................      323,732     1,065,022
Receivable for capital shares issued..........................................................           --            --
Receivable for investments sold...............................................................    7,654,539       240,889
Prepaid offering costs........................................................................           --            --
Prepaid expenses..............................................................................        3,127         9,967
                                                                                               ------------  ------------
Total Assets..................................................................................  123,251,473   529,468,872
                                                                                               ------------  ------------
Liabilities:
Dividends payable.............................................................................      152,274       552,352
Payable for capital shares redeemed...........................................................          330         3,506
Payable for collateral received on loaned securities..........................................   11,914,104            --
Payable for investments purchased.............................................................      567,834     1,502,638
Accrued expenses and other payables:
  Investment advisory fees....................................................................       55,602       243,185
  Administration, transfer agent and fund accounting fees.....................................        3,807        17,110
  Distribution fees...........................................................................       13,662        27,475
  Other.......................................................................................       30,119        99,203
                                                                                               ------------  ------------
Total Liabilities.............................................................................   12,737,732     2,445,469
                                                                                               ------------  ------------
Net Assets:
Capital.......................................................................................  118,975,005   493,918,577
Undistributed (distributions in excess of) net investment income..............................       89,108       (50,230)
Net realized gains (losses) from investment transactions......................................  (18,522,262)   (8,016,505)
Net unrealized appreciation (depreciation) of investments.....................................    9,971,890    41,171,561
                                                                                               ------------  ------------
Net Assets.................................................................................... $110,513,741  $527,023,403
                                                                                               ============  ============
Net Assets
  Class A Shares.............................................................................. $ 13,826,964  $ 25,397,303
  Class B Shares..............................................................................   12,734,641    26,215,273
  Class C Shares..............................................................................      218,166       121,931
  Institutional Shares........................................................................   83,733,970   475,288,896
                                                                                               ------------  ------------
Total......................................................................................... $110,513,741  $527,023,403
                                                                                               ============  ============
Outstanding Units of Beneficial Interest (Shares)
  Class A Shares..............................................................................    1,264,714     1,707,848
  Class B Shares..............................................................................    1,172,939     1,776,891
  Class C Shares..............................................................................       20,109         8,276
  Institutional Shares........................................................................    7,680,619    31,906,051
                                                                                               ------------  ------------
Total.........................................................................................   10,138,381    35,399,066
                                                                                               ============  ============
Net Asset Value
  Class A Shares -- redemption price per share................................................ $      10.93  $      14.87
                                                                                               ============  ============
  Class B Shares -- offering price per share**................................................ $      10.86  $      14.75
                                                                                               ============  ============
  Class C Shares -- offering price per share**................................................ $      10.85  $      14.73
                                                                                               ============  ============
  Institutional Shares -- offering and redemption price per share............................. $      10.90  $      14.90
                                                                                               ============  ============
Maximum Sales Charge -- Class A Shares........................................................         5.75%         5.75%
                                                                                               ============  ============
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of net asset value adjusted to the
 nearest cent) per share -- Class A Shares.................................................... $      11.60  $      15.78
                                                                                               ============  ============

--------
* The Balanced Fund, Large Company Growth Fund, Mid Cap Growth Fund, Small Company Value Fund, and Small Company Growth Fund include securities on loan of $11,713,006, $125,706,778, $44,534,337, $5,954,650 and $45,583,216
   respectively.
** Redemption price per share varies by length of time shares are held.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



    Large                                    Small         Small         Special
   Company      Mid Cap        Mid Cap      Company       Company     Opportunities
 Growth Fund   Value Fund    Growth Fund   Value Fund   Growth Fund    Equity Fund
------------  ------------  ------------  -----------  -------------  -------------
$392,681,118  $129,539,117  $128,998,349  $46,368,226  $ 170,325,088   $38,915,267
  32,761,922    22,207,069    23,457,849    3,580,111     20,546,816     1,401,754
------------  ------------  ------------  -----------  -------------   -----------
 425,443,040   151,746,186   152,456,198   49,948,337    190,871,904    40,317,021
     140,478       314,620        15,442       51,742         11,432        28,296
          50            --            --           --             --       811,006
          --            --     3,023,090           --      2,794,746            --
          --            --            --        1,648             --        25,034
       3,783           798         1,628        7,977          4,545        12,310
------------  ------------  ------------  -----------  -------------   -----------
 425,587,351   152,061,604   155,496,358   50,009,704    193,682,627    41,193,667
------------  ------------  ------------  -----------  -------------   -----------
          --       288,220            --           --             --            --
         150            --            --      197,337          3,106            --
 131,126,179            --    46,374,937    6,157,154     48,913,907            --
          --            --     1,132,830           --      1,045,944       947,651
     134,113        75,614        54,925       36,110        123,412            --
       9,459         5,182         3,670        1,484          4,930         1,347
      13,621         3,515         2,384           31          7,808         7,057
      51,351        12,904        20,150       13,552         47,108         6,238
------------  ------------  ------------  -----------  -------------   -----------
 131,334,873       385,435    47,588,896    6,405,668     50,146,215       962,293
------------  ------------  ------------  -----------  -------------   -----------
 339,021,964   137,636,463    95,967,720   39,585,870    226,906,589    38,660,638
          --            --            --           --             --            --
 (77,531,408)   (8,167,363)  (11,518,107)     438,055   (103,916,993)      168,982
  32,761,922    22,207,069    23,457,849    3,580,111     20,546,816     1,401,754
------------  ------------  ------------  -----------  -------------   -----------
$294,252,478  $151,676,169  $107,907,462  $43,604,036  $ 143,536,412   $40,231,374
============  ============  ============  ===========  =============   ===========
$  7,042,194  $  6,841,322  $  6,486,372  $   112,080  $   6,006,907   $ 5,459,766
  14,217,440     2,071,240     1,030,393       28,989      7,519,509     4,359,866
      31,359       483,633       164,278        1,140         49,899     4,051,547
 272,961,485   142,279,974   100,226,419   43,461,827    129,960,097    26,360,195
------------  ------------  ------------  -----------  -------------   -----------
$294,252,478  $151,676,169  $107,907,462  $43,604,036  $ 143,536,412   $40,231,374
============  ============  ============  ===========  =============   ===========
     915,975       527,233       658,919        9,800        522,484       518,541
   1,932,998       160,386       106,393        2,542        703,947       415,358
       4,257        37,445        16,959          100          4,665       385,871
  35,047,289    10,961,679     9,804,057    3,799,362     10,962,204     2,502,262
------------  ------------  ------------  -----------  -------------   -----------
  37,900,519    11,686,743    10,586,328    3,811,804     12,193,300     3,822,032
============  ============  ============  ===========  =============   ===========
$       7.69  $      12.98  $       9.84  $     11.44  $       11.50   $     10.53
============  ============  ============  ===========  =============   ===========
$       7.36  $      12.91  $       9.68  $     11.40  $       10.68   $     10.50
============  ============  ============  ===========  =============   ===========
$       7.37  $      12.92  $       9.69  $     11.40  $       10.70   $     10.50
============  ============  ============  ===========  =============   ===========
$       7.79  $      12.98  $      10.22  $     11.44  $       11.86   $     10.53
============  ============  ============  ===========  =============   ===========
        5.75%         5.75%         5.75%        5.75%          5.75%         5.75%
============  ============  ============  ===========  =============   ===========

$       8.16  $      13.77  $      10.44  $     12.14  $       12.20   $     11.17
============  ============  ============  ===========  =============   ===========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
                                                             September 30, 2003

                                                                                                Short U.S.
                                                                                 International  Government
                                                                                  Equity Fund   Income Fund
                                                                                 ------------- ------------
Assets:
Investments, at cost............................................................ $172,805,181  $301,556,316
 Unrealized appreciation (depreciation).........................................   18,941,336     2,129,799
                                                                                 ------------  ------------
 Investments, at value*.........................................................  191,746,517   303,686,115
Foreign currency, at value**....................................................      398,607            --
Interest and dividends receivable...............................................      492,066     1,558,827
Receivable for capital shares issued............................................      249,000            --
Receivable for investments sold.................................................    2,757,516            --
Receivable from advisor.........................................................           --            --
Reclaims receivable.............................................................      253,171            --
Prepaid offering costs..........................................................           --            --
Prepaid expenses................................................................       23,213         4,084
                                                                                 ------------  ------------
Total Assets....................................................................  195,920,090   305,249,026
                                                                                 ------------  ------------
Liabilities:
Cash overdraft..................................................................      460,098            --
Dividends payable...............................................................      241,949       493,298
Payable for capital shares redeemed.............................................           --            --
Payable for forward foreign currency contracts..................................      385,758            --
Payable for collateral received on loaned securities............................           --    95,024,780
Payable for investments purchased...............................................    3,168,818            --
Accrued expenses and other payables:
 Investment advisory fees.......................................................      158,366        86,359
 Administration, transfer agent and fund accounting fees........................        6,603         5,774
 Distribution fees..............................................................        2,521         2,045
 Other..........................................................................        6,073        38,028
                                                                                 ------------  ------------
Total Liabilities...............................................................    4,430,186    95,650,284
                                                                                 ------------  ------------
Net Assets:
Capital.........................................................................  240,398,621   209,141,511
Undistributed (distributions in excess of) net investment income................      235,107       (55,347)
Net realized gains (losses) from investment and foreign currency transactions...  (67,741,512)   (1,617,221)
Net unrealized appreciation (depreciation) of investments and translation of
 assets and liabilities in foreign currency.....................................   18,597,688     2,129,799
                                                                                 ------------  ------------
Net Assets...................................................................... $191,489,904  $209,598,742
                                                                                 ============  ============
Net Assets
 Class A Shares................................................................. $  2,161,588  $  9,618,702
 Class B Shares.................................................................    2,011,545            --
 Class C Shares.................................................................        2,113            --
 Institutional Shares...........................................................  187,314,658   199,980,040
                                                                                 ------------  ------------
Total........................................................................... $191,489,904  $209,598,742
                                                                                 ============  ============
Outstanding Units of Beneficial Interest (Shares)
 Class A Shares.................................................................      314,063       972,803
 Class B Shares.................................................................      305,988            --
 Class C Shares.................................................................          321            --
 Institutional Shares...........................................................   26,846,874    20,201,497
                                                                                 ------------  ------------
Total...........................................................................   27,467,246    21,174,300
                                                                                 ============  ============
Net Asset Value
 Class A Shares -- redemption price per share................................... $       6.88  $       9.89
                                                                                 ============  ============
 Class B Shares -- offering price per share***.................................. $       6.57  $         --
                                                                                 ============  ============
 Class C Shares -- offering price per share***.................................. $       6.58  $         --
                                                                                 ============  ============
 Institutional Shares -- offering and redemption price per share................ $       6.98  $       9.90
                                                                                 ============  ============
Maximum Sales Charge -- Class A Shares..........................................         5.75%         3.00%
                                                                                 ============  ============
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of net asset value
 adjusted to the nearest cent) per share -- Class A Shares...................... $       7.30  $      10.20
                                                                                 ============  ============

--------
* The Short U.S. Government Income Fund, Intermediate U.S. Government Bond Fund and Intermediate Corporate Bond Fund include securities on loan of $93,172,576, $208,961,915, and $46,545,032 respectively.
** The International Equity Fund includes foreign currency at cost of $397,357. ***Redemption price per share varies by length of time shares are held.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



 Intermediate   Intermediate    Kentucky      Maryland    North Carolina South Carolina
U.S. Government  Corporate    Intermediate  Intermediate   Intermediate   Intermediate
   Bond Fund     Bond Fund    Tax-Free Fund Tax-Free Fund Tax-Free Fund  Tax-Free Fund
--------------- ------------  ------------- ------------- -------------- --------------
 $663,074,797   $258,047,947   $15,967,784   $5,240,865    $111,954,362   $21,243,901
   14,184,779     13,206,849       490,927       74,784       7,689,373     1,562,535
 ------------   ------------   -----------   ----------    ------------   -----------
  677,259,576    271,254,796    16,458,711    5,315,649     119,643,735    22,806,436
           --             --            --           --              --            --
    3,073,501      3,118,153       218,386       66,339       1,629,642       248,728
           --             --            --           --          63,351            --
           --             --            --           --              --            --
           --             --           518        9,713              --            --
           --             --            --           --              --            --
           --             --         1,439          914              --            --
        3,650          9,122           984        1,160             690           727
 ------------   ------------   -----------   ----------    ------------   -----------
  680,336,727    274,382,071    16,680,038    5,393,775     121,337,418    23,055,891
 ------------   ------------   -----------   ----------    ------------   -----------
           --             --            --           --              --            --
    1,245,788        857,881        39,953       11,439         322,891        61,958
       19,714         35,182            --           --              --            --
           --             --            --           --              --            --
  212,794,515     47,405,625            --           --              --            --
           --             --            --           --              --            --
      179,975         90,516            --           --          48,697         8,453
       15,396          7,680           340          110           3,286           627
        9,148          6,220           218           62           3,103           569
       55,377         30,932         2,725        3,023          23,391         6,828
 ------------   ------------   -----------   ----------    ------------   -----------
  214,319,913     48,434,036        43,236       14,634         401,368        78,435
 ------------   ------------   -----------   ----------    ------------   -----------
  446,633,927    214,123,825    16,196,413    5,322,245     112,732,421    21,369,513
      (72,568)        77,466         1,953          455          49,460        14,088
    5,270,676     (1,460,105)      (52,491)     (18,343)        464,796        31,320

   14,184,779     13,206,849       490,927       74,784       7,689,373     1,562,535
 ------------   ------------   -----------   ----------    ------------   -----------
 $466,016,814   $225,948,035   $16,636,802   $5,379,141    $120,936,050   $22,977,456
 ============   ============   ===========   ==========    ============   ===========
 $  9,646,158   $  4,307,782   $ 1,877,368   $  481,936    $ 25,323,209   $ 4,680,184
    7,869,340      6,358,018            --           --              --            --
      836,208        281,945            --           --              --            --
  447,665,108    215,000,290    14,759,434    4,897,205      95,612,841    18,297,272
 ------------   ------------   -----------   ----------    ------------   -----------
 $466,016,814   $225,948,035   $16,636,802   $5,379,141    $120,936,050   $22,977,456
 ============   ============   ===========   ==========    ============   ===========
      912,498        402,024       183,473       47,477       2,343,319       430,217
      747,116        592,898            --           --              --            --
       79,378         26,293            --           --              --            --
   42,312,008     20,051,839     1,444,210      481,911       8,846,157     1,692,773
 ------------   ------------   -----------   ----------    ------------   -----------
   44,051,000     21,073,054     1,627,683      529,388      11,189,476     2,122,990
 ============   ============   ===========   ==========    ============   ===========
 $      10.57   $      10.72   $     10.23   $    10.15    $      10.81   $     10.88
 ============   ============   ===========   ==========    ============   ===========
 $      10.53   $      10.72   $        --   $       --    $         --   $        --
 ============   ============   ===========   ==========    ============   ===========
 $      10.53   $      10.72   $        --   $       --    $         --   $        --
 ============   ============   ===========   ==========    ============   ===========
 $      10.58   $      10.72   $     10.22   $    10.16    $      10.81   $     10.81
 ============   ============   ===========   ==========    ============   ===========
         5.75%          5.75%         3.00%        3.00%           3.00%         3.00%
 ============   ============   ===========   ==========    ============   ===========

 $      11.21   $      11.37   $     10.55   $    10.46    $      11.14   $     11.22
 ============   ============   ===========   ==========    ============   ===========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Assets and Liabilities


                                                                                             Virginia    West Virginia
                                                                                           Intermediate  Intermediate
                                                                                           Tax-Free Fund Tax-Free Fund
                                                                                           ------------- -------------
Assets:
Investments:
  Unaffiliated investments, at cost.......................................................  $78,195,754   $87,305,576
  Investments in affiliates, at cost......................................................           --            --
                                                                                            -----------   -----------
  Total investments, at cost..............................................................   78,195,754    87,305,576
  Unrealized appreciation (depreciation)..................................................    6,090,625     4,835,168
                                                                                            -----------   -----------
  Investments, at value...................................................................   84,286,379    92,140,744
Repurchase agreements, at cost............................................................           --            --
Collateralized loan agreements, at cost...................................................           --            --
Cash......................................................................................           --            --
Interest and dividends receivable.........................................................    1,024,881     1,521,709
Receivable for capital shares issued......................................................           --            --
Prepaid expenses..........................................................................           36           296
                                                                                            -----------   -----------
Total Assets..............................................................................   85,311,296    93,662,749
                                                                                            -----------   -----------
Liabilities:
Dividends payable.........................................................................      231,225       254,015
Payable for capital shares redeemed.......................................................           --            --
Payable for investments purchased.........................................................           --     2,447,739
Accrued expenses and other payables:
  Investment advisory fees................................................................       34,579        33,304
  Administration, transfer agent and fund accounting fees.................................        2,321         3,102
  Distribution fees.......................................................................          922         2,320
  Other...................................................................................       17,704        20,758
                                                                                            -----------   -----------
Total Liabilities.........................................................................      286,751     2,761,238
                                                                                            -----------   -----------
Net Assets:
Capital...................................................................................   78,403,505    85,769,160
Undistributed (distributions in excess of) net investment income..........................       34,784       (14,621)
Net realized gains (losses) from investment transactions..................................      495,631       311,804
Net unrealized appreciation (depreciation) of investments.................................    6,090,625     4,835,168
                                                                                            -----------   -----------
Net Assets................................................................................  $85,024,545   $90,901,511
                                                                                            ===========   ===========
Net Assets
  Class A Shares..........................................................................  $ 7,447,499   $11,540,559
  Class B Shares..........................................................................           --            --
  Class C Shares..........................................................................           --            --
  Institutional Shares....................................................................   77,577,046    79,360,952
                                                                                            -----------   -----------
Total.....................................................................................  $85,024,545   $90,901,511
                                                                                            ===========   ===========
Outstanding Units of Beneficial Interest (Shares)
  Class A Shares..........................................................................      622,803     1,130,969
  Class B Shares..........................................................................           --            --
  Class C Shares..........................................................................           --            --
  Institutional Shares....................................................................    6,490,880     7,770,432
                                                                                            -----------   -----------
Total.....................................................................................    7,113,683     8,901,401
                                                                                            ===========   ===========
Net Asset Value
  Class A Shares -- redemption price per share............................................  $     11.96   $     10.20
                                                                                            ===========   ===========
  Class B Shares -- offering price per share*.............................................  $        --   $        --
                                                                                            ===========   ===========
  Class C Shares -- offering price per share*.............................................  $        --   $        --
                                                                                            ===========   ===========
  Institutional Shares -- offering and redemption price per share.........................  $     11.95   $     10.21
                                                                                            ===========   ===========
Maximum Sales Charge -- Class A Shares....................................................         3.00%         3.00%
                                                                                            ===========   ===========
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of net asset value adjusted to
 the nearest cent) per share -- Class A Shares............................................  $     12.33   $     10.52
                                                                                            ===========   ===========

--------
*  Redemption price per share varies by length of time shares are held.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




               U.S. Treasury Capital Manager Capital Manager                 Capital Manager
 Prime Money       Money      Conservative      Moderate     Capital Manager   Aggressive
 Market Fund    Market Fund    Growth Fund     Growth Fund     Growth Fund     Growth Fund
-------------- ------------- --------------- --------------- --------------- ---------------
$1,129,167,533 $491,720,310    $        --     $        --     $        --     $        --
            --           --     38,647,529      47,302,549      41,358,541      21,975,372
-------------- ------------    -----------     -----------     -----------     -----------
 1,129,167,533  491,720,310     38,647,529      47,302,549      41,358,541      21,975,372
            --           --       (896,849)     (3,906,277)     (5,960,953)     (2,140,035)
-------------- ------------    -----------     -----------     -----------     -----------
 1,129,167,533  491,720,310     37,750,680      43,396,272      35,397,588      19,835,337
    15,811,000  480,856,806             --              --              --              --
    20,000,000           --             --              --              --              --
           892           --             --              --              --              --
       994,276    2,415,842         73,838          59,465          36,394          14,938
            --           --             --          33,129              --          47,911
         6,268        7,444          2,241           1,758             904           1,405
-------------- ------------    -----------     -----------     -----------     -----------
 1,165,979,969  975,000,402     37,826,759      43,490,624      35,434,886      19,899,591
-------------- ------------    -----------     -----------     -----------     -----------
       402,005      281,155        189,242         138,698          80,966          18,125
            --           --             --              --              --          70,157
    34,972,750           --             --              --              --              --
       269,381      241,207          4,653           5,364           4,377           2,465
        39,181       33,323            774             891             727             407
       116,686       25,262          3,258           9,090           8,507           2,266
       172,593      203,918          4,147           3,769           3,272           2,045
-------------- ------------    -----------     -----------     -----------     -----------
    35,972,596      784,865        202,074         157,812          97,849          95,465
-------------- ------------    -----------     -----------     -----------     -----------
 1,130,001,371  974,215,291     41,347,105      49,059,416      43,319,902      22,057,175
         6,002          246         (2,009)         (3,648)         (5,087)             (1)
            --           --     (2,823,562)     (1,816,679)     (2,016,825)       (113,013)
            --           --       (896,849)     (3,906,277)     (5,960,953)     (2,140,035)
-------------- ------------    -----------     -----------     -----------     -----------
$1,130,007,373 $974,215,537    $37,624,685     $43,332,812     $35,337,037     $19,804,126
============== ============    ===========     ===========     ===========     ===========
$  459,375,222 $135,059,040    $ 2,578,983     $ 8,053,735     $ 4,659,905     $ 1,225,094
     2,543,009    1,126,494      3,149,724       8,929,129       9,141,516       2,474,757
       555,372        8,034        147,729         181,947          51,660          27,688
   667,533,770  838,021,969     31,748,249      26,168,001      21,483,956      16,076,587
-------------- ------------    -----------     -----------     -----------     -----------
$1,130,007,373 $974,215,537    $37,624,685     $43,332,812     $35,337,037     $19,804,126
============== ============    ===========     ===========     ===========     ===========
   459,373,627  135,059,283        291,576         973,211         596,665         145,003
     2,542,990    1,126,492        355,919       1,095,413       1,186,624         298,195
       555,370        8,034         16,757          22,239           6,703           3,344
   667,544,817  838,021,756      3,566,202       3,152,810       2,750,393       1,894,086
-------------- ------------    -----------     -----------     -----------     -----------
 1,130,016,804  974,215,565      4,230,454       5,243,673       4,540,385       2,340,628
============== ============    ===========     ===========     ===========     ===========
$         1.00 $       1.00    $      8.84     $      8.28     $      7.81     $      8.45
============== ============    ===========     ===========     ===========     ===========
$         1.00 $       1.00    $      8.85     $      8.15     $      7.70     $      8.30
============== ============    ===========     ===========     ===========     ===========
$         1.00 $       1.00    $      8.82     $      8.18     $      7.71     $      8.28
============== ============    ===========     ===========     ===========     ===========
$         1.00 $       1.00    $      8.90     $      8.30     $      7.81     $      8.49
============== ============    ===========     ===========     ===========     ===========
            NA           NA           5.75%           5.75%           5.75%           5.75%
============== ============    ===========     ===========     ===========     ===========
            NA           NA    $      9.38     $      8.79     $      8.29     $      8.97
============== ============    ===========     ===========     ===========     ===========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Operations               For the Periods Ended September 30, 2003

                                                                                         Large
                                                                           Balanced     Company
                                                                             Fund      Value Fund
                                                                         -----------  -----------
Investment Income:
Interest income......................................................... $ 1,656,721  $        --
Dividend income.........................................................   1,525,599   12,195,382
Income from securities lending..........................................       7,620       58,131
                                                                         -----------  -----------
Total Investment Income.................................................   3,189,940   12,253,513
                                                                         -----------  -----------
Expenses:
Investment advisory fees................................................     858,081    3,213,046
Administration fees, transfer agency, and fund accounting fees..........     390,864    1,239,352
Distribution fees -- Class A Shares.....................................      69,945      120,126
Distribution fees -- Class B Shares.....................................     126,463      257,077
Distribution fees -- Class C Shares.....................................       2,623          737
Custodian fees..........................................................      22,237       77,401
Other...................................................................      21,221       55,235
                                                                         -----------  -----------
Total expenses before waivers...........................................   1,491,434    4,962,974
Less expenses voluntarily waived by the Investment Advisor..............    (162,338)    (607,870)
Less expenses voluntarily waived by the Administrator and its affiliates     (34,972)     (60,063)
                                                                         -----------  -----------
Net Expenses............................................................   1,294,124    4,295,041
                                                                         -----------  -----------
Net Investment Income (Loss)............................................   1,895,816    7,958,472
                                                                         -----------  -----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from investment transactions................  (7,668,552)  (4,530,796)
Change in unrealized appreciation/depreciation of investments...........  20,213,250   66,469,069
                                                                         -----------  -----------
Net realized/unrealized gains (losses) on investments...................  12,544,698   61,938,273
                                                                         -----------  -----------
Change in net assets from operations.................................... $14,440,514  $69,896,745
                                                                         ===========  ===========

--------
(a)Period from commencement of operations on May 19, 2003 to September 30, 2003.
(b)Period from commencement of operations on June 2, 2003 to September 30, 2003.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



    Large                                   Small         Small          Special
   Company      Mid Cap      Mid Cap    Company Value Company Growth  Opportunities
 Growth Fund   Value Fund  Growth Fund    Fund (a)         Fund      Equity Fund (b)
------------  -----------  -----------  ------------- -------------- ---------------
$      2,578  $     2,082  $        --   $    2,320    $     4,812     $    3,067
   1,825,540    3,081,669      183,272      196,171        401,297         72,109
      32,370       15,652       19,476        2,296        109,670             --
------------  -----------  -----------   ----------    -----------     ----------
   1,860,488    3,099,403      202,748      200,787        515,779         75,176
------------  -----------  -----------   ----------    -----------     ----------
   1,667,583      909,309      650,093      132,171      1,215,502         86,576
     681,290      392,767      300,776       70,334        408,166         56,923
      33,311       14,267       13,918           18         26,099          4,269
     134,465       15,580        6,879           34         67,383          7,812
         293        3,663        1,526            4            395          6,079
      39,364       22,720       14,875        2,839         20,182          2,160
      30,143       25,981       13,728       18,504         18,451         29,423
------------  -----------  -----------   ----------    -----------     ----------
   2,586,449    1,384,287    1,001,795      223,904      1,756,178        193,242
    (315,487)    (183,226)    (144,317)          --             --        (86,576)
     (16,656)          --           --           (9)       (13,049)        (2,134)
------------  -----------  -----------   ----------    -----------     ----------
   2,254,306    1,201,061      857,478      223,895      1,743,129        104,532
------------  -----------  -----------   ----------    -----------     ----------
    (393,818)   1,898,342     (654,730)     (23,108)    (1,227,350)       (29,356)
------------  -----------  -----------   ----------    -----------     ----------
 (12,100,245)  (3,245,571)  (1,658,602)     468,751      3,341,323        191,332
  47,065,553   25,313,731   21,876,296    3,580,111     23,890,382      1,401,754
------------  -----------  -----------   ----------    -----------     ----------
  34,965,308   22,068,160   20,217,694    4,048,862     27,231,705      1,593,086
------------  -----------  -----------   ----------    -----------     ----------
$ 34,571,490  $23,966,502  $19,562,964   $4,025,754    $26,004,355     $1,563,730
============  ===========  ===========   ==========    ===========     ==========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Operations               For the Periods Ended September 30, 2003

                                                                                           Short U.S.
                                                                             International Government
                                                                              Equity Fund  Income Fund
                                                                             ------------- -----------
Investment Income:
Interest income............................................................. $     28,361  $ 6,676,784
Dividend income.............................................................    4,130,625       62,418
Foreign tax withholding.....................................................     (452,617)          --
Income from securities lending..............................................           --       49,166
                                                                             ------------  -----------
Total Investment Income.....................................................    3,706,369    6,788,368
                                                                             ------------  -----------
Expenses:
Investment advisory fees....................................................    1,694,833    1,141,031
Administration, transfer agency and fund accounting fees....................      491,075      504,180
Distribution fees -- Class A Shares.........................................       22,538       45,503
Distribution fees -- Class B Shares.........................................       19,475           --
Distribution fees -- Class C Shares.........................................           43           --
Custodian fees..............................................................      121,403       39,992
Other.......................................................................       81,540       44,430
                                                                             ------------  -----------
Total expenses before waivers...............................................    2,430,907    1,775,136
Less expenses voluntarily waived and/or reimbursed by the Investment Advisor      (23,118)    (190,169)
Less expenses voluntarily waived by the Administrator and its affiliates....      (11,269)    (116,846)
                                                                             ------------  -----------
Net Expenses................................................................    2,396,520    1,468,121
                                                                             ------------  -----------
Net Investment Income (Loss)................................................    1,309,849    5,320,247
                                                                             ------------  -----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from investment transactions....................  (22,362,508)   1,193,020
Change in unrealized appreciation/depreciation of investments...............   42,728,385   (3,210,112)
                                                                             ------------  -----------
Net realized/unrealized gains (losses) on investments.......................   20,365,877   (2,017,092)
                                                                             ------------  -----------
Change in net assets from operations........................................ $ 21,675,726  $ 3,303,155
                                                                             ============  ===========

--------
(a)Period from commencement of operations on February 24, 2003 to September 30, 2003.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



 Intermediate   Intermediate     Kentucky          Maryland      North Carolina South Carolina
U.S. Government  Corporate     Intermediate      Intermediate     Intermediate   Intermediate
   Bond Fund     Bond Fund   Tax-Free Fund (a) Tax-Free Fund (a) Tax-Free Fund  Tax-Free Fund
--------------- ------------ ----------------- ----------------- -------------- --------------
 $ 17,090,175   $ 9,311,181      $218,694          $ 74,176        $4,801,864      $922,954
      135,671       848,044         2,525               650            27,361         6,168
           --            --            --                --                --            --
      107,356        14,888            --                --                --            --
 ------------   -----------      --------          --------        ----------      --------
   17,333,202    10,174,113       221,219            74,826         4,829,225       929,122
 ------------   -----------      --------          --------        ----------      --------
    2,450,470     1,122,011        43,060            15,554           719,166       138,731
    1,120,294       554,939        35,195            22,596           326,866        62,782
       42,883        14,500         2,645               900           129,100        22,385
       72,119        54,477            --                --                --            --
       11,924         2,703            --                --                --            --
       76,637        35,567         1,339               506            24,536         3,367
      106,021        41,755         7,946             4,444            27,904        10,484
 ------------   -----------      --------          --------        ----------      --------
    3,880,348     1,825,952        90,185            44,000         1,227,572       237,749
     (408,407)     (199,479)      (42,855)          (24,738)         (119,860)      (36,702)
      (21,442)       (7,250)       (9,028)           (3,222)         (149,669)      (28,996)
 ------------   -----------      --------          --------        ----------      --------
    3,450,499     1,619,223        38,302            16,040           958,043       172,051
 ------------   -----------      --------          --------        ----------      --------
   13,882,703     8,554,890       182,917            58,786         3,871,182       757,071
 ------------   -----------      --------          --------        ----------      --------
    9,283,305     2,351,694       (52,491)          (18,344)          435,136        97,299
  (11,153,865)    5,266,169        27,863            74,784          (673,661)      (64,254)
 ------------   -----------      --------          --------        ----------      --------
   (1,870,560)    7,617,863       (24,628)           56,440          (238,525)       33,045
 ------------   -----------      --------          --------        ----------      --------
 $ 12,012,143   $16,172,753      $158,289          $115,226        $3,632,657      $790,116
 ============   ===========      ========          ========        ==========      ========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Operations               For the Periods Ended September 30, 2003

                                                                           Virginia    West Virginia
                                                                         Intermediate  Intermediate
                                                                         Tax-Free Fund Tax-Free Fund
                                                                         ------------- -------------
Investment Income:
Interest income.........................................................  $3,376,064    $3,662,712
Dividend income.........................................................      15,527        26,048
Dividend income from affiliates.........................................          --            --
Income from securities lending..........................................          --            --
                                                                          ----------    ----------
Total Investment Income.................................................   3,391,591     3,688,760
                                                                          ----------    ----------
Expenses:
Investment advisory fees................................................     501,219       394,106
Administration, transfer agency and fund accounting fees................     237,870       246,535
Distribution fees -- Class A Shares.....................................      27,489        26,195
Distribution fees -- Class B Shares.....................................          --            --
Distribution fees -- Class C Shares.....................................          --            --
Custodian fees..........................................................      17,718        13,111
Other...................................................................      15,272        10,263
                                                                          ----------    ----------
Total expenses before waivers...........................................     799,568       690,210
Less expenses voluntarily waived by the Investment Advisor..............     (83,080)      (19,980)
Less expenses voluntarily waived by the Administrator and its affiliates     (60,556)       (1,536)
                                                                          ----------    ----------
Net Expenses............................................................     655,932       668,694
                                                                          ----------    ----------
Net Investment Income (Loss)............................................   2,735,659     3,020,066
                                                                          ----------    ----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) from investment transactions................     614,561       418,773
Net realized gain distributions from underlying funds...................          --            --
Change in unrealized appreciation/depreciation of investments...........    (596,321)     (225,664)
                                                                          ----------    ----------
Net realized/unrealized gains (losses) on investments...................      18,240       193,109
                                                                          ----------    ----------
Change in net assets from operations....................................  $2,753,899    $3,213,175
                                                                          ==========    ==========

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



             U.S. Treasury Capital Manager Capital Manager                 Capital Manager
Prime Money  Money Market   Conservative      Moderate     Capital Manager   Aggressive
Market Fund      Fund        Growth Fund     Growth Fund     Growth Fund     Growth Fund
-----------  ------------- --------------- --------------- --------------- ---------------

$14,608,750   $13,707,264    $        --     $        --     $        --     $       --
         --            --             --              --              --             --
         --            --        866,556         658,108         411,021        163,947
         --       100,574             --              --              --             --
-----------   -----------    -----------     -----------     -----------     ----------
 14,608,750    13,807,838        866,556         658,108         411,021        163,947
-----------   -----------    -----------     -----------     -----------     ----------

  4,019,617     4,298,520         82,727          88,574          74,419         41,252
  2,625,576     2,783,747        129,996         140,369         129,720         94,431
  2,192,550       799,907          9,584          27,406          16,539          4,748
     27,653        12,531         24,115          65,009          71,057         17,319
      4,403           103          1,114           1,984             286            149
     80,331       191,158          7,483           6,290           5,647          3,248
    180,282       293,160         21,789          14,077          14,698         10,013
-----------   -----------    -----------     -----------     -----------     ----------
  9,130,412     8,379,126        276,808         343,709         312,366        171,160
   (839,381)     (976,447)       (33,090)        (35,430)        (29,767)       (16,500)
   (597,657)     (210,547)       (37,706)        (48,956)        (37,880)       (18,793)
-----------   -----------    -----------     -----------     -----------     ----------
  7,693,374     7,192,132        206,012         259,323         244,719        135,867
-----------   -----------    -----------     -----------     -----------     ----------
  6,915,376     6,615,706        660,544         398,785         166,302         28,080
-----------   -----------    -----------     -----------     -----------     ----------

         --            --     (2,763,861)     (1,662,195)     (1,880,674)      (113,013)
         --            --         39,836          24,499           9,222             --
         --            --      5,055,638       5,254,630       5,642,636      2,472,894
-----------   -----------    -----------     -----------     -----------     ----------
         --            --      2,331,613       3,616,934       3,771,184      2,359,881
-----------   -----------    -----------     -----------     -----------     ----------
$ 6,915,376   $ 6,615,706    $ 2,992,157     $ 4,015,719     $ 3,937,486     $2,387,961
===========   ===========    ===========     ===========     ===========     ==========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                     Balanced                  Large Company
                                                                       Fund                     Value Fund
                                                            --------------------------  --------------------------

                                                                    Year Ended                  Year Ended
                                                                   September 30,               September 30,
                                                            --------------------------  --------------------------
                                                                2003          2002          2003          2002
                                                            ------------  ------------  ------------  ------------
From Investment Activities:
Operations:
  Net investment income (loss)............................. $  1,895,816  $  2,246,419  $  7,958,472  $  5,710,568
  Net realized gains (losses) from investment transactions.   (7,668,552)   (6,559,563)   (4,530,796)   (2,302,990)
  Change in unrealized appreciation/depreciation of
   investments.............................................   20,213,250   (12,897,395)   66,469,069   (97,279,636)
                                                            ------------  ------------  ------------  ------------
  Change in net assets from operations.....................   14,440,514   (17,210,539)   69,896,745   (93,872,058)
                                                            ------------  ------------  ------------  ------------
Dividends to Class A Shareholders:
  Net investment income....................................     (233,300)     (241,621)     (395,381)     (318,681)
  Net realized gains from investment transactions..........           --            --            --      (834,139)
Dividends to Class B Shareholders:
  Net investment income....................................     (117,990)     (139,105)     (234,495)     (138,858)
  Net realized gains from investment transactions..........           --            --            --      (951,942)
Dividends to Class C Shareholders:
  Net investment income....................................       (2,526)       (3,489)         (719)         (141)
  Net realized gains from investment transactions..........           --            --            --          (402)
Dividends to Institutional Class Shareholders:
  Net investment income....................................   (1,702,407)   (1,849,039)   (7,377,663)   (5,227,206)
  Net realized gains from investment transactions..........           --            --            --   (10,443,697)
                                                            ------------  ------------  ------------  ------------
Change in net assets from shareholder dividends............   (2,056,223)   (2,233,254)   (8,008,258)  (17,915,066)
                                                            ------------  ------------  ------------  ------------
Capital Transactions:
Change in net assets from capital transactions.............  (21,089,389)   24,328,425    98,041,490    54,589,456
                                                            ------------  ------------  ------------  ------------
Change in net assets.......................................   (8,705,098)    4,884,632   159,929,977   (57,197,668)
Net Assets:
  Beginning of period......................................  119,218,839   114,334,207   367,093,426   424,291,094
                                                            ------------  ------------  ------------  ------------
  End of period............................................ $110,513,741  $119,218,839  $527,023,403  $367,093,426
                                                            ============  ============  ============  ============
Undistributed (distributions in excess of) net investment
 income.................................................... $     89,108  $    141,244  $    (50,230) $       (444)
                                                            ============  ============  ============  ============

--------
(a)Period from commencement of operations.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



       Large Company                 Mid Cap                     Mid Cap               Small Company
        Growth Fund                 Value Fund                 Growth Fund              Value Fund
--------------------------  -------------------------  --------------------------  ---------------------
        Year Ended                  Year Ended                 Year Ended             For the Period
       September 30,              September 30,               September 30,            May 19, 2003
--------------------------  -------------------------  --------------------------         through
    2003          2002          2003          2002         2003          2002      September 30, 2003(a)
------------  ------------  ------------  -----------  ------------  ------------  ---------------------
$   (393,818) $   (781,072) $  1,898,342  $ 1,531,722  $   (654,730) $   (586,167)      $   (23,108)
 (12,100,245)  (30,817,611)   (3,245,571)  (3,986,719)   (1,658,602)   (8,405,207)          468,751

  47,065,553    (9,008,842)   25,313,731   (6,852,553)   21,876,296      (400,538)        3,580,111
------------  ------------  ------------  -----------  ------------  ------------       -----------
  34,571,490   (40,607,525)   23,966,502   (9,307,550)   19,562,964    (9,391,912)        4,025,754
------------  ------------  ------------  -----------  ------------  ------------       -----------
          --            --       (75,198)     (70,104)           --            --                --
          --            --            --     (412,235)           --      (844,527)               --
          --            --       (11,787)      (5,745)           --            --                --
          --            --            --      (14,316)           --        (4,869)               --
          --            --        (2,747)      (1,169)           --            --                --
          --            --            --          (80)           --          (127)               --
          --            --    (1,807,190)  (1,453,870)                                       (8,175)
          --            --            --   (7,354,036)           --    (5,198,952)               --
------------  ------------  ------------  -----------  ------------  ------------       -----------
          --            --    (1,896,922)  (9,311,555)           --    (6,048,475)           (8,175)
------------  ------------  ------------  -----------  ------------  ------------       -----------
  79,430,346    44,013,314    38,065,412   31,435,534    12,185,805    (6,260,773)       39,586,457
------------  ------------  ------------  -----------  ------------  ------------       -----------
 114,001,836     3,405,789    60,134,992   12,816,429    31,748,769   (21,701,160)       43,604,036
 180,250,642   176,844,853    91,541,177   78,724,748    76,158,693    97,859,853                --
------------  ------------  ------------  -----------  ------------  ------------       -----------
$294,252,478  $180,250,642  $151,676,169  $91,541,177  $107,907,462  $ 76,158,693       $43,604,036
============  ============  ============  ===========  ============  ============       ===========

$         --  $         --  $         --  $    (1,420) $         --  $         --       $        --
============  ============  ============  ===========  ============  ============       ===========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets, continued

                                                                    Balanced                  Large Company
                                                                      Fund                      Value Fund
                                                           --------------------------  ---------------------------

                                                                   Year Ended                   Year Ended
                                                                  September 30,               September 30,
                                                           --------------------------  ---------------------------
                                                               2003          2002           2003          2002
                                                           ------------  ------------  -------------  ------------
Capital Transactions:
Class A Shares:
  Proceeds from shares issued............................. $  1,370,013  $  4,867,275  $   4,803,034  $  3,586,528
  Dividends reinvested....................................      220,313       225,969        377,384     1,116,888
  Cost of shares redeemed.................................   (3,232,222)   (2,639,111)    (5,457,503)   (5,533,444)
                                                           ------------  ------------  -------------  ------------
Change in net assets from Class A Share transactions......   (1,641,896)    2,454,133       (277,085)     (830,028)
Class B Shares:
  Proceeds from shares issued.............................      929,668     1,629,294      1,920,190     3,069,678
  Dividends reinvested....................................      118,658       143,061        233,253     1,094,554
  Cost of shares redeemed.................................   (2,421,086)   (2,766,881)    (4,451,704)   (4,919,554)
                                                           ------------  ------------  -------------  ------------
Change in net assets from Class B Share transactions......   (1,372,760)     (994,526)    (2,298,261)     (755,322)
Class C Shares:
  Proceeds from shares issued.............................       66,045       781,055         78,799        49,410
  Dividends reinvested....................................        2,647         3,379            731           629
  Cost of shares redeemed.................................     (156,386)     (418,318)       (17,716)       (2,365)
                                                           ------------  ------------  -------------  ------------
Change in net assets from Class C Share transactions......      (87,694)      366,116         61,814        47,674
Institutional Shares:
  Proceeds from shares issued.............................   18,150,474    23,735,093    167,017,338   107,989,584
  Proceeds from shares issued in conversion...............           --    19,137,171     46,561,908            --
  Dividends reinvested....................................    1,433,202     1,416,731      3,398,813     6,998,934
  Cost of shares redeemed.................................  (37,570,715)  (21,786,293)  (116,423,037)  (58,861,386)
                                                           ------------  ------------  -------------  ------------
Change in net assets from Institutional Share transactions  (17,987,039)   22,502,702    100,555,022    56,127,132
                                                           ------------  ------------  -------------  ------------
Change in net assets from capital transactions............ $(21,089,389) $ 24,328,425  $  98,041,490  $ 54,589,456
                                                           ============  ============  =============  ============
Share Transactions:
Class A Shares:
  Issued..................................................      130,819       429,111        335,063       219,573
  Reinvested..............................................       21,428        19,981         26,906        64,719
  Redeemed................................................     (311,310)     (239,288)      (384,295)     (337,690)
                                                           ------------  ------------  -------------  ------------
Change in Class A Shares..................................     (159,063)      209,804        (22,326)      (53,398)
Class B Shares:
  Issued..................................................       90,163       143,233        136,747       183,195
  Reinvested..............................................       11,610        12,711         16,683        63,425
  Redeemed................................................     (237,480)     (250,112)      (325,204)     (305,405)
                                                           ------------  ------------  -------------  ------------
Change in Class B Shares..................................     (135,707)      (94,168)      (171,774)      (58,785)
Class C Shares:
  Issued..................................................        6,445        66,799          5,466         3,374
  Reinvested..............................................          260           299             52            37
  Redeemed................................................      (15,715)      (38,123)        (1,303)         (135)
                                                           ------------  ------------  -------------  ------------
Change in Class C Shares..................................       (9,010)       28,975          4,215         3,276
Institutional Shares:
  Issued..................................................    1,772,615     2,066,375     11,843,335     6,561,173
  Issued in conversion....................................           --     1,677,228      3,126,165            --
  Reinvested..............................................      139,575       125,479        241,471       406,243
  Redeemed................................................   (3,670,719)   (1,983,589)    (8,167,879)   (3,556,725)
                                                           ------------  ------------  -------------  ------------
Change in Institutional Shares............................   (1,758,529)    1,885,493      7,043,092     3,410,691
                                                           ------------  ------------  -------------  ------------
Change in Shares..........................................   (2,062,309)    2,030,104      6,853,207     3,301,784
                                                           ============  ============  =============  ============

--------
(a)Period from commencement of operations.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



       Large Company                  Mid Cap                     Mid Cap               Small Company
        Growth Fund                 Value Fund                  Growth Fund              Value Fund
--------------------------  --------------------------  --------------------------  ---------------------
        Year Ended                  Year Ended                  Year Ended             For the Period
       September 30,               September 30,               September 30,            May 19, 2003
--------------------------  --------------------------  --------------------------         through
    2003          2002          2003          2002          2003          2002      Sepember 30, 2003 (a)
------------  ------------  ------------  ------------  ------------  ------------  ---------------------

$  1,517,399  $  1,388,589  $  1,625,215  $  1,806,895  $    699,239  $ 51,635,225       $   113,973
          --            --        71,871       472,931            --       840,485                --
  (1,728,442)   (1,769,288)     (907,058)     (716,518)     (872,144)  (52,924,981)               --
------------  ------------  ------------  ------------  ------------  ------------       -----------
    (211,043)     (380,699)      790,028     1,563,308      (172,905)     (449,271)          113,973

   1,111,934     1,975,814       838,577     1,422,199       456,754       587,793            28,548
          --            --        11,135        18,700            --         4,769                --
  (1,874,763)   (2,753,363)     (209,954)     (129,755)      (83,058)      (42,746)               --
------------  ------------  ------------  ------------  ------------  ------------       -----------
    (762,829)     (777,549)      639,758     1,311,144       373,696       549,816            28,548

      14,408        34,187       209,376       357,214        21,338       240,725             1,000
          --            --         2,508           867            --           200                --
     (24,891)           --       (91,167)      (10,484)      (30,120)      (59,766)               --
------------  ------------  ------------  ------------  ------------  ------------       -----------
     (10,483)       34,187       120,717       347,597        (8,782)      181,159             1,000

 114,951,958    85,680,470    58,120,095    52,970,395    41,087,531    26,306,875        40,351,862
  31,041,272            --            --            --            --            --                --
          --            --       591,861       781,920            --       306,535             6,898
 (65,578,529)  (40,543,095)  (22,197,047)  (25,538,830)  (29,093,735)  (33,155,887)         (915,824)
------------  ------------  ------------  ------------  ------------  ------------       -----------
  80,414,701    45,137,375    36,514,909    28,213,485    11,993,796    (6,542,477)       39,442,936
------------  ------------  ------------  ------------  ------------  ------------       -----------
$ 79,430,346  $ 44,013,314  $ 38,065,412  $ 31,435,534  $ 12,185,805  $ (6,260,773)      $39,586,457
============  ============  ============  ============  ============  ============       ===========

     206,187       168,519       136,905       135,496        79,843     5,122,092             9,800
          --            --         6,222        36,017            --        82,884                --
    (235,995)     (220,838)      (79,703)      (54,835)     (106,587)   (5,272,952)               --
------------  ------------  ------------  ------------  ------------  ------------       -----------
     (29,808)      (52,319)       63,424       116,678       (26,744)      (67,976)            9,800

     161,634       244,383        71,054       107,498        52,778        62,554             2,542
          --            --           968         1,430            --           471                --
    (278,511)     (349,644)      (17,919)      (10,215)       (9,815)       (4,528)               --
------------  ------------  ------------  ------------  ------------  ------------       -----------
    (116,877)     (105,261)       54,103        98,713        42,963        58,497             2,542

       2,016         4,782        17,755        28,270         2,575        24,201               100
          --            --           219            66            --            20                --
      (3,577)           --        (8,048)         (887)       (3,465)       (6,458)               --
------------  ------------  ------------  ------------  ------------  ------------       -----------
      (1,561)        4,782         9,926        27,449          (890)       17,763               100

  15,803,468    10,586,845     5,039,767     4,019,910     4,637,332     2,629,800         3,881,504
   3,972,894            --            --            --            --            --                --
          --            --        50,888        59,591            --        29,250               642
  (8,855,868)   (4,875,750)   (1,906,323)   (1,948,547)   (3,206,388)   (3,239,000)          (82,784)
------------  ------------  ------------  ------------  ------------  ------------       -----------
  10,920,494     5,711,095     3,184,332     2,130,954     1,430,944      (579,950)        3,799,362
------------  ------------  ------------  ------------  ------------  ------------       -----------
  10,772,248     5,558,297     3,311,785     2,373,794     1,446,273      (571,666)        3,811,804
============  ============  ============  ============  ============  ============       ===========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                                Special
                                                                                             Opportunities
                                                                  Small Company Growth Fund   Equity Fund
                                                                 --------------------------  --------------
                                                                                             For the Period
                                                                         Year Ended           June 2, 2003
                                                                        September 30,           through
                                                                 --------------------------  September 30,
                                                                     2003          2002         2003 (a)
                                                                 ------------  ------------  --------------
From Investment Activities:
Operations:
  Net investment income (loss).................................. $ (1,227,350) $ (1,606,801)  $   (29,356)
  Net realized gains (losses) from investment transactions......    3,341,323   (37,976,809)      191,332
  Change in unrealized appreciation/depreciation of investments.   23,890,382     8,826,339     1,401,754
                                                                 ------------  ------------   -----------
Change in net assets from operations............................   26,004,355   (30,757,271)    1,563,730
                                                                 ------------  ------------   -----------
Dividends to Class A Shareholders:
  Net investment income.........................................           --            --            --
  Net realized gains from investment transactions...............           --            --            --
Dividends to Class B Shareholders:
  Net investment income.........................................           --            --            --
  Net realized gains from investment transactions...............           --            --            --
Dividends to Class C Shareholders:
  Net investment income.........................................           --            --            --
  Net realized gains from investment transactions...............           --            --            --
Dividends to Institutional Class Shareholders:
  Net investment income.........................................           --            --        (1,758)
  Net realized gains from investment transactions...............           --            --            --
                                                                 ------------  ------------   -----------
Change in net assets from shareholder dividends.................           --            --        (1,758)
                                                                 ------------  ------------   -----------
Capital Transactions:
Change in net assets from capital transactions..................   11,735,791    16,596,638    38,669,402
                                                                 ------------  ------------   -----------
Change in net assets............................................   37,740,146   (14,160,633)   40,231,374
Net Assets:
  Beginning of year.............................................  105,796,266   119,956,899            --
                                                                 ------------  ------------   -----------
  End of year................................................... $143,536,412  $105,796,266   $40,231,374
                                                                 ============  ============   ===========
Undistributed (distributions in excess of) net investment income $         --  $         --   $        --
                                                                 ============  ============   ===========

--------
(a)Period from commencement of operations.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



                                                               Intermediate                                         Kentucky
                               Short U.S. Government          U.S. Government         Intermediate Corporate      Intermediate
 International Equity Fund          Income Fund                  Bond Fund                   Bond Fund            Tax-Free Fund
--------------------------  --------------------------  --------------------------  --------------------------  -----------------
                                                                                                                 For the Period
                                                                                                                February 24, 2003
 Year Ended September 30,    Year Ended September 30,    Year Ended September 30,    Year Ended September 30,        through
--------------------------  --------------------------  --------------------------  --------------------------    September 30,
    2003          2002          2003          2002          2003          2002          2003          2002          2003 (a)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  -----------------

$  1,309,849  $      3,596  $  5,320,247  $  7,399,131  $ 13,882,703  $ 14,655,247  $  8,554,890  $  7,040,866     $   182,917
 (22,362,508)  (16,774,443)    1,193,020       999,916     9,283,305     1,954,750     2,351,694    (2,940,014)        (52,491)
  42,728,385    (4,518,766)   (3,210,112)      542,749   (11,153,865)   11,640,411     5,266,169     3,070,645          27,863
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------     -----------
  21,675,726   (21,289,613)    3,303,155     8,941,796    12,012,143    28,250,408    16,172,753     7,171,497         158,289
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------     -----------

     (29,705)           --      (299,881)     (200,286)     (307,837)     (244,809)     (133,729)      (70,155)        (12,300)
          --            --            --            --       (57,869)           --            --       (17,046)             --

      (6,877)           --            --            --      (206,626)     (189,562)     (210,685)     (152,313)             --
          --            --            --            --       (52,140)           --            --       (44,915)             --

          (7)           --            --                     (35,115)      (23,122)      (10,428)       (7,379)             --
          --            --            --            --       (11,170)           --            --        (1,223)             --

  (1,373,843)      (33,185)   (6,607,223)   (7,955,113)  (15,144,049)  (14,948,212)   (8,686,640)   (7,067,470)       (168,861)
          --            --            --            --    (2,797,661)           --            --    (1,945,249)             --
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------     -----------
  (1,410,432)      (33,185)   (6,907,104)   (8,155,399)  (18,612,467)  (15,405,705)   (9,041,482)   (9,305,750)       (181,161)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------     -----------

  44,419,662    27,479,016    26,119,601    12,927,401   118,639,193    53,287,651    69,482,655    28,695,116      16,659,674
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------     -----------
  64,684,956     6,156,218    22,515,652    13,713,798   112,038,869    66,132,354    76,613,926    26,560,863      16,636,802

 126,804,948   120,648,730   187,083,090   173,369,292   353,977,945   287,845,591   149,334,109   122,773,246              --
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------     -----------
$191,489,904  $126,804,948  $209,598,742  $187,083,090  $466,016,814  $353,977,945  $225,948,035  $149,334,109     $16,636,802
============  ============  ============  ============  ============  ============  ============  ============     ===========
$    235,107  $     91,114  $    (55,347) $    168,875  $    (72,568) $     (2,749) $     77,466  $     67,259     $     1,953
============  ============  ============  ============  ============  ============  ============  ============     ===========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets, continued


                                                                                          Special
                                                                                       Opportunities
                                                            Small Company Growth Fund   Equity Fund
                                                           --------------------------  --------------
                                                                                       For the Period
                                                                   Year Ended           June 2, 2003
                                                                  September 30,           through
                                                           --------------------------  September 30,
                                                               2003          2002         2003 (a)
                                                           ------------  ------------  --------------
Capital Transactions:
Class A Shares:
  Proceeds from shares issued............................. $    662,373  $  9,866,506   $ 5,380,995
  Dividends reinvested....................................           --            --            --
  Cost of shares redeemed.................................     (862,321)  (11,430,821)       (9,520)
                                                           ------------  ------------   -----------
Change in net assets from Class A Share transactions......     (199,948)   (1,564,315)    5,371,475
Class B Shares:
  Proceeds from shares issued.............................      534,878     1,017,065     4,289,785
  Dividends reinvested....................................           --            --            --
  Cost of shares redeemed.................................   (1,050,295)   (1,604,935)      (12,863)
                                                           ------------  ------------   -----------
Change in net assets from Class B Share transactions......     (515,417)     (587,870)    4,276,922
Class C Shares:
  Proceeds from shares issued.............................       17,045        34,281     3,996,847
  Dividends reinvested....................................           --            --            --
  Cost of shares redeemed.................................       (6,173)       (1,529)           --
                                                           ------------  ------------   -----------
Change in net assets from Class C Share transactions......       10,872        32,752     3,996,847
Institutional Shares:
  Proceeds from shares issued.............................   57,253,384    93,392,429    25,022,400
  Proceeds from shares issued in conversion...............           --            --            --
  Dividends reinvested....................................           --            --         1,758
  Cost of shares redeemed.................................  (44,813,100)  (74,676,358)           --
                                                           ------------  ------------   -----------
Change in net assets from Institutional Share transactions   12,440,284    18,716,071    25,024,158
                                                           ------------  ------------   -----------
Change in net assets from capital transactions............ $ 11,735,791  $ 16,596,638   $38,669,402
                                                           ============  ============   ===========
Share Transactions:
Class A Shares:
  Issued..................................................       63,814       736,875       519,441
  Reinvested..............................................           --            --            --
  Redeemed................................................      (89,691)     (875,725)         (900)
                                                           ------------  ------------   -----------
Change in Class A Shares..................................      (25,877)     (138,850)      518,541
Class B Shares:
  Issued..................................................       57,045        89,470       416,587
  Reinvested..............................................           --            --            --
  Redeemed................................................     (116,464)     (144,377)       (1,229)
                                                           ------------  ------------   -----------
Change in Class B Shares..................................      (59,419)      (54,907)      415,358
Class C Shares:
  Issued..................................................        1,865         2,925       385,871
  Reinvested..............................................           --            --            --
  Redeemed................................................         (728)         (130)           --
                                                           ------------  ------------   -----------
Change in Class C Shares..................................        1,137         2,795       385,871
Institutional Shares:
  Issued..................................................    5,603,935     7,626,956     2,502,086
  Issued in conversion....................................           --            --            --
  Reinvested..............................................           --            --           176
  Redeemed................................................   (4,377,960)   (6,110,984)           --
                                                           ------------  ------------   -----------
Change in Institutional Shares............................    1,225,975     1,515,972     2,502,262
                                                           ------------  ------------   -----------
Change in Shares..........................................    1,141,816     1,325,010     3,822,032
                                                           ============  ============   ===========

--------
(a)Period from commencement of operations.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                                                   Intermediate
                                 Short U.S. Government            U.S. Government          Intermediate Corporate
  International Equity Fund           Income Fund                    Bond Fund                    Bond Fund
----------------------------  ---------------------------  ----------------------------  --------------------------

         Year Ended                    Year Ended                   Year Ended                   Year Ended
        September 30,                September 30,                 September 30,                September 30,
----------------------------  ---------------------------  ----------------------------  --------------------------
     2003           2002           2003          2002           2003           2002          2003          2002
-------------  -------------  -------------  ------------  -------------  -------------  ------------  ------------
$ 165,978,828  $  14,716,105  $  59,681,049  $ 18,096,680  $  16,712,428  $   4,431,494  $  2,787,383  $  1,676,174
       18,801             --        211,564       150,213        317,747        204,301       106,388        80,398
 (167,259,736)   (15,772,241)   (55,372,833)  (16,534,071)   (13,726,227)    (2,849,506)     (707,688)     (143,528)
-------------  -------------  -------------  ------------  -------------  -------------  ------------  ------------
   (1,262,107)    (1,056,136)     4,519,780     1,712,822      3,303,948      1,786,289     2,186,083     1,613,044
      109,250        134,182             --            --      3,208,464      2,089,470     2,427,474     2,626,330
        6,849             --             --            --        238,909        166,592       181,234       172,411
     (314,613)      (377,716)            --            --     (1,423,013)      (781,814)     (910,901)     (284,030)
-------------  -------------  -------------  ------------  -------------  -------------  ------------  ------------
     (198,514)      (243,534)            --            --      2,024,360      1,474,248     1,697,807     2,514,711
       99,793          1,922             --            --        509,821      1,235,319       114,696       300,336
           10             --             --            --         46,524         19,266        10,179         7,788
     (104,516)            --             --            --     (1,014,518)       (38,209)     (166,830)       (3,796)
-------------  -------------  -------------  ------------  -------------  -------------  ------------  ------------
       (4,713)         1,922             --            --       (458,173)     1,216,376       (41,955)      304,328
  368,472,114    154,566,392    131,967,870    63,473,368    257,450,874    156,277,873    96,149,703    44,487,694
           --             --             --     3,731,074     23,999,684      7,165,474            --     3,938,109
      545,409         10,567      1,777,466     1,406,157      8,948,523      5,735,291     3,003,207     2,151,309
 (323,132,527)  (125,800,195)  (112,145,515)  (57,396,020)  (176,630,023)  (120,367,900)  (33,512,190)  (26,314,079)
-------------  -------------  -------------  ------------  -------------  -------------  ------------  ------------
   45,884,996     28,776,764     21,599,821    11,214,579    113,769,058     48,810,738    65,640,720    24,263,033
-------------  -------------  -------------  ------------  -------------  -------------  ------------  ------------
$  44,419,662  $  27,479,016  $  26,119,601  $ 12,927,401  $ 118,639,193  $  53,287,651  $ 69,482,655  $ 28,695,116
=============  =============  =============  ============  =============  =============  ============  ============
   26,150,880      1,904,910      5,967,951     1,819,027      1,583,843        424,075       261,906       163,494
        2,879             --         21,161        15,072         29,992         19,792        10,151         7,907
  (26,063,526)    (2,025,155)    (5,540,847)   (1,661,077)    (1,300,703)      (273,207)      (67,810)      (13,997)
-------------  -------------  -------------  ------------  -------------  -------------  ------------  ------------
       90,233       (120,245)       448,265       173,022        313,132        170,660       204,247       157,404
       17,868         18,568             --            --        302,737        201,106       230,859       256,133
        1,096             --             --            --         22,621         16,199        17,281        16,932
      (51,685)       (52,423)            --            --       (135,434)       (76,446)      (87,069)      (28,155)
-------------  -------------  -------------  ------------  -------------  -------------  ------------  ------------
      (32,721)       (33,855)            --            --        189,924        140,859       161,071       244,910
       17,711            263             --            --         48,248        120,322        10,743        29,379
            2             --             --            --          4,399          1,865           972           770
      (18,555)            --             --            --        (95,592)        (3,718)      (16,207)         (370)
-------------  -------------  -------------  ------------  -------------  -------------  ------------  ------------
         (842)           263             --            --        (42,945)       118,469        (4,492)       29,779
   57,732,721     20,123,385     13,219,464     6,353,425     24,290,586     15,084,748     9,169,728     4,365,699
           --             --             --       375,738      2,273,958        700,437            --       394,205
       82,339          1,322        177,557       141,095        843,184        555,645       286,130       212,192
  (50,196,708)   (16,224,257)   (11,218,314)   (5,742,878)   (16,660,182)   (11,623,338)   (3,194,346)   (2,575,435)
-------------  -------------  -------------  ------------  -------------  -------------  ------------  ------------
    7,618,352      3,900,450      2,178,707     1,127,380     10,747,546      4,717,492     6,261,512     2,396,661
-------------  -------------  -------------  ------------  -------------  -------------  ------------  ------------
    7,675,022      3,746,613      2,626,972     1,300,402     11,207,657      5,147,480     6,622,338     2,828,754
=============  =============  =============  ============  =============  =============  ============  ============

    Kentucky
  Intermediate
  Tax-Free Fund
-----------------
 For the period
February 24, 2003
     through
  September 30,
    2003 (a)
-----------------
   $ 2,093,145
         5,351
      (231,028)
   -----------
     1,867,468
            --
            --
            --
   -----------
            --
            --
            --
            --
   -----------
            --
    10,042,199
     7,798,122
           236
    (3,048,351)
   -----------
    14,792,206
   -----------
   $16,659,674
   ===========
       205,729
           532
       (22,788)
   -----------
       183,473
            --
            --
            --
   -----------
            --
            --
            --
            --
   -----------
            --
       993,183
       752,950
            23
      (301,946)
   -----------
     1,444,210
   -----------
     1,627,683
   ===========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                     Maryland            North Carolina
                                                                   Intermediate           Intermediate
                                                                   Tax-Free Fund          Tax-Free Fund
                                                                 ----------------- --------------------------
                                                                  For the Period
                                                                 February 24, 2003         Year Ended
                                                                      through             September 30,
                                                                   September 30,   --------------------------
                                                                     2003 (a)          2003          2002
                                                                 ----------------- ------------  ------------
From Investment Activities:
Operations:
  Net investment income (loss)..................................    $   58,786     $  3,871,182  $  3,786,916
  Net realized gains (losses) from investment transactions......       (18,344)         435,136       412,630
  Change in unrealized appreciation/depreciation of investments.        74,784         (673,661)    3,620,532
                                                                    ----------     ------------  ------------
Change in net assets from operations............................       115,226        3,632,657     7,820,078
                                                                    ----------     ------------  ------------
Dividends to Class A Shareholders:
  Net investment income.........................................        (4,066)        (800,765)     (679,577)
  Net realized gains from investment transactions...............            --          (86,776)     (152,558)
Dividends to Class B Shareholders:
  Net investment income.........................................            --               --            --
Dividends to Class C Shareholders:
  Net investment income.........................................            --               --            --
Dividends to Institutional Class Shareholders:
  Net investment income.........................................       (54,476)      (3,058,242)   (3,094,893)
  Net realized gains from investment transactions...............            --         (325,838)     (701,942)
                                                                    ----------     ------------  ------------
Change in net assets from shareholder dividends.................       (58,542)      (4,271,621)   (4,628,970)
                                                                    ----------     ------------  ------------
Capital Transactions:
Change in net assets from capital transactions..................     5,322,457        3,890,400     5,095,935
                                                                    ----------     ------------  ------------
Change in net assets............................................     5,379,141        3,251,436     8,287,043
Net Assets:
  Beginning of year.............................................            --      117,684,614   109,397,571
                                                                    ----------     ------------  ------------
  End of year...................................................    $5,379,141     $120,936,050  $117,684,614
                                                                    ==========     ============  ============
Undistributed (distributions in excess of) net investment income    $      455     $     49,460  $     49,516
                                                                    ==========     ============  ============

--------
(a)Period from commencement of operations.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



     South Carolina               Virginia                West Virginia
      Intermediate              Intermediate              Intermediate                 Prime Money
      Tax-Free Fund             Tax-Free Fund             Tax-Free Fund                Market Fund
------------------------  ------------------------  ------------------------  ----------------------------

       Year Ended                Year Ended                Year Ended                  Year Ended
      September 30,             September 30,             September 30,               September 30,
------------------------  ------------------------  ------------------------  ----------------------------
    2003         2002         2003         2002         2003         2002          2003           2002
-----------  -----------  -----------  -----------  -----------  -----------  --------------  ------------
$   757,071  $   719,498  $ 2,735,659  $ 2,907,449  $ 3,020,066  $ 3,420,430  $    6,915,376  $ 11,683,844
     97,299      141,667      614,561      512,675      418,773    1,361,363              --         4,348
    (64,254)     701,489     (596,321)   2,396,771     (225,664)   1,759,048              --            --
-----------  -----------  -----------  -----------  -----------  -----------  --------------  ------------
    790,116    1,562,654    2,753,899    5,816,895    3,213,175    6,540,841       6,915,376    11,688,192
-----------  -----------  -----------  -----------  -----------  -----------  --------------  ------------
   (140,645)    (109,096)    (172,729)     (41,099)    (337,731)    (326,667)     (2,074,611)   (5,104,282)
         --           --      (11,117)          --     (161,014)     (19,159)             --            --
         --           --           --           --           --           --          (4,355)     (413,769)
         --           --           --           --           --           --            (621)         (354)
   (616,122)    (608,437)  (2,561,530)  (2,860,573)  (2,677,779)  (3,082,722)     (4,835,789)   (6,168,476)
         --           --     (246,961)          --   (1,216,422)    (178,065)             --            --
-----------  -----------  -----------  -----------  -----------  -----------  --------------  ------------
   (756,767)    (717,533)  (2,992,337)  (2,901,672)  (4,392,946)  (3,606,613)     (6,915,376)  (11,686,881)
-----------  -----------  -----------  -----------  -----------  -----------  --------------  ------------
    856,780    3,688,099      538,914    4,811,313    3,882,054    1,951,370     177,715,936   206,252,557
-----------  -----------  -----------  -----------  -----------  -----------  --------------  ------------
    890,129    4,533,220      300,476    7,726,536    2,702,283    4,885,598     177,715,936   206,253,868
 22,087,327   17,554,107   84,724,069   76,997,533   88,199,228   83,313,630     952,291,437   746,037,569
-----------  -----------  -----------  -----------  -----------  -----------  --------------  ------------
$22,977,456  $22,087,327  $85,024,545  $84,724,069  $90,901,511  $88,199,228  $1,130,007,373  $952,291,437
===========  ===========  ===========  ===========  ===========  ===========  ==============  ============
$    14,088  $    13,963  $    34,784  $    36,184  $   (14,621) $   (17,538) $        6,002  $      6,002
===========  ===========  ===========  ===========  ===========  ===========  ==============  ============

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets, continued

                                                               Maryland            North Carolina
                                                             Intermediate           Intermediate
                                                             Tax-Free Fund          Tax-Free Fund
                                                           ----------------- --------------------------
                                                            For the Period
                                                           February 24, 2003         Year Ended
                                                                through             September 30,
                                                             September 30,   --------------------------
                                                               2003 (a)          2003          2002
                                                           ----------------- ------------  ------------
Capital Transactions:
Class A Shares:
  Proceeds from shares issued.............................    $  569,512     $  6,272,803  $  8,390,014
  Dividends reinvested....................................         2,620          683,843       667,429
  Cost of shares redeemed.................................       (89,868)      (5,332,328)   (4,567,648)
                                                              ----------     ------------  ------------
Change in net assets from Class A Share transactions......       482,264        1,624,318     4,489,795
Class B Shares:
  Proceeds from shares issued.............................            --               --            --
  Dividends reinvested....................................            --               --            --
  Cost of shares redeemed.................................            --               --            --
                                                              ----------     ------------  ------------
Change in net assets from Class B Share transactions......            --               --            --
Class C Shares:
  Proceeds from shares issued.............................            --               --            --
  Dividends reinvested....................................            --               --            --
  Cost of shares redeemed.................................            --               --            --
                                                              ----------     ------------  ------------
Change in net assets from Class C Share transactions......            --               --            --
Institutional Shares:
  Proceeds from shares issued.............................     5,218,530       16,979,329    18,840,831
  Dividends reinvested....................................            50            3,054         5,973
  Cost of shares redeemed.................................      (378,387)     (14,716,301)  (18,240,664)
                                                              ----------     ------------  ------------
Change in net assets from Institutional Share transactions     4,840,193        2,266,082       606,140
                                                              ----------     ------------  ------------
Change in net assets from capital transactions............    $5,322,457     $  3,890,400  $  5,095,935
                                                              ==========     ============  ============
Share Transactions:
Class A Shares:
  Issued..................................................        56,126          583,343       794,985
  Reinvested..............................................           262           63,724        63,866
  Redeemed................................................        (8,911)        (498,545)     (439,847)
                                                              ----------     ------------  ------------
Change in Class A Shares..................................        47,477          148,522       419,004
Class B Shares:
  Issued..................................................            --               --            --
  Reinvested..............................................            --               --            --
  Redeemed................................................            --               --            --
                                                              ----------     ------------  ------------
Change in Class B Shares..................................            --               --            --
Class C Shares:
  Issued..................................................            --               --            --
  Reinvested..............................................            --               --            --
  Redeemed................................................            --               --            --
                                                              ----------     ------------  ------------
Change in Class C Shares..................................            --               --            --
Institutional Shares:
  Issued..................................................       519,861        1,577,188     1,796,239
  Reinvested..............................................             5              285           568
  Redeemed................................................       (37,955)      (1,375,261)   (1,753,681)
                                                              ----------     ------------  ------------
Change in Institutional Shares............................       481,911          202,212        43,126
                                                              ----------     ------------  ------------
Change in Shares..........................................       529,388          350,734       462,130
                                                              ==========     ============  ============

--------
(a)Period from commencement of operations.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



     South Carolina                Virgina                 West Virgina                     Prime
      Intermediate               Intermediate              Intermediate                 Money Market
      Tax-Free Fund             Tax-Free Fund              Tax-Free Fund                    Fund
------------------------  -------------------------  ------------------------  ------------------------------

       Year Ended                 Year Ended                Year Ended                   Year Ended
      September 30,             September 30,              September 30,                September 30,
------------------------  -------------------------  ------------------------  ------------------------------
    2003         2002         2003          2002         2003         2002           2003            2002
-----------  -----------  ------------  -----------  -----------  -----------  ---------------  -------------
$ 1,516,905  $ 2,192,011  $  4,989,491  $ 2,442,406  $ 3,872,714  $ 2,192,541  $   589,581,110  $ 447,035,466
    123,418      100,784       112,394       26,218      325,192      247,323        2,291,903      5,630,749
 (1,091,369)    (464,666)     (707,752)    (217,204)  (2,550,651)    (731,809)    (549,280,266)  (432,003,107)
-----------  -----------  ------------  -----------  -----------  -----------  ---------------  -------------
    548,954    1,828,129     4,394,133    2,251,420    1,647,255    1,708,055       42,592,747     20,663,108
         --           --            --           --           --           --        1,452,053    137,882,346
         --           --            --           --           --           --            5,074         15,768
         --           --            --           --           --           --       (1,644,033)  (219,613,729)
-----------  -----------  ------------  -----------  -----------  -----------  ---------------  -------------
         --           --            --           --           --           --         (186,906)   (81,715,615)
         --           --            --           --           --           --          513,778        368,384
         --           --            --           --           --           --              685             --
         --           --            --           --           --           --         (273,476)       (54,001)
-----------  -----------  ------------  -----------  -----------  -----------  ---------------  -------------
         --           --            --           --           --           --          240,987        314,383
  4,039,879    3,358,560     8,978,249   11,092,040   10,321,787    6,583,421    1,190,383,065    811,100,396
         11          173         2,015       13,694        6,057          410          272,801        385,027
 (3,732,064)  (1,498,763)  (12,835,483)  (8,545,841)  (8,093,045)  (6,340,516)  (1,055,586,758)  (544,494,742)
-----------  -----------  ------------  -----------  -----------  -----------  ---------------  -------------
    307,826    1,859,970    (3,855,219)   2,559,893    2,234,799      243,315      135,069,108    266,990,681
-----------  -----------  ------------  -----------  -----------  -----------  ---------------  -------------
$   856,780  $ 3,688,099  $    538,914  $ 4,811,313  $ 3,882,054  $ 1,951,370  $   177,715,936  $ 206,252,557
===========  ===========  ============  ===========  ===========  ===========  ===============  =============
    140,424      209,470       418,968      208,642      379,623      219,717      589,581,110    447,035,466
     11,435        9,624         9,474        2,266       32,181       24,816        2,291,903      5,630,749
   (101,195)     (44,395)      (59,265)     (18,971)    (249,953)     (73,516)    (549,280,266)  (432,003,107)
-----------  -----------  ------------  -----------  -----------  -----------  ---------------  -------------
     50,664      174,699       369,177      191,937      161,851      171,017       42,592,747     20,663,108
         --           --            --           --           --           --        1,452,053    137,882,346
         --           --            --           --           --           --            5,074         15,768
         --           --            --           --           --           --       (1,644,033)  (219,613,729)
-----------  -----------  ------------  -----------  -----------  -----------  ---------------  -------------
         --           --            --           --           --           --         (186,906)   (81,715,615)
         --           --            --           --           --           --          513,778        368,384
         --           --            --           --           --           --              685             --
         --           --            --           --           --           --         (273,476)       (54,001)
-----------  -----------  ------------  -----------  -----------  -----------  ---------------  -------------
         --           --            --           --           --           --          240,987        314,383
    379,329      323,945       759,063      958,118    1,018,365      660,750    1,190,383,065    811,100,400
          1           17           172        1,210          599           37          272,801        385,027
   (348,700)    (144,570)   (1,081,350)    (739,326)    (797,898)    (629,243)  (1,055,586,733)  (544,494,742)
-----------  -----------  ------------  -----------  -----------  -----------  ---------------  -------------
     30,630      179,392      (322,115)     220,002      221,066       31,544      135,069,133    266,990,685
-----------  -----------  ------------  -----------  -----------  -----------  ---------------  -------------
     81,294      354,091        47,062      411,939      382,917      202,561      177,715,961    206,252,561
===========  ===========  ============  ===========  ===========  ===========  ===============  =============

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets


                                                                          U.S. Treasury               Capital Manager
                                                                          Money Market                 Conservative
                                                                              Fund                      Growth Fund
                                                                 ------------------------------  ------------------------
                                                                           Year Ended                   Year Ended
                                                                          September 30,                September 30,
                                                                 ------------------------------  ------------------------
                                                                      2003            2002           2003         2002
                                                                 --------------  --------------  -----------  -----------
From Investment Activities:
Operations:
  Net investment income (loss).................................. $    6,615,706  $   10,840,903  $   660,544  $   733,547
  Net realized gains (losses) from investment transactions......             --              --   (2,763,861)      46,153
  Net realized gain distributions from underlying funds.........             --              --       39,836       95,085
  Change in unrealized appreciation/depreciation of investments.             --              --    5,055,638   (2,443,827)
                                                                 --------------  --------------  -----------  -----------
Change in net assets from operations............................      6,615,706      10,840,903    2,992,157   (1,569,042)
                                                                 --------------  --------------  -----------  -----------
Dividends to Class A Shareholders:
  Net investment income.........................................       (506,047)     (2,079,344)     (36,478)     (19,325)
  Net realized gains from investment transactions...............             --              --       (6,453)     (13,763)
Dividends to Class B Shareholders:
  Net investment income.........................................         (1,907)        (59,470)     (27,914)     (23,283)
  Net realized gains from investment transactions...............             --              --       (8,408)     (21,679)
Dividends to Class C Shareholders:
  Net investment income.........................................            (18)            (18)      (1,295)        (362)
  Net realized gains from investment transactions...............             --              --         (297)         (38)
Dividends to Institutional Class Shareholders:
  Net investment income.........................................     (6,107,734)     (8,702,071)    (594,858)    (690,633)
  Net realized gains from investment transactions...............             --              --     (124,086)    (557,248)
                                                                 --------------  --------------  -----------  -----------
Change in net assets from shareholder dividends.................     (6,615,706)    (10,840,903)    (799,789)  (1,326,331)
                                                                 --------------  --------------  -----------  -----------
Capital Transactions:
Change in net assets from capital transactions..................   (139,758,717)    391,837,466    6,142,386    3,021,124
                                                                 --------------  --------------  -----------  -----------
Change in net assets............................................   (139,758,717)    391,837,466    8,334,754      125,751
Net Assets:
  Beginning of year.............................................  1,113,974,254     722,136,788   29,289,931   29,164,180
                                                                 --------------  --------------  -----------  -----------
  End of year................................................... $  974,215,537  $1,113,974,254  $37,624,685  $29,289,931
                                                                 ==============  ==============  ===========  ===========
Undistributed (distributions in excess of) net investment income $          246  $          246  $    (2,009) $    (2,008)
                                                                 ==============  ==============  ===========  ===========

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




     Capital Manager                                     Capital Manager
        Moderate               Capital Manager             Aggressive
       Growth Fund               Growth Fund               Growth Fund
------------------------  ------------------------  ------------------------
       Year Ended                Year Ended                Year Ended
      September 30,             September 30,             September 30,
------------------------  ------------------------  ------------------------
    2003         2002         2003         2002         2003         2002
-----------  -----------  -----------  -----------  -----------  -----------
$   398,785  $   419,595  $   166,302  $   124,427  $    28,080  $   (32,282)
 (1,662,195)    (399,524)  (1,880,674)    (555,068)    (113,013)    (118,228)
     24,499      395,832        9,222      494,759           --      297,301
  5,254,630   (3,886,243)   5,642,636   (4,764,006)   2,472,894   (3,039,124)
-----------  -----------  -----------  -----------  -----------  -----------
  4,015,719   (3,470,340)   3,937,486   (4,699,888)   2,387,961   (2,892,333)
-----------  -----------  -----------  -----------  -----------  -----------
    (64,755)     (39,095)     (18,379)      (9,518)        (741)          --
     (5,016)    (102,014)          --     (125,772)      (4,879)          --
    (84,827)     (24,378)      (5,747)          --           --           --
     (5,198)    (140,634)          --     (247,034)      (8,971)          --
     (1,659)      (1,477)         (45)          --           --           --
       (359)      (7,615)          --         (403)          (5)          --
   (247,545)    (354,678)    (142,132)    (114,909)     (27,340)          --
    (22,201)  (1,001,416)          --     (984,277)     (79,280)          --
-----------  -----------  -----------  -----------  -----------  -----------
   (431,560)  (1,671,307)    (166,303)  (1,481,913)    (121,216)          --
-----------  -----------  -----------  -----------  -----------  -----------
 10,886,904    3,483,205    5,161,203    4,492,686    4,237,424    1,789,479
-----------  -----------  -----------  -----------  -----------  -----------
 14,471,063   (1,658,442)   8,932,386   (1,689,115)   6,504,169   (1,102,854)
 28,861,749   30,520,191   26,404,651   28,093,766   13,299,957   14,402,811
-----------  -----------  -----------  -----------  -----------  -----------
$43,332,812  $28,861,749  $35,337,037  $26,404,651  $19,804,126  $13,299,957
===========  ===========  ===========  ===========  ===========  ===========
$    (3,648) $    (3,646) $    (5,087) $    (5,086) $        (1) $        --
===========  ===========  ===========  ===========  ===========  ===========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets, continued


                                                                    U.S. Treasury               Capital Manager
                                                                     Money Market                 Conservative
                                                                         Fund                     Growth Fund
                                                           -------------------------------  -----------------------
                                                                      Year Ended                   Year Ended
                                                                    September 30,                September 30,
                                                           -------------------------------  -----------------------
                                                                 2003            2002           2003        2002
                                                           ---------------  --------------  -----------  ----------
Capital Transactions:
Class A Shares:
  Proceeds from shares issued............................. $   148,259,819  $  149,429,099  $ 2,845,223  $  816,399
  Dividends reinvested....................................         605,871       2,347,667       35,236      28,201
  Cost of shares redeemed.................................    (211,636,359)   (162,860,916)  (1,618,794)   (112,593)
                                                           ---------------  --------------  -----------  ----------
Change in net assets from Class A Share transactions......     (62,770,669)    (11,084,150)   1,261,665     732,007
Class B Shares:
  Proceeds from shares issued.............................         692,662      35,923,788    1,812,680   1,044,844
  Dividends reinvested....................................           1,949           4,828       33,109      39,636
  Cost of shares redeemed.................................        (689,166)    (53,257,010)    (545,717)   (159,457)
                                                           ---------------  --------------  -----------  ----------
Change in net assets from Class B Share transactions......           5,445     (17,328,394)   1,300,072     925,023
Class C Shares:
  Proceeds from shares issued.............................           6,483          10,000       93,873      65,498
  Dividends reinvested....................................              19              17        1,428         261
  Cost of shares redeemed.................................          (8,485)             --      (19,259)     (1,381)
                                                           ---------------  --------------  -----------  ----------
Change in net assets from Class C Share transactions......          (1,983)         10,017       76,042      64,378
Institutional Shares:
  Proceeds from shares issued.............................   1,471,766,366   1,283,341,997    5,369,994   1,499,626
  Dividends reinvested....................................       1,027,743       2,076,806      706,281     568,836
  Cost of shares redeemed.................................  (1,549,785,619)   (865,178,810)  (2,571,668)   (768,746)
                                                           ---------------  --------------  -----------  ----------
Change in net assets from Institutional Share transactions     (76,991,510)    420,239,993    3,504,607   1,299,716
                                                           ---------------  --------------  -----------  ----------
Change in net assets from capital transactions............ $  (139,758,717) $  391,837,466  $ 6,142,386  $3,021,124
                                                           ===============  ==============  ===========  ==========
Share Transactions:
Class A Shares:
  Issued..................................................     148,259,994     149,429,099      331,500      92,997
  Reinvested..............................................         605,871       2,347,667        4,174       3,064
  Redeemed................................................    (211,636,359)   (162,860,910)    (188,711)    (12,290)
                                                           ---------------  --------------  -----------  ----------
Change in Class A Shares..................................     (62,770,494)    (11,084,144)     146,963      83,771
Class B Shares:
  Issued..................................................         692,662      35,923,788      213,090     116,383
  Reinvested..............................................           1,949           4,828        3,927       4,291
  Redeemed................................................        (689,166)    (53,257,010)     (64,023)    (18,142)
                                                           ---------------  --------------  -----------  ----------
Change in Class B Shares..................................           5,445     (17,328,394)     152,994     102,532
Class C Shares:
  Issued..................................................           6,483          10,000       11,277       7,375
  Reinvested..............................................              19              17          170          29
  Redeemed................................................          (8,485)             --       (2,191)       (157)
                                                           ---------------  --------------  -----------  ----------
Change in Class C Shares..................................          (1,983)         10,017        9,256       7,247
Institutional Shares:
  Issued..................................................   1,471,766,366   1,283,341,998      618,079     165,157
  Reinvested..............................................       1,027,743       2,076,806       83,419      62,186
  Redeemed................................................  (1,549,785,619)   (865,178,810)    (296,854)    (86,081)
                                                           ---------------  --------------  -----------  ----------
Change in Institutional Shares............................     (76,991,510)    420,239,994      404,644     141,262
                                                           ---------------  --------------  -----------  ----------
Change in Shares..........................................    (139,758,542)    391,837,473      713,857     334,812
                                                           ===============  ==============  ===========  ==========

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




        Capital Manager                                   Capital Manager
           Moderate              Capital Manager            Aggressive
          Growth Fund              Growth Fund              Growth Fund
   ------------------------  -----------------------  ----------------------
          Year Ended                Year Ended              Year Ended
         September 30,            September 30,            September 30,
   ------------------------  -----------------------  ----------------------
       2003         2002         2003        2002        2003        2002
   -----------  -----------  -----------  ----------  ----------  ----------
   $ 5,526,075  $ 2,118,369  $ 2,075,569  $1,582,141  $  589,031  $  632,618
        54,786      136,345       10,270     134,312       5,021          --
    (1,190,812)    (708,581)    (548,649)   (860,069)   (143,655)    (15,443)
   -----------  -----------  -----------  ----------  ----------  ----------
     4,390,049    1,546,133    1,537,190     856,384     450,397     617,175
     4,832,465    3,033,140    3,347,863   3,071,167   1,082,357   1,063,916
        51,352      163,104           --     246,292       8,955          --
      (967,788)  (1,148,846)    (781,806)   (958,259)   (150,991)   (190,158)
   -----------  -----------  -----------  ----------  ----------  ----------
     3,916,029    2,047,398    2,566,057   2,359,200     940,321     873,758
       159,853      157,596       40,219       7,191      24,081          --
         1,883        8,611           --         403           5          --
      (309,259)      (3,718)      (4,866)         --          --          --
   -----------  -----------  -----------  ----------  ----------  ----------
      (147,523)     162,489       35,353       7,594      24,086          --
     3,639,246    1,619,331    2,652,882   2,077,584   3,454,968     358,294
       284,608      395,809      105,982     104,924      88,889          --
    (1,195,505)  (2,287,955)  (1,736,261)   (913,000)   (721,237)    (59,748)
   -----------  -----------  -----------  ----------  ----------  ----------
     2,728,349     (272,815)   1,022,603   1,269,508   2,822,620     298,546
   -----------  -----------  -----------  ----------  ----------  ----------
   $10,886,904  $ 3,483,205  $ 5,161,203  $4,492,686  $4,237,424  $1,789,479
   ===========  ===========  ===========  ==========  ==========  ==========
       694,668      245,752      279,076     190,431      74,235      68,802
         7,123       15,242        1,433      15,329         658          --
      (156,364)     (83,483)     (76,971)   (109,546)    (17,486)     (1,806)
   -----------  -----------  -----------  ----------  ----------  ----------
       545,427      177,511      203,538      96,214      57,407      66,996
       624,335      356,390      458,927     370,625     137,799     116,019
         6,554       18,311           --      28,180       1,171          --
      (127,145)    (136,744)    (112,243)   (119,799)    (19,669)    (21,542)
   -----------  -----------  -----------  ----------  ----------  ----------
       503,744      237,957      346,684     279,006     119,301      94,477
        21,259       20,530        5,608         874       3,243          --
           244          964           --          46           1          --
       (40,601)        (441)        (728)         --          --          --
   -----------  -----------  -----------  ----------  ----------  ----------
       (19,098)      21,053        4,880         920       3,244          --
       456,686      188,056      346,915     247,610     433,952      43,970
        37,351       44,898       14,887      12,371      11,478          --
      (149,186)    (264,055)    (228,937)   (108,215)    (88,233)     (7,721)
   -----------  -----------  -----------  ----------  ----------  ----------
       344,851      (31,101)     132,865     151,766     357,197      36,249
   -----------  -----------  -----------  ----------  ----------  ----------
     1,374,924      405,420      687,967     527,906     537,149     197,722
   ===========  ===========  ===========  ==========  ==========  ==========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                Investment Activities                     Dividends
                                                        ------------------------------------  ------------------------------

                                              Net Asset    Net      Net realized/                            Net
                                               Value,   investment    unrealized   Total from    Net      realized
                                              Beginning   income    gains (losses) Investment investment  gains on     Total
                                              of Period   (loss)    on investments Activities   income   investments Dividends
                                              --------- ----------  -------------- ---------- ---------- ----------- ---------
Balanced Fund
  Year Ended September 30, 2003..............  $ 9.80      0.16           1.14         1.30     (0.17)         --      (0.17)
  Year Ended September 30, 2002..............  $11.28      0.18(c)       (1.48)(c)    (1.30)    (0.18)         --      (0.18)
  Year Ended September 30, 2001..............  $13.15      0.24          (1.32)       (1.08)    (0.25)      (0.54)     (0.79)
  Year Ended September 30, 2000..............  $13.83      0.34          (0.10)        0.24     (0.34)      (0.58)     (0.92)
  Year Ended September 30, 1999..............  $13.82      0.35           0.74         1.09     (0.35)      (0.73)     (1.08)
Large Company Value Fund
  Year Ended September 30, 2003..............  $12.84      0.23           2.03         2.26     (0.23)         --      (0.23)
  Year Ended September 30, 2002..............  $16.79      0.18          (3.47)       (3.29)    (0.18)      (0.48)     (0.66)
  Year Ended September 30, 2001..............  $18.57      0.22          (0.89)       (0.67)    (0.22)      (0.89)     (1.11)
  Year Ended September 30, 2000..............  $19.60      0.49           0.56         1.05     (0.49)      (1.59)     (2.08)
  Year Ended September 30, 1999..............  $18.48      0.25           1.93         2.18     (0.25)      (0.81)     (1.06)
Large Company Growth Fund
  Year Ended September 30, 2003..............  $ 6.60     (0.02)          1.11         1.09        --          --         --
  Year Ended September 30, 2002..............  $ 8.16     (0.06)         (1.50)       (1.56)       --          --         --
  Year Ended September 30, 2001..............  $14.75     (0.05)         (5.56)       (5.61)       --       (0.98)     (0.98)
  Year Ended September 30, 2000..............  $11.96     (0.06)          3.59         3.53        --       (0.74)     (0.74)
  Year Ended September 30, 1999..............  $ 9.62     (0.04)          2.94         2.90        --       (0.56)     (0.56)
Mid Cap Value Fund
  Year Ended September 30, 2003..............  $10.93      0.16(d)        2.04         2.20     (0.15)         --      (0.15)
  Year Ended September 30, 2002..............  $13.12      0.17(d)       (1.04)       (0.87)    (0.17)      (1.15)     (1.32)
  February 1, 2001 to September 30, 2001 (a).  $14.26      0.15          (1.15)       (1.00)    (0.14)         --      (0.14)
  Year Ended January 31, 2001................  $14.10      0.22           0.94         1.16     (0.21)      (0.79)     (1.00)
  Year Ended January 31, 2000................  $13.44      0.24           0.89         1.13     (0.19)      (0.28)     (0.47)
  Year Ended January 31, 1999................  $12.62      0.22           1.54         1.76     (0.24)      (0.70)     (0.94)
Mid Cap Growth Fund
  Year Ended September 30, 2003..............  $ 8.07     (0.09)          1.86         1.77        --          --         --
  Year Ended September 30, 2002..............  $ 9.80     (0.08)(d)      (1.02)       (1.10)       --       (0.63)     (0.63)
  February 1, 2001 to September 30, 2001 (a).  $14.42     (0.07)         (4.55)       (4.62)       --          --         --
  Year Ended January 31, 2001................  $20.36     (0.13)         (1.99)       (2.12)       --       (3.82)     (3.82)
  Year Ended January 31, 2000................  $17.61     (0.17)          5.01         4.84        --       (2.09)     (2.09)
  Year Ended January 31, 1999................  $13.89     (0.01)          5.39         5.38        --       (1.66)     (1.66)
Small Company Value Fund
  May 19, 2003 to September 30, 2003 (b).....  $10.00      0.01(d)        1.43         1.44        --(e)       --         --(e)
Small Company Growth Fund
  Year Ended September 30, 2003..............  $ 9.38     (0.14)          2.26         2.12        --          --         --
  Year Ended September 30, 2002..............  $12.13     (0.17)(d)      (2.58)       (2.75)       --          --         --
  Year Ended September 30, 2001..............  $34.87     (0.20)        (16.20)      (16.40)       --       (6.34)     (6.34)
  Year Ended September 30, 2000..............  $24.92     (0.25)         13.20        12.95        --       (3.00)     (3.00)
  Year Ended September 30, 1999..............  $17.50     (0.28)          7.70         7.42        --          --         --
Special Opportunities Equity Fund
  June 2, 2003 to September 30, 2003 (b).....  $10.00     (0.01)          0.54         0.53        --          --         --

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.
** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as Funds of the BB&T Funds, the Mid Cap Value Fund and Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.
(b)Period from commencement of operations.
(c)Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.19, $(1.49), and 1.73%, respectively.
(d)Per share net investment income (loss) has been calculated using the average daily shares method.
(e)Amount is less than $0.005 per share.
(f)Not Annualized.
(g)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                          Ratios/Supplementary Data
                         -----------------------------------------------------------
                                                 Ratio of net
                                                  investment
Net Asset     Total      Net Assets,  Ratio of      income      Ratio of
 Value,      Return        End of    expenses to  (loss) to    expenses to
 End of     (excludes      Period      average   average net     average   Portfolio
 Period   sales charge)     (000)    net assets     assets     net assets* turnover**
--------- -------------  ----------- ----------- ------------  ----------- ----------
 $10.93       13.40%       $13,827      1.22%        1.52%        1.61%       84.27%
 $ 9.80      (11.68)%      $13,954      1.28%        1.66%(c)     1.67%       64.29%
 $11.28       (8.72)%      $13,688      1.30%        2.03%        1.69%      116.03%
 $13.15        1.74%       $17,726      1.22%        2.54%        1.65%       57.95%
 $13.83        7.72%       $21,207      1.15%        2.43%        1.64%       35.98%
 $14.87       17.73%       $25,397      1.17%        1.67%        1.55%       18.89%
 $12.84      (20.57)%      $22,222      1.23%        1.11%        1.62%       23.02%
 $16.79       (3.77)%      $29,942      1.24%        1.23%        1.63%       24.20%
 $18.57        5.69%       $33,004      1.17%        2.62%        1.60%       23.85%
 $19.60       11.64%       $38,604      1.10%        1.22%        1.59%       13.52%
 $ 7.69       16.52%       $ 7,042      1.18%       (0.35)%       1.57%       91.73%
 $ 6.60      (19.12)%      $ 6,240      1.28%       (0.57)%       1.67%      100.46%
 $ 8.16      (40.36)%      $ 8,146      1.30%       (0.48)%       1.69%       96.41%
 $14.75       30.08%       $13,156      1.24%       (0.43)%       1.66%       76.76%
 $11.96       30.93%       $ 5,912      1.22%       (0.34)%       1.71%       67.59%
 $12.98       20.31%       $ 6,841      1.20%        1.33%        1.35%       18.28%
 $10.93       (8.24)%      $ 5,070      1.15%        1.29%        1.38%       18.20%
 $13.12       (7.09)%(f)   $ 4,554      1.20%(g)     1.45%(g)     1.37%(g)    27.04%
 $14.26        8.76%       $ 5,691      1.21%        1.54%        1.36%       59.00%
 $14.10        8.23%       $ 5,965      1.21%        1.39%        1.32%       15.00%
 $13.44       14.43%       $ 6,206      1.21%        1.72%        1.34%       47.00%
 $ 9.84       21.93%       $ 6,486      1.19%       (0.96)%       1.36%      125.97%
 $ 8.07      (12.54)%      $ 5,533      1.17%       (0.88)%       1.44%      117.06%
 $ 9.80      (32.04)%(f)   $ 7,386      1.25%(g)    (0.52)%(g)    1.47%(g)    90.11%
 $14.42      (10.84)%      $12,285      1.27%       (0.37)%       1.48%       63.00%
 $20.36       28.47%       $23,668      1.27%       (0.59)%       1.55%       54.00%
 $17.61       42.34%       $17,872      1.27%       (0.28)%       1.53%       74.00%
 $11.44       14.43%(f)    $   112      2.04%(g)     0.35%(g)     2.29%(g)    48.84%
 $11.50       22.60%       $ 6,007      1.62%       (1.20)%       1.87%      197.85%
 $ 9.38      (22.67)%      $ 5,145      1.73%       (1.43)%       1.98%      292.94%
 $12.13      (54.95)%      $ 8,333      1.72%       (0.86)%       1.97%      286.49%
 $34.87       54.34%       $28,936      1.66%       (0.74)%       1.91%      206.16%
 $24.92       42.32%       $11,336      1.80%       (1.23)%       2.05%      184.39%
 $10.53        5.30%(f)    $ 5,460      1.06%(g)    (0.42)%(g)    2.02%(g)    13.24%

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                 Investment Activities                      Dividends
                                         ------------------------------------  ----------------------------------
                                                     Net realized/
                                                       unrealized                          Net realized
                               Net Asset    Net      gains (losses)                           gains
                                Value,   investment  on investments Total from    Net     on investments
                               Beginning   income     and foreign   Investment investment  and foreign     Total
                               of Period   (loss)      currencies   Activities   income     currencies   Dividends
                               --------- ----------  -------------- ---------- ---------- -------------- ---------
International Equity Fund
 Year Ended September 30, 2003  $ 6.31      0.06(b)       0.54         0.60      (0.03)          --        (0.03)
 Year Ended September 30, 2002  $ 7.43     (0.02)(b)     (1.10)       (1.12)        --           --           --
 Year Ended September 30, 2001  $12.49     (0.05)        (2.99)       (3.04)        --        (2.02)       (2.02)
 Year Ended September 30, 2000  $12.48     (0.04)         0.68         0.64         --        (0.63)       (0.63)
 Year Ended September 30, 1999  $ 9.91     (0.01)         2.78         2.77      (0.03)       (0.17)       (0.20)
Short U.S. Government Income
 Fund
 Year Ended September 30, 2003  $10.08      0.27         (0.11)        0.16      (0.35)          --        (0.35)
 Year Ended September 30, 2002  $10.04      0.43(c)       0.06(c)      0.49      (0.45)          --        (0.45)
 Year Ended September 30, 2001  $ 9.63      0.51          0.41         0.92      (0.51)          --        (0.51)
 Year Ended September 30, 2000  $ 9.65      0.50         (0.01)        0.49      (0.51)          --        (0.51)
 Year Ended September 30, 1999  $10.06      0.50         (0.41)        0.09      (0.50)          --        (0.50)
Intermediate U.S. Government
 Bond Fund
 Year Ended September 30, 2003  $10.77      0.35         (0.07)        0.28      (0.39)       (0.09)       (0.48)
 Year Ended September 30, 2002  $10.38      0.47(d)       0.42(d)      0.89      (0.50)          --        (0.50)
 Year Ended September 30, 2001  $ 9.71      0.51          0.68         1.19      (0.52)          --        (0.52)
 Year Ended September 30, 2000  $ 9.70      0.52          0.05         0.57      (0.53)       (0.03)       (0.56)
 Year Ended September 30, 1999  $10.57      0.50         (0.76)       (0.26)     (0.50)       (0.11)       (0.61)
Intermediate Corporate Bond
 Fund
 Year Ended September 30, 2003  $10.33      0.47          0.41         0.88      (0.49)          --        (0.49)
 Year Ended September 30, 2002  $10.56      0.53(e)      (0.04)(e)     0.49      (0.55)       (0.17)       (0.72)
 Year Ended September 30, 2001  $ 9.98      0.60          0.58         1.18      (0.60)          --        (0.60)
 December 2, 1999 to
   September 30, 2000 (a).....  $10.00      0.50         (0.02)        0.48      (0.50)          --        (0.50)
Kentucky Intermediate
 Tax-Free Fund
 February 24, 2003 to
   September 30, 2003 (a).....  $10.00      0.15(b)       0.35         0.50      (0.27)          --        (0.27)
Maryland Intermediate
 Tax-Free Fund
 February 24, 2003 to
   September 30, 2003 (a).....  $10.00      0.18          0.15         0.33      (0.18)          --        (0.18)
North Carolina Intermediate
 Tax-Free Fund
 Year Ended September 30, 2003  $10.86      0.33         (0.01)        0.32      (0.33)       (0.04)       (0.37)
 Year Ended September 30, 2002  $10.54      0.36          0.40         0.76      (0.36)       (0.08)       (0.44)
 Year Ended September 30, 2001  $ 9.97      0.38          0.57         0.95      (0.38)          --        (0.38)
 Year Ended September 30, 2000  $ 9.89      0.40          0.08         0.48      (0.40)          --        (0.40)
 Year Ended September 30, 1999  $10.52      0.40         (0.56)       (0.16)     (0.40)       (0.07)       (0.47)
South Carolina Intermediate
 Tax-Free Fund
 Year Ended September 30, 2003  $10.87      0.34          0.01         0.35      (0.34)          --        (0.34)
 Year Ended September 30, 2002  $10.46      0.37          0.41         0.78      (0.37)          --        (0.37)
 Year Ended September 30, 2001  $ 9.90      0.38          0.56         0.94      (0.38)          --        (0.38)
 Year Ended September 30, 2000  $ 9.80      0.39          0.10         0.49      (0.39)          --        (0.39)
 Year Ended September 30, 1999  $10.47      0.38         (0.59)       (0.21)     (0.38)       (0.08)       (0.46)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.
** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)Per share net investment income (loss) has been calculated using the average daily shares method.
(c)Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.47, $0.02, and 4.38%, respectively.
(d)Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.40, and 4.74%, respectively.
(e)Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.54, $(0.05), and 5.23%, respectively.
(f)Not Annualized.
(g)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                         Ratios/Supplementary Data
                        ----------------------------------------------------------
                                                Ratio of net
                                                 investment
Net Asset     Total     Net Assets,  Ratio of      income     Ratio of
 Value,      Return       End of    expenses to  (loss) to   expenses to
 End of     (excludes     Period      average   average net    average   Portfolio
 Period   sales charge)    (000)    net assets     assets    net assets* turnover**
--------- ------------- ----------- ----------- ------------ ----------- ----------
 $ 6.88        9.58%      $ 2,162      1.63%        0.95%       1.90%      199.78%
 $ 6.31      (15.07)%     $ 1,412      1.68%       (0.24)%      1.93%       95.86%
 $ 7.43      (28.52)%     $ 2,557      1.74%       (0.33)%      1.99%      144.35%
 $12.49        4.75%      $ 2,681      1.76%       (0.26)%      2.01%      179.44%
 $12.48       28.33%      $ 1,906      1.81%       (0.07)%      2.06%       82.00%
 $ 9.89        1.56%      $ 9,619      1.00%        2.48%       1.40%       93.86%
 $10.08        5.03%      $ 5,286      1.03%        4.03%(c)    1.43%       73.93%
 $10.04        9.73%      $ 3,530      1.03%        5.12%       1.43%      101.28%
 $ 9.63        5.24%      $ 3,270      1.01%        5.27%       1.41%      101.07%
 $ 9.65        0.95%      $ 4,626      1.02%        5.04%       1.42%       99.99%
 $10.57        2.62%      $ 9,646      1.07%        3.13%       1.42%      209.07%
 $10.77        8.85%      $ 6,453      1.10%        4.56%(d)    1.45%       79.36%
 $10.38       12.53%      $ 4,450      1.11%        5.12%       1.46%       84.76%
 $ 9.71        6.09%      $ 2,579      1.08%        5.46%       1.43%      103.41%
 $ 9.70       (2.49)%     $ 3,308      1.08%        5.00%       1.43%       73.46%
 $10.72        8.69%      $ 4,308      1.08%        4.34%       1.44%       43.98%
 $10.33        4.98%      $ 2,042      1.11%        5.11%(e)    1.50%       69.15%
 $10.56       12.10%      $   426      1.06%        5.76%       1.45%      142.35%
 $ 9.98        4.97%(f)   $   236      1.03%(g)     6.06%(g)    1.59%(g)   186.79%
 $10.23        5.09%(f)   $ 1,877      0.62%(g)     2.50%(g)    1.65%(g)    42.87%
 $10.15        3.32%(f)   $   482      0.72%(g)     2.22%(g)    2.24%(g)    40.16%
 $10.81        3.04%      $25,323      0.92%        3.11%       1.42%       44.56%
 $10.86        7.46%      $23,828      0.93%        3.41%       1.43%       20.39%
 $10.54        9.69%      $18,718      0.93%        3.66%       1.43%       47.35%
 $ 9.97        5.04%      $11,403      0.95%        4.12%       1.46%       80.33%
 $ 9.89       (1.53)%     $13,677      0.95%        3.95%       1.47%       39.70%
 $10.88        3.29%      $ 4,680      0.86%        3.14%       1.43%       32.04%
 $10.87        7.67%      $ 4,128      0.83%        3.52%       1.48%       21.81%
 $10.46        9.67%      $ 2,143      0.87%        3.73%       1.52%       36.67%
 $ 9.90        5.10%      $ 1,251      0.90%        3.97%       1.72%       84.20%
 $ 9.80       (2.09)%     $ 1,160      0.97%        3.72%       1.91%       71.96%

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                     Investment Activities                      Dividends
                                            ------------------------------------    -------------------------------

                                Net Asset      Net        Net realized/
                                  Value,    investment      unrealized   Total from    Net     Net realized
                               Beginning of   income      gains (losses) Investment investment   gains on     Total
                                  Period      (loss)      on investments Activities   income   investments  Dividends
                               ------------ ----------    -------------- ---------- ---------- ------------ ---------
Virginia Intermediate
 Tax-Free Fund
 Year Ended September 30, 2003    $11.99       0.37            0.01         0.38      (0.37)      (0.04)      (0.41)
 Year Ended September 30, 2002    $11.57       0.41            0.42         0.83      (0.41)         --       (0.41)
 Year Ended September 30, 2001    $10.96       0.42            0.61         1.03      (0.42)         --       (0.42)
 Year Ended September 30, 2000    $10.86       0.45            0.10         0.55      (0.45)         --       (0.45)
 May 17, 1999 to September
   30, 1999 (a)...............    $11.24       0.30           (0.38)       (0.08)     (0.30)         --       (0.30)
West Virginia Intermediate
 Tax-Free Fund
 Year Ended September 30, 2003    $10.35       0.33(c)         0.01         0.34      (0.33)      (0.16)      (0.49)
 Year Ended September 30, 2002    $10.01       0.43            0.31         0.74      (0.38)      (0.02)      (0.40)
 February 1, 2001 to
   September 30, 2001 (b).....    $ 9.92       0.29            0.09         0.38      (0.29)         --       (0.29)
 Year Ended January 31, 2001..    $ 9.18       0.46            0.74         1.20      (0.46)         --       (0.46)
 Year Ended January 31, 2000..    $10.26       0.44           (0.98)       (0.54)     (0.49)      (0.05)      (0.54)
 Year Ended January 31, 1999..    $10.32       0.47            0.05         0.52      (0.47)      (0.11)      (0.58)
Prime Money Market Fund
 Year Ended September 30, 2003    $ 1.00         --(d)           --           --(d)      --(d)       --          --(d)
 Year Ended September 30, 2002    $ 1.00       0.01              --(d)      0.01      (0.01)         --       (0.01)
 Year Ended September 30, 2001    $ 1.00       0.04              --         0.04      (0.04)         --       (0.04)
 Year Ended September 30, 2000    $ 1.00       0.05              --         0.05      (0.05)         --       (0.05)
 Year Ended September 30, 1999    $ 1.00       0.04              --         0.04      (0.04)         --       (0.04)
U.S. Treasury Money Market
 Fund
 Year Ended September 30, 2003    $ 1.00         --(d)           --           --(d)      --(d)       --          --(d)
 Year Ended September 30, 2002    $ 1.00       0.01              --         0.01      (0.01)         --       (0.01)
 Year Ended September 30, 2001    $ 1.00       0.04              --         0.04      (0.04)         --       (0.04)
 Year Ended September 30, 2000    $ 1.00       0.05              --         0.05      (0.05)         --       (0.05)
 Year Ended September 30, 1999    $ 1.00       0.04              --         0.04      (0.04)         --       (0.04)
Capital Manager Conservative
 Growth Fund
 Year Ended September 30, 2003    $ 8.29       0.18            0.57         0.75      (0.16)      (0.04)      (0.20)
 Year Ended September 30, 2002    $ 9.12       0.23           (0.68)       (0.45)     (0.20)      (0.18)      (0.38)
 Year Ended September 30, 2001    $10.71       0.28           (0.99)       (0.71)     (0.30)      (0.58)      (0.88)
 Year Ended September 30, 2000    $10.39       0.38            0.54         0.92      (0.38)      (0.22)      (0.60)
 Year Ended September 30, 1999    $10.05       0.30            0.52         0.82      (0.31)      (0.17)      (0.48)
Capital Manager Moderate
 Growth Fund
 Year Ended September 30, 2003    $ 7.47       0.08            0.82         0.90      (0.08)      (0.01)      (0.09)
 Year Ended September 30, 2002    $ 8.82       0.12           (0.99)       (0.87)     (0.11)      (0.37)      (0.48)
 Year Ended September 30, 2001    $11.25       0.23           (1.70)       (1.47)     (0.24)      (0.72)      (0.96)
 Year Ended September 30, 2000    $10.65       0.31            0.89         1.20      (0.31)      (0.29)      (0.60)
 Year Ended September 30, 1999    $ 9.85       0.22            1.06         1.28      (0.23)      (0.25)      (0.48)
Capital Manager Growth Fund
 Year Ended September 30, 2003    $ 6.87       0.04            0.94         0.98      (0.04)         --       (0.04)
 Year Ended September 30, 2002    $ 8.46       0.03           (1.20)       (1.17)     (0.02)      (0.40)      (0.42)
 Year Ended September 30, 2001    $11.66       0.16           (2.43)       (2.27)     (0.16)      (0.77)      (0.93)
 Year Ended September 30, 2000    $10.79       0.25            1.24         1.49      (0.26)      (0.36)      (0.62)
 Year Ended September 30, 1999    $ 9.67       0.15            1.46         1.61      (0.17)      (0.32)      (0.49)
Capital Manager Aggressive
 Growth Fund
 Year Ended September 30, 2003    $ 7.36         --(c)(d)      1.15         1.15      (0.01)      (0.05)      (0.06)
 Year Ended September 30, 2002    $ 8.96      (0.02)          (1.58)       (1.60)        --          --          --
 March 19, 2001 to September
   30, 2001 (a)...............    $10.00         --(d)        (1.03)       (1.03)     (0.01)         --       (0.01)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.
** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB West Virginia Tax-Exempt Income Portfolio.
(c)Per share net investment income (loss) has been calculated using the average daily shares method.
(d)Amount is less than $0.005.
(e)Not Annualized.
(f)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                          Ratios/Supplementary Data
                         -----------------------------------------------------------
                                                 Ratio of net
                                                  investment
Net Asset Total Return   Net Assets,  Ratio of      income      Ratio of
 Value,    (excludes       End of    expenses to  (loss) to    expenses to
 End of      sales         Period      average   average net     average   Portfolio
 Period     charge)         (000)    net assets     assets     net assets* turnover**
--------- ------------   ----------- ----------- ------------  ----------- ----------
 $11.96        3.24%      $  7,447      0.92%        3.14%        1.42%      34.17%
 $11.99        7.36%      $  3,041      0.96%        3.45%        1.46%      13.12%
 $11.57        9.58%      $    714      0.90%        3.71%        1.40%      31.28%
 $10.96        5.22%      $    180      0.93%        4.15%        1.40%      64.45%
 $10.86        (.66)%(e)  $     74      1.00%(f)     4.05%(f)     1.51%(f)   27.05%
 $10.20        3.41%      $ 11,541      0.98%        3.23%        1.01%      25.59%
 $10.35        7.61%      $ 10,029      0.97%        3.78%        1.13%      61.44%
 $10.01        3.67%(e)   $  7,992      0.88%(f)     4.40%(f)     1.05%(f)   15.75%
 $ 9.92       13.42%      $  9,235      0.97%        4.86%        1.08%       7.00%
 $ 9.18       (5.39)%     $  8,790      0.97%        4.65%        1.02%      10.00%
 $10.26        5.11%      $  9,477      0.97%        4.52%        1.04%      14.00%
 $ 1.00        0.48%      $459,375      0.98%        0.47%        1.19%         --
 $ 1.00        1.21%      $416,782      1.05%        1.20%        1.23%         --
 $ 1.00        4.42%      $396,119      1.01%        4.22%        1.24%         --
 $ 1.00        5.35%      $277,219      1.00%        5.68%        1.25%         --
 $ 1.00        4.42%      $  5,395      0.80%        4.34%        1.39%         --
 $ 1.00        0.30%      $135,059      0.99%        0.32%        1.20%         --
 $ 1.00        1.01%      $197,830      1.05%        1.01%        1.24%         --
 $ 1.00        4.20%      $208,914      1.03%        4.08%        1.23%         --
 $ 1.00        4.98%      $170,380      1.00%        5.11%        1.23%         --
 $ 1.00        4.08%      $ 42,241      0.84%        4.00%        1.23%         --
 $ 8.84        9.09%      $  2,579      0.78%        1.86%        1.23%      33.03%
 $ 8.29       (5.18)%     $  1,198      0.79%        2.25%        1.24%       6.29%
 $ 9.12       (7.10)%     $    555      0.78%        2.87%        1.23%      35.75%
 $10.71        9.08%      $    293      0.66%        3.55%        1.10%      38.27%
 $10.39        8.19%      $    532      0.62%        2.95%        1.07%      16.45%
 $ 8.28       12.13%      $  8,054      0.75%        1.11%        1.20%      21.46%
 $ 7.47      (10.76)%     $  3,194      0.81%        1.26%        1.26%      14.56%
 $ 8.82      (14.00)%     $  2,206      0.78%        2.14%        1.23%      24.24%
 $11.25       11.35%      $  1,318      0.74%        2.67%        1.19%      46.69%
 $10.65       13.07%      $  1,635      0.68%        1.93%        1.13%      17.33%
 $ 7.81       14.22%      $  4,660      0.80%        0.59%        1.25%      17.80%
 $ 6.87      (14.82)%     $  2,700      0.87%        0.39%        1.32%       8.38%
 $ 8.46      (20.86)%     $  2,511      0.84%        1.35%        1.29%      27.33%
 $11.66       14.02%      $  1,606      0.70%        2.24%        1.14%      43.28%
 $10.79       16.81%      $    990      0.69%        1.24%        1.14%      17.93%
 $ 8.45       15.61%      $  1,225      0.95%        0.05%        1.40%       8.30%
 $ 7.36      (17.86)%     $    645      0.90%       (0.15)%       1.35%       5.75%
 $ 8.96      (10.35)%(e)  $    185      1.12%(f)    (0.28)%(f)    1.57%(f)   10.10%

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                             Investment Activities                    Dividends
                                                     ------------------------------------  -------------------------------

                                           Net Asset    Net      Net realized/                            Net
                                            Value,   investment    unrealized   Total from    Net      realized
                                           Beginning   income    gains (losses) Investment investment  gains on     Total
                                           of Period   (loss)    on investments Activities   income   investments Dividends
                                           --------- ----------  -------------- ---------- ---------- ----------- ---------
Balanced Fund
  Year Ended September 30, 2003...........  $ 9.73      0.08           1.15         1.23     (0.10)         --      (0.10)
  Year Ended September 30, 2002...........  $11.20      0.09(b)       (1.46)(b)    (1.37)    (0.10)         --      (0.10)
  Year Ended September 30, 2001...........  $13.06      0.18          (1.34)       (1.16)    (0.16)      (0.54)     (0.70)
  Year Ended September 30, 2000...........  $13.75      0.24          (0.11)        0.13     (0.24)      (0.58)     (0.82)
  Year Ended September 30, 1999...........  $13.76      0.26           0.71         0.97     (0.25)      (0.73)     (0.98)
Large Company Value Fund
  Year Ended September 30, 2003...........  $12.75      0.12           2.01         2.13     (0.13)         --      (0.13)
  Year Ended September 30, 2002...........  $16.68      0.06          (3.44)       (3.38)    (0.07)      (0.48)     (0.55)
  Year Ended September 30, 2001...........  $18.47      0.09          (0.89)       (0.80)    (0.10)      (0.89)     (0.99)
  Year Ended September 30, 2000...........  $19.51      0.35           0.56         0.91     (0.36)      (1.59)     (1.95)
  Year Ended September 30, 1999...........  $18.42      0.11           1.90         2.01     (0.11)      (0.81)     (0.92)
Large Company Growth Fund
  Year Ended September 30, 2003...........  $ 6.36     (0.08)(c)       1.08         1.00        --          --         --
  Year Ended September 30, 2002...........  $ 7.93     (0.12)         (1.45)       (1.57)       --          --         --
  Year Ended September 30, 2001...........  $14.47     (0.11)         (5.45)       (5.56)       --       (0.98)     (0.98)
  Year Ended September 30, 2000...........  $11.82     (0.17)          3.56         3.39        --       (0.74)     (0.74)
  Year Ended September 30, 1999...........  $ 9.58     (0.12)          2.92         2.80        --       (0.56)     (0.56)
Mid Cap Value Fund
  Year Ended September 30, 2003...........  $10.90      0.07(c)        2.03         2.10     (0.09)         --      (0.09)
  Year Ended September 30, 2002...........  $13.10      0.08          (1.03)       (0.95)    (0.10)      (1.15)     (1.25)
  July 25, 2001 to September 30, 2001 (a).  $14.14      0.03          (1.02)       (0.99)    (0.05)         --      (0.05)
Mid Cap Growth Fund
  Year Ended September 30, 2003...........  $ 8.00     (0.13)          1.81         1.68        --          --         --
  Year Ended September 30, 2002...........  $ 9.79     (0.14)(c)      (1.02)       (1.16)       --       (0.63)     (0.63)
  July 25, 2001 to September 30, 2001 (a).  $11.20     (0.01)         (1.40)       (1.41)       --          --         --
Small Company Value Fund
  May 19, 2003 to September 30, 2003 (a)..  $10.00     (0.04)(c)       1.44         1.40        --          --         --
Small Company Growth Fund
  Year Ended September 30, 2003...........  $ 8.78     (0.18)(c)       2.08         1.90        --          --         --
  Year Ended September 30, 2002...........  $11.43     (0.25)(c)      (2.40)       (2.65)       --          --         --
  Year Ended September 30, 2001...........  $33.53     (0.31)        (15.45)      (15.76)       --       (6.34)     (6.34)
  Year Ended September 30, 2000...........  $24.21     (0.49)         12.81        12.32        --       (3.00)     (3.00)
  Year Ended September 30, 1999...........  $17.13     (0.41)          7.49         7.08        --          --         --
Special Opportunities Equity Fund
  June 2, 2003 to September 30, 2003 (a)..  $10.00     (0.02)          0.52         0.50        --          --         --

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.
** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.10, $(1.47), and 0.97%, respectively.
(c)Per share net investment income (loss) has been calculated using the average daily shares method.
(d)Not Annualized.
(e)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                          Ratios/Supplementary Data
                         -----------------------------------------------------------
                                                 Ratio of net
                                                  investment
Net Asset                Net Assets,  Ratio of      income      Ratio of
 Value,   Total Return     End of    expenses to  (loss) to    expenses to
 End of     (excludes      Period      average   average net     average   Portfolio
 Period   sales charge)     (000)    net assets     assets     net assets* turnover**
--------- -------------  ----------- ----------- ------------  ----------- ----------
 $10.86       12.65%       $12,735      1.97%        0.77%        2.11%       84.27%
 $ 9.73      (12.33)%      $12,737      2.04%        0.90%(b)     2.18%       64.29%
 $11.20       (9.38)%      $15,712      2.05%        1.28%        2.19%      116.03%
 $13.06        0.92%       $18,859      1.97%        1.79%        2.15%       57.95%
 $13.75        6.82%       $21,610      1.90%        1.70%        2.14%       35.98%
 $14.75       16.74%       $26,215      1.91%        0.92%        2.05%       18.89%
 $12.75      (21.14)%      $24,849      1.98%        0.36%        2.12%       23.02%
 $16.68       (4.51)%      $33,489      1.99%        0.48%        2.13%       24.20%
 $18.47        4.88%       $36,078      1.92%        1.90%        2.10%       23.85%
 $19.51       10.73%       $38,590      1.84%        0.47%        2.08%       13.52%
 $ 7.36       15.72%       $14,217      1.93%       (1.10)%       2.07%       91.73%
 $ 6.36      (19.80)%      $13,040      2.03%       (1.32)%       2.17%      100.46%
 $ 7.93      (40.82)%      $17,089      2.05%       (1.24)%       2.19%       96.41%
 $14.47       29.22%       $27,172      1.99%       (1.18)%       2.16%       76.76%
 $11.82       29.97%       $12,289      1.97%       (1.08)%       2.21%       67.59%
 $12.91       19.31%       $ 2,071      1.95%        0.58%        2.10%       18.28%
 $10.90       (8.80)%      $ 1,158      1.91%        0.63%        2.12%       18.20%
 $13.10       (6.56)%(d)   $    99      1.87%(e)     2.22%(e)     2.21%(e)    27.04%
 $ 9.68       21.00%       $ 1,030      1.95%       (1.73)%       2.11%      125.97%
 $ 8.00      (13.20)%      $   507      1.76%       (1.52)%       2.07%      117.06%
 $ 9.79      (12.59)%(d)   $    48      2.11%(e)    (1.91)%(e)    2.33%(e)    90.11%
 $11.40       14.00%(d)    $    29      2.69%(e)    (0.93)%(e)    2.69%(e)    48.84%
 $10.68       21.64%       $ 7,520      2.37%       (1.95)%       2.37%      197.85%
 $ 8.78      (23.18)%      $ 6,703      2.48%       (2.18)%       2.48%      292.94%
 $11.43      (55.33)%      $ 9,356      2.48%       (1.62)%       2.48%      286.49%
 $33.53       53.29%       $20,707      2.41%       (1.49)%       2.41%      206.16%
 $24.21       41.25%       $11,054      2.55%       (1.98)%       2.55%      184.39%
 $10.50        5.00%(d)    $ 4,360      1.80%(e)    (1.16)%(e)    2.50%(e)    13.24%

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                Investment Activities                     Dividends
                                                        ------------------------------------  --------------------------------
                                                                    Net realized/
                                                                      unrealized                         Net realized
                                              Net Asset    Net      gains (losses)                         gains on
                                               Value,   investment  on investments Total from    Net     investments
                                              Beginning   income     and foreign   Investment investment and foreign    Total
                                              of Period   (loss)      currencies   Activities   income    currencies  Dividends
                                              --------- ----------  -------------- ---------- ---------- ------------ ---------
International Equity Fund
  Year Ended September 30, 2003..............  $ 6.07     (0.02)(b)      0.54         0.52      (0.02)         --       (0.02)
  Year Ended September 30, 2002..............  $ 7.19     (0.07)(b)     (1.05)       (1.12)        --          --          --
  Year Ended September 30, 2001..............  $12.24     (0.07)        (2.96)       (3.03)        --       (2.02)      (2.02)
  Year Ended September 30, 2000..............  $12.34     (0.15)         0.68         0.53         --       (0.63)      (0.63)
  Year Ended September 30, 1999..............  $ 9.85     (0.10)         2.77         2.67      (0.01)      (0.17)      (0.18)
Intermediate U.S. Government Bond Fund
  Year Ended September 30, 2003..............  $10.73      0.27         (0.07)        0.20      (0.31)      (0.09)      (0.40)
  Year Ended September 30, 2002..............  $10.35      0.39(c)       0.41(c)      0.80      (0.42)         --       (0.42)
  Year Ended September 30, 2001..............  $ 9.69      0.45          0.65         1.10      (0.44)         --       (0.44)
  Year Ended September 30, 2000..............  $ 9.68      0.45          0.04         0.49      (0.45)      (0.03)      (0.48)
  Year Ended September 30, 1999..............  $10.54      0.43         (0.75)       (0.32)     (0.43)      (0.11)      (0.54)
Intermediate Corporate Bond Fund
  Year Ended September 30, 2003..............  $10.34      0.39          0.40         0.79      (0.41)         --       (0.41)
  Year Ended September 30, 2002..............  $10.57      0.45(d)      (0.04)(d)     0.41      (0.47)      (0.17)      (0.64)
  Year Ended September 30, 2001..............  $ 9.98      0.52          0.59         1.11      (0.52)         --       (0.52)
  December 2, 1999 to September 30, 2000 (a).  $10.00      0.44         (0.02)        0.42      (0.44)         --       (0.44)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.
** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)Per share net investment income (loss) has been calculated using the average daily shares method.
(c)Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.41, $0.39, and 3.99%, respectively.
(d)Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.46, $(0.05), and 4.51%, respectively.
(e)Not Annualized.
(f)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                         Ratios/Supplementary Data
                        ----------------------------------------------------------
                                                Ratio of net
                                                 investment
Net Asset     Total     Net Assets,  Ratio of      income     Ratio of
 Value,      Return       End of    expenses to  (loss) to   expenses to
 End of     (excludes     Period      average   average net    average   Portfolio
 Period   sales charge)    (000)    net assets     assets    net assets* turnover**
--------- ------------- ----------- ----------- ------------ ----------- ----------
 $ 6.57        8.63%      $2,012       2.40%       (0.37)%      2.41%      199.78%
 $ 6.07      (15.58)%     $2,056       2.43%       (1.01)%      2.43%       95.86%
 $ 7.19      (29.11)%     $2,680       2.49%       (1.19)%      2.49%      144.35%
 $12.24        3.88%      $3,861       2.51%       (0.99)%      2.51%      179.44%
 $12.34       27.46%      $2,378       2.56%       (0.84)%      2.56%       82.00%
 $10.53        1.86%      $7,869       1.82%        2.42%       1.92%      209.07%
 $10.73        7.96%      $5,981       1.85%        3.81%(c)    1.95%       79.36%
 $10.35       11.61%      $4,310       1.86%        4.38%       1.96%       84.76%
 $ 9.69        5.31%      $2,329       1.83%        4.71%       1.93%      103.41%
 $ 9.68       (3.13)%     $2,679       1.83%        4.28%       1.93%       73.46%
 $10.72        7.77%      $6,358       1.83%        3.61%       1.94%       43.98%
 $10.34        4.18%      $4,465       1.84%        4.39%(d)    1.99%       69.15%
 $10.57       11.41%      $1,976       1.73%        4.95%       1.90%      142.35%
 $ 9.98        4.41%(e)   $   70       1.75%(f)     5.34%(f)    2.03%(f)   186.79%

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                Investment Activities                   Dividends
                                                        ----------------------------------    ---------------------------

                                              Net Asset    Net      Net realized/
                                               Value,   investment    unrealized   Total from    Net       Net
                                              Beginning   income    gains (losses) Investment investment realized   Total
                                              of Period   (loss)    on investments Activities   income    gains   Dividends
                                              --------- ----------  -------------- ---------- ---------- -------- ---------
Prime Money Market Fund
  Year Ended September 30, 2003..............  $ 1.00        --(b)         --           --(b)      --(b)     --        --(b)
  Year Ended September 30, 2002..............  $ 1.00      0.01            --(b)      0.01      (0.01)       --     (0.01)
  Year Ended September 30, 2001..............  $ 1.00      0.04            --         0.04      (0.04)       --     (0.04)
  Year Ended September 30, 2000..............  $ 1.00      0.05            --         0.05      (0.05)       --     (0.05)
  Year Ended September 30, 1999..............  $ 1.00      0.04            --         0.04      (0.04)       --     (0.04)
U.S. Treasury Money Market Fund
  Year Ended September 30, 2003..............  $ 1.00        --(b)         --           --(b)      --(b)     --        --(b)
  Year Ended September 30, 2002..............  $ 1.00      0.01            --         0.01      (0.01)       --     (0.01)
  Year Ended September 30, 2001..............  $ 1.00      0.04            --         0.04      (0.04)       --     (0.04)
  Year Ended September 30, 2000..............  $ 1.00      0.04            --         0.04      (0.04)       --     (0.04)
  Year Ended September 30, 1999..............  $ 1.00      0.03            --         0.03      (0.03)       --     (0.03)
Capital Manager Conservative Growth Fund
  Year Ended September 30, 2003..............  $ 8.29      0.11          0.59         0.70      (0.10)    (0.04)    (0.14)
  Year Ended September 30, 2002..............  $ 9.13      0.15         (0.67)       (0.52)     (0.14)    (0.18)    (0.32)
  Year Ended September 30, 2001..............  $10.71      0.22         (0.98)       (0.76)     (0.24)    (0.58)    (0.82)
  Year Ended September 30, 2000..............  $10.39      0.29          0.56         0.85      (0.31)    (0.22)    (0.53)
  January 29, 1999 to September 30, 1999 (a).  $10.54      0.21         (0.15)        0.06      (0.21)       --     (0.21)
Capital Manager Moderate Growth Fund
  Year Ended September 30, 2003..............  $ 7.41      0.04          0.80         0.84      (0.09)    (0.01)    (0.10)
  Year Ended September 30, 2002..............  $ 8.75      0.05         (0.97)       (0.92)     (0.05)    (0.37)    (0.42)
  Year Ended September 30, 2001..............  $11.21      0.19         (1.74)       (1.55)     (0.19)    (0.72)    (0.91)
  Year Ended September 30, 2000..............  $10.64      0.22          0.88         1.10      (0.24)    (0.29)    (0.53)
  January 29, 1999 to September 30, 1999 (a).  $10.64      0.14            --         0.14      (0.14)       --     (0.14)
Capital Manager Growth Fund
  Year Ended September 30, 2003..............  $ 6.80     (0.01)         0.91         0.90         --(b)     --        --(b)
  Year Ended September 30, 2002..............  $ 8.42     (0.01)        (1.21)       (1.22)        --     (0.40)    (0.40)
  Year Ended September 30, 2001..............  $11.64      0.09         (2.42)       (2.33)     (0.12)    (0.77)    (0.89)
  Year Ended September 30, 2000..............  $10.79      0.17          1.24         1.41      (0.20)    (0.36)    (0.56)
  January 29, 1999 to September 30, 1999 (a).  $10.69      0.10          0.10         0.20      (0.10)       --     (0.10)
Capital Manager Aggressive Growth Fund
  Year Ended September 30, 2003..............  $ 7.28     (0.05)(c)      1.12         1.07         --     (0.05)    (0.05)
  Year Ended September 30, 2002..............  $ 8.93     (0.04)        (1.61)       (1.65)        --        --        --
  March 19, 2001 to September 30, 2001 (a)...  $10.00     (0.02)        (1.05)       (1.07)        --        --        --

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.
** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)Amount is less than $0.005.
(c)Per share net investment loss has been calculated using the average daily shares method.
(d)Not Annualized.
(e)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                          Ratios/Supplementary Data
                         -----------------------------------------------------------
                                                 Ratio of net
                                                  investment
Net Asset                Net Assets,  Ratio of      income      Ratio of
 Value,   Total Return     End of    expenses to  (loss) to    expenses to
 End of     (excludes      Period      average   average net     average   Portfolio
 Period   sales charge)     (000)    net assets     assets     net assets* turnover**
--------- -------------  ----------- ----------- ------------  ----------- ----------
 $ 1.00        0.15%       $ 2,543      1.32%        0.16%        1.69%         --
 $ 1.00        0.60%       $ 2,730      1.67%        0.70%        1.77%         --
 $ 1.00        3.80%       $84,446      1.61%        3.58%        1.74%         --
 $ 1.00        4.65%       $41,644      1.63%        4.76%        1.80%         --
 $ 1.00        3.64%       $ 9,391      1.56%        3.58%        1.89%         --
 $ 1.00        0.16%       $ 1,126      1.12%        0.15%        1.70%         --
 $ 1.00        0.39%       $ 1,121      1.69%        0.48%        1.77%         --
 $ 1.00        3.56%       $18,449      1.63%        3.36%        1.73%         --
 $ 1.00        4.28%       $10,425      1.63%        4.43%        1.73%         --
 $ 1.00        3.31%       $ 2,264      1.59%        3.25%        1.73%         --
 $ 8.85        8.45%       $ 3,150      1.53%        1.07%        1.73%      33.03%
 $ 8.29       (5.94)%      $ 1,682      1.53%        1.49%        1.73%       6.29%
 $ 9.13       (7.50)%      $   916      1.58%        1.85%        1.78%      35.75%
 $10.71        8.31%       $   150      1.41%        2.75%        1.60%      38.27%
 $10.39        0.59%(d)    $   110      1.35%(e)     3.92%(e)     1.75%(e)   16.45%
 $ 8.15       11.29%       $ 8,929      1.50%        0.35%        1.70%      21.46%
 $ 7.41      (11.35)%      $ 4,384      1.56%        0.52%        1.76%      14.56%
 $ 8.75      (14.82)%      $ 3,096      1.55%        1.05%        1.75%      24.24%
 $11.21       10.45%       $   542      1.54%        1.94%        1.69%      46.69%
 $10.64        1.29%(d)    $   197      1.47%(e)     2.54%(e)     1.78%(e)   17.33%
 $ 7.70       13.31%       $ 9,142      1.55%       (0.16)%       1.75%      17.80%
 $ 6.80      (15.53)%      $ 5,712      1.62%       (0.35)%       1.82%       8.38%
 $ 8.42      (21.44)%      $ 4,720      1.60%        0.45%        1.80%      27.33%
 $11.64       13.23%       $ 1,993      1.45%        1.49%        1.64%      43.28%
 $10.79        1.87%(d)    $   163      1.94%(e)     1.16%(e)     2.14%(e)   17.93%
 $ 8.30       14.74%       $ 2,475      1.70%       (0.69)%       1.90%       8.30%
 $ 7.28      (18.48)%      $ 1,302      1.67%       (0.94)%       1.87%       5.75%
 $ 8.93      (10.70)%(d)   $   754      1.93%(e)    (1.05)%(e)    2.13%(e)   10.10%

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class C Shares


Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                 Investment Activities                     Dividends
                                                        --------------------------------------  -------------------------------

                                              Net Asset    Net        Net realized/                            Net
                                               Value,   investment      unrealized   Total from    Net      realized
                                              Beginning   income      gains (losses) Investment investment  gains on     Total
                                              of Period   (loss)      on investments Activities   income   investments Dividends
                                              --------- ----------    -------------- ---------- ---------- ----------- ---------
Balanced Fund
  Year Ended September 30, 2003..............  $ 9.73      0.09            1.13         1.22      (0.10)         --      (0.10)
  Year Ended September 30, 2002..............  $11.19      0.11(b)(c)     (1.47)(c)    (1.36)     (0.10)         --      (0.10)
  February 1, 2001 to September 30, 2001 (a).  $12.67      0.18           (1.48)       (1.30)     (0.18)         --      (0.18)
Large Company Value
  Year Ended September 30, 2003..............  $12.74      0.13            1.99         2.12      (0.13)         --      (0.13)
  Year Ended September 30, 2002..............  $16.67      0.08           (3.45)       (3.37)     (0.08)      (0.48)     (0.56)
  February 1, 2001 to September 30, 2001 (a).  $18.15      0.06           (1.47)       (1.41)     (0.07)         --      (0.07)
Large Company Growth Fund
  Year Ended September 30, 2003..............  $ 6.37     (0.08)(b)        1.08         1.00         --          --         --
  Year Ended September 30, 2002..............  $ 7.94     (0.10)(b)       (1.47)       (1.57)        --          --         --
  February 1, 2001 to September 30, 2001 (a).  $11.75     (0.06)          (3.75)       (3.81)        --          --         --
Mid Cap Value Fund
  Year Ended September 30, 2003..............  $10.90      0.07(b)         2.04         2.11      (0.09)         --      (0.09)
  Year Ended September 30, 2002..............  $13.11      0.08           (1.04)       (0.96)     (0.10)      (1.15)     (1.25)
  July 25, 2001 to September 30, 2001 (a)....  $14.14      0.03           (1.03)       (1.00)     (0.03)         --      (0.03)
Mid Cap Growth Fund
  Year Ended September 30, 2003..............  $ 8.00     (0.15)           1.84         1.69         --          --         --
  Year Ended September 30, 2002..............  $ 9.79     (0.15)(b)       (1.01)       (1.16)        --       (0.63)     (0.63)
  July 25, 2001 to September 30, 2001 (a)....  $11.20     (0.01)          (1.40)       (1.41)        --          --         --
Small Company Value Fund
  May 19, 2003 to September 30, 2003 (a).....  $10.00     (0.05)(b)        1.45         1.40         --          --         --
Small Company Growth Fund
  Year Ended September 30, 2003..............  $ 8.79     (0.18)(b)        2.09         1.91         --          --         --
  Year Ended September 30, 2002..............  $11.45     (0.23)(b)       (2.43)       (2.66)        --          --         --
  February 1, 2001 to September 30, 2001 (a).  $19.98     (0.08)          (8.45)       (8.53)        --          --         --
Special Opportunities Equity Fund
  June 2, 2003 to September 30, 2003 (a).....  $10.00     (0.02)           0.52         0.50         --          --         --

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.
** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)Per share net investment income (loss) has been calculated using the average daily shares method.
(c)Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.12, $(1.48), and 1.05%, respectively.
(d)Not Annualized.
(e)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                          Ratios/Supplementary Data
                         -----------------------------------------------------------
                                                 Ratio of net
                                                  investment
Net Asset                Net Assets,  Ratio of      income      Ratio of
 Value,   Total Return     End of    expenses to  (loss) to    expenses to
 End of     (excludes      Period      average   average net     average   Portfolio
 Period   sales charge)     (000)    net assets     assets     net assets* turnover**
--------- -------------  ----------- ----------- ------------  ----------- ----------
 $10.85       12.54%       $  218       1.98%        0.80%        2.12%       84.27%
 $ 9.73      (12.24)%      $  283       1.99%        0.98%(c)     2.12%       64.29%
 $11.19      (11.01)%(d)   $    2       2.27%(e)     1.02%(e)     2.42%(e)   116.03%
 $14.73       16.72%       $  122       1.92%        0.90%        2.06%       18.89%
 $12.74      (21.10)%      $   52       1.94%        0.41%        2.08%       23.02%
 $16.67       (7.80)%(d)   $   13       2.03%(e)     0.36%(e)     2.16%(e)    24.20%
 $ 7.37       15.70%       $   31       1.93%       (1.10)%       2.06%       91.73%
 $ 6.37      (19.77)%      $   37       1.98%       (1.23)%       2.12%      100.46%
 $ 7.94      (32.43)%(d)   $    8       2.04%(e)    (1.34)%(e)    2.18%(e)    96.41%
 $12.92       19.40%       $  484       1.95%        0.61%        2.10%       18.28%
 $10.90       (8.86)%      $  300       1.91%        0.65%        2.12%       18.20%
 $13.11       (7.07)%(d)   $    1       2.15%(e)     1.08%(e)     2.52%(e)    27.04%
 $ 9.69       21.13%       $  164       1.95%       (1.71)%       2.11%      125.97%
 $ 8.00      (13.20)%      $  143       1.81%       (1.58)%       2.13%      117.06%
 $ 9.79      (13.13)%(d)   $    1       2.19%(e)    (1.91)%(e)    2.49%(e)    90.11%
 $11.40       14.00%(d)    $    1       2.64%(e)    (1.15)%(e)    2.64%(e)    48.84%
 $10.70       21.73%       $   50       2.37%       (1.95)%       2.37%      197.85%
 $ 8.79      (23.23)%      $   31       2.47%       (2.11)%       2.47%      292.94%
 $11.45      (42.69)%(d)   $    8       2.42%(e)    (1.99)%(e)    2.42%(e)   286.49%
 $10.50        5.00%(d)    $4,052       1.80%(e)    (1.17)%(e)    2.52%(e)    13.24%


              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class C Shares


Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                 Investment Activities                     Dividends
                                                        --------------------------------------  -------------------------------
                                                                      Net realized/                            Net
                                                                        unrealized                          realized
                                              Net Asset    Net        gains (losses)                        gains on
                                               Value,   investment    on investments Total from    Net     investments
                                              Beginning   income       and foreign   Investment investment and foreign   Total
                                              of Period   (loss)        currencies   Activities   income   currencies  Dividends
                                              --------- ----------    -------------- ---------- ---------- ----------- ---------
International Equity Fund
  Year Ended September 30, 2003..............  $ 6.07     (0.07)(b)        0.60         0.53      (0.02)         --      (0.02)
  Year Ended September 30, 2002..............  $ 7.20     (0.07)          (1.06)       (1.13)        --          --         --
  February 1, 2001 to September 30, 2001 (a).  $10.03     (0.02)          (2.81)       (2.83)        --          --         --
Intermediate U.S. Government Bond Fund
  Year Ended September 30, 2003..............  $10.74      0.26           (0.07)        0.19      (0.31)      (0.09)     (0.40)
  Year Ended September 30, 2002..............  $10.35      0.38 (c)        0.43(c)      0.81      (0.42)         --      (0.42)
  February 1, 2001 to September 30, 2001 (a).  $10.10      0.35            0.25         0.60      (0.35)         --      (0.35)
Intermediate Corporate Bond Fund
  Year Ended September 30, 2003..............  $10.33      0.39            0.41         0.80      (0.41)         --      (0.41)
  Year Ended September 30, 2002..............  $10.56      0.43(b)(d)        --(d)      0.43      (0.49)      (0.17)     (0.66)
  February 1, 2001 to September 30, 2001 (a).  $10.39      0.35            0.17         0.52      (0.35)         --      (0.35)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.
** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)Per share net investment income (loss) has been calculated using the average daily shares method.
(c)Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.40, $0.41, and 3.99%, respectively.
(d)Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.44, $(0.01), and 4.40%, respectively.
(e)Not Annualized.
(f)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------





                                          Ratios/Supplementary Data
                         -----------------------------------------------------------
                                                 Ratio of net
                                                  investment
Net Asset                Net Assets,  Ratio of      income      Ratio of
 Value,   Total Return     End of    expenses to  (loss) to    expenses to
 End of     (excludes      Period      average   average net     average   Portfolio
 Period   sales charge)     (000)    net assets     assets     net assets* turnover**
--------- -------------  ----------- ----------- ------------  ----------- ----------
 $ 6.58        8.80%       $    2       2.40%       (1.06)%       2.40%      199.78%
 $ 6.07      (15.69)%      $    7       2.43%       (0.98)%       2.43%       95.86%
 $ 7.20      (28.22)%(e)   $    6       2.40%(f)    (1.35)%(f)    2.40%(f)   144.35%
 $10.53        1.77%       $  836       1.82%        2.57%        1.92%      209.07%
 $10.74        8.05%       $1,313       1.79%        3.81%(c)     1.89%       79.36%
 $10.35        6.01%(e)    $   40       1.98%(f)     4.26%(f)     2.05%(f)    84.76%
 $10.72        7.86%       $  282       1.83%        3.61%        1.94%       43.98%
 $10.33        4.37%       $  318       1.89%        4.28%(d)     2.03%       69.15%
 $10.56        5.07%(e)    $   11       1.71%(f)     4.94%(f)     1.85%(f)   142.35%

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class C Shares



Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                Investment Activities                   Dividends
                                                        ----------------------------------    ---------------------------

                                              Net Asset    Net      Net realized/
                                               Value,   investment    unrealized   Total from    Net       Net
                                              Beginning   income    gains (losses) Investment investment realized   Total
                                              of Period   (loss)    on investments Activities   income    gains   Dividends
                                              --------- ----------  -------------- ---------- ---------- -------- ---------
Prime Money Market Fund
  Year Ended September 30, 2003..............  $ 1.00        --(b)         --(b)        --(b)      --(b)     --        --(b)
  January 30, 2002 to September 30, 2002 (a).  $ 1.00      0.01            --(b)      0.01      (0.01)       --     (0.01)
U.S. Treasury Money Market Fund
  Year Ended September 30, 2003..............  $ 1.00        --(b)         --(b)        --(b)      --(b)     --        --(b)
  January 30, 2002 to September 30, 2002 (a).  $ 1.00        --(b)         --           --         --(b)     --        --(b)
Capital Manager Conservative Growth Fund
  Year Ended September 30, 2003..............  $ 8.26      0.09          0.61         0.70      (0.10)    (0.04)    (0.14)
  Year Ended September 30, 2002..............  $ 9.10      0.17         (0.69)       (0.52)     (0.14)    (0.18)    (0.32)
  February 1, 2001 to September 30, 2001 (a).  $10.06      0.10         (0.93)       (0.83)     (0.13)       --     (0.13)
Capital Manager Moderate Growth Fund
  Year Ended September 30, 2003..............  $ 7.42      0.03          0.82         0.85      (0.08)    (0.01)    (0.09)
  Year Ended September 30, 2002..............  $ 8.77      0.04         (0.97)       (0.93)     (0.05)    (0.37)    (0.42)
  February 1, 2001 to September 30, 2001 (a).  $10.23      0.05         (1.45)       (1.40)     (0.06)       --     (0.06)
Capital Manager Growth Fund
  Year Ended September 30, 2003..............  $ 6.80     (0.01)(c)      0.93         0.92      (0.01)       --     (0.01)
  Year Ended September 30, 2002..............  $ 8.41     (0.02)        (1.19)       (1.21)        --     (0.40)    (0.40)
  February 1, 2001 to September 30, 2001 (a).  $10.41     (0.01)        (1.98)       (1.99)     (0.01)       --     (0.01)
Capital Manager Aggressive Growth Fund
  Year Ended September 30, 2003..............  $ 7.26     (0.05)(c)      1.12         1.07         --(b)  (0.05)    (0.05)
  Year Ended September 30, 2002..............  $ 8.92     (0.12)        (1.54)       (1.66)        --        --        --
  March 19, 2001 to September 30, 2001 (a)...  $10.00     (0.06)        (1.02)       (1.08)        --        --        --

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.
** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)Amount is less than $0.005.
(c)Per share net investment loss has been calculated using the average daily shares method.
(d)Not Annualized.
(e)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------





                                          Ratios/Supplementary Data
                         -----------------------------------------------------------
                                                 Ratio of net
                                                  investment
Net Asset                Net Assets,  Ratio of      income      Ratio of
 Value,   Total Return     End of    expenses to  (loss) to    expenses to
 End of     (excludes      Period      average   average net     average   Portfolio
 Period   sales charge)     (000)    net assets     assets     net assets* turnover**
--------- -------------  ----------- ----------- ------------  ----------- ----------
  $1.00        0.15%        $555        1.30%        0.14%        1.69%         --
  $1.00        0.28%(d)     $314        1.60%(e)     0.40%(e)     1.65%(e)      --
  $1.00        0.16%        $  8        1.12%        0.17%        1.70%         --
  $1.00        0.18%(d)     $ 10        1.60%(e)     0.27%(e)     1.64%(e)      --
  $8.82        8.50%        $148        1.53%        1.05%        1.73%      33.03%
  $8.26       (5.98)%       $ 62        1.52%        1.45%        1.72%       6.29%
  $9.10       (8.30)%(d)    $  2        1.71%(e)     1.58%(e)     1.73%(e)   35.75%
  $8.18       11.39%        $182        1.51%        0.40%        1.71%      21.46%
  $7.42      (11.40)%       $307        1.58%        0.53%        1.78%      14.56%
  $8.77       13.75%(d)     $178        1.55%(e)     0.74%(e)     1.75%(e)   24.24%
  $7.71       13.48%        $ 52        1.54%       (0.14)%       1.74%      17.80%
  $6.80      (15.43)%       $ 12        1.61%       (0.34)%       1.81%       8.38%
  $8.41      (19.16)%(d)    $  8        1.68%(e)    (0.30)%(e)    1.86%(e)   27.33%
  $8.28       14.78%        $ 28        1.73%       (0.66)%       1.92%       8.30%
  $7.26      (18.61)%       $  1        1.94%       (1.31)%       1.94%       5.75%
  $8.92      (10.80)%(d)    $  1        1.87%(e)    (1.12)%(e)    1.87%(e)   10.10%

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                Investment Activities                     Dividends
                                                        ------------------------------------  ------------------------------

                                              Net Asset    Net      Net realized/                            Net
                                               Value,   investment    unrealized   Total from    Net      realized
                                              Beginning   income    gain (losses)  Investment investment  gains on     Total
                                              of Period   (loss)    on investments Activities   income   investments Dividends
                                              --------- ----------  -------------- ---------- ---------- ----------- ---------
Balanced Fund
  Year Ended September 30, 2003..............  $ 9.77      0.19           1.14         1.33     (0.20)         --      (0.20)
  Year Ended September 30, 2002..............  $11.24      0.20(c)       (1.46)(c)    (1.26)    (0.21)         --      (0.21)
  Year Ended September 30, 2001..............  $13.11      0.27          (1.32)       (1.05)    (0.28)      (0.54)     (0.82)
  Year Ended September 30, 2000..............  $13.80      0.37          (0.11)        0.26     (0.37)      (0.58)     (0.95)
  Year Ended September 30, 1999..............  $13.79      0.39           0.74         1.13     (0.39)      (0.73)     (1.12)
Large Company Value Fund
  Year Ended September 30, 2003..............  $12.87      0.27           2.03         2.30     (0.27)         --      (0.27)
  Year Ended September 30, 2002..............  $16.82      0.22          (3.47)       (3.25)    (0.22)      (0.48)     (0.70)
  Year Ended September 30, 2001..............  $18.60      0.26          (0.89)       (0.63)    (0.26)      (0.89)     (1.15)
  Year Ended September 30, 2000..............  $19.64      0.54           0.55         1.09     (0.54)      (1.59)     (2.13)
  Year Ended September 30, 1999..............  $18.52      0.30           1.93         2.23     (0.30)      (0.81)     (1.11)
Large Company Growth Fund
  Year Ended September 30, 2003..............  $ 6.67     (0.01)(d)       1.13         1.12        --          --         --
  Year Ended September 30, 2002..............  $ 8.23     (0.03)         (1.53)       (1.56)       --          --         --
  Year Ended September 30, 2001..............  $14.84     (0.03)         (5.60)       (5.63)       --       (0.98)     (0.98)
  Year Ended September 30, 2000..............  $11.99     (0.03)          3.62         3.59        --       (0.74)     (0.74)
  Year Ended September 30, 1999..............  $ 9.63     (0.01)          2.93         2.92        --       (0.56)     (0.56)
Mid Cap Value Fund
  Year Ended September 30, 2003..............  $10.93      0.19(d)        2.04         2.23     (0.18)         --      (0.18)
  Year Ended September 30, 2002..............  $13.12      0.20          (1.04)       (0.84)    (0.20)      (1.15)     (1.35)
  February 1, 2001 to September 30, 2001 (a).  $14.26      0.15          (1.13)       (0.98)    (0.16)         --      (0.16)
  Year Ended January 31, 2001................  $14.10      0.25           0.95         1.20     (0.25)      (0.79)     (1.04)
  Year Ended January 31, 2000................  $13.44      0.23           0.93         1.16     (0.22)      (0.28)     (0.50)
  Year Ended January 31, 1999................  $12.62      0.27           1.52         1.79     (0.27)      (0.70)     (0.97)
Mid Cap Growth Fund
  Year Ended September 30, 2003..............  $ 8.36     (0.06)          1.92         1.86        --          --         --
  Year Ended September 30, 2002..............  $10.10     (0.06)         (1.05)       (1.11)       --       (0.63)     (0.63)
  February 1, 2001 to September 30, 2001 (a).  $14.84     (0.02)         (4.72)       (4.74)       --          --         --
  Year Ended January 31, 2001................  $20.78     (0.04)         (2.08)       (2.12)       --       (3.82)     (3.82)
  Year Ended January 31, 2000................  $17.89     (0.06)          5.04         4.98        --       (2.09)     (2.09)
  Year Ended January 31, 1999................  $14.05     (0.02)          5.52         5.50        --       (1.66)     (1.66)
Small Company Value Fund
  May 19, 2003 to September 30, 2003 (b).....  $10.00     (0.01)(d)       1.45         1.44        --(e)       --         --(e)
Small Company Growth Fund
  Year Ended September 30, 2003..............  $ 9.65     (0.11)          2.32         2.21        --          --         --
  Year Ended September 30, 2002..............  $12.44     (0.14)         (2.65)       (2.79)       --          --         --
  Year Ended September 30, 2001..............  $35.49     (0.15)        (16.56)      (16.71)       --       (6.34)     (6.34)
  Year Ended September 30, 2000..............  $25.25     (0.17)         13.41        13.24        --       (3.00)     (3.00)
  Year Ended September 30, 1999..............  $17.69     (0.22)          7.78         7.56        --          --         --
Special Opportunities Equity Fund
  June 2, 2003 to September 30, 2003 (b).....  $10.00        --(e)        0.53         0.53        --(e)       --         --(e)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as Funds of the BB&T Funds, the Mid Cap Value Fund and Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.
(b)Period from commencement of operations.
(c)Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.21, $(1.47), and 1.99%, respectively.
(d)Per share net investment income (loss) has been calculated using the average daily shares method.
(e)Amount is less than $0.005.
(f)Not annualized.
(g)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                          Ratios/Supplementary Data
                         -----------------------------------------------------------
                                                 Ratio of net
                                                  investment
Net Asset                Net Assets,  Ratio of      income      Ratio of
 Value,   Total Return     End of    expenses to  (loss) to    expenses to
 End of     (excludes      Period      average   average net     average   Portfolio
 Period   sales charge)     (000)    net assets     assets     net assets* turnover**
--------- -------------  ----------- ----------- ------------  ----------- ----------
 $10.90       13.71%      $ 83,734      0.97%        1.78%        1.11%       84.27%
 $ 9.77      (11.42)%     $ 92,245      1.03%        1.92%(c)     1.17%       64.29%
 $11.24       (8.52)%     $ 84,933      1.05%        2.28%        1.19%      116.03%
 $13.11        1.92%      $ 99,403      0.97%        2.79%        1.15%       57.95%
 $13.80        8.01%      $ 12,278      0.90%        2.69%        1.14%       35.98%
 $14.90       17.98%      $475,289      0.92%        1.90%        1.06%       18.89%
 $12.87      (20.33)%     $319,971      0.98%        1.37%        1.12%       23.02%
 $16.82       (3.53)%     $360,847      0.99%        1.48%        1.13%       24.20%
 $18.60        5.89%      $333,567      0.92%        2.90%        1.10%       23.85%
 $19.64       11.89%      $379,321      0.84%        1.47%        1.09%       13.52%
 $ 7.79       16.79%      $272,961      0.93%       (0.11)%       1.07%       91.73%
 $ 6.67      (18.96)%     $160,933      1.02%       (0.30)%       1.16%      100.46%
 $ 8.23      (40.24)%     $151,601      1.05%       (0.25)%       1.19%       96.41%
 $14.84       30.52%      $145,538      0.99%       (0.18)%       1.16%       76.76%
 $11.99       31.15%      $ 90,635      0.98%       (0.08)%       1.22%       67.59%
 $12.98       20.60%      $142,280      0.95%        1.57%        1.10%       18.28%
 $10.93       (8.01)%     $ 85,013      0.90%        1.54%        1.13%       18.20%
 $13.12       (6.93)%(f)  $ 74,070      0.94%(g)     1.75%(g)     1.12%(g)    27.04%
 $14.26        9.03%      $ 64,423      0.96%        1.79%        1.11%       59.00%
 $14.10        8.49%      $ 62,863      0.96%        1.63%        1.07%       15.00%
 $13.44       14.69%      $ 52,095      0.96%        1.97%        1.09%       47.00%
 $10.22       22.25%      $100,226      0.95%       (0.72)%       1.12%      125.97%
 $ 8.36      (12.26)%     $ 69,975      0.89%       (0.62)%       1.17%      117.06%
 $10.10      (31.94)%(f)  $ 90,424      1.02%(g)    (0.32)%(g)    1.25%(g)    90.11%
 $14.84      (10.61)%     $129,433      1.02%       (0.16)%       1.23%       63.00%
 $20.78       28.81%      $154,385      1.02%       (0.34)%       1.30%       54.00%
 $17.89       42.72%      $138,624      1.02%       (0.05)%       1.28%       74.00%
 $11.44       14.43%(f)   $ 43,462      1.69%(g)    (0.17)%(g)    1.69%(g)    48.84%
 $11.86       22.90%      $129,960      1.37%       (0.94)%       1.37%      197.85%
 $ 9.65      (22.43)%     $ 93,918      1.48%       (1.17)%       1.48%      292.94%
 $12.44      (54.85)%     $102,260      1.47%       (0.64)%       1.41%      286.49%
 $35.49       54.82%      $197,795      1.41%       (0.49)%       1.41%      206.16%
 $25.25       42.66%      $105,725      1.54%       (0.98)%       1.55%      184.39%
 $10.53        5.31%(f)   $ 26,360      0.82%(g)    (0.11)%(g)    1.64%(g)    13.24%

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                     Investment Activities                     Dividends
                                              -----------------------------------  -------------------------------
                                                         Net realized/
                                                           unrealized                         Net realized
                                    Net Asset    Net     gains (losses)                         gains on
                                     Value,   investment on investments Total from    Net     investments
                                    Beginning   income    and foreign   Investment investment and foreign    Total
                                    of Period   (loss)     currencies   Activities   income    currencies  Dividends
                                    --------- ---------- -------------- ---------- ---------- ------------ ---------
International Equity Fund
 Year Ended September 30, 2003.....  $ 6.41      0.05(b)      0.57         0.62      (0.05)         --       (0.05)
 Year Ended September 30, 2002.....  $ 7.53        --        (1.12)       (1.12)        --(f)       --          --(f)
 Year Ended September 30, 2001.....  $12.60     (0.05)       (3.00)       (3.05)        --       (2.02)      (2.02)
 Year Ended September 30, 2000.....  $12.56     (0.01)        0.68         0.67         --       (0.63)      (0.63)
 Year Ended September 30, 1999.....  $ 9.95      0.02         2.80         2.82      (0.04)      (0.17)      (0.21)
Short U.S. Government Income Fund
 Year Ended September 30, 2003.....  $10.09      0.29        (0.11)        0.18      (0.37)         --       (0.37)
 Year Ended September 30, 2002.....  $10.05      0.45(c)      0.06(c)      0.51      (0.47)         --       (0.47)
 Year Ended September 30, 2001.....  $ 9.64      0.53         0.41         0.94      (0.53)         --       (0.53)
 Year Ended September 30, 2000.....  $ 9.65      0.52           --         0.52      (0.53)         --       (0.53)
 Year Ended September 30, 1999.....  $10.07      0.53        (0.42)        0.11      (0.53)         --       (0.53)
Intermediate U.S. Government Bond
 Fund
 Year Ended September 30, 2003.....  $10.78      0.37        (0.07)        0.30      (0.41)      (0.09)      (0.50)
 Year Ended September 30, 2002.....  $10.39      0.49(d)      0.42(d)      0.91      (0.52)         --       (0.52)
 Year Ended September 30, 2001.....  $ 9.73      0.54         0.66         1.20      (0.54)         --       (0.54)
 Year Ended September 30, 2000.....  $ 9.72      0.55         0.04         0.59      (0.55)      (0.03)      (0.58)
 Year Ended September 30, 1999.....  $10.59      0.53        (0.76)       (0.23)     (0.53)      (0.11)      (0.64)
Intermediate Corporate Bond Fund
 Year Ended September 30, 2003.....  $10.33      0.49         0.41         0.90      (0.51)         --       (0.51)
 Year Ended September 30, 2002.....  $10.56      0.55(e)     (0.04)(e)     0.51      (0.57)      (0.17)      (0.74)
 Year Ended September 30, 2001.....  $ 9.98      0.62         0.58         1.20      (0.62)         --       (0.62)
 December 2, 1999 to September 30,
   2000 (a)........................  $10.00      0.51        (0.02)        0.49      (0.51)         --       (0.51)
Kentucky Intermediate Tax-Free Fund
 February 24, 2003 to September
   30, 2003 (a)....................  $10.00      0.16(b)      0.20         0.36      (0.14)         --       (0.14)
Maryland Intermediate Tax-Free Fund
 February 24, 2003 to September
   30, 2003 (a)....................  $10.00      0.13         0.16         0.29      (0.13)         --       (0.13)
North Carolina Intermediate
 Tax-Free Fund
 Year Ended September 30, 2003.....  $10.86      0.35        (0.01)        0.34      (0.35)      (0.04)      (0.39)
 Year Ended September 30, 2002.....  $10.54      0.38         0.39         0.77      (0.37)      (0.08)      (0.45)
 Year Ended September 30, 2001.....  $ 9.98      0.40         0.56         0.96      (0.40)         --       (0.40)
 Year Ended September 30, 2000.....  $ 9.89      0.42         0.09         0.51      (0.42)         --       (0.42)
 Year Ended September 30, 1999.....  $10.53      0.42        (0.57)       (0.15)     (0.42)      (0.07)      (0.49)
South Carolina Intermediate
 Tax-Free Fund
 Year Ended September 30, 2003.....  $10.81      0.35           --(f)      0.35      (0.35)         --       (0.35)
 Year Ended September 30, 2002.....  $10.39      0.39         0.41         0.80      (0.38)         --       (0.38)
 Year Ended September 30, 2001.....  $ 9.84      0.40         0.55         0.95      (0.40)         --       (0.40)
 Year Ended September 30, 2000.....  $ 9.74      0.40         0.10         0.50      (0.40)         --       (0.40)
 Year Ended September 30, 1999.....  $10.41      0.39        (0.59)       (0.20)     (0.39)      (0.08)      (0.47)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations
(b)Per share net investment income (loss) has been calculated using the average daily shares method.
(c)Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.02, and 4.65%, respectively.
(d)Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.51, $0.40, and 4.99%, respectively.
(e)Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.56, $(0.05), and 5.54%, respectively.
(f)Amount is less than $0.005.
(g)Not annualized.
(h)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                      Ratios/Supplementary Data
                     ----------------------------------------------------------
                                             Ratio of net
                                              investment
Net Asset            Net Assets,  Ratio of      income     Ratio of
 Value,                End of    expenses to  (loss) to   expenses to
 End of     Total      Period      average   average net    average   Portfolio
 Period     Return      (000)    net assets     assets    net assets* turnover**
--------- ------     ----------- ----------- ------------ ----------- ----------
 $ 6.98     9.72%     $187,315      1.40%        0.78%       1.41%      199.78%
 $ 6.41   (14.85)%    $123,330      1.43%        0.03%       1.43%       95.86%
 $ 7.53   (28.33)%    $115,405      1.48%       (0.14)%      1.48%      144.35%
 $12.60     4.96%     $119,326      1.51%       (0.04)%      1.51%      179.44%
 $12.56    28.70%     $ 97,447      1.56%        0.18%       1.56%       82.00%
 $ 9.90     1.78%     $199,980      0.76%        2.81%       0.91%       93.86%
 $10.09     5.27%     $181,797      0.78%        4.30%(c)    0.93%       73.93%
 $10.05     9.99%     $169,839      0.78%        5.38%       0.93%      101.28%
 $ 9.64     5.62%     $170,362      0.76%        5.52%       0.91%      101.07%
 $ 9.65     1.10%     $167,285      0.77%        5.29%       0.92%       99.99%
 $10.58     2.88%     $447,665      0.82%        3.43%       0.92%      209.07%
 $10.78     9.11%     $340,231      0.85%        4.81%(d)    0.95%       79.36%
 $10.39    12.68%     $279,046      0.85%        5.38%       0.95%       84.76%
 $ 9.73     6.36%     $182,899      0.83%        5.71%       0.93%      103.41%
 $ 9.72    (2.23)%    $213,417      0.83%        5.26%       0.93%       73.46%
 $10.72     8.95%     $215,000      0.83%        4.61%       0.94%       43.98%
 $10.33     5.19%     $142,509      0.83%        5.42%(e)    0.98%       69.15%
 $10.56    12.34%     $120,361      0.81%        6.03%       0.96%      142.35%
 $ 9.98     5.13%(g)  $ 89,101      0.75%(h)     6.30%(h)    1.09%(h)   186.79%
 $10.22     3.63%(g)  $ 14,759      0.53%(h)     2.56%(h)    1.23%(h)    42.87%
 $10.16     2.93%(g)  $  4,897      0.61%(h)     2.27%(h)    1.65%(h)    40.16%
 $10.81     3.19%     $ 95,613      0.77%        3.26%       0.92%       44.56%
 $10.86     7.62%     $ 93,856      0.78%        3.57%       0.93%       20.39%
 $10.54     9.73%     $ 90,679      0.79%        3.84%       0.93%       47.35%
 $ 9.98     5.31%     $ 81,510      0.80%        4.27%       0.96%       80.33%
 $ 9.89    (1.47)%    $ 70,430      0.80%        4.09%       0.98%       39.70%
 $10.81     3.35%     $ 18,297      0.72%        3.31%       0.93%       32.04%
 $10.81     7.94%     $ 17,960      0.67%        3.70%       0.97%       21.81%
 $10.39     9.76%     $ 15,411      0.73%        3.89%       1.03%       36.67%
 $ 9.84     5.27%     $ 14,386      0.75%        4.11%       1.22%       84.20%
 $ 9.74    (1.98)%    $ 16,295      0.82%        3.86%       1.41%       71.96%

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Institutional Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                               Investment Activities                   Dividends
                                                        -----------------------------------  -----------------------------

                                              Net Asset    Net     Net realized/
                                               Value,   investment   unrealized   Total from    Net       Net
                                              Beginning   income   gains (losses) Investment investment realized    Total
                                              of Period   (loss)   on investments Activities   income    gains    Dividends
                                              --------- ---------- -------------- ---------- ---------- --------  ---------
Virginia Intermediate Tax-Free Fund
  Year Ended September 30, 2003..............  $11.99      0.39           --(d)      0.39      (0.39)    (0.04)     (0.43)
  Year Ended September 30, 2002..............  $11.57      0.43         0.41         0.84      (0.42)       --      (0.42)
  Year Ended September 30, 2001..............  $10.96      0.44         0.61         1.05      (0.44)       --      (0.44)
  Year Ended September 30, 2000..............  $10.86      0.46         0.10         0.56      (0.46)       --      (0.46)
  May 17, 1999 to September 30, 1999 (a).....  $11.24      0.17        (0.38)       (0.21)     (0.17)       --      (0.17)
West Virginia Intermediate Tax-Free Fund
  Year Ended September 30, 2003..............  $10.35      0.35         0.02         0.37      (0.35)    (0.16)     (0.51)
  Year Ended September 30, 2002..............  $10.02      0.41         0.34         0.75      (0.40)    (0.02)     (0.42)
  February 1, 2001 to September 30, 2001 (b).  $ 9.93      0.30         0.09         0.39      (0.30)       --      (0.30)
  Year Ended January 31, 2001................  $ 9.20      0.49         0.73         1.22      (0.49)       --      (0.49)
  Year Ended January 31, 2000................  $10.27      0.48        (0.98)       (0.50)     (0.52)    (0.05)     (0.57)
  Year Ended January 31, 1999................  $10.32      0.49         0.06         0.55      (0.49)    (0.11)     (0.60)
Prime Money Market Fund
  Year Ended September 30, 2003..............  $ 1.00      0.01           --         0.01      (0.01)       --      (0.01)
  Year Ended September 30, 2002..............  $ 1.00      0.02           --(d)      0.02      (0.02)       --      (0.02)
  Year Ended September 30, 2001..............  $ 1.00      0.05           --         0.05      (0.05)       --      (0.05)
  Year Ended September 30, 2000..............  $ 1.00      0.06           --         0.06      (0.06)       --      (0.06)
  Year Ended September 30, 1999..............  $ 1.00      0.05           --         0.05      (0.05)       --      (0.05)
U.S. Treasury Money Market Fund
  Year Ended September 30, 2003..............  $ 1.00      0.01           --         0.01      (0.01)       --      (0.01)
  Year Ended September 30, 2002..............  $ 1.00      0.02           --         0.02      (0.02)       --      (0.02)
  Year Ended September 30, 2001..............  $ 1.00      0.05           --         0.05      (0.05)       --      (0.05)
  Year Ended September 30, 2000..............  $ 1.00      0.05           --         0.05      (0.05)       --      (0.05)
  Year Ended September 30, 1999..............  $ 1.00      0.04           --         0.04      (0.04)       --      (0.04)
Capital Manager Conservative Growth Fund
  Year Ended September 30, 2003..............  $ 8.33      0.18         0.61         0.79      (0.18)    (0.04)     (0.22)
  Year Ended September 30, 2002..............  $ 9.17      0.22        (0.66)       (0.44)     (0.22)    (0.18)     (0.40)
  Year Ended September 30, 2001..............  $10.75      0.32        (1.00)       (0.68)     (0.32)    (0.58)     (0.90)
  Year Ended September 30, 2000..............  $10.43      0.40         0.55         0.95      (0.41)    (0.22)     (0.63)
  Year Ended September 30, 1999..............  $10.08      0.32         0.53         0.85      (0.33)    (0.17)     (0.50)
Capital Manager Moderate Growth Fund
  Year Ended September 30, 2003..............  $ 7.47      0.10         0.82         0.92      (0.08)    (0.01)     (0.09)
  Year Ended September 30, 2002..............  $ 8.82      0.14        (0.99)       (0.85)     (0.13)    (0.37)     (0.50)
  Year Ended September 30, 2001..............  $11.25      0.26        (1.71)       (1.45)     (0.26)    (0.72)     (0.98)
  Year Ended September 30, 2000..............  $10.65      0.34         0.89         1.23      (0.34)    (0.29)     (0.63)
  Year Ended September 30, 1999..............  $ 9.85      0.25         1.05         1.30      (0.25)    (0.25)     (0.50)
Capital Manager Growth Fund
  Year Ended September 30, 2003..............  $ 6.87      0.06(c)      0.93         0.99      (0.05)       --      (0.05)
  Year Ended September 30, 2002..............  $ 8.46      0.05        (1.20)       (1.15)     (0.04)    (0.40)     (0.44)
  Year Ended September 30, 2001..............  $11.66      0.18        (2.43)       (2.25)     (0.18)    (0.77)     (0.95)
  Year Ended September 30, 2000..............  $10.79      0.29         1.23         1.52      (0.29)    (0.36)     (0.65)
  Year Ended September 30, 1999..............  $ 9.68      0.17         1.45         1.62      (0.19)    (0.32)     (0.51)
Capital Manager Aggressive Growth Fund
  Year Ended September 30, 2003..............  $ 7.39      0.02(c)      1.15         1.17      (0.02)    (0.05)     (0.07)
  Year Ended September 30, 2002..............  $ 8.97     (0.01)       (1.57)       (1.58)        --        --         --
  March 19, 2001 to September 30, 2001 (a)...  $10.00      0.01        (1.03)       (1.02)     (0.01)       --(d)   (0.01)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.
** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Tax-Free Fund changed its fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB West Virginia Tax-Exempt Income Portfolio
(c)Per share net investment income has been calculated using the average daily shares method.
(d)Amount is less than $0.005.
(e)Not annualized.
(f)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                       Ratios/Supplementary Data
                      ----------------------------------------------------------
                                              Ratio of net
                                               investment
Net Asset             Net Assets,  Ratio of      income     Ratio of
 Value,                 End of    expenses to  (loss) to   expenses to
 End of     Total       Period      average   average net    average   Portfolio
 Period     Return       (000)    net assets     assets    net assets* turnover**
--------- ------      ----------- ----------- ------------ ----------- ----------
$11.95      3.31%      $ 77,577      0.78%        3.28%       0.92%      34.17%
$11.99      7.48%      $ 81,683      0.78%        3.66%       0.93%      13.12%
$11.57      9.72%      $ 76,284      0.78%        3.87%       0.93%      31.28%
$10.96      5.35%      $ 77,727      0.78%        4.30%       0.90%      64.45%
$10.86     (1.77)%(e)  $ 79,353      0.88%(f)     4.18%(f)    0.99%(f)   27.05%
$10.21      3.77%      $ 79,361      0.73%        3.48%       0.76%      25.59%
$10.35      7.78%      $ 78,170      0.72%        4.04%       0.82%      61.44%
$10.02      4.03%(e)   $ 75,332      0.62%(f)     4.60%(f)    0.79%(f)   15.75%
$ 9.93     13.57%      $ 72,553      0.72%        5.11%       0.83%       7.00%
$ 9.20     (5.04)%     $ 74,709      0.72%        4.90%       0.77%      10.00%
$10.27      5.47%      $ 90,228      0.72%        4.77%       0.79%      14.00%
$ 1.00      0.87%      $667,534      0.60%        0.86%       0.69%         --
$ 1.00      1.61%      $532,465      0.64%        1.54%       0.71%         --
$ 1.00      4.84%      $265,472      0.61%        4.34%       0.75%         --
$ 1.00      5.70%      $ 78,331      0.63%        5.62%       0.80%         --
$ 1.00      4.69%      $ 56,492      0.54%        4.57%       0.88%         --
$ 1.00      0.67%      $838,022      0.61%        0.67%       0.70%         --
$ 1.00      1.40%      $915,013      0.65%        1.35%       0.72%         --
$ 1.00      4.59%      $494,773      0.63%        4.46%       0.73%         --
$ 1.00      5.33%      $395,617      0.63%        5.24%       0.73%         --
$ 1.00      4.34%      $282,585      0.59%        4.26%       0.73%         --
$ 8.90      9.55%      $ 31,748      0.53%        2.09%       0.73%      33.03%
$ 8.33     (5.05)%     $ 26,347      0.54%        2.47%       0.74%       6.29%
$ 9.17     (6.77)%     $ 27,691      0.51%        3.26%       0.71%      35.75%
$10.75      9.31%      $ 31,808      0.41%        3.75%       0.60%      38.27%
$10.43      8.47%      $ 32,590      0.38%        3.15%       0.58%      16.45%
$ 8.30     12.40%      $ 26,168      0.50%        1.35%       0.70%      21.46%
$ 7.47    (10.55)%     $ 20,977      0.58%        1.48%       0.78%      14.56%
$ 8.82    (13.81)%     $ 25,040      0.51%        2.67%       0.71%      24.24%
$11.25     11.63%      $ 26,616      0.49%        2.98%       0.69%      46.69%
$10.65     13.34%      $ 26,800      0.43%        2.17%       0.63%      17.33%
$ 7.81     14.49%      $ 21,484      0.56%        0.82%       0.76%      17.80%
$ 6.87    (14.61)%     $ 17,981      0.62%        0.63%       0.82%       8.38%
$ 8.46    (20.68)%     $ 20,855      0.57%        1.93%       0.77%      27.33%
$11.66     14.28%      $ 26,538      0.45%        2.49%       0.64%      43.28%
$10.79     16.96%      $ 24,063      0.46%        1.43%       0.66%      17.93%
$ 8.49     15.82%      $ 16,077      0.70%        0.29%       0.90%       8.30%
$ 7.39    (17.61)%     $ 11,352      0.83%       (0.15)%      1.03%       5.75%
 $ 8.97   (10.22)%(e)  $ 13,464      0.72%(f)     0.08%(f)    0.92%(f)   10.10%

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements                                September 30, 2003

1. Organization:

   The BB&T Funds commenced operations on October 5, 1992 and are registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

   The BB&T Funds offer shares of the Balanced Fund, the Large Company Value Fund, the Large Company Growth Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Company Value Fund, the Small Company Growth Fund, the Special Opportunities Equity Fund, the International Equity Fund, the Short U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund, the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Aggressive Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). The Kentucky Intermediate Tax-Free Fund, the Maryland Intermediate Tax-Free Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund and the West Virginia Intermediate Tax-Free Fund are referred to as the "Tax-Free Funds". The Prime Money Market Fund and the U.S. Treasury Money Market Fund are referred to as the "Money Market Funds". The Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund, and the Capital Manager Aggressive Growth Fund are referred to as the "Funds of Funds". A Fund of Funds pursues its investment objective by primarily allocating their investments among other mutual funds (the "Underlying Funds"). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds and other securities. The Funds, excluding the Money Market Funds and the Funds of Funds, are referred to as the "Variable Net Asset Value Funds".

   The BB&T Funds are authorized to issue an unlimited amount of shares without par value. The Funds offer up to four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. As of the September 30, 2003, Class B Shares and Class C Shares of the Short U.S. Government Income Fund and the Tax-Free Funds were not yet being offered.

   Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

2. Conversion of Common Trust Funds

   The net assets of certain common trust funds managed by BB&T Asset Management, Inc. ("BB&T") were exchanged in a tax-free conversion for institutional shares of the corresponding BB&T Funds. The transaction was accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of the conversion date:

                                                              Net Asset
                                        Shares   Net Assets   Value Per     Unrealized
                                        Issued   Converted   Share Issued  Appreciation
                                       --------- ----------- ------------ --------------
June 9, 2003
Kentucky Intermediate Tax-Free Fund...   752,947 $ 7,798,122    $10.36      $ 463,064

                                                              Net Asset     Unrealized
                                        Shares   Net Assets   Value Per    Appreciation
                                        Issued   Converted   Share Issued (Depreciation)
                                       --------- ----------- ------------ --------------
September 29, 2003
Large Company Value Fund.............. 3,126,165 $46,561,908    $14.89      $(207,884)
Large Company Growth Fund............. 3,972,894  31,041,272      7.81       (380,493)
Intermediate U.S. Government Bond Fund 2,273,958  23,999,684     10.55        862,877

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2003


3. Significant Accounting Policies:

   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

   Investments of the Money Market Funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

   Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities of the Variable Net Asset Value Funds, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid and ask quotations in the principal market in which such securities are normally traded. The principal market is a securities exchange or an over-the-counter market. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect fair values which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies, including the Funds of Funds, are valued at their respective net asset values as reported by such companies. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation.

Foreign Currency Translation:

   The accounting records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies:

   Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Forward Foreign Currency Exchange Contracts:

   The International Equity Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2003


Futures Contracts:

   The Variable Net Asset Value Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Funds held no financial futures contracts as of September 30, 2003.

Securities Transactions and Related Income:

   Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments:

   The Funds, with the exception of the U.S. Treasury Money Market Fund, may purchase securities on a "when-issued" basis. The Balanced Fund, the Large Company Value Fund, the Large Company Growth Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Company Value Fund, the Small Company Growth Fund, the Special Opportunites Equity Fund, the International Equity Fund and the Prime Money Market Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on "when-issued" securities until the underlying securities are received.

Repurchase Agreements:

   The Funds may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian, another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Loans:

   To generate additional income, the Funds may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal at all times to at least 100% of the fair value plus accrued interest on the securities lent. Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2003

However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by BB&T to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of BB&T, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of September 30, 2003, the following Funds had loans outstanding:

                                                                  Average Value
                                                                     on Loan
                                                                  for the year
                                                       Value of       ended
                                          Value of      Loaned    September 30,
                                         Collateral   Securities      2003
                                        ------------ ------------ -------------
 Balanced Fund......................... $ 11,914,104 $ 11,713,006 $ 13,428,603
 Large Company Growth Fund.............  131,126,179  125,706,778   64,932,131
 Mid Cap Growth Fund...................   46,374,937   44,534,337   25,419,284
 Small Company Value Fund..............    6,157,154    5,954,650    3,637,913
 Small Company Growth Fund.............   48,913,907   45,583,216   22,349,359
 Short U.S. Government Income Fund.....   95,024,780   93,172,576   54,691,385
 Intermediate U.S. Government Bond Fund  212,794,515  208,961,915  101,488,648
 Intermediate Corporate Bond Fund......   47,405,625   46,545,032   19,230,981

   Each Fund received cash collateral for securities loaned. This cash was invested in commercial paper, variable rate notes, repurchase agreements and investment companies at September 30, 2003.

Expense Allocation:

   Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

Dividends to Shareholders:

   Dividends from net investment income are declared daily and paid monthly for the Short U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Tax-Free Funds and the Money Market Funds. Dividends from net investment income are declared and paid monthly for the Balanced Fund, the Large Company Value Fund, the Mid Cap Value Fund and the Small Company Value Fund. Dividends from net investment income are declared and paid quarterly for the Large Company Growth Fund, the Mid Cap Growth Fund, the Small Company Growth Fund, the Special Opportunities Equity Fund, the International Equity Fund, and the Funds of Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

   The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2003


4. Purchases and Sales of Securities:

   Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 2003 are as follows:

                                                 Purchases      Sales
                                                ------------ ------------
      Balanced Fund............................ $ 93,197,492 $121,853,644
      Large Company Value Fund.................  124,499,788   79,355,566
      Large Company Growth Fund................  248,012,360  201,384,488
      Mid Cap Value Fund.......................   52,623,519   21,429,520
      Mid Cap Growth Fund......................  118,540,133  108,094,492
      Small Company Value Fund.................   55,093,358   17,001,747
      Small Company Growth Fund................  240,736,214  232,837,135
      Special Opportunities Equity Fund........   38,835,377    3,934,077
      International Equity Fund................  367,621,406  320,139,685
      Short U.S. Government Income Fund........  177,264,038  163,688,463
      Intermediate U.S. Government Bond Fund...  850,258,425  777,151,467
      Intermediate Corporate Bond Fund.........  140,300,522   78,143,608
      Kentucky Intermediate Tax-Free Fund......   20,435,810    4,691,790
      Maryland Intermediate Tax-Free Fund......    6,739,779    1,596,332
      North Carolina Intermediate Tax-Free Fund   56,097,507   50,780,274
      South Carolina Intermediate Tax-Free Fund    8,890,775    6,976,962
      Virginia Intermediate Tax-Free Fund......   30,470,913   27,652,155
      West Virginia Intermediate Tax-Free Fund.   29,607,363   21,164,775
      Capital Manager Conservative Growth Fund.   16,195,287   10,500,120
      Capital Manager Moderate Growth Fund.....   17,366,447    7,271,681
      Capital Manager Growth Fund..............    9,871,812    5,102,388
      Capital Manager Aggressive Growth Fund...    5,114,655    1,309,773

5. Related Party Transactions:

   Investment advisory services are provided to the Funds by BB&T. Under the terms of the Investment Advisory agreement, BB&T is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds.

   Pursuant to a Sub-Advisory agreement with BB&T, UBS Global Asset Management (Americas), Inc. ("UBS") serves as the Sub-Advisor to the International Equity Fund. Under the agreement, UBS manages the International Equity Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Federated Investment Management Company ("Federated") serves as the Sub-Advisor to the Prime Money Market Fund. Under the agreement, Federated manages the Prime Money Market Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Scott & Stringfellow, Inc. serves as the Sub-Advisor to the Special Opportunities Equity Fund. Under the agreement, Scott & Stringfellow, Inc. manages the Special Opportunities Equity Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. For their services, Sub-Advisors are entitled to a fee, payable by BB&T.

   Prior to April 26, 2003, BlackRock International Limited served as sub-advisor to the International Equity Fund.

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2003


Information regarding these transactions is as follows for the year September 30, 2003:

                                                                  Annual
                                                                   Fee
                                                                   Rate
                                                                  ------
Balanced Fund....................................................  0.74%
Large Company Value Fund.........................................  0.74%
Large Company Growth Fund........................................  0.74%
Mid Cap Value Fund...............................................  0.74%
Mid Cap Growth Fund..............................................  0.74%
Small Company Value Fund.........................................  1.00%
Small Company Growth Fund........................................  1.00%
Special Opportunities Equity Fund................................  1.00%
International Equity Fund........................................  1.00%
Short U.S. Government Income Fund................................  0.60%
Intermediate U.S. Government Bond Fund...........................  0.60%
Intermediate Corporate Bond Fund.................................  0.60%
Kentucky Intermediate Tax-Free Fund..............................  0.60%
Maryland Intermediate Tax-Free Fund..............................  0.60%
North Carolina Intermediate Tax-Free Fund........................  0.60%
South Carolina Intermediate Tax-Free Fund........................  0.60%
Virginia Intermediate Tax-Free Fund..............................  0.60%
West Virginia Intermediate Tax-Free Fund.........................  0.45%
Prime Money Market Fund..........................................  0.40%
U.S. Treasury Money Market Fund..................................  0.40%
Capital Manager Conservative Growth Fund.........................  0.25%
Capital Manager Moderate Growth Fund.............................  0.25%
Capital Manager Growth Fund......................................  0.25%
Capital Manager Aggressive Growth Fund...........................  0.25%

   BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, with whom certain trustees and officers of the Funds are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. BISYS Ohio serves the Funds as fund accountant and transfer agent. BISYS and BISYS Ohio receive compensation for providing administration, fund accounting and transfer agency services at a rate of 0.25% of the average daily net assets of each Fund. The fee is accrued daily and payable on a monthly basis.

   The Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides for payments to the distributor of up to 0.50%, 1.00%, and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares, respectively, with exception of the Mid Cap Value Fund, the Mid Cap Growth Fund and the West Virginia Intermediate Tax-Free Fund which receives payments of up to 0.25% of the average daily net assets per Class A. The fees may be used by BISYS to pay banks, including the advisor, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the year ended September 30, 2003, BISYS received $1,999,857 from commissions earned on sales of shares of the Funds' Variable Net Asset Value Funds, of which $1,698,524 was allowed to affiliated broker/dealers of the Funds.

6. Concentration of Credit Risk:

   The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2003


7. Federal Income Tax Information:

   It is the policy of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

   At September 30, 2003, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

                                                          Amount    Expires
                                                        ----------- -------
Balanced Fund.......................................... $ 3,490,421  2010
Balanced Fund..........................................   9,198,461  2011
Large Company Value Fund...............................   6,977,015  2011
Large Company Growth Fund..............................   1,715,152  2009
Large Company Growth Fund..............................  34,049,359  2010
Large Company Growth Fund..............................  32,172,081  2011
Mid Cap Value Fund.....................................     935,073  2009
Mid Cap Value Fund.....................................     154,722  2010
Mid Cap Value Fund.....................................   7,077,568  2011
Mid Cap Growth Fund....................................     262,726  2009
Mid Cap Growth Fund....................................  11,232,165  2011
Small Company Growth Fund..............................   4,380,353  2009
Small Company Growth Fund..............................  65,524,230  2010
Small Company Growth Fund..............................  33,735,633  2011
International Equity Fund..............................     920,127  2009
International Equity Fund..............................  27,869,450  2010
International Equity Fund..............................  18,261,749  2011
Short U.S. Government Income Fund......................     347,861  2008
Short U.S. Government Income Fund......................     498,342  2009
Intermediate Corporate Bond Fund.......................     981,789  2011
Kentucky Intermediate Tax-Free Fund....................      50,858  2011
Maryland Intermediate Tax-Free Fund....................      18,343  2011
Capital Manager Growth Fund............................      64,089  2011

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2003


   The tax characteristics of dividends paid to shareholders during the fiscal year ended September 30, 2003, were as follows:

                                          Distributions paid from
                                          ----------------------
                                                          Net                                     Total
                                           Ordinary    Long-Term  Total Taxable  Tax Exempt   Distributions
                                            Income       Gains    Distributions Distributions     Paid
                                          -----------  ---------- ------------- ------------- -------------
Balanced Fund............................ $ 2,082,769  $       --  $ 2,082,769   $       --    $ 2,082,769*
Large Company Value Fund.................   7,837,698          --    7,837,698           --      7,837,698*
Mid Cap Value Fund.......................   1,803,734          --    1,803,734           --      1,803,734*
Small Company Value Fund.................       8,175          --        8,175           --          8,175
Special Opportunities Equity Fund........       1,758          --        1,758           --          1,758
International Equity Fund................   1,168,483          --    1,168,483           --      1,168,483*
Short U.S. Government Income Fund........   7,081,609          --    7,081,609           --      7,081,609*
Intermediate U.S. Government Bond Fund...  16,689,502   2,004,127   18,693,629           --     18,693,629*
Intermediate Corporate Bond Fund.........   8,792,307          --    8,792,307           --      8,792,307*
Kentucky Intermediate Tax-Free Fund......         237          --          237      140,971        141,208*
Maryland Intermediate Tax-Free Fund......         305          --          305       46,798         47,103*
North Carolina Intermediate Tax-Free Fund          --     412,630      412,630    3,846,335      4,258,965*
South Carolina Intermediate Tax-Free Fund          --          --           --      752,387        752,387*
Virginia Intermediate Tax-Free Fund......      70,870     187,208      258,078    2,730,127      2,988,205*
West Virginia Intermediate Tax-Free Fund.     378,991     999,953    1,378,944    3,027,087      4,406,031*
Prime Money Market Fund..................   7,457,684          --    7,457,684           --      7,457,684*
U.S. Treasury Money Market Fund..........   7,296,879          --    7,296,879           --      7,296,879*
Capital Manager Conservative Growth Fund.     653,123     139,243      792,366           --        792,366*
Capital Manager Moderate Growth Fund.....     362,588      32,773      395,361           --        395,361*
Capital Manager Growth Fund..............     121,741          --      121,741           --        121,741*
Capital Manager Aggressive Growth Fund...       9,956      93,135      103,091           --        103,091*

* Total distributions paid differ from the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

   The tax characteristics of dividends paid to shareholders during the fiscal year ended September 30, 2002, were as follows:

                                          Distributions paid from
                                          -----------------------
                                                          Net                                     Total
                                           Ordinary    Long-Term  Total Taxable  Tax Exempt   Distributions
                                            Income       Gains    Distributions Distributions     Paid
                                          ----------- ----------- ------------- ------------- -------------
Balanced Fund............................ $ 2,232,038 $        --  $ 2,232,038   $       --    $ 2,232,038
Large Company Value Fund.................   5,793,713  12,230,067   18,023,780           --     18,023,780
Mid Cap Value Fund.......................   1,538,970   7,780,808    9,319,778           --      9,319,778
Mid Cap Growth Fund......................          --   6,048,475    6,048,475           --      6,048,475
International Equity Fund................      33,185          --       33,185           --         33,185
Short U.S. Government Income Fund........   8,215,080          --    8,215,080           --      8,215,080
Intermediate U.S. Government Bond Fund...  15,215,185          --   15,215,185           --     15,215,185
Intermediate Corporate Bond Fund.........   8,245,438   1,033,634    9,279,072           --      9,279,072
North Carolina Intermediate Tax-Free Fund     324,800     534,427      859,227    3,772,516      4,631,743
South Carolina Intermediate Tax-Free Fund       8,487          --        8,487      707,211        715,698
Virginia Intermediate Tax-Free Fund......       6,235          --        6,235    2,911,053      2,917,288
West Virginia Intermediate Tax-Free Fund.      22,418     190,403      212,821    3,422,417      3,635,238
Prime Money Market Fund..................  12,404,188          --   12,404,188           --     12,404,188
U.S. Treasury Money Market Fund..........  11,325,692          --   11,325,692           --     11,325,692
Capital Manager Conservative Growth Fund.     745,195     581,461    1,326,656           --      1,326,656
Capital Manager Moderate Growth Fund.....     437,453   1,245,593    1,683,046           --      1,683,046
Capital Manager Growth Fund..............     145,605   1,332,952    1,478,557           --      1,478,557

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2003


   As of September 30, 2003 the components of accumulated earnings (deficit) on a tax basis were as follows:

                                     Undistributed
                                       Ordinary    Undistributed
                                      Income/Tax     Long Term                             Accumulated     Unrealized
                                        Exempt     Capital Gains Accumulated  Dividends    Capital and    Appreciation
                                        Income       (Losses)     Earnings     Payable     Other Losses  (Depreciation)
                                     ------------- ------------- ----------- -----------  -------------  --------------
Balanced Fund.......................  $  241,382    $       --   $  241,382  $  (152,274) $ (16,326,758)  $ 7,776,386
Large Company Value Fund............     502,121            --      502,121     (552,352)    (6,977,015)   40,132,071
Large Company Growth Fund...........          --            --           --           --    (76,271,837)   31,502,351
Mid Cap Value Fund..................     288,220            --      288,220     (288,220)    (8,167,363)   22,207,069
Mid Cap Growth Fund.................          --            --           --           --    (11,494,891)   23,434,633
Small Company Value Fund............     438,055            --      438,055           --             --     3,580,111
Small Company Growth Fund...........          --            --           --           --   (103,640,216)   20,270,039
Special Opportunities Equity Fund...     330,337            --      330,337           --             --     1,240,399
International Equity Fund...........     170,560            --      170,560     (241,949)   (63,747,049)   14,867,611
Short U.S. Government Income Fund...     437,951            --      437,951     (493,298)      (846,203)    1,358,781
Intermediate U.S. Government Bond
 Fund...............................   1,216,115     5,767,279    6,983,394   (1,245,788)            --    13,645,281
Intermediate Corporate Bond Fund....     935,348            --      935,348     (857,881)      (981,789)   12,728,533
Kentucky Intermediate Tax-Free Fund.      41,905            --       41,905      (39,953)       (50,858)      489,294
Maryland Intermediate Tax-Free Fund.      11,894            --       11,894      (11,439)       (18,343)       74,784
North Carolina Intermediate Tax-Free
 Fund...............................     372,351       435,140      807,491     (322,891)            --     7,719,028
South Carolina Intermediate Tax-Free
 Fund...............................      76,045        30,775      106,820      (61,958)            --     1,563,081
Virginia Intermediate Tax-Free Fund.     390,518       362,764      753,282     (231,225)            --     6,099,902
West Virginia Intermediate Tax-Free
 Fund...............................     264,156       271,339      535,495     (254,015)            --     4,850,870
Prime Money Market Fund.............     408,007            --      408,007     (402,005)            --            --
U.S. Treasury Money Market Fund.....     281,401            --      281,401     (281,155)            --            --
Capital Manager Conservative Growth
 Fund...............................     187,235            --      187,235     (189,242)    (2,499,569)   (1,220,842)
Capital Manager Moderate Growth
 Fund...............................     135,050            --      135,050     (138,698)    (1,580,604)   (4,142,352)
Capital Manager Growth Fund.........      75,880            --       75,880      (80,966)    (1,306,541)   (6,671,237)
Capital Manager Aggressive Growth
 Fund...............................      18,124            --       18,124      (18,125)       (85,258)   (2,167,790)

                                         Total
                                      Accumulated
                                       Earnings
                                       (Deficit)
                                     ------------
Balanced Fund....................... $ (8,461,264)
Large Company Value Fund............   33,104,825
Large Company Growth Fund...........  (44,769,486)
Mid Cap Value Fund..................   14,039,706
Mid Cap Growth Fund.................   11,939,742
Small Company Value Fund............    4,018,166
Small Company Growth Fund...........  (83,370,177)
Special Opportunities Equity Fund...    1,570,736
International Equity Fund...........  (48,950,827)
Short U.S. Government Income Fund...      457,231
Intermediate U.S. Government Bond
 Fund...............................   19,382,887
Intermediate Corporate Bond Fund....   11,824,211
Kentucky Intermediate Tax-Free Fund.      440,388
Maryland Intermediate Tax-Free Fund.       56,896
North Carolina Intermediate Tax-Free
 Fund...............................    8,203,628
South Carolina Intermediate Tax-Free
 Fund...............................    1,607,943
Virginia Intermediate Tax-Free Fund.    6,621,959
West Virginia Intermediate Tax-Free
 Fund...............................    5,132,350
Prime Money Market Fund.............        6,002
U.S. Treasury Money Market Fund.....          246
Capital Manager Conservative Growth
 Fund...............................   (3,722,418)
Capital Manager Moderate Growth
 Fund...............................   (5,726,604)
Capital Manager Growth Fund.........   (7,982,864)
Capital Manager Aggressive Growth
 Fund...............................   (2,253,049)

   Under current tax law, capital losses realized after October 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2004:

                                                      Post-October
                                                         Losses
                                                      ------------
             Balanced Fund........................... $ 3,637,876
             Large Company Growth Fund...............   8,335,245
             International Equity Fund...............  16,695,723
             Capital Manager Conservative Growth Fund   2,499,569
             Capital Manager Moderate Growth Fund....   1,580,604
             Capital Manager Growth Fund.............   1,242,452
             Capital Manager Aggressive Growth Fund..      85,258

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2003


8. Subsequent Event:

   On September 4, 2003, the Board of Trustees approved a proposal to liquidate the BB&T Balanced Fund. The Fund is expected to be closed in the first quarter of 2004 and is currently closed to new shareholders.

9. Other Federal Income Tax Information (Unaudited):

   For the period ended September 30, 2003, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjuction with your 2003 Form 1099-DIV.

   For the period ended September 30, 2003, the following Funds paid qualified dividend income of:

                                                        Qualified
                                                     Dividend Income
                                                     ---------------
            Balanced Fund...........................   $  958,715
            Large Company Value Fund................    6,032,216
            Mid Cap Value Fund......................    1,439,853
            Small Company Value Fund................        8,175
            Special Opportunities Equity Fund.......        1,758
            International Equity Fund...............    1,074,480
            Capital Manager Conservative Growth Fund      119,523
            Capital Manager Moderate Growth Fund....      191,464
            Capital Manager Growth Fund.............       85,337
            Capital Manager Aggressive Growth Fund..        9,956

   For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal period ended September 30, 2003, qualify for the corporate dividends received deduction for the following Funds:

                                                        Dividends
                                                        Received
                                                        Deduction
                                                        ---------
               Balanced Fund...........................   70.32%
               Large Company Value Fund................  100.00%
               Mid Cap Value Fund......................  100.00%
               Small Company Value Fund................   32.79%
               Special Opportunities Equity Fund.......   15.11%
               Capital Manager Conservative Growth Fund   21.33%
               Capital Manager Moderate Growth Fund....   51.21%
               Capital Manger Growth Fund..............   74.15%
               Capital Manager Aggressive Growth Fund..  100.00%

   During the fiscal period ended September 30, 2003 the following Funds declared tax-exempt income distributions:

                                                        Tax Exempt
                                                       Distribution
                                                       ------------
             Kentucky Intermediate Tax-Free Fund......  $  140,971
             Maryland Intermediate Tax-Free Fund......      46,798
             North Carolina Intermediate Tax-Free Fund   3,846,335
             South Carolina Intermediate Tax-Free Fund     752,387
             Virginia Intermediate Tax-Free Fund......   2,730,127
             West Virginia Intermediate Tax-Free Fund.   3,027,087

10.Special Meeting of the Shareholders (Unaudited):

   A Special Meeting of Shareholders of BB&T Funds was held on August 1, 2003. At the meeting, Shareholders voted and approved a proposal to terminate the Sub-Advisory agreement with BlackRock International Limited with respect to the BB&T International Equity Fund and has engaged UBS to provide Sub-Advisory services to the BB&T International Equity Fund. For their services, UBS is entitled to a fee, payable by BB&T. Results of the vote are as follows:

                        For     Against Abstain   Total
                     ---------- ------- ------- ----------
                     24,126,800   626    4,527  24,131,953

Independent Auditors' Report

Tothe Shareholders and Board of Trustees of
   BB&T Funds:

We have audited the accompanying statements of assets and liabilities of BB&T Funds -- Balanced Fund, Large Company Value Fund, Large Company Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Company Value Fund, Small Company Growth Fund, Special Opportunities Equity Fund, International Equity Fund, Short U.S. Government Income Fund, Intermediate U.S. Government Bond Fund, Intermediate Corporate Bond Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund, U.S. Treasury Money Market Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, and Capital Manager Aggressive Growth Fund (collectively, the Funds), including the schedules of portfolio investments, as of September 30, 2003, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two year period then ended, and the financial highlights for each of the periods presented in the five year period then ended (for the period February 1, 2001 through September 30, 2001 and the two years ended September 30, 2003 for the Mid Cap Growth Fund, Mid Cap Value Fund and West Virginia Intermediate Tax-Free Fund). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the Mid Cap Growth Fund, Mid Cap Value Fund and West Virginia Intermediate Tax-Free Fund for the periods ended January 31, 2001 and prior were audited by other auditors whose report thereon dated March 14, 2001 expressed an unqualified opinion on the financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of September 30, 2003, the results of their operations for the periods then ended, the changes in their net assets for each of the periods presented in the two year period then ended, and the financial highlights for each of the periods presented in the five year period then ended (for the period February 1, 2001 through September 30, 2001, and the two years ended September 30, 2003 for the Mid Cap Growth Fund, Mid Cap Value Fund and West Virginia Intermediate Tax-Free Fund), in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
November 14, 2003

BB&T Funds
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Information about Trustees, and Officers (Unaudited)

   Overall responsibility for the management of the Funds rests with its Board of Trustees', who are elected by the Shareholders of the Funds. The Trustees' elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees', their addresses, ages, length of tenure, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are set below:

                             Independent Trustees

                                                                                                 Number of
                                                                                                 Portfolios
                                                   Term of                                        in Fund
                                     Position(s) Office and                                       Complex         Other
                                      Held With   Length of        Principal Occupation(s)        Overseen  Directorships Held
       Name, Address and Age          the Funds  Time Served       During the Last 5 Years       by Trustee     by Trustee
       ---------------------         ----------- ----------- ----------------------------------- ---------- ------------------

Thomas W. Lambeth...................   Trustee   Indefinite, From January to present, Senior         25             --
  700 Yorkshire Road                             8/92 -      Fellow, Z. Smith Reynolds
  Winston-Salem, NC 27106                        Present     Foundation; from 1978 to January
  Birthdate: 01/08/35                                        2001, Executive Director, Z. Smith
                                                             Reynolds Foundation.

Robert W. Stewart...................   Trustee   Indefinite, Retired; Chairman and Chief             25             --
  201 Huntington Road                            2/94 -      Executive Officer of Engineered
  Greenville, SC 29615                           Present     Custom Plastics Corporation from
  Birthdate: 05/22/32                                        1969 to 1990.

Drew T. Kagan.......................   Trustee   Indefinite, From March 1996 to present,             25             --
  Investment 810 North Jefferson St.             8/00 -      President, Investment Affiliate,
  Suite 101                                      Present     Inc.; March 1992 to March 1996,
  Lewisburg, WV 24901                                        President, Provident Securities &
  Birthdate: 02/21/48 Inc.                                   Investment Co.
  Affiliate,........................

Laura C. Bingham....................   Trustee   Indefinite, From July 1998 to present,              25             --
  Peace College                                  2/01 -      President of Peace College;
  Office of the President                        Present     November 1997 to May 1998,
  15 East Peace Street                                       Senior Vice President of
  Raleigh, NC 27604-1194                                     Philanthropy and President of Fort
  Birthdate: 11/09/56                                        Sanders Foundation Covenant
                                                             Health; 1992 to 1997, Vice
                                                             President Hollins College.

Richard F. Baker....................   Trustee   Indefinite, From 1999 to present, Business          25             --
  6805 North Ridge Drive                         2/01 -      Unit Executive, IBM Sales and
  Raleigh, NC 27615                              Present     Distribution Division; 1996 to 1999
  Birthdate: 2/10/46                                         National Sales Support Manager,
                                                             IBM Sales and Distribution
                                                             Division

BB&T Funds
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Information about Trustees, and Officers (Unaudited), continued

                              Interested Trustees

                                                                                            Number of
                                                                                            Portfolios
                                               Term of                                       in Fund
                                 Position(s) Office and                                      Complex         Other
                                  Held With   Length of        Principal Occupation          Overseen  Directorships Held
    Name, Address and Age         the Funds  Time Served      During the Last 5 Years       by Trustee     by Trustee
    ---------------------        ----------- ----------- ---------------------------------- ---------- ------------------
*W. Ray Long....................   Trustee   Indefinite, Retired; Executive Vice President,     25             --
  605 Blenheim Drive                         8/92 -      Branch Banking and Trust
  Raleigh, NC 27612                          Present     Company prior to August 1998.
  Birthdate: 04/07/34

*Raymond K. McCulloch...........   Trustee   Indefinite, From August 1998 to present,           25             --
  434 Fayetteville Street Mall               5/99 -      Executive Vice President, Branch
  29th Floor Raleigh, NC 27601               Present     Banking and Trust Company;
  Birthdate: 10/05/56                                    employee of Branch Banking and
                                                         Trust Company since 1989.

--------
* Mr. Long and Mr. McCulloch are treated by the Funds as an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Long is an "interested person" because he owns shares of BB&T Corporation, the publicly traded indirect parent of the Adviser. Mr. McCulloch is an "interested person" because he is an Executive Vice President of Branch Banking and Trust Company, the parent of the Investment Adviser.

                                   Officers

                                      Term of
                      Position(s)   Office and
                       Held With     Length of                       Principal Occupation(s)
Name, Address and Age  The Funds    Time Served                      During the Past 5 Years
--------------------- ----------- --------------- -------------------------------------------------------------
George Martinez......  President  Indefinite,     From August 2002 to present, Senior Vice President-Client
  Birthdate: 03/11/59             11/02 - Present Services, BISYS Fund Services; from June 2001 to August 2002,
                                                  CEO and President, Fund Watch Dog Services LLC; from June
                                                  2000 to June 2001, Senior Vice President and Senior Managing
                                                  Counsel, State Street Corporation; from March 1998 to May
                                                  2000, National Director of Investment Management and
                                                  Regulatory Consulting, Arthur Andersen, from March 1995 to
                                                  February 1998, Senior Vice President and Director of
                                                  Administration and Regulatory Services, BISYS Fund Services

James T. Gillespie...  Vice       Indefinite,     From February 1992 present, employee of BISYS Fund Services
  Birthdate: 11/12/66  President  5/02 - Present

E.G. Purcell, III....  Vice       Indefinite,     From 1995 to present, Senior Vice President, BB&T Asset
  Birthdate: 01/01/55  President  11/00 - Present Management, Inc. and its predecessors

Troy A. Sheets.......  Treasurer  Indefinite,     From April 2002 to present, employee of BISYS Fund Services;
  Birthdate: 05/29/71             5/02 - Present  from September 1993 to April 2002, employee of KPMG LLP

Kelly F. Clark.......  Vice       Indefinite,     From 1991 to present, employee of BB&T Asset Management,
  Birthdate: 01/15/69  President  8/02 - Present  Inc. and its predecessors.

Jennifer Bailey......  Secretary  Indefinite,     From September 2002 to present, senior counsel, Investment
  Birthdate: 10/25/68             8/02 - Present  Services for BISYS Fund Services

Alaina V. Metz.......  Assistant  Indefinite,     From June 1995 to present, employee, BISYS Fund Services
  Birthdate: 04/07/67  Secretary  9/95 - Present

Chris Sabato.........  Assistant  Indefinite,     From February 1993 to present, employee of BISYS Fund
  Birthdate: 12/15/68  Treasurer  11/02 - Present Services

   The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, L.P., BISYS Fund Services Ohio, Inc. or Branch Banking and Trust Company receives any compensation from the BB&T Funds for acting as a Trustee.

              [LOGO]
           BB&T  Funds
   Sensible Investing for Generations(R)


   Annual Report
    To Shareholders


                   INVESTMENT ADVISER
          BB&T Asset Management, Inc.
                            5th Floor
         434 Fayetteville Street Mall
                    Raleigh, NC 27601


                          DISTRIBUTOR
                  BISYS Fund Services
                    3435 Stelzer Road
                   Columbus, OH 43219


                        LEGAL COUNSEL
                     Ropes & Gray LLP
                 700 12th Street N.W.
                            Suite 900
               Washington, D.C. 20005


                       TRANSFER AGENT
                  BISYS Fund Services
                    3435 Stelzer Road
                   Columbus, OH 43219


                             AUDITORS
                             KPMG LLP
              191 W. Nationwide Blvd.
                            Suite 500
                   Columbus, OH 43215


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September 30, 2003                                                         11/03
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Item 2. Code of Ethics.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 10 (a)(1).

Item 3. Audit Committee Financial Expert.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

             (i) Has at least one audit committee financial expert serving on its audit committee; or

             (ii) Does not have an audit committee financial expert serving on its audit committee.

         (2) If the registrant provides the disclosure required by paragraph
         (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

             (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

             (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

         (3) If the registrant provides the disclosure required by paragraph
         (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Drew Kagan. He is an independent trustee.

Item 4. Principal Accountant Fees and Services.

     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         (2) Disclose the percentage of services described in each of paragraphs
         (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Only effective for annual reports with periods ending on or after December 15, 2003.

Item 5. Audit Committee of Listed Registrants.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
         Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable

Item 8. [Reserved]

Item 9. Controls and Procedures.

     (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    BB&T Funds
            --------------------------------------------------------------------

By (Signature and Title)* /s/ Troy A. Sheets      Troy A. Sheets,  Treasurer
                         -------------------------------------------------------

Date                      December 5, 2003
    ------------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George O. Martinez  George O. Martinez, President
                         -------------------------------------------------------

Date                    December 5, 2003
    ------------------------------------------------------------

By (Signature and Title)* /s/ Troy A. Sheets      Troy A. Sheets, Treasurer
                         -------------------------------------------------------

Date                    December 5, 2003
    ------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.

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